UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05514

                                         Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

                                                 Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Mary Ellen Reilly

Wilmington Trust Investment Advisors, Inc.

Rodney Square North

1100 North Market Street

                                             Wilmington, DE 19890-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 410-986-5600

Date of fiscal year end:  April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WILMINGTON
FUNDS

April 30, 2017

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Multi-Manager Equity Fund

Wilmington Multi-Manager International Fund

Alternatives Fund

Wilmington Global Alpha Equities Fund

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Wilmington Strategic Allocation Moderate Fund

Wilmington Multi-Manager International Fund (“International Fund”)

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”), (formerly

Wilmington Multi-Manager Alternatives Fund)

Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)

[This Page Intentionally Left Blank]

    i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2016 through April 30, 2017. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc., the Trust’s investment advisor and subadvisor, respectively, have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

Economic blips and trends

During the just completed fiscal year, investors in the Wilmington Funds were treated to a combination of significant blips and major trends. At the very outset of the fiscal year, the British, in a move that caught almost everyone off guard, voted to leave the European Union. The so-called “Brexit” vote created a major downdraft in the equity markets but this turned out to be a blip as prices quickly recovered setting the stage for further gains to come.

On the trending side of the ledger, the economy cruised in the second half of 2016, delivering annualized growth of 3.5% in the third quarter and 2.1% in the fourth quarter. But in the first quarter of 2017, growth slowed to an annualized 0.7%, the weakest in three years.i Credit consumers for both the good and the bad.

Consumer spending, which accounts for more than two-thirds of U.S. economic activity, has pretty much carried the economy throughout the recovery from the Great Recession. After 22 consecutive quarters contributing at least 1% annualized growth in gross domestic product (GDP), consumption accounted for just 0.2% of growth in the first quarter of 2017.i At the same time, however, business investment in fixed goods contributed 1.1% of annualized growth in the first quarter, the strongest showing in 11 quarters.i

ihttps://www.bea.gov/national/index.htm#gdp

Despite weak growth in personal income so far this year, we see reasons to believe consumers will keep spending:

•	Sentiment has remained unusually high. The University of Michigan Consumer Sentiment Index hasn’t showed such strength over a four-month period since just after George W. Bush became president.ii

•	Bad weather and delayed tax refunds accounted for much of the first-quarter weakness.

•	Unemployment has fallen to 4.4%, a 10-year low, on the strength of consistent job growth. Over the last three years, nonfarm payrolls have grown by an average of 215,000 jobs per month.iii

While consumers have pulled their weight economically, businesses have been less consistent; given the historical quarter-to-quarter lumpiness of nonresidential investment, it’s too early to call strong first-quarter business spending a trend. Still, after nearly eight years in recovery, the economy has demonstrated an ability to keep its footing even if corporate America doesn’t pitch in. The Bloomberg consensus calls for GDP growth of 2.2%, but we are looking for stronger growth at 3.0%.

iihttp://www.sca.isr.umich.edu/files/chicsh.pdf

iii https://www.bls.gov/news.release/empsit.nr0.htm

Uncertainty burns bond market

The 10-year Treasury note yields 2.25%, a number that looks different depending on your perspective.

•

The yield has risen a full percentage point from July’s record low of 1.37%.iv Last summer boasted a great backdrop for bonds. Investor uncertainty about the direction of the stock market drove many to fixed income, and the lack of interest rate hikes had bond investors riding high. Since then, stocks have rallied and the Federal Reserve (the “Fed”) has boosted the federal funds rate twice.

•

The 10-year note’s current yield is less than half the average of 6.3% since 1962.iv With short-term interest rates held artificially low for more than eight years, the financial markets have no precedent for how bonds will respond when interest rates finally do revert to historical norms.

Uncertainty about both the pace of interest-rate hikes and the bond market’s reaction to them has contributed to lackluster returns over the last year.

ivhttps://www.federalreserve.gov/datadownload/

The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 0.83% in the 12 months ended April 30. Few of the broad index’s component sectors impressed, though the 2.74% return of the Bloomberg Barclays U.S. Credit Bond Index2 outperformed the -0.65% return of the Bloomberg Barclays U.S. Treasury Bond Index3. The bright-spot was high yield, with the Bloomberg Barclays U.S. Corporate High Yield Bond Index4 returning 13.30% for the year—which makes sense, since this is the bond group most highly correlated with stocks, which delivered excellent returns.

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

ii

Neither foreign bonds nor municipals provided much relief. The Bloomberg Barclays Global Aggregate ex-USD Index5 fell -4.51% and the Bloomberg Barclays Municipal Bond Index6 returned an unexciting 0.14% over the last year.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain Bloomberg Barclays indices performed as follows7:

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Mortgage-Backed Securities Index[8]	Bloomberg Barclays U.S. Credit Bond Index	Bloomberg Barclays Municipal Bond Index
0.83%	-0.65%	0.66%	2.74%	0.14%

Assumes holding periods from May 1, 2016 through April 30, 2017

Stocks a study in contradictions relative to bonds

The S&P 500 Index9 of large-cap stocks returned 17.92%, while the S&P MidCap 40010 and S&P SmallCap 60011 indices did even better, returning 20.46% and 24.26%, respectively. Even international stocks pulled out of their multiyear funk, with the MSCI EAFE (Net) Index12, returning 11.29% and the MSCI Emerging Markets (Net) Index13 19.13%— performance greater than they managed in the previous five years combined. These gains were propelled by three major factors including: the acceleration of economic growth during the second half of 2016, the rebound from the earnings recession that had gripped corporate performance since 2015, and the election, which ushered in hopes for more active pro-growth policies from Washington.

Investors have been slow to pick up on these gains which have made this one of the most disliked bull markets in recent equity market history. However, the surge in prices is well founded in both economic fundamentals which have seen job growth continue at a strong pace while corporate profits improve, expanding at a 14% pace in the first quarter of 2017.

The Trump administration hasn’t made the progress on tax cuts and infrastructure spending many expected, and most market sectors have come down substantially from their post-election highs. Economically sensitive sectors such as industrials and technology have returned at least 14% over the last six months.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-USD (Net) Index[16]
17.92%	20.90%	28.18%	12.59%

Dealing with blips and trends is a key part to managing our investor’s money and we will continue to do so making sure that we properly identify the trend signal and avoid the blip noises.

Sincerely,

Christopher D. Randall
President, Wilmington Funds
May 25, 2017

April 30, 2017 (unaudited) / PRESIDENT’S MESSAGE

    iii

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1.	Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.
2.	Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
3.	Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
4.	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.
5.	Bloomberg Barclays Global Aggregate ex-USD Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.
6.	Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
8.	Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
9.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
10.	The S&P MidCap 400 Index measures the performance of approximately 400 stocks listed on U.S. exchanges. Most of the stocks in the index are mid-capitalization U.S. issues. The index accounts for roughly 7% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.
11.	The S&P SmallCap 600 Index measures the performance of approximately 600 stocks listed on U.S. exchanges. Most of the stocks in the index are small-capitalization U.S. issues. The index accounts for roughly 3% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.
12.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
13.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
14.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
16.	The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. The index is unmanaged and it is not possible to invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

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WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, Wilmington Multi-Manager International Fund (the “Fund”) had a total return of 12.52%* for Class A shares and 12.69%* for Class I shares, versus its benchmark, the Morgan Stanley Capital International – All Country World ex-US Index (Net, USD) ( MSCI ACWI ex-US)** which had a total return of 12.59%. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the United States.

The Fund’s sub-advisor line-up changed in late December 2016, so performance can be disaggregated into “before” and “after” time frames. During the period May 1 through December 31, 2016, under the prior sub-advisors, the Class I shares returned -0.83% versus its benchmark, which had a total return of 2.20%. Consequently, excess return for the first eight months of the fiscal year was -3.03%. During the period January 1 through April 30, 2017, under the current sub-advisors, the Class I shares returned 13.63% versus the benchmark, which had a total return of 10.17%. Consequently, excess return for the last four months of the fiscal year was +3.46%. The swing in excess return from the prior period to the latter period was +6.49%.

During the first eight months of the fiscal year, under the prior sub-advisors, the following overweight positions were significant detractors from performance: Belgian food retailer Delhaize, Canadian gold miner Franco-Nevada, Japanese pharmaceutical company Daiichi Sankyo, Japanese chemical manufacturer KAO, Australian petroleum refiner Caltex, Dutch brewer Heineken, the London Stock Exchange, German real estate company Vonovia, and Japanese telecom company NTT. The following overweight positions contributed to performance: Australian mining company South32, Swiss pharmaceutical company Actelion, and Japanese staffing company Recruit. During the latter four months of the fiscal year, under the current sub-advisors, the following overweight positions significantly contributed to performance: Indian bank HDFC, Korean consumer electronics company Samsung, Austrian semi-conductor manufacturer AMS, French luxury brands company Kering, German photonics manufacturer Jenoptik, German semi-conductor manufacturer Infineon, Chinese e-commerce firms Tencent and Alibaba, and Danish engineering firm FLSmidth. Detracting from performance were over-weight holdings to Luxembourg-domiciled steel manufacturer Arcelor-Mittal, French pen manufacturer Societe Bic, Irish oil company Tullow Oil, U.K. outsourcing company Serco, French retailer Carrefour, and Swedish asset manager Aurelius Equity Opportunities.

Our current sub-advisor line-up, as of April 30, 2017, consisted of the following asset managers: Allianz Global Investors U.S. LLC (“Allianz”), AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), and Schroder Investment Management North America, Inc. (Schroders”).

Allianz, AXA, Berenberg, Nikko, and Schroders, respectively, use the following strategies: European large-cap growth, European small-cap, European large-cap core, Japanese all-cap value, and Asia ex-Japan all-cap. The portfolio management and analyst teams for Allianz,

AXA, Berenberg, Nikko, and Schroders are based, respectively, in Frankfurt, Paris, Hamburg, Tokyo, and Hong Kong.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 6.37%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. The index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards

April 30, 2017 (unaudited) / ANNUAL REPORT

    2

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of Wilmington Multi-Manager International Fund from April 30, 2007 to April 30, 2017, compared to the MSCI ACWI ex-US Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 6.37%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/17
	1 Year	5 Years	10 Years
Class A^	6.37%	3.59%	-0.50%
Class I^	12.69%	4.91%	0.25%
MSCI ACWI ex-US Index[2]	12.59%	5.13%	1.12%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.66% and 1.07%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.41% and 0.94%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the MSCI ACWI ex-US Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2017 (unaudited)

3

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, the Wilmington Global Alpha Equities Fund (the “Fund”), formerly the Wilmington Multi-Manager Alternatives Fund, had a total return of 7.59%* for Class A Shares and 7.93%* for Class I Shares, versus its new benchmark, the HFRX Equity Hedge Index**, which had a total return of 6.64%, and the old benchmark, the HFRX Global Hedge Index***, which had a total return of 6.21%.

Fund Update

In mid-2016, after a strategic review of the Fund’s structure, fees and performance, the Wilmington Funds’ Board of Trustees approved the restructure of the Fund from a multi-manager, multi-alternative strategy to a global equity long/short strategy managed by a single sub-advisor, Wellington Management Company LLP (“Wellington”), a large and well-respected asset manager. The Fund’s restructuring was dependent on shareholder’s approval of a change in the Fund’s investment goal from “seeking to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes” to “seeking to achieve long-term growth of capital with lower volatility than the broader equity markets”, which was approved on November 30, 2016. The Fund was transitioned at the end of January 2017 to its current strategy which also included a significant reduction in the net operating expense ratio, excluding class specific fees, from 2.49% to 1.25%. The Fund now allocates and reallocates among Wellington’s roster of highly active internal equity teams to create a global portfolio focused on alpha production and downside protection.

Performance

From May 1, 2016 through the transition on January 27, 2017, the Fund outperformed its then benchmark HFRX Global Hedge Fund Index by 130 basis points (“bps”). The Fund’s credit exposure was the largest contributor to returns, as high yield markets rallied during the year. Global Macro was the second largest contributor with the majority of gains coming in 4Q 2016 as the dollar strengthened dramatically against the Euro. Equity Long/Short, event driven and options arbitrage were also marginally positive during the period.

While the new strategy was up and running only slightly more than three months during the fiscal year, alpha generation was strong. The Fund outperformed its new benchmark, the HFRX Equity Hedge Index by 53 bps, and its peers by 72 bps with significantly lower volatility than each. The performance produced by Wellington’s management was led by a team focusing on quality companies with growing dividends, a portfolio manager who seeks to own durable businesses with stable cash flows through economic cycles as well as a group that invests in companies experiencing sustainable growth while trading at unappreciated valuations.

The Fund uses derivatives, which primarily consists of equity index options and currency futures, to enhance the returns of the Fund prior to January 27, 2017. At the end of January 2017, Wellington began utilizing equity index futures to reduce the Fund’s net long exposure to the global equity market. The use of equity index futures detracted from absolute performance for the period but had a neutral impact on relative performance.

Commentary & Outlook

It was a year of transition for the Fund, but despite the large changes instituted within the portfolio, performance was solid and management believes the Fund is in a stronger position going forward. While active managers have struggled to beat their benchmarks over the past five years, there are signs that stock picking skill may be poised for a comeback. History shows that active performance is cyclical, with periods of underperformance following to significant stretches of outperformance. Additionally, intra-stock correlation has been decreasing and dispersion in stock performance has been increasing which has led to improved active management returns in 2017 – through April more than 50% of mutual fund managers are ahead of their index. Given the ability to opportunistically allocate among a large selection of highly talented Wellington portfolio managers, we believe our Fund is well positioned to take advantage of an improving environment for active management.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.68%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

HFRX Equity Hedge Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity and equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The Index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months. The index is unmanaged and it is not possible to invest directly in an index.

***

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is composed of active private funds with assets under management of a least $50 million reporting to Hedge Fund Research, Inc. (HFRX). The performance results reported by HFRX are asset weighted. The index is unmanaged and it is not possible to invest directly in an index.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Basis Points (“bps”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

April 30, 2017 (unaudited) / ANNUAL REPORT

    4

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value, some are subjective and others are objective.

Correlation is a statistical measure of how two securities move in relation to each other.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and Collateralized Mortgage Obligations (“CMOs”). Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

ANNUAL REPORT / April 30, 2017 (unaudited)

5

WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Global Alpha Equities Fund from January 12, 2012 (start of performance) to April 30, 2017 compared to the HFRX Equity Index2 and the HFRX Global Hedge Fund Index.3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.68%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/17
			Start of Performance
	1 Year	5 Year	(1/12/2012)
Class A^	1.68%	0.94%	1.10%
Class I^	7.93%	2.37%	2.45%
HFRX Equity Hedge Index[2]	6.64%	2.84%	3.19%
HFRX Global Hedge Fund Index[3]	6.21%	1.41%	1.76%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.32% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 2.07% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the HFRX Equity Hedge Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3

The performance for the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2017 (unaudited) / ANNUAL REPORT

    6

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, Wilmington Multi-Manager Real Asset Fund (the “Fund”) had a total return of 1.76%* for Class A Shares and 2.11%* for Class I Shares, versus its new benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (“Bloomberg Barclays U.S. TIPS Index”)**, the old benchmark, the Bloomberg Barclays World Government Inflation Linked Bond Index (hedged, USD) (“Bloomberg Barclays World GILB Index”)*** and the Real Asset Blended Index, which had total returns of 1.73%, 8.58% and 5.60%, respectively.

The Blended Index is currently a mix of 50% Bloomberg Barclays World GILB Index, 35% S&P Developed Property Index****, and 15% Bloomberg Commodity Index (Total Return)*****. During this period, the Fund’s relative underperformance was largely due to the Fund’s tactical asset allocation as well as fees. Manager selection was also slightly negative during the year.

At the start of calendar year 2016, driven by muted prospects of aggressive interest rates policies, global growth and the attractiveness of U.S. breakeven valuations, the advisor repositioned the portfolio to tactically shift all international inflation linked bonds exposure to U.S. Treasury Inflation Protected Securities (“TIPS”) as well as eliminated commodities exposure and allocate the proceeds primarily to real estate related securities. This exposure was maintained throughout the fiscal year.

Global inflation-linked bond (“ILB”) markets posted solid returns for the year as inflation expectations picked up in numerous geographies. In the U.S., the 10-year breakeven inflation rates went from 1.6% to nearly 2%, with the majority of the run-up occurring in the period around the presidential election. While the U.S. TIPS market performed well, U.K. ILBs were the dominant performer as inflation expectations exploded after the British exit (“Brexit”) vote in June. As U.K. ILBs make up nearly 30% of the Bloomberg Barclays World GILB index, this allocation led to underperformance for the Fund, despite positive attribution from active management within the asset class.

Global real estate securities, as measured by the S&P Developed Property Index, were up during the fiscal year despite significant volatility. Performance was strong in spring and summer of 2016 before falling over 11% due to equity market volatility and expectations of interest rate increases and then rallying anew along with equities to finish the fiscal year. Foreign real estate underperformed the U.S. nearly entirely as a result of Brexit, as U.K. property was down nearly 10%. Real estate related securities exposure experienced weak manager performance as a result of poor stock selection by CBRE Clarion Securities LLC (“CBRE”) – the allocation to CBRE was reduced to zero late in the year and CBRE was terminated as sub-advisor.

Commodities again proved to be the worst performer among the three asset classes for the fiscal year ending down slightly over 1% — the Fund’s underweight contributed to performance.

The Fund uses derivatives, which include interest rate/inflation options, interest rate futures, interest rate/inflation swaps, and credit default swaps, to enhance returns of the Fund and to hedge (or protect) against adverse movements in interest rates and movements in the bond markets. During the fiscal year, the Fund’s use of derivatives had a neutral impact on the relative performance of the Fund’s exposure to inflation protected securities verses the asset class benchmark.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -3.81%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

***

Bloomberg Barclays World Government Inflation-Linked Bond Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely to invest.

****	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

*****

 Bloomberg Commodity Index (Total Return) is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

British exit (“Brexit”) - the decision by British voters to leave the European Union.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

ANNUAL REPORT / April 30, 2017 (unaudited)

7

WILMINGTON MULTI-MANAGER REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Multi-Manager Real Asset Fund from April 30, 2007 to April 30, 2017 compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index 2 (“Bloomberg Barclays U.S. TIPS Index”) and the Bloomberg Barclays World Government Inflation-Linked Bond Index3 (“Bloomberg Barclays World GILB Index”) and the Real Asset Blended Index.4

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -3.81%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211

	Average Annual Total Returns for the Periods Ended 4/30/17
	1 Year	5 Years	10 Years
Class A^	-3.81%	0.08%	1.33%
Class I^	2.11%	1.48%	2.16%
Bloomberg Barclays U.S. TIPS Index[2]	1.73%	0.69%	4.22%
Bloomberg Barclays World GILB Index[3]	8.58%	3.52%	5.15%
Real Asset Blended Index[4]	5.60%	3.42%	3.61%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.56% and 1.31%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.31% and 1.06%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays U.S. TIPS Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3

The performance for the Barclays World GILB Index and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

4

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 50% Bloomberg Barclays World GILB Index, 35% S&P Developed Property Index and 15% Bloomberg Commodity Index (Total Return).

April 30, 2017 (unaudited) / ANNUAL REPORT

    8

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, Wilmington Strategic Allocation Moderate Fund (the “Fund”) had a total return of 9.38%* for Class A Shares and 9.64%* for Class I Shares, versus its current benchmarks, the Russell 3000® Index, Bloomberg Barclays U.S. Aggregate Bond Index, and the Moderate Blended Index**, which had total returns of 18.58%, 0.83%, and 9.64%, respectively.

The Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Committee and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Moderate Blended Index.

Over the past year, the Class I Shares performed in line with the Moderate Blended Index. During the period, tactical decisions and underlying manager performance each contributed modestly to relative performance, but were neutralized by fees. The year was an interesting one, with an improved global growth environment, and an impactful election result in the U.S.

The fiscal year began in an environment that favored defensive positioning, with the U.S. equity markets still mired in an extended earnings recession, and concerns surrounding the U.K.’s British exit (“Brexit”) decision. The tide shifted in the third quarter, as year-over-year earnings growth turned positive for U.S. equities, ending a seven quarter earnings drought that began in the fourth quarter of 2014. In response to this positive development, the market rose in the second half of 2016. The Fund’s active managers performed well in this environment – at least until the presidential election, when the markets rapidly repositioned in anticipation of Trump initiatives.

In the weeks following the election, cyclical stocks expected to benefit from pro-growth Trump policies surged. This abrupt market shift favored deep value managers at the expense of the more growth-oriented managers that had performed well in the period leading up to the election. The net result was an underperformance in the fourth quarter, driven almost entirely by election repositioning.

Lost in this election noise was a continued improvement in the earnings environment both domestically and abroad. Fortunately, as the calendar turned to 2017, the market shifted from a “trust me” stance toward Trump policies to more of a “show me” position, and earnings again became the focus. The Fund’s active managers were effectively aligned to capture the benefits of the improving fundamentals, and recovered relative performance nicely to close the fiscal year on a positive note.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 3.32%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and it is not possible to invest directly in an index. Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index. The Moderate Blended Index is calculated by the investment advisor and as of April 1, 2016 represents the weighted returns for the following indices: 27.0% Russell 1000 ® Index; 6.7% Russell 2000 ® Index; 12.5% MSCI EAFE Index; 4.4% MSCI Emerging Markets Index; 12.5% HFRI Fund of Funds Composite Index; 28.9% Bloomberg Barclays U.S. Aggregate Bond Index; 2.0% Bloomberg Barclays U.S. Corporate High Yield Bond Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P U.S. REIT Index; 0.75% Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day U.S. T-Bill Index. Effective on July 1, 2016, the 12.5% of the HFRI Fund of Funds Composite Index was replaced with 6.25% of the HFRX Global Hedge Fund Index and 6.25% of the HFRX Absolute Hedge Fund Index. The indexes are unmanaged and it is not possible to invest directly in an index.

British exit (“Brexit”) - the decision by British voters to leave the European Union.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT / April 30, 2017 (unaudited)

9

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Strategic Allocation Moderate Fund from April 30, 2007 to April 30, 2017 and June 11, 2010 (start of performance) to April 30, 2017, respectively, compared to the Russell 3000 Index2, the Bloomberg Barclays U.S. Aggregate Bond Index2 and the Moderate Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 3.32%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211

	Average Annual Total Returns for the Periods Ended 4/30/17
	1 Year	5 Years	10 Years
Class A^	3.32%	4.15%	2.41%[4]
Class I^	9.64%	5.62%	6.66%[4]
Russell 3000® Index[2]	18.58%	13.57%	7.23%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.83%	2.27%	4.30%
Moderate Blended Index[2,3]	9.64%	5.95%	3.88%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.13% and 1.35%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.88% and 1.10%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Russell 3000® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

3

Moderate Blended Index is calculated by the investment advisor and as of April 1, 2016 represents the weighted returns for the following indices: 27.0% Russell 1000® Index; 6.7% Russell 2000® Index; 12.5% MSCI EAFE Index; 4.4% MSCI Emerging Markets Index; 12.5% HFRI Fund of Funds Composite Index; 28.9% Bloomberg Barclays U.S. Aggregate Bond Index; 2.0% Bloomberg Barclays U.S. Corporate High

April 30, 2017 (unaudited) / ANNUAL REPORT

    10

Yield Bond Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P U.S. REIT Index; 0.75% Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index. Effective on July 1, 2016, the 12.5% of the HFRI Fund of Funds Composite Index was replaced with 6.25% of the HFRX Global Hedge Fund Index and 6.25% of the HFRX Absolute Hedge Fund Index.

4	Represents the average total return for Class A Shares and Class I Shares from April 30, 2007 to April 30, 2017 and June 11, 2010 (start of performance) to April 30, 2017, respectively.

ANNUAL REPORT / April 30, 2017 (unaudited)

11

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,109.50	$5.91	1.13%

Class I	$1,000.00	$1,110.50	$5.23	1.00%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,019.19	$5.66	1.13%

Class I	$1,000.00	$1,019.84	$5.01	1.00%

WILMINGTON GLOBAL ALPHA EQUITIES FUND[3]

Actual

Class A	$1,000.00	$1,056.50	$10.45	2.05%

Class I	$1,000.00	$1,058.90	$9.09	1.78%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,014.63	$10.24	2.05%

Class I	$1,000.00	$1,015.97	$8.90	1.78%

WILMINGTON MULTI-MANAGER REAL ASSET FUND[4]

Actual

Class A	$1,000.00	$1,019.10	$6.06	1.21%

Class I	$1,000.00	$1,021.10	$4.81	0.96%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,018.79	$6.06	1.21%

Class I	$1,000.00	$1,020.03	$4.81	0.96%

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Actual

Class A	$1,000.00	$1,072.20	$3.80	0.74%

Class I	$1,000.00	$1,073.50	$2.52	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.12	$3.71	0.74%

Class I	$1,000.00	$1,022.36	$2.46	0.49%

April 30, 2017 (unaudited) / ANNUAL REPORT

    12

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

(3)	For Global Alpha Equities Fund, the expense ratio includes the impact of dividend expense on securities sold short.

(4)	For Multi-Manager Real Asset Fund, the expense ratio includes the impact of interest expense on securities sold short and interest expense on reverse repurchase agreements.

ANNUAL REPORT / April 30, 2017 (unaudited)

13

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager International Fund

At April 30, 2017, the Fund’s sector classifications and country allocations were as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Information Technology	19.0%
Consumer Discretionary	18.6%
Industrials	17.7%
Financials	12.7%
Consumer Staples	6.8%
Health Care	6.7%
Materials	3.8%
Real Estate	2.3%
Energy	1.9%
Utilities	1.1%
Telecommunication Services	0.9%
Investment Companies	3.8%
Warrants	0.8%
Rights	0.0%[3]
Cash Equivalents[1]	9.4%
Other Assets and Liabilities – Net[2]	(5.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	17.5%
Germany	10.2%
France	9.7%
United Kingdom	8.6%
China	6.1%
Hong Kong	5.3%
Netherlands	5.0%
Taiwan	3.9%
Switzerland	3.7%
Sweden	3.1%
South Korea	3.1%
Italy	2.6%
Ireland	2.2%
Denmark	2.2%
Spain	1.9%
India	1.6%
Belgium	1.4%
All other countries less than 1.0%	3.4%
Investment Companies	3.8%
Warrants	0.8%
Rights	0.0%[3]
Cash Equivalents[1]	9.4%
Other Assets and Liabilities – Net[2]	(5.5)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Number of Shares	Value

COMMON STOCKS – 91.5%

AUSTRALIA – 0.0%**

Arrium Ltd.*,††	532,800	$—

AUSTRIA – 0.1%

ams AG	9,541	613,692

BELGIUM – 1.4%

Ackermans & van Haaren NV	8,151	1,333,609

Anheuser-Busch InBev SA/NV#	13,433	1,513,009

UCB SA	42,100	3,281,711

TOTAL BELGIUM		$6,128,329

BERMUDA – 0.3%

Hiscox Ltd.	101,943	1,494,657

Description	Number of Shares	Value

BULGARIA – 0.0%**

Petrol AD*,††	9,534	$—

CHINA – 6.1%

AAC Technologies Holdings, Inc.	124,000	1,820,540

Alibaba Group Holding Ltd. ADR*	49,121	5,673,476

China Mobile Ltd.	103,500	1,103,746

China Pacific Insurance Group Co. Ltd.	624,400	2,307,880

China Resources Phoenix Healthcare Holdings Co. Ltd.*	21,000	26,971

CNOOC Ltd.	405,000	472,253

Ctrip.com International Ltd. ADR*	29,237	1,476,761

Haitian International Holdings Ltd.	642,000	1,573,151

Hollysys Automation Technologies Ltd.	66,782	1,071,183

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     14

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

NetEase, Inc. ADR	2,930	$777,593

New Oriental Education & Technology

Group, Inc. ADR*	29,769	1,921,291

Shenzhou International Group Holdings Ltd.	251,000	1,652,176

Tencent Holdings Ltd.	233,500	7,306,678

TOTAL CHINA		$27,183,699

DENMARK – 2.2%

Coloplast A/S#	20,989	1,796,664

DSV A/S	42,403	2,362,260

FLSmidth & Co. A/S	36,217	2,178,350

Novo Nordisk A/S Class B	83,363	3,243,811

TOTAL DENMARK		$9,581,085

FRANCE – 9.7%

Bouygues SA	78,822	3,313,801

Bureau Veritas SA	42,893	993,573

Carrefour SA	137,113	3,252,233

Cie Generale des Etablissements Michelin	27,125	3,544,197

Edenred	68,301	1,748,780

Elior GroupΩ	75,258	1,877,310

Groupe Fnac SA#, *	16,968	1,192,170

Ingenico SA	15,933	1,443,658

Kering	11,823	3,664,664

Legrand SA	15,160	981,415

L’Oreal SA	6,512	1,297,052

LVMH Moet Hennessy Louis Vuitton SA	14,412	3,555,824

Sanofi	35,600	3,358,659

Sartorius Stedim Biotech	20,625	1,383,283

SCOR SE	38,554	1,525,328

Societe BIC SA	10,547	1,185,650

SPIE SA	59,005	1,635,457

Valeo SA	49,199	3,537,106

Vinci SA	40,773	3,468,739

TOTAL FRANCE		$42,958,899

GERMANY – 10.2%

adidas AG	16,900	3,385,449

AURELIUS Equity Opportunities SE & Co.

KGaA#	21,578	1,064,774

Brenntag AG	15,042	892,014

Deutsche Post AG	95,491	3,432,608

E.ON SE	415,900	3,242,409

Fielmann AG#	21,998	1,681,684

Fresenius SE & Co. KGaA	29,493	2,390,552

Hugo Boss AG	21,827	1,660,290

Infineon Technologies AG	339,696	7,030,592

Jenoptik AG	84,012	2,260,862

Kion Group AG	23,788	1,611,485

Description	Number of Shares	Value

LANXESS AG	16,698	$1,205,940

Merck KGaA	28,832	3,385,645

OSRAM Licht AG	17,528	1,174,045

SAF-Holland SA	77,984	1,347,276

SAP SE	55,920	5,608,325

Scout24 AG*,Ω	13,982	479,764

Sixt SE#	24,017	1,329,016

zooplus AG*	10,082	1,885,117

TOTAL GERMANY		$45,067,847

GHANA – 0.0%**

Produce Buying Co. Ltd.*,††	288,000	—

HONG KONG – 5.3%

AIA Group Ltd.	745,000	5,157,681

ASM Pacific Technology Ltd.	81,500	1,213,329

BOC Hong Kong Holdings Ltd.	327,000	1,345,273

Brilliance China Automotive Holdings Ltd.	220,000	368,819

CK Hutchison Holdings Ltd.	64,500	805,592

Galaxy Entertainment Group Ltd.	152,000	846,144

Hongkong Land Holdings Ltd.	271,700	2,094,807

Jardine Matheson Holdings Ltd.	45,800	2,955,474

Johnson Electric Holdings Ltd.	598,500	1,842,817

Sun Hung Kai Properties Ltd.	98,000	1,470,312

Swire Properties Ltd.	762,400	2,558,208

Techtronic Industries Co. Ltd.	688,000	2,954,251

TOTAL HONG KONG		$23,612,707

INDIA – 1.6%

Cox & Kings Ltd. GDR††	22,209	—

HDFC Bank Ltd. ADR	61,033	4,858,837

Infosys Ltd. ADR#	68,170	992,555

Jain Irrigation Systems Ltd.*,††	80,831	—

Suzlon Energy Ltd. GDR - Reg S*,††	77,213	—

Tata Motors Ltd. ADR	39,727	1,417,062

United Spirits Ltd. GDR#, *,††	537	—

TOTAL INDIA		$7,268,454

INDONESIA – 0.0%**

Pembangunan Perumahan Persero Tbk PT††	19	—

Sugih Energy Tbk PT*,††	1,327,300	—

TOTAL INDONESIA		$—

IRELAND – 2.2%

DCC PLC	17,596	1,624,955

Glanbia PLC	78,576	1,533,825

Kerry Group PLC	17,801	1,457,805

Kingspan Group PLC	61,589	2,142,486

Ryanair Holdings PLC ADR*	17,613	1,619,163

UDG Healthcare PLC	153,238	1,482,603

TOTAL IRELAND		$9,860,837

ANNUAL REPORT / April 30, 2017

15     PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

ITALY – 2.6%

Atlantia SpA	125,286	$3,177,118

Credito Emiliano SpA#	212,738	1,485,426

FinecoBank Banca Fineco SpA	241,652	1,718,903

Salvatore Ferragamo SpA#	57,180	1,831,838

Snam SpA	755,300	3,338,715

TOTAL ITALY		$11,552,000

JAPAN – 17.5%

77 Bank Ltd. (The)	162,000	700,462

AEON Financial Service Co. Ltd.	6,200	119,078

Aeon Mall Co. Ltd.	33,200	563,782

Ajinomoto Co., Inc.	30,300	589,555

Alpine Electronics, Inc.	25,600	372,259

Anritsu Corp.	57,600	465,554

AOI TYO Holdings, Inc.	83,400	611,987

Ariake Japan Co. Ltd.#	9,000	569,186

Astellas Pharma, Inc.	38,300	504,368

Bridgestone Corp.	12,800	533,702

D.A. Consortium Holdings, Inc.	28,600	364,058

Daibiru Corp.	38,300	353,195

Daihatsu Diesel Manufacturing Co. Ltd.	103,500	667,562

Dai-ichi Life Holdings, Inc.	68,600	1,166,769

Daikin Industries Ltd.	16,200	1,573,133

Daiwa House Industry Co. Ltd.	20,400	605,915

Daiwa Securities Group, Inc.	52,000	315,942

DeNA Co. Ltd.	30,800	659,516

Denka Co. Ltd.	155,000	798,116

Denki Kogyo Co. Ltd.	78,000	381,341

Denso Corp.	8,000	344,400

East Japan Railway Co.	4,900	437,538

Ebara Corp.	21,300	648,697

Electric Power Development Co. Ltd.	51,100	1,184,961

ESPEC Corp.	74,900	906,392

F-Tech, Inc.	38,200	459,188

Hino Motors Ltd.	52,500	657,928

Hitachi Ltd.	167,000	921,477

Hitachi Metals Ltd.	23,300	326,273

Honda Motor Co. Ltd.	39,700	1,151,024

Hosiden Corp.	43,600	479,903

Inpex Corp.	40,700	390,114

ITOCHU Corp.	39,700	561,267

J Front Retailing Co. Ltd.	31,600	454,972

Jafco Co. Ltd.	27,400	975,806

Japan Tobacco, Inc.	14,500	482,054

JFE Holdings, Inc.	66,600	1,135,441

JXTG Holdings, Inc.	59,300	267,628

Kansai Paint Co. Ltd.	18,400	407,367

Description	Number of Shares	Value

KDDI Corp.	19,300	$511,695

Kinden Corp.	20,800	314,775

Kojima Co. Ltd.*	179,700	475,546

Komatsu Ltd.	19,000	506,553

Komehyo Co. Ltd.#	87,900	835,040

Kubota Corp.	21,200	333,381

Kyushu Railway Co.	5,100	159,897

Macromill, Inc.*	10,000	175,286

Maeda Corp.	45,000	414,174

Marui Group Co. Ltd.	16,900	231,347

Maruwa Co. Ltd.	18,500	660,507

Mazda Motor Corp.	14,200	208,144

MEIJI Holdings Co. Ltd.	4,800	407,338

Mimasu Semiconductor Industry Co. Ltd.	59,500	920,722

Mirait Holdings Corp.	53,500	555,757

Mitsubishi Corp.	42,800	922,806

Mitsubishi Electric Corp.	53,300	743,020

Mitsubishi Estate Co. Ltd.	19,000	363,041

Mitsubishi Heavy Industries Ltd.	88,000	352,079

Mitsubishi UFJ Financial Group, Inc.	302,000	1,921,313

Mitsui & Co. Ltd.	29,600	417,679

Mitsui Fudosan Co. Ltd.	34,000	747,100

Mizuho Financial Group, Inc.	456,600	833,943

Morinaga & Co. Ltd.	13,300	628,760

MS&AD Insurance Group Holdings, Inc.	14,700	478,945

Musashi Seimitsu Industry Co. Ltd.	23,600	579,229

Nankai Electric Railway Co. Ltd.	120,000	589,908

NET One Systems Co. Ltd.	43,200	394,119

Nintendo Co. Ltd.	5,700	1,434,012

Nippon Electric Glass Co. Ltd.	79,000	489,697

Nippon Sheet Glass Co. Ltd.*	127,100	988,524

Nippon Soda Co. Ltd.	73,000	395,533

Nippon Steel & Sumitomo Metal Corp.	23,800	535,994

Nippon Telegraph & Telephone Corp.	9,800	419,253

Nishimatsu Construction Co. Ltd.	57,000	289,921

Nissin Kogyo Co. Ltd.	221,400	3,801,387

Nitori Holdings Co. Ltd.	21,600	2,811,536

Nomura Holdings, Inc.	65,400	392,488

Noritake Co. Ltd.	34,400	922,374

NTT DOCOMO, Inc.	21,800	525,664

Olympus Corp.	8,900	342,507

ORIX Corp.	41,400	631,724

Pacific Industrial Co. Ltd.	27,700	388,881

Panasonic Corp.	20,700	247,063

Sac’s Bar Holdings, Inc.	52,600	586,515

San-A Co. Ltd.	3,700	168,280

Sanki Engineering Co. Ltd.	27,900	241,270

Santen Pharmaceutical Co. Ltd.	33,800	475,125

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     16

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Seikagaku Corp.	32,400	$516,772

Sekisui Chemical Co. Ltd.	37,800	634,097

Senshu Electric Co. Ltd.	20,200	364,406

Seven & i Holdings Co. Ltd.	20,000	845,033

SFP Dining Co. Ltd.	17,000	216,398

Showa Corp.*	72,800	620,408

Sinko Industries Ltd.	64,500	1,002,144

SMC Corp.	2,800	788,446

SoftBank Group Corp	10,300	780,019

Sony Corp.	31,700	1,068,942

St Marc Holdings Co. Ltd.	10,600	322,826

Stanley Electric Co. Ltd.	34,700	1,014,775

Sumitomo Chemical Co. Ltd.	88,000	496,542

Sumitomo Electric Industries Ltd.	45,500	741,429

Sumitomo Metal Mining Co. Ltd.	64,000	867,782

Sumitomo Mitsui Financial Group, Inc.	33,100	1,224,529

Sumitomo Warehouse Co Ltd. (The)	72,000	436,618

Suzuki Motor Corp.	3,000	125,194

T&D Holdings, Inc.	64,400	955,240

Takeei Corp.	33,400	296,023

Teikoku Electric Manufacturing Co. Ltd.	104,800	1,005,930

Terumo Corp.	7,000	255,259

Tokio Marine Holdings, Inc.	12,300	517,709

Tokyo Century Corp.	12,100	416,811

Tokyo Gas Co. Ltd.	54,000	250,684

Tokyo Ohka Kogyo Co. Ltd.	19,600	634,725

Tokyo Tekko Co. Ltd.	82,000	312,626

Tokyu Fudosan Holdings Corp.	56,600	308,704

Toray Industries, Inc.	63,000	557,294

Toyota Motor Corp.	28,500	1,542,924

Tsurumi Manufacturing Co. Ltd.	37,400	544,854

West Japan Railway Co.	4,500	300,498

Yahoo Japan Corp.	150,300	643,132

Yamada Denki Co. Ltd.	69,800	366,297

Yondoshi Holdings, Inc.	28,500	678,529

TOTAL JAPAN		$77,531,361

MALAYSIA – 0.0%**

RHB Bank Bhd††	18,000	—

NETHERLANDS – 5.0%

ASML Holding NV#	40,474	5,350,123

IMCD Group NV	31,229	1,682,179

Koninklijke Ahold Delhaize NV	152,330	3,156,050

Koninklijke DSM NV	45,804	3,276,561

Koninklijke Philips NV	100,999	3,500,782

Wessanen#	119,191	1,780,685

Wolters Kluwer NV#	78,400	3,329,792

TOTAL NETHERLANDS		$22,076,172

Description	Number of Shares	Value

NORWAY – 0.3%

TGS Nopec Geophysical Co. ASA	51,167	$1,117,975

PHILIPPINES – 0.2%

Ayala Land, Inc.	1,415,700	1,000,184

SINGAPORE – 0.5%

Jardine Cycle & Carriage Ltd.	39,100	1,321,757

Oversea-Chinese Banking Corp.	157,800	1,106,853

TOTAL SINGAPORE		$2,428,610

SOUTH AFRICA – 0.8%

African Phoenix Investments Ltd.#, *	36,266	1,574

Steinhoff International Holdings NV	655,024	3,332,130

TOTAL SOUTH AFRICA		$3,333,704

SOUTH KOREA – 3.1%

Hana Tour Service, Inc.	14,277	1,058,950

Mando Corp.	7,126	1,440,355

NAVER Corp.	2,344	1,647,948

Samsung Electronics Co. Ltd.	4,371	8,569,910

Samsung Fire & Marine Insurance Co. Ltd.	4,204	990,133

TOTAL SOUTH KOREA		$13,707,296

SPAIN – 1.9%

Amadeus IT Group SA	40,746	2,197,040

Bankinter SA	141,813	1,248,638

CaixaBank SA	800,700	3,636,215

Industria de Diseno Textil SA#	39,619	1,519,558

TOTAL SPAIN		$8,601,451

SWEDEN – 3.1%

Assa Abloy AB	90,431	1,959,255

Atlas Copco AB Class A	56,262	2,103,799

Cloetta AB Class B	412,737	1,668,227

Elekta AB#	105,625	1,102,484

Hexagon AB	59,575	2,594,253

Hoist Finance AB#,Ω	121,367	1,140,732

JM AB#	43,458	1,529,835

Sweco AB Class B	67,654	1,678,117

TOTAL SWEDEN		$13,776,702

SWITZERLAND – 3.7%

Chocoladefabriken Lindt & Spruengli AG#	159	894,075

Cie Financiere Richemont SA	36,717	3,068,360

Clariant AG	80,004	1,620,181

Comet Holding AG*	10,920	1,458,561

Huber + Suhner AG	19,150	1,289,497

Julius Baer Group Ltd.*	19,079	994,217

Partners Group Holding AG#	3,299	1,994,320

Roche Holding AG	8,681	2,271,019

Straumann Holding AG	3,139	1,656,256

ANNUAL REPORT / April 30, 2017

17     PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

u-blox Holding AG#, *	6,322	$1,401,006

TOTAL SWITZERLAND		$16,647,492

TAIWAN – 3.9%

Delta Electronics, Inc.	251,000	1,414,272

Far EasTone Telecommunications Co. Ltd.	203,000	499,914

Hon Hai Precision Industry Co. Ltd.	946,000	3,097,836

Largan Precision Co. Ltd.	11,000	1,828,411

Merida Industry Co. Ltd.	293,000	1,573,233

Taiwan Semiconductor Manufacturing Co. Ltd.	1,415,000	9,121,922

TOTAL TAIWAN		$17,535,588

THAILAND – 0.4%

Kasikornbank PCL	318,800	1,705,059

UNITED KINGDOM – 8.6%

Ashmore Group PLC	306,216	1,379,416

British American Tobacco PLC	48,938	3,305,508

Compass Group PLC	100,858	2,035,239

Croda International PLC	29,393	1,432,951

Diageo PLC	41,641	1,211,617

Dignity PLC	47,853	1,545,145

HSBC Holdings PLC	216,000	1,784,183

Hunting PLC	194,931	1,420,173

NEX Group PLC	99,362	792,111

Prudential PLC	177,072	3,935,545

Reckitt Benckiser Group PLC	39,851	3,670,351

Rio Tinto Ltd.	33,794	1,529,431

Rolls-Royce Holdings PLC*	1,151	12,105

Rolls-Royce Holdings PLC, Class C Shares*,††	81,721	106

Serco Group PLC*	794,860	1,190,107

SSP Group PLC	277,137	1,596,962

St James’s Place PLC	218,346	3,246,570

Tullow Oil PLC#, *	530,571	1,442,426

Ultra Electronics Holdings PLC	48,971	1,326,900

Unilever NV	30,561	1,602,753

Victrex PLC	48,831	1,211,794

Weir Group PLC (The)	60,190	1,552,149

Whitbread PLC	15,166	792,597

TOTAL UNITED KINGDOM		$38,016,139

UNITED STATES – 0.8%

Cognizant Technology Solutions Corp.*	17,204	1,036,197

Shire PLC	39,347	2,312,161

TOTAL UNITED STATES		$3,348,358

TOTAL COMMON STOCKS (COST $357,092,377)		$406,148,297

Description	Number of Shares	Value

INVESTMENT COMPANIES – 3.8%

iShares MSCI Australia ETF#	388,500	$8,725,710

Vanguard FTSE Canada Index ETF#	344,500	8,328,267

TOTAL INVESTMENT COMPANIES (COST $17,355,925)		$17,053,977

MONEY MARKET FUND – 2.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	11,598,115	11,598,115

TOTAL MONEY MARKET FUND (COST $11,598,115)		$11,598,115

RIGHTS – 0.0%**

TUNISIA – 0.0%**

Societe D’Articles Hygieniques SA*,††	2,800	—

TOTAL RIGHTS (COST $0)		$—

WARRANTS – 0.8%

CHINA – 0.3%

Hans Laser Technology A Lepo*	288,411	1,230,650

SWITZERLAND – 0.5%

Hangzhou Hikvision Digital Technology Co. Ltd.*	394,514	2,093,015

TOTAL WARRANTS (COST $2,940,346)		$3,323,665

TOTAL INVESTMENTS IN SECURITIES – 98.7% (COST $388,986,763)		$438,124,054

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 6.8%

REPURCHASE AGREEMENTS – 6.8%

Citigroup Global Markets, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $5,719,420, collateralized by U.S. Government Securities, 0.00% to 11.50%, maturing 5/01/17 to 6/01/53; total market value of $5,833,410.	$5,719,029	$5,719,029

Deutsche Bank Securities, Inc., 0.85%, dated 4/28/17, due 5/01/17, repurchase price $5,719,434, collateralized by U.S. Government Securities, 2.00% to 6.50%, maturing 5/01/17 to 4/01/47; total market value of $5,833,410.	5,719,029	5,719,029

JP Morgan Securities LLC, 0.81%, dated 4/28/17, due 5/01/17, repurchase price $1,504,342, collateralized by U.S. Treasury Securities, 1.38% to 2.25%, maturing 11/30/17 to 8/15/21; total market value of $1,534,328.	1,504,240	1,504,240

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    18

Wilmington Multi-Manager International Fund (continued)

Description	Par Value	Value

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $5,719,415, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 9/20/42 to 4/20/45; total market value of $5,833,409.	$5,719,029	$5,719,029

Mizuho Securities USA, Inc., 0.83%, dated 4/28/17, due 5/01/17, repurchase price $5,719,425, collateralized by U.S. Government Securities, 0.00% to 3.50%, maturing 7/28/17 to 2/01/47; total market value of $5,833,409.	5,719,029	5,719,029

RBC Dominion Securities, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $5,719,415, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 7/15/17 to 7/01/55; total market value of $5,833,410.	5,719,029	5,719,029

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $30,099,385)		$30,099,385

TOTAL INVESTMENTS – 105.5% (COST $419,086,148)		$468,223,439

COLLATERAL FOR SECURITIES ON LOAN – (6.8%)		(30,099,385)

OTHER ASSETS LESS LIABILITIES – 1.3%		5,763,310

TOTAL NET ASSETS – 100.0%		$443,887,364

Cost of investments for Federal income tax purposes is $420,992,936. The net unrealized appreciation/(depreciation) of investments was $47,230,503. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $53,057,344 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(5,826,841).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ANNUAL REPORT / April 30, 2017

19    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks

Australia	$—	$—	$—	$—

Austria	613,692	—	—	613,692

Belgium	6,128,329	—	—	6,128,329

Bermuda	1,494,657	—	—	1,494,657

Bulgaria	—	—	—	—

China	27,183,699	—	—	27,183,699

Denmark	9,581,085	—	—	9,581,085

France	42,958,899	—	—	42,958,899

Germany	45,067,847	—	—	45,067,847

Ghana	—	—	—	—

Hong Kong	23,612,707	—	—	23,612,707

India	7,268,454	—	—	7,268,454

Indonesia	—	—	—	—

Ireland	9,860,837	—	—	9,860,837

Italy	11,552,000	—	—	11,552,000

Japan	77,531,361	—	—	77,531,361

Malaysia	—	—	—	—

Netherlands	22,076,172	—	—	22,076,172

Norway	1,117,975	—	—	1,117,975

Philippines	1,000,184	—	—	1,000,184

Singapore	2,428,610	—	—	2,428,610

South Africa	3,333,704	—	—	3,333,704

South Korea	13,707,296	—	—	13,707,296

Spain	8,601,451	—	—	8,601,451

Sweden	13,776,702	—	—	13,776,702

Switzerland	16,647,492	—	—	16,647,492

Taiwan	17,535,588	—	—	17,535,588

Thailand	1,705,059	—	—	1,705,059

United Kingdom	38,016,033	106	—	38,016,139

United States	3,348,358	—	—	3,348,358

Investment Companies	17,053,977	—	—	17,053,977

Money Market Fund	11,598,115	—	—	11,598,115

Rights	—	—	—	—

Warrants	—	3,323,665	—	3,323,665

Repurchase Agreements	—	30,099,385	—	30,099,385

Total Investments in Securities	434,800,283	33,423,156	—	468,223,439

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$54	$—	$54

Financial Futures Contracts	77,166	—	—	77,166

Total Assets - Other Financial Instruments	$77,166	$54	$—	$77,220

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     20

Wilmington Multi-Manager International Fund (concluded)

	Level 1	Level 2	Level 3	Total
Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(1,732)	$—	$(1,732)

Total Liabilities - Other Financial Instruments	$—	$(1,732)	$—	$(1,732)

!

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts and financial future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2017, the value of these securities amounted to $106 representing 0.00%** of total net assets.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2017, these liquid restricted securities amounted to $3,497,806 representing 0.79% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
ADR - American Depositary Receipt
ETF - Exchange Traded Fund
GDR - Global Depositary Receipt
LLC - Limited Liability Corporation
MSCI - Morgan Stanley Capital International
PLC - Public Limited Company
Reg S - Regulation S

At April 30, 2017, the Multi-Manager International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2017	Bank of New York	1,113,736 Hong Kong Dollar	$143,150	$143,184	$ 34
5/2/2017	Bank of New York	39,369 Euro	42,864	42,884	20
5/4/2017	Bank of New York	544,422 Hong Kong Dollar	70,007	69,992	(15)
5/4/2017	Bank of New York	78,168 Hong Kong Dollar	10,052	10,050	(2)
CONTRACTS SOLD
5/2/2017	Bank of New York	150,516 Pound Sterling	193,701	194,949	(1,248)
5/3/2017	Bank of New York	1,075,683 Euro	1,171,279	1,171,743	(464)
5/3/2017	Bank of New York	4,991 Euro	5,435	5,437	(2)
5/4/2017	Bank of New York	39,520 Hong Kong Dollar	5,080	5,081	(1)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(1,678)

At April 30, 2017, the Multi-Manager International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation
LONG POSITIONS:
SGX Nifty 50 Index	May 2017	363	$6,699,318	$6,776,484	$77,166
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$77,166

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

21

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Insurance	7.7%
Diversified Financial Services	6.6%
Pharmaceuticals	4.9%
Containers & Packaging	3.7%
Oil, Gas & Consumable Fuels	3.6%
Electric Utilities	2.9%
Health Care Providers & Services	2.9%
IT Services	2.9%
Road & Rail	2.8%
Real Estate Investment Trusts	2.6%
Commercial Services & Supplies	2.5%
Machinery	2.1%
Software	2.1%
Capital Markets	1.9%
Commercial Banks	1.9%
Media	1.9%
Semiconductors & Semiconductor Equipment	1.9%
Diversified Telecommunication Services	1.8%
Health Care Equipment & Supplies	1.8%
Specialty Retail	1.8%
Food Products	1.7%
Household Durables	1.7%
Internet Software & Services	1.7%
Multi-Utilities	1.7%
Hotels, Restaurants & Leisure	1.6%
Chemicals	1.5%
Food & Staples Retailing	1.5%
Beverages	1.4%
Communications Equipment	1.4%
Industrial Conglomerates	1.2%
Tobacco	1.2%
Wireless Telecommunication Services	1.2%
Internet & Catalog Retail	1.1%
Computers & Peripherals	1.0%
Trading Companies & Distributors	1.0%
Electrical Equipment	0.9%
Real Estate Management & Development	0.9%
Aerospace & Defense	0.8%
Air Freight & Logistics	0.8%
Building Products	0.8%
Metals & Mining	0.8%
Diversified Consumer Services	0.7%
Household Products	0.7%
Professional Services	0.7%
Auto Components	0.6%
Automobiles	0.6%
Construction & Engineering	0.6%
Gas Utilities	0.6%
Airlines	0.4%

Common Stocks	Percentage of Total Net Assets
Construction Materials	0.4%
Personal Products	0.4%
Transportation Infrastructure	0.4%
Multiline Retail	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Water Utilities	0.3%
Electronic Equipment, Instruments & Components	0.2%
Marine	0.2%
Banks	0.1%
Consumer Finance	0.1%
Energy Equipment & Services	0.1%
Leisure Equipment & Products	0.1%
Office Electronics	0.1%
Health Care Technology	0.0%[3]
Life Sciences Tools & Services	0.0%[3]
Investment Companies	0.3%
Preferred Stocks	0.1%
Cash Equivalents[1]	2.7%
Other Assets and Liabilities – Net[2]	2.8%

TOTAL	100.0%

Country Allocation	Percentage of Total Net Assets
Common Stocks
United States	51.7%
United Kingdom	7.4%
Japan	6.6%
Canada	4.9%
France	2.9%
Switzerland	2.8%
Hong Kong	1.7%
China	1.6%
Germany	1.6%
Italy	1.5%
Netherlands	1.4%
Ireland	1.3%
All other countries less than 1.0%	8.7%
Investment Companies	0.3%
Preferred Stocks	0.1%
Cash Equivalents[1]	2.7%
Other Assets and Liabilities – Net[2]	2.8%

TOTAL	100.0%

(1)	Cash Equivalent includes investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    22

Wilmington Global Alpha Equities Fund (continued)

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Number of Shares	Value

COMMON STOCKS – 94.1%

AEROSPACE & DEFENSE – 0.8%

General Dynamics Corp.	600	$116,274

Lockheed Martin Corp.	655	176,490

Northrop Grumman Corp.	420	103,303

Rockwell Collins, Inc.	590	61,413

United Technologies Corp.	2,735	325,438

TOTAL AEROSPACE & DEFENSE		$782,918

AIR FREIGHT & LOGISTICS – 0.8%

CTT-Correios de Portugal SA	3,391	19,352

Deutsche Post AG	7,469	268,488

PostNL NV	21,689	107,427

Royal Mail PLC	3,860	20,123

United Parcel Service, Inc., Class B	3,832	411,787

TOTAL AIR FREIGHT & LOGISTICS		$827,177

AIRLINES – 0.4%

Air France-KLM*	10,289	86,468

American Airlines Group, Inc.	4,010	170,906

Deutsche Lufthansa AG	5,122	88,378

SAS AB*	20,996	34,609

TOTAL AIRLINES		$380,361

AUTO COMPONENTS – 0.6%

Aisan Industry Co. Ltd.	4,500	40,408

Cie Generale des Etablissements Michelin	390	50,958

Exedy Corp.	2,400	65,450

Keihin Corp.	4,100	64,401

Nissin Kogyo Co. Ltd.	3,800	65,245

NOK Corp.	3,700	87,990

Showa Corp.*	6,500	55,394

Sumitomo Riko Co. Ltd.	4,200	42,763

Tokai Rika Co. Ltd.	4,400	81,744

Toyoda Gosei Co. Ltd.	3,200	84,884

TOTAL AUTO COMPONENTS		$639,237

AUTOMOBILES – 0.6%

Harley-Davidson, Inc.	5,380	305,638

Honda Motor Co. Ltd.	5,100	147,865

Mitsubishi Motors Corp.	16,500	105,535

Renault SA	522	48,679

TOTAL AUTOMOBILES		$607,717

BANKS – 0.1%

Itau Unibanco Holding SA ADR	12,451	153,147

Description	Number of Shares	Value

BEVERAGES – 1.4%

Anheuser-Busch InBev SA/NV	1,866	$210,175

Coca-Cola Co. (The)	6,200	267,530

Coca-Cola European Partners	800	30,265

Diageo PLC	9,573	278,543

Dr. Pepper Snapple Group, Inc.	700	64,155

Heineken Holding NV	370	30,998

Heineken NV	2,020	180,102

Monster Beverage Corp.*	3,295	149,527

PepsiCo, Inc.	1,770	200,506

TOTAL BEVERAGES		$1,411,801

BUILDING PRODUCTS – 0.8%

Assa Abloy AB, Class B	7,295	158,052

Cie de St-Gobain	2,821	152,263

Lennox International, Inc.	3,430	567,288

TOTAL BUILDING PRODUCTS		$877,603

CAPITAL MARKETS – 1.9%

Affiliated Managers Group, Inc.	670	110,945

Banca Generali SpA	10,246	294,538

BlackRock, Inc.	371	142,675

CI Financial Corp.	1,050	20,538

FactSet Research Systems, Inc.	1,940	316,724

GAM Holding AG*	4,845	62,084

Ichiyoshi Securities Co. Ltd.	5,800	46,150

IGM Financial, Inc.	540	16,223

Intercontinental Exchange Group, Inc.	8,170	491,834

Julius Baer Group Ltd.*	1,335	69,568

Moody’s Corp.	990	117,137

MSCI, Inc.	1,250	125,400

Ubs Group AG	10,272	175,502

Uranium Participation Corp.*	8,200	23,548

TOTAL CAPITAL MARKETS		$2,012,866

CHEMICALS – 1.5%

Agrium, Inc.	2,987	280,497

Akzo Nobel NV	600	52,469

BASF SE	950	92,576

Dow Chemical Co. (The)	3,020	189,656

Johnson Matthey PLC	680	26,237

JSR Corp.	5,650	103,193

Platform Specialty Products Corp.*	23,270	329,736

ANNUAL REPORT / April 30, 2017

23    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Praxair, Inc.	1,620	$202,468

Sherwin-Williams Co.	830	277,784

TOTAL CHEMICALS		$1,554,616

COMMERCIAL BANKS – 1.9%

First Citizens BancShares, Inc., Class A	400	139,224

First Republic Bank	3,707	342,749

Huntington Bancshares, Inc.	40,252	517,641

Oita Bank Ltd. (The)	3,000	11,599

PNC Financial Services Group, Inc. (The)	7,261	869,505

Tochigi Bank Ltd. (The)	4,300	20,521

Toronto-Dominion Bank (The)	1,870	87,990

TOTAL COMMERCIAL BANKS		$1,989,229

COMMERCIAL SERVICES & SUPPLIES – 2.5%

Babcock International Group PLC	1,390	16,185

Cintas Corp.	8,014	981,474

Clean Harbors, Inc.*	9,515	552,917

ISS A/S	680	28,203

Relia, Inc.	3,100	30,618

Securitas AB, Class B	1,380	22,810

Toppan Forms Co. Ltd.	2,400	24,199

UniFirst Corp.	1,550	215,760

Waste Connections, Inc.	6,193	569,880

Waste Management, Inc.	2,678	194,905

TOTAL COMMERCIAL SERVICES & SUPPLIES		$2,636,951

COMMUNICATIONS EQUIPMENT – 1.4%

Cisco Systems, Inc.	8,829	300,804

Motorola Solutions, Inc.	9,698	833,737

Nokia OYJ	35,151	201,023

Telefonaktiebolaget LM Ericsson, Class B	16,367	105,512

TOTAL COMMUNICATIONS EQUIPMENT		$1,441,076

COMPUTERS & PERIPHERALS – 1.0%

Apple, Inc.	1,701	244,349

Catcher Technology Co. Ltd. GDR	8,970	460,823

Compal Electronics, Inc. GDR	23,500	78,669

Melco Holdings, Inc.	1,000	28,302

Western Digital Corp.	2,002	178,318

TOTAL COMPUTERS & PERIPHERALS		$990,461

CONSTRUCTION & ENGINEERING – 0.6%

Chiyoda Corp.	8,300	55,172

Raubex Group Ltd.	16,316	29,436

Skanska AB, Class B	1,170	27,991

Toyo Engineering Corp.*	18,000	44,889

Vinci SA	4,916	418,226

TOTAL CONSTRUCTION & ENGINEERING		$575,714

Description	Number of Shares	Value

CONSTRUCTION MATERIALS – 0.4%

Buzzi Unicem SpA	7,392	$190,030

Imerys SA	210	18,069

LafargeHolcim Ltd.*	2,302	130,485

Vicat SA	766	54,495

TOTAL CONSTRUCTION MATERIALS		$393,079

CONSUMER FINANCE – 0.1%

Credit Acceptance Corp.*	487	98,983

CONTAINERS & PACKAGING – 3.7%

AMVIG Holdings Ltd.	64,000	21,393

Ball Corp.	9,893	760,673

Graphic Packaging Holding Co.	40,580	551,076

International Paper Co.	19,022	1,026,617

Nampak Ltd.*	29,329	39,285

RPC Group PLC	52,667	553,219

Silgan Holdings, Inc.	3,460	209,745

WestRock Co.	12,633	676,623

TOTAL CONTAINERS & PACKAGING		$3,838,631

DIVERSIFIED CONSUMER SERVICES – 0.7%

Benesse Holdings, Inc.	2,000	60,372

New Oriental Education & Technology Group

Inc. ADR*	5,230	337,544

Service Corp. International	10,555	340,082

TOTAL DIVERSIFIED CONSUMER SERVICES		$737,998

DIVERSIFIED FINANCIAL SERVICES – 6.6%

Ackermans & van Haaren NV	1,155	188,973

Alpha Bank AE*	18,908	40,163

AMP Ltd.	8,570	34,396

Australia & New Zealand Banking Group Ltd.	3,500	85,857

Banco Popular Espanol SA*	49,798	34,934

Bank Hapoalim BM	4,020	25,096

Bank Leumi Le-Israel BM*	5,750	26,910

Bank of America Corp.	18,601	434,147

Bank of Montreal	910	64,438

Bank of Nova Scotia (The)	2,619	145,695

Bank of Nova Scotia (The)	1,400	77,823

Berkshire Hathaway, Inc., Class B*	4,160	687,274

BNP Paribas SA	2,444	172,461

BOC Hong Kong Holdings Ltd.	9,500	39,083

BPER Banca	12,649	69,168

CaixaBank SA	25,266	114,740

Canadian Imperial Bank of Commerce	660	53,306

Cerved Information Solutions SpA	25,769	275,088

Citigroup, Inc.	4,462	263,793

Commonwealth Bank of Australia	1,620	106,021

Dah Sing Financial Holdings Ltd.	4,400	33,375

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    24

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

DBS Group Holdings Ltd.	3,600	$49,859

G-Resources Group Ltd.	1,062,000	18,705

Hang Seng Bank Ltd.	1,900	38,521

HDFC Bank Ltd. ADR	3,816	303,792

HSBC Holdings PLC	32,422	267,286

ING Groep NV	22,935	373,373

JPMorgan Chase & Co.	3,437	299,019

KB Financial Group, Inc. ADR	2,166	94,156

Mitsubishi UFJ Financial Group, Inc.	28,100	178,771

Mizrahi Tefahot Bank Ltd.	930	15,022

Mizuho Financial Group, Inc.	59,100	107,941

National Australia Bank Ltd.	3,310	84,270

National Bank of Canada	880	34,199

Nordea Bank AB	20,809	256,080

Oversea-Chinese Banking Corp. Ltd.	6,720	47,136

Royal Bank of Canada	1,410	96,548

Sberbank of Russia PJSC ADR	35,500	422,095

Shinhan Financial Group Co. Ltd. ADR	1,235	51,574

Societe Generale SA	2,689	147,072

Standard Chartered PLC*	11,620	108,542

Sumitomo Mitsui Financial Group, Inc.	4,400	162,777

Sumitomo Mitsui Trust Holdings, Inc.	2,650	90,738

U.S. Bancorp	2,890	148,199

UniCredit SpA*	7,409	120,575

United Overseas Bank Ltd.	2,890	45,093

Wells Fargo & Co.	3,771	203,031

Westpac Banking Corp.	3,600	94,511

TOTAL DIVERSIFIED FINANCIAL SERVICES		$6,831,626

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%

AT&T, Inc.	5,960	236,195

BCE, Inc.	560	25,496

Bezeq The Israeli Telecommunication Corp. Ltd.	10,460	17,603

BT Group PLC	43,693	172,462

Deutsche Telekom AG	4,210	73,834

Hellenic Telecommunications Organization SA	7,916	77,003

HKT Trust & HKT Ltd.	14,000	17,909

KT Corp. ADR	6,170	102,360

Magyar Telekom Telecommunications PLC ADR	6,900	57,647

Nippon Telegraph & Telephone Corp.	9,995	427,595

Orange SA	3,420	52,901

Proximus SADP	700	21,415

Rostelecom PJSC ADR	1,250	9,825

Singapore Telecommunications Ltd.	16,700	44,704

Spark New Zealand Ltd.	8,210	20,829

Description	Number of Shares	Value

Swisscom AG	70	$30,533

Telefonica SA	7,354	81,349

Telia Co. AB	7,700	31,383

Telstra Corp. Ltd.	10,220	32,295

TELUS Corp.	740	24,622

Verizon Communications, Inc.	7,135	327,568

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$1,885,528

ELECTRIC UTILITIES – 2.9%

Alliant Energy Corp.	1,190	46,791

American Electric Power Co., Inc.	1,350	91,570

Avangrid, Inc.	13,755	598,342

CLP Holdings Ltd.	4,000	42,194

Duke Energy Corp.	1,450	119,625

Edison International	3,242	259,263

Emera, Inc.	370	12,807

Endesa SA	1,190	28,070

Entergy Corp.	770	58,720

Eversource Energy	1,160	68,904

Fortis, Inc.	1,090	35,470

Iberdrola SA	8,980	64,580

NextEra Energy, Inc.	950	126,882

OGE Energy Corp.	1,190	41,388

PG&E Corp.	1,380	92,529

Pinnacle West Capital Corp.	580	49,352

Power Assets Holdings Ltd.	99,600	896,334

PPL Corp.	2,150	81,936

Red Electrica Corp. SA	1,480	28,858

Southern Co. (The)	2,150	107,070

SSE PLC	2,210	39,816

Xcel Energy, Inc.	1,700	76,585

TOTAL ELECTRIC UTILITIES		$2,967,086

ELECTRICAL EQUIPMENT – 0.9%

AMETEK, Inc.	7,372	421,678

Eaton Corp. PLC	5,345	404,296

Ushio, Inc.	3,500	43,956

Zumtobel Group AG	3,083	64,312

TOTAL ELECTRICAL EQUIPMENT		$934,242

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.2%

Citizen Watch Co. Ltd.	8,500	56,349

Hosiden Corp.	5,400	59,438

Nichicon Corp.	6,100	57,949

Nippon Chemi-Con Corp.	10,200	34,587

Taiyo Yuden Co. Ltd.	3,300	40,231

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$248,554

ANNUAL REPORT / April 30, 2017

25    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

ENERGY EQUIPMENT & SERVICES – 0.1%

Saipem SpA*	145,781	$62,821

FOOD & STAPLES RETAILING – 1.5%

Alimentation Couche Tard, Inc., Class B	910	41,852

Cawachi Ltd.	1,030	27,054

Costco Wholesale Corp.	1,520	269,830

George Weston Ltd.	240	21,553

ICA Gruppen AB	490	16,729

J Sainsbury PLC	32,363	115,438

Koninklijke Ahold Delhaize NV	2,400	49,724

Loblaw Cos. Ltd.	630	35,357

Metro AG	2,620	86,218

Metro, Inc.	830	28,444

SPAR Group Ltd. (The)	1,130	15,235

Walgreens Boots Alliance, Inc.	2,290	198,177

Walmart de Mexico SAB de CV	169,000	380,638

Wal-Mart Stores, Inc.	2,300	172,914

Wesfarmers Ltd.	1,850	59,567

TOTAL FOOD & STAPLES RETAILING		$1,518,730

FOOD PRODUCTS – 1.7%

Ebro Foods SA	7,075	158,221

General Mills, Inc.	1,510	86,840

Hershey Co. (The)	2,400	259,680

Ingredion, Inc.	2,685	332,457

JM Smucker Co. (The)	460	58,291

Kellogg Co.	930	66,030

Marine Harvest ASA*	1,430	23,783

Nestle SA	3,180	244,972

Pinnacle Foods, Inc.	2,990	173,868

Tate & Lyle PLC	2,270	22,242

Tiger Brands Ltd.	730	22,066

Viscofan SA	4,287	256,561

Wilmar International Ltd.	8,290	21,064

TOTAL FOOD PRODUCTS		$1,726,075

GAS UTILITIES – 0.6%

ENN Energy Holdings Ltd.	34,200	185,546

Rubis SCA	2,309	234,617

UGI Corp.	4,720	236,755

TOTAL GAS UTILITIES		$656,918

HEALTH CARE EQUIPMENT & SUPPLIES – 1.8%

Align Technology, Inc.*	2,430	327,127

Baxter International, Inc.	2,288	127,396

Becton Dickinson & Co.	540	100,964

Medtronic PLC	5,105	424,174

Smith & Nephew PLC	2,360	38,820

Description	Number of Shares	Value

Steris PLC	10,093	$744,863

Zimmer Biomet Holdings, Inc.	1,110	132,811

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,896,155

HEALTH CARE PROVIDERS & SERVICES – 2.9%

Acadia Healthcare Co., Inc.*	2,823	123,026

AmerisourceBergen Corp.	4,100	336,405

Cardinal Health, Inc.	3,485	252,976

HCA Holdings, Inc.*	5,741	483,450

Laboratory Corp. of America Holdings*	2,940	412,041

McKesson Corp.	3,436	475,164

Quest Diagnostics, Inc.	2,367	249,742

Suzuken Co. Ltd.	1,700	56,196

UnitedHealth Group, Inc.	1,360	237,837

Universal Health Services, Inc., Class B	3,542	427,732

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,054,569

HEALTH CARE TECHNOLOGY – 0.1%**

AGFA-Gevaert NV*	10,237	51,942

HOTELS, RESTAURANTS & LEISURE – 1.6%

Choice Hotels International, Inc.	7,586	475,642

Compass Group PLC	9,500	191,703

Hilton Worldwide Holdings, Inc.	6,947	409,665

Hyatt Hotels Corp., Class A*	4,579	254,134

McDonald’s Corp.	1,745	244,178

Melco Resorts & Entertainment Ltd. ADR	6,100	133,895

TOTAL HOTELS, RESTAURANTS & LEISURE		$1,709,217

HOUSEHOLD DURABLES – 1.7%

Alpine Electronics, Inc.	4,500	65,436

Funai Electric Co. Ltd.	5,000	37,363

Husqvarna AB, Class B	2,280	22,665

Newell Brands, Inc.	6,250	298,375

Nikon Corp.	4,500	64,185

NVR, Inc.*	394	831,832

Persimmon PLC	8,137	245,560

Pioneer Corp.*	34,500	62,207

Toll Brothers, Inc.	3,668	132,011

TOTAL HOUSEHOLD DURABLES		$1,759,634

HOUSEHOLD PRODUCTS – 0.7%

Colgate-Palmolive Co.	3,400	244,936

Henkel AG & Co. KGaA	310	36,183

Kimberly-Clark Corp.	850	110,287

Procter & Gamble Co. (The)	1,345	117,459

Reckitt Benckiser Group PLC	1,725	158,876

Svenska Cellulosa AB, Class B	1,430	47,369

TOTAL HOUSEHOLD PRODUCTS		$715,110

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    26

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

INDUSTRIAL CONGLOMERATES – 1.2%

CK Hutchison Holdings Ltd.	4,500	$56,204

General Electric Co.	8,270	239,747

Honeywell International, Inc.	2,195	287,852

Koninklijke Philips NV	3,487	120,865

Rheinmetall AG	1,014	93,058

Siemens AG	2,594	371,855

Smiths Group PLC	1,410	29,950

TOTAL INDUSTRIAL CONGLOMERATES		$1,199,531

INSURANCE – 7.7%

Admiral Group PLC	950	24,744

Aflac, Inc.	1,180	88,358

Ageas	2,616	107,145

Alleghany Corp.*	330	201,531

Allstate Corp. (The)	1,090	88,606

American International Group, Inc.	5,366	326,843

Aon PLC	750	89,880

Arch Capital Group Ltd.*	580	56,243

Arthur J Gallagher & Co.	900	50,229

Assicurazioni Generali SpA	17,993	284,785

Axis Capital Holdings Ltd.	570	37,563

Baloise Holding AG	190	27,860

Chubb Ltd.	2,870	393,908

CNO Financial Group, Inc.	15,190	320,053

Coface SA*	6,819	53,333

Dai-ichi Life Holdings, Inc.	5,400	91,845

Direct Line Insurance Group	5,470	24,740

Everest Re Group Ltd.	210	52,859

Fairfax Financial Holdings Ltd.	1,549	708,088

FNF Group	7,670	314,086

Gjensidige Forsikring ASA	1,080	16,591

Great-West Lifeco, Inc.	1,010	27,169

Hannover Rueck SE	230	27,584

Industrial Alliance Insurance & Financial Services, Inc.	480	20,251

Insurance Australia Group Ltd.	7,140	33,201

Intact Financial Corp.	6,782	464,587

Markel Corp.*	995	964,752

Marsh & McLennan Cos., Inc.	3,832	284,066

MetLife, Inc.	4,257	220,555

Muenchener Rueckversicherungs AG	280	53,665

Power Corp. of Canada	1,230	28,501

Power Financial Corp.	950	24,142

Progressive Corp.	1,970	78,248

Reinsurance Group of America, Inc.	350	43,764

RenaissanceRe Holdings Ltd.	270	38,386

Description	Number of Shares	Value

RSA Insurance Group PLC	3,670	$28,330

Storebrand ASA	8,809	58,070

Sun Life Financial, Inc.	1,200	42,381

Suncorp Group Ltd.	3,480	35,960

Swiss Life Holding AG*	100	32,543

Swiss Re AG	570	49,610

T&D Holdings, Inc.	8,400	124,597

Torchmark Corp.	6,129	470,156

Travelers Cos., Inc. (The)	760	92,462

White Mountains Insurance Group Ltd.	290	249,093

Willis Towers Watson PLC	4,144	549,577

XL Group Ltd.	3,450	144,383

Zurich Financial Services AG	1,778	492,122

TOTAL INSURANCE		$8,037,445

INTERNET & CATALOG RETAIL – 1.0%

Amazon.com, Inc.*	351	324,671

Netflix, Inc.*	2,395	364,519

priceline.com, Inc.*	182	336,121

Qliro Group AB*	13,443	19,123

TOTAL INTERNET & CATALOG RETAIL		$1,044,434

INTERNET SOFTWARE & SERVICES – 1.7%

Alibaba Group Holding-Sp ADR*	4,114	475,167

CoStar Group, Inc.*	500	120,445

DeNA Co. Ltd.	1,600	34,261

Facebook, Inc., Class A*	2,706	406,576

Gree, Inc.	9,200	73,864

Just Eat PLC*	30,751	229,812

Mimecast Ltd.*	6,171	149,153

Tencent Holdings Ltd.	8,000	250,336

TOTAL INTERNET SOFTWARE & SERVICES		$1,739,614

IT SERVICES – 2.9%

Accenture PLC, Class A	4,155	504,002

Amdocs Ltd.	3,390	207,604

Automatic Data Processing, Inc.	6,835	714,189

Booz Allen Hamilton Holding Corp.	7,170	257,618

CGI Group, Inc., Class A*	640	30,888

DXC Technology Co.*	3,641	274,313

Fidelity National Information Services, Inc.	5,174	435,599

Fujitsu Ltd.	21,000	130,889

Genpact Ltd.	5,800	141,636

NET One Systems Co. Ltd.	3,700	33,756

Sopra Steria Group	433	64,949

Visa, Inc., Class A	2,192	199,954

TOTAL IT SERVICES		$2,995,397

LEISURE EQUIPMENT & PRODUCTS – 0.1%

Sankyo Co. Ltd.	2,150	74,929

ANNUAL REPORT / April 30, 2017

27    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

LIFE SCIENCES TOOLS & SERVICES – 0.0%**

CMIC Holdings Co. Ltd.	1,800	$23,252

MACHINERY – 2.1%

Allison Transmission Holdings, Inc.	8,660	334,969

Alstom SA*	2,967	94,212

Caterpillar, Inc.	1,861	190,306

Deere & Co.	2,610	291,302

Hisaka Works Ltd.	2,500	21,395

IDEX Corp.	5,067	530,819

Japan Steel Works Ltd. (The)	3,500	56,138

Middleby Corp.*	1,820	247,757

PACCAR, Inc.	5,490	366,348

Toshiba Machine Co. Ltd.	14,000	58,148

TOTAL MACHINERY		$2,191,394

MARINE – 0.2%

D/S Norden A/S*	2,812	56,213

Kuehne + Nagel International AG	810	122,436

Pacific Basin Shipping Ltd.*	286,000	56,992

TOTAL MARINE		$235,641

MEDIA – 1.9%

Avex Group Holdings, Inc.	2,000	29,388

Comcast Corp., Class A	5,620	220,248

DISH Network Corp., Class A*	5,881	378,972

Gendai Agency, Inc.	1,200	6,200

Lagardere SCA	640	19,604

Metropole Television SA	1,326	30,210

Omnicom Group, Inc.	820	67,338

Proto Corp.	800	10,478

RTL Group	220	17,051

SES SA	22,952	501,908

Television Francaise 1	6,777	83,123

Viacom, Inc., Class B	8,766	373,081

Walt Disney Co. (The)	1,840	212,704

WPP PLC	2,290	49,028

TOTAL MEDIA		$1,999,333

METALS & MINING – 0.8%

Anglo American Platinum Ltd.*	1,926	47,569

Anglo American PLC*	4,984	71,428

Barrick Gold Corp.	3,200	53,495

Centerra Gold, Inc.	8,300	42,867

Chubu Steel Plate Co. Ltd.	2,400	13,090

Eldorado Gold Corp.	18,159	66,462

Gold Fields Ltd.	19,070	62,431

Impala Platinum Holdings Ltd.*	11,557	37,143

Ivanhoe Mines Ltd., Class A*	12,400	43,512

Description	Number of Shares	Value

Kinross Gold Corp.*	10,790	$37,657

Kyoei Steel Ltd.	3,100	50,112

Lonmin PLC*	3,873	5,518

Nakayama Steel Works Ltd.	3,300	20,841

Neturen Co. Ltd.	3,200	26,410

Northern Dynasty Minerals Ltd.*	2,500	3,974

Pacific Metals Co. Ltd.*	12,000	38,968

Resolute Mining Ltd.	26,569	24,172

Salzgitter AG	1,679	57,566

Tokyo Steel Manufacturing Co. Ltd.	7,200	53,673

Western Areas Ltd.*	25,019	41,590

Yamato Kogyo Co. Ltd.	1,800	45,018

TOTAL METALS & MINING		$843,496

MULTILINE RETAIL – 0.3%

Canadian Tire Corp. Ltd., Class A	250	30,512

Dollar General Corp.	1,760	127,970

Harvey Norman Holdings Ltd.	3,810	11,954

Marks & Spencer Group PLC	18,183	86,337

New World Department Store China Ltd.*	93,000	13,989

TOTAL MULTILINE RETAIL		$270,762

MULTI-UTILITIES – 1.7%

Ameren Corp.	1,040	56,877

Atco Ltd., Class I	450	16,374

Canadian Utilities Ltd., Class A	640	18,449

Centrica PLC	84,793	217,342

Consolidated Edison, Inc.	980	77,694

DTE Energy Co.	650	67,983

E.ON SE	29,816	232,449

Engie SA	5,967	84,173

National Grid PLC	35,487	459,629

NiSource, Inc.	1,840	44,620

Public Service Enterprise Group, Inc.	1,640	72,242

RWE AG*	2,992	49,556

SCANA Corp.	670	44,428

Sempra Energy	2,590	292,722

WEC Energy Group, Inc.	1,120	67,782

TOTAL MULTI-UTILITIES		$1,802,320

OFFICE ELECTRONICS – 0.1%

Canon, Inc.	3,300	109,413

OIL, GAS & CONSUMABLE FUELS – 3.6%

BP PLC	43,372	248,577

Canadian Natural Resources Ltd.	3,772	120,214

Chevron Corp.	2,876	306,869

Enagas SA	910	23,939

Eni SpA	11,243	174,765

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    28

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

EOG Resources, Inc.	2,802	$259,185

Gazprom PJSC ADR	22,768	107,920

Imperial Oil Ltd.	4,955	144,143

Inpex Corp.	4,800	46,009

Japan Petroleum Exploration Co. Ltd.	2,900	63,450

KazMunaiGas Exploration Production JSC GDR*	1,410	13,412

LUKOIL PJSC ADR	1,900	94,145

Marathon Oil Corp.	10,156	151,020

Painted Pony Petroleum Ltd.*	3,400	12,454

Petroleo Brasileiro SA ADR*	6,378	57,466

Pioneer Natural Resources Co.	1,370	236,996

Royal Dutch Shell PLC, Class B	16,680	443,422

Statoil ASA	2,552	42,117

Surgutneftegas OJSC ADR	15,100	73,930

Total SA	11,267	578,925

TransCanada Corp.	5,282	245,296

Valero Energy Corp.	1,976	127,669

World Fuel Services Corp.	5,140	189,306

TOTAL OIL, GAS & CONSUMABLE FUELS		$3,761,229

PERSONAL PRODUCTS – 0.4%

Unilever NV ADR	8,812	461,353

PHARMACEUTICALS – 4.9%

Almirall SA	2,956	53,387

AstraZeneca PLC ADR	14,978	702,278

Bristol-Myers Squibb Co.	9,952	557,810

Eisai Co.Ltd.	5,100	267,730

GlaxoSmithKline PLC	4,880	97,969

Hikma Pharmaceuticals PLC	5,451	136,755

Johnson & Johnson	4,545	561,171

Merck & Co., Inc.	15,343	956,329

Merck KGaA	330	38,751

Novartis AG	4,035	310,431

Ono Pharmaceutical Co. Ltd.	14,590	300,634

Roche Holding AG	2,833	741,136

Takeda Pharmaceutical Co. Ltd.	3,200	153,347

Zoetis, Inc.	2,975	166,927

TOTAL PHARMACEUTICALS		$5,044,655

PROFESSIONAL SERVICES – 0.7%

Adecco Group AG	999	74,197

En-Japan, Inc.	500	11,110

Experian PLC	10,485	225,295

Hays PLC	32,177	71,349

RELX NV	2,370	45,837

SThree PLC	3,213	13,525

TransUnion*	7,296	292,059

Description	Number of Shares	Value

Wolters Kluwer NV	880	$37,375

TOTAL PROFESSIONAL SERVICES		$770,747

REAL ESTATE INVESTMENT TRUSTS – 2.6%

American Tower Corp.	7,284	917,347

Ascendas Real Estate Investment Trust	11,420	20,925

Brixmor Property Group, Inc.	6,900	136,275

CapitaLand Mall Trust	12,940	18,246

Dexus Property Group	3,700	28,260

Equinix, Inc.	650	271,505

Fonciere Des Regions	190	16,959

Goodman Group	5,780	35,101

GPT Group (The)	6,900	27,125

Growthpoint Properties Ltd.	10,070	19,305

H&R Real Estate Investment Trust	880	14,930

ICADE	2,345	174,134

Klepierre	740	29,051

Mirvac Group	15,240	25,905

Park Hotels & Resorts, Inc.	5,287	135,717

Public Storage	670	140,285

Stockland	8,370	30,397

Store Capital Corp.	8,880	213,031

Vicinity Centres	12,230	26,375

Weyerhaeuser Co.	12,799	433,502

TOTAL REAL ESTATE INVESTMENT TRUSTS		$2,714,375

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.9%

CapitaLand Ltd.	10,470	28,177

City Developments Ltd.	2,510	19,384

Daito Trust Construction Co. Ltd.	4,990	734,120

Henderson Land Development Co. Ltd.	4,000	25,352

Hongkong Land Holdings Ltd.	3,980	30,686

Hysan Development Co. Ltd.	4,000	18,873

LendLease Group	2,260	27,127

Swire Pacific Ltd., Class A	2,500	24,073

Swire Properties Ltd.	6,200	20,804

UOL Group Ltd.	3,190	16,531

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$945,127

ROAD & RAIL – 2.8%

AMERCO	973	364,350

Canadian National Railway Co.	15,738	1,137,591

ComfortDelGro Corp. Ltd.	10,860	21,298

DSV A/S	6,034	336,153

Genesee & Wyoming, Inc., Class A*	7,290	493,970

Kansas City Southern	1,200	108,084

Knight Transportation, Inc.	5,540	190,022

Localiza Rent a Car SA	18,100	269,101

TOTAL ROAD & RAIL		$2,920,569

ANNUAL REPORT / April 30, 2017

29    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.9%

Cavium, Inc.*	2,912	$200,491

Intel Corp.	9,702	350,727

Kontron AG*	6,248	22,031

Maxim Integrated Products, Inc.	4,454	196,644

Microchip Technology, Inc.	2,438	184,264

Miraial Co. Ltd.	1,700	14,045

QUALCOMM, Inc.	6,109	328,298

Rohm Co. Ltd.	960	67,344

Shinko Electric Industries Co. Ltd.	9,200	65,694

Skyworks Solutions, Inc.	2,280	227,407

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,404	145,640

Tokyo Seimitsu Co. Ltd.	1,530	47,420

X-Fab Silicon Foundries SE*,Ω	18,179	161,588

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$2,011,593

SOFTWARE – 2.1%

Alpha Systems, Inc.	500	8,612

Microsoft Corp.	9,351	640,169

Nice Ltd.	290	19,858

Nintendo Co. Ltd.	360	90,569

Open Text Corp.	880	30,512

Oracle Corp.	4,350	195,576

ServiceNow, Inc.*	2,386	225,429

SS&C Technologies Holdings, Inc.	12,024	441,762

Synopsys, Inc.*	770	56,749

Workday, Inc., Class A*	4,900	428,260

TOTAL SOFTWARE		$2,137,496

SPECIALTY RETAIL – 1.8%

Advance Auto Parts, Inc.	4,140	588,460

AutoZone, Inc.*	455	314,946

CarMax, Inc.*	2,060	120,510

Halfords Group PLC	12,437	60,213

Home Depot, Inc. (The)	1,470	229,467

Honeys Holdings Co. Ltd.	1,900	19,124

Kingfisher PLC	6,930	30,634

L Brands, Inc.	1,700	89,777

Lowe’s Cos., Inc.	1,315	111,617

PAL GROUP Holdings Co. Ltd.	1,300	34,554

TJX Cos., Inc. (The)	2,815	221,372

Xebio Holdings Co. Ltd.	3,150	52,361

TOTAL SPECIALTY RETAIL		$1,873,035

TEXTILES, APPAREL & LUXURY GOODS – 0.3%

Daphne International Holdings Ltd.*	146,000	14,453

Geox SpA	19,504	52,732

NIKE, Inc., Class B	4,730	262,089

Description	Number of Shares	Value

Sanyo Shokai Ltd.	20,000	$29,424

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$358,698

TOBACCO – 1.2%

British American Tobacco PLC	11,112	750,558

Imperial Brands PLC	1,450	71,028

Philip Morris International, Inc.	3,987	441,919

Swedish Match AB	760	25,072

TOTAL TOBACCO		$1,288,577

TRADING COMPANIES & DISTRIBUTORS – 1.0%

Fastenal Co.	10,079	450,330

Kuroda Electric Co. Ltd.	2,000	41,713

MSC Industrial Direct Co., Inc., Class A	1,601	143,338

Rexel SA	21,651	386,785

SIG PLC	38,874	60,269

TOTAL TRADING COMPANIES & DISTRIBUTORS		$1,082,435

TRANSPORTATION INFRASTRUCTURE – 0.4%

Abertis Infraestructuras SA	2,078	36,557

Hamburger Hafen und Logistik AG	1,545	29,284

Jiangsu Expressway Co. Ltd., Class H	220,000	324,696

TOTAL TRANSPORTATION INFRASTRUCTURE		$390,537

WATER UTILITIES – 0.3%

Guangdong Investment Ltd.	209,120	323,694

WIRELESS TELECOMMUNICATION SERVICES – 1.2%

China Mobile Ltd.	7,000	74,650

KDDI Corp.	19,995	530,121

Millicom International Cellular SA	4,368	239,672

NTT DOCOMO, Inc.	11,600	279,711

Orange Belgium SA*	2,092	43,639

Rogers Communications, Inc., Class B	940	43,101

StarHub Ltd.	5,070	10,124

Vodacom Group Ltd.	1,760	19,914

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,240,932

TOTAL COMMON STOCKS (COST $92,858,196)		$97,859,785

INVESTMENT COMPANIES – 0.3%

EQUITY FUNDS – 0.3%

iShares Core MSCI EAFE ETF	592	35,236

iShares MSCI South Korea Capped ETF	1,259	78,184

iShares MSCI Taiwan Capped ETF	4,526	152,798

TOTAL EQUITY FUNDS		$266,218

TOTAL INVESTMENT COMPANIES (COST $244,529)		$266,218

PREFERRED STOCKS – 0.1%

TELECOMMUNICATION SERVICES – 0.0%**

Telefonica Brasil SA 2.44%	2,800	41,602

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    30

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

UTILITIES – 0.1%

Cia Paranaense de Energia 3.05%	5,200	$47,936

TOTAL PREFERRED STOCKS (COST $90,527)		$89,538

Description	Number of Shares	Value

MONEY MARKET FUND – 2.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	2,860,892	$2,860,892

TOTAL MONEY MARKET FUND (COST $2,860,892)		$2,860,892

TOTAL INVESTMENTS – 97.2% (COST $96,054,144)		$101,076,433

OTHER ASSETS LESS LIABILITIES – 2.8%		2,871,931

TOTAL NET ASSETS – 100.0%		$103,948,364

Cost of investments for Federal income tax purposes is $96,188,951. The net unrealized appreciation/(depreciation) of investments was $4,887,482. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,649,949 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(2,762,467).

ANNUAL REPORT / April 30, 2017

31    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks

Aerospace & Defense	$782,918	$—	$—	$782,918

Air Freight & Logistics	827,177	—	—	827,177

Airlines	380,361	—	—	380,361

Auto Components	639,237	—	—	639,237

Automobiles	607,717	—	—	607,717

Banks	153,147	—	—	153,147

Beverages	1,411,801	—	—	1,411,801

Building Products	877,603	—	—	877,603

Capital Markets	2,012,866	—	—	2,012,866

Chemicals	1,554,616	—	—	1,554,616

Commercial Banks	1,989,229	—	—	1,989,229

Commercial Services & Supplies	2,636,951	—	—	2,636,951

Communications Equipment	1,441,076	—	—	1,441,076

Computers & Peripherals	990,461	—	—	990,461

Construction & Engineering	575,714	—	—	575,714

Construction Materials	393,079	—	—	393,079

Consumer Finance	98,983	—	—	98,983

Containers & Packaging	3,838,631	—	—	3,838,631

Diversified Consumer Services	737,998	—	—	737,998

Diversified Financial Services	6,831,626	—	—	6,831,626

Diversified Telecommunication Services	1,885,528	—	—	1,885,528

Electric Utilities	2,967,086	—	—	2,967,086

Electrical Equipment	934,242	—	—	934,242

Electronic Equipment, Instruments & Components	248,554	—	—	248,554

Energy Equipment & Services	62,821	—	—	62,821

Food & Staples Retailing	1,518,730	—	—	1,518,730

Food Products	1,726,075	—	—	1,726,075

Gas Utilities	656,918	—	—	656,918

Health Care Equipment & Supplies	1,896,155	—	—	1,896,155

Health Care Providers & Services	3,054,569	—	—	3,054,569

Health Care Technology	51,942	—	—	51,942

Hotels, Restaurants & Leisure	1,709,217	—	—	1,709,217

Household Durables	1,759,634	—	—	1,759,634

Household Products	715,110	—	—	715,110

Industrial Conglomerates	1,199,531	—	—	1,199,531

Insurance	8,037,445	—	—	8,037,445

Internet & Catalog Retail	1,044,434	—	—	1,044,434

Internet Software & Services	1,739,614	—	—	1,739,614

IT Services	2,995,397	—	—	2,995,397

Leisure Equipment & Products	74,929	—	—	74,929

Life Sciences Tools & Services	23,252	—	—	23,252

Machinery	2,191,394	—	—	2,191,394

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    32

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Marine	$235,641	$—	$—	$235,641

Media	1,999,333	—	—	1,999,333

Metals & Mining	843,496	—	—	843,496

Multiline Retail	270,762	—	—	270,762

Multi-Utilities	1,802,320	—	—	1,802,320

Office Electronics	109,413	—	—	109,413

Oil, Gas & Consumable Fuels	3,761,229	—	—	3,761,229

Personal Products	461,353	—	—	461,353

Pharmaceuticals	5,044,655	—	—	5,044,655

Professional Services	770,747	—	—	770,747

Real Estate Investment Trusts	2,714,375	—	—	2,714,375

Real Estate Management & Development	945,127	—	—	945,127

Road & Rail	2,920,569	—	—	2,920,569

Semiconductors & Semiconductor Equipment	2,011,593	—	—	2,011,593

Software	2,137,496	—	—	2,137,496

Specialty Retail	1,873,035	—	—	1,873,035

Textiles, Apparel & Luxury Goods	358,698	—	—	358,698

Tobacco	1,288,577	—	—	1,288,577

Trading Companies & Distributors	1,082,435	—	—	1,082,435

Transportation Infrastructure	390,537	—	—	390,537

Water Utilities	323,694	—	—	323,694

Wireless Telecommunication Services	1,240,932	—	—	1,240,932
Investment Companies	266,218	—	—	266,218
Preferred Stocks	89,538	—	—	89,538
Money Market Fund	2,860,892	—	—	2,860,892

Total Investments in Securities	101,076,433	—	—	101,076,433

Other Financial Instruments!
Forward Foreign Currency Contracts	—	354	—	354
Financial Futures Contracts	17,403	—	—	17,403

Total Assets - Other Financial Instruments	$17,403	$354	$—	$17,757

Liabilities
Other Financial Instruments!
Forward Foreign Currency Contracts	$—	$(145,240)	$—	$(145,240)
Financial Futures Contracts	(993,720)	—	—	(993,720)

Total Liabilities - Other Financial Instruments	$(993,720)	$(145,240)	$—	$(1,138,960)

!     Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts and financial futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

*	Non-income producing security.

^	7-Day net yield.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2017, these liquid restricted securities amounted to $161,588 representing 0.16%% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:	LLC - Limited Liability Corporation
ADR - American Depositary Receipt	PLC - Public Limited Company
ETF - Exchange Traded Fund
GDR - Global Depositary Receipt

ANNUAL REPORT / April 30, 2017

33    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (concluded)

At April 30, 2017, the Wilmington Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/1/2017	Barclays Bank International	647,925 Japanese Yen	$5,821	$5,812	$ (9)
5/1/2017	Credit Suisse International	30,623 Canadian Dollar	22,487	22,434	(53)
5/2/2017	Credit Suisse International	28,158 Euro	30,624	30,673	49
5/2/2017	State Street Corp.	9,650 Pound Sterling	12,443	12,498	55
5/3/2017	UBS Securities LLC	9,535 Pound Sterling	12,359	12,351	(8)
5/8/2017	HSBC Bank USA, N.A.	2,823,870 Japanese Yen	25,341	25,339	(2)
CONTRACTS SOLD
5/1/2017	Bank of New York	712 Canadian Dollar	522	522	—
5/1/2017	Bank of New York	258 Canadian Dollar	189	189	—
5/1/2017	Bank of New York	86 Canadian Dollar	63	63	—
5/2/2017	BNP Paribas SA	15,477,117 Japanese Yen	139,089	138,839	250
5/2/2017	Credit Suisse International	11,678 Euro	12,701	12,721	(20)
5/2/2017	Bank of New York	6,566 Euro	7,138	7,152	(14)
5/2/2017	Bank of New York	5,059 Euro	5,499	5,510	(11)
5/2/2017	Bank of New York	1,797 Swiss Franc	1,804	1,806	(2)
5/2/2017	Bank of New York	954 Canadian Dollar	696	699	(3)
5/2/2017	Bank of New York	561 Euro	610	611	(1)
5/2/2017	Bank of New York	419 Canadian Dollar	306	307	(1)
5/2/2017	Bank of New York	333 Canadian Dollar	243	244	(1)
5/3/2017	Bank of New York	490 Euro	533	534	(1)
5/3/2017	Bank of New York	191 Pound Sterling	246	248	(2)
6/21/2017	National Australia Bank Ltd.	1,376,000 Pound Sterling	1,678,512	1,784,941	(106,429)
6/21/2017	National Australia Bank Ltd.	1,222,000 Euro	1,296,055	1,334,738	(38,683)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(144,886)

 At April 30, 2017, the Wilmington Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
SHORT POSITIONS:
E-mini MSCI EAFE Index	June 2017	142	$12,393,844	$12,948,980	$(555,136)
E-mini MSCI Emerging Markets Index	June 2017	35	1,623,673	1,713,250	(89,577)
E-mini Russell 2000 Index	June 2017	66	4,506,820	4,614,719	(107,899)
E-mini S&P 500 Index	June 2017	202	23,922,945	24,043,050	(120,105)
Euro STOXX 50 Index	June 2017	56	1,992,630	2,095,185	(102,555)
FTSE 100 Index	June 2017	11	980,070	962,667	17,403
S&P TSX 60 Index	June 2017	25	3,391,834	3,410,282	(18,448)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(976,317)

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

34

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Real Asset Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Inflation-Linked & Fixed Income Securities:
U.S. Government Inflation-Linked Securities	24.6%
Exchange-Traded Funds	4.5%
Foreign Government Securities	3.2%
Corporate Bonds	2.6%
Certificates Of Deposit	1.4%
Mortgage-Backed Securities	1.4%
Asset-Backed Securities	1.2%
Foreign Government Inflation-Linked Securities	1.1%
U.S. Treasury	0.6%
Real Estate Related Securities:
Exchange-Traded Funds	29.6%
Real Estate Investment Trusts	13.0%
Common Stocks	8.5%
Investment Companies	4.9%
Preferred Stocks	0.0%[3]
Commodity Related Securities:
Exchange-Traded Funds	13.3%
Rights	0.0%[3]
Purchased Options	0.1%
Written Options	0.0%[3]
Short-Term Investments
Cash Equivalents[1]	3.1%
Other Assets and Liabilities – Net[2]	(13.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value (a)	Value
INFLATION-LINKED & FIXED INCOME SECURITIES – 40.6%

ASSET-BACKED SECURITIES – 1.2%

COLLATERALIZED LOAN OBLIGATION – 0.2%

Cordatus CLO I PLC, 2006-1X A2, 0.76%, 1/30/24Δ	33,899GBP	$43,899

Cordatus CLO II PLC, 2007-1X A1F, 0.00%, 7/25/24Δ	21,119EUR	22,968

Symphony CLO VIII LP, Series 2012-8AR, Class AR, 2.26%, 1/09/23Δ,Ω	309,514	310,338

Description	Par Value (a)	Value

Venture VII CDO Ltd., Series 2006-7A, Class A1A, 1.39%, 1/20/22Δ,Ω	231,843	$230,717

TOTAL COLLATERALIZED LOAN OBLIGATION		$607,922

DIVERSIFIED FINANCIAL SERVICES – 0.2%

Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1, 1.38%, 3/25/36Δ	300,000	289,285

Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M2, 1.97%, 5/25/35Δ 545,623		525,193

TOTAL DIVERSIFIED FINANCIAL SERVICES		$814,478

ANNUAL REPORT / April 30, 2017

35    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value (a)	Value

WHOLE LOAN – 0.8%

Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A3, 1.21%, 8/25/36Δ	1,200,000	1,125,324

Credit-Based Asset Servicing and
Securitization LLC, Series 2005-CB2, Class M2, 1.94%, 4/25/36Δ	241,321	224,523

JP Morgan Mortgage Acquisition Trust 2006-NC1, Series 2006-NC1, Class A4, 1.16%, 4/25/36Δ	518,450	519,532

Navient Student Loan Trust, Series 2016-7A, Class A, 2.14%, 3/25/66Δ,Ω	291,816	294,896

Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-WF1, Class M2, 1.28%, 3/25/36Δ	200,000	178,032

Saxon Asset Securities Trust, Series 2005-1, Class M2, 1.71%, 5/25/35Δ	208,458	170,189

US Residential Opportunity Fund, Series 2016-3III, Class A, 3.60%, 10/27/36Ω	191,585	191,141

VOLT LV LLC, Series 2017-NPL2, Class A1, 3.50%, 3/25/47Ω	97,831	98,016

TOTAL WHOLE LOAN		$2,801,653

TOTAL ASSET-BACKED SECURITIES
(COST $3,961,996)		$4,224,053

CERTIFICATES OF DEPOSIT – 1.4%

Barclays Bank PLC, 1.80%, 11/06/17Δ	400,000	400,949

1.91%, 9/08/17Δ	500,000	501,265

Mitsubishi UFJ Trust & Banking corp., 1.87%, 9/19/17Δ	600,000	601,528

Natixis SA, 1.85%, 9/25/17Δ	400,000	400,997

Norinchukin Bank, 1.87%, 10/12/17Δ	900,000	902,717

Sumitomo Mitsui Banking Corp., 1.83%, 9/15/17Δ	800,000	801,961

Sumitomo Mitsui Trust Bank Ltd., 1.86%, 10/06/17Δ	300,000	300,840

1.88%, 9/18/17Δ	1,100,000	1,102,892

TOTAL CERTIFICATES OF DEPOSIT (COST $5,000,000)		$5,013,149

CORPORATE BONDS – 2.6%

COMPUTERS – 0.0%**

Hewlett Packard Enterprise Co., Sr. Unsecured, 2.45%, 10/05/17	86,000	86,258

ENERGY – 0.2%

Petrobras Global Finance BV, Company Guaranteed, 8.38%, 5/23/21	500,000	566,750

FINANCIALS – 2.3%

Bank of America Corp., Sr. Unsecured, MTN, 4.06%, 10/21/25Δ	11,000,000MXN	707,029

BRFkredit A/S,
Covered Bonds, 2.00%, 10/01/17	900,000DKK	133,151

Description	Par Value (a)	Value

4.00%, 1/01/18	500,000DKK	$75,451

2.50%, 10/01/47	190,528DKK	28,391

CIT Group, Inc., Sr. Unsecured, 4.25%, 8/15/17	594,000	599,198

Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed, 3.80%, 9/15/22	250,000	257,651

Deutsche Bank AG, Sr. Unsecured, 4.25%, 10/14/21Δ	800,000	827,580

Eksportfinans ASA, Sr. Unsecured, 5.50%, 6/26/17	1,000,000	1,004,327

Ford Motor Credit Co. LLC, Sr. Unsecured, 6.63%, 8/15/17	900,000	912,866

Goldman Sachs Group, Inc. (The), Sr. Unsecured, 2.33%, 9/15/20Δ	600,000	610,268

ING Bank NV, Covered Bonds, 2.63%, 12/05/22Δ	200,000	200,957

International Lease Finance Corp., Sr. Unsecured, 6.25%, 5/15/19	100,000	107,688

8.25%, 12/15/20	100,000	118,188

Intesa Sanpaolo SpA, Sr. Unsecured, 6.50%, 2/24/21Δ	300,000	332,365

Nordea Kredit Realkreditaktieselskab, Covered Bonds, 1.00%, 10/01/17	700,000DKK	103,305

2.00%, 10/01/17	1,100,000DKK	162,722

2.00%, 10/01/17	300,000DKK	44,379

2.50%, 10/01/47	281,947DKK	42,076

Novo Banco SA, Sr. Unsecured, 5.00%, 4/23/19	150,000EUR	139,297

Nykredit Realkredit A/S,
Covered Bonds, 1.00%, 7/01/17	500,000DKK	73,413
1.00%, 10/01/17	2,700,000DKK	398,538
2.00%, 10/01/17	1,100,000DKK	162,715

4.00%, 1/01/18	200,000DKK	30,177
2.50%, 10/01/47	1,309,205DKK	195,089
2.00%, 4/01/18	1,200,000DKK	179,818

Realkredit Danmark A/S,
Covered Bonds, 1.00%, 1/01/18	1,400,000DKK	207,167

1.00%, 4/01/18	1,100,000DKK	163,291

2.00%, 1/01/18	300,000DKK	44,659

2.50%, 10/01/47	1,039,027DKK	154,753

Synchrony Financial, Sr. Unsecured, 2.44%, 11/09/17Δ	100,000	100,514

TOTAL FINANCIALS		$8,117,023

TELECOMMUNICATIONS – 0.1%

AT&T, Inc., Sr. Unsecured, 1.81%, 1/15/20Δ	200,000	201,161

TOTAL CORPORATE BONDS (COST $9,136,341)		$8,971,192

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    36

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

EXCHANGE-TRADED FUNDS – 4.5%

INFLATION-PROTECTED SECURITIES FUNDS – 4.5%

Schwab U.S. TIPs ETF	278,500	$15,512,450

TOTAL EXCHANGE-TRADED FUNDS
(COST $15,484,516)		$15,512,450

	Par Value (a)

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 1.1%

GOVERNMENT – 1.1%

Denmark Inflation Linked Government Bond, 0.10%, 11/15/23	7,846,965DKK	$1,234,220

Japanese Government CPI Linked Bond, 22, Sr. Unsecured, 0.10%, 3/10/27	109,780,000JPY	1,044,375

Mexican Udibonos, 4.50%, 11/22/35	1,886,491MXN	112,201

New Zealand Government Bond, Sr. Unsecured, 2.00%, 9/20/25	1,150,000NZD	835,557

United Kingdom Gilt Inflation Linked, Sr. Unsecured, 0.13%, 3/22/46	129,057GBP	283,026

0.13%, 11/22/65	104,051GBP	335,746

TOTAL GOVERNMENT		$3,845,125

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST $3,909,716)		$3,845,125

FOREIGN GOVERNMENT SECURITIES – 3.2%

GOVERNMENT – 3.2%

Argentine Republic Government
International Bond,
Sr. Unsecured, 6.88%, 1/26/27#	500,000	529,500

Autonomous Community of Catalonia, Sr. Unsecured, 4.75%, 6/04/18	100,000EUR	113,183

Brazil Letras do Tesouro Nacional, 9.39%, 1/01/18‡	15,900,000BRL	4,715,313

Canadian Government Real Return Bond, CPI, Bonds, 4.25%, 12/01/26	590,684CAD	609,120

Corp. Andina de Fomento,
Series 11U, Unsecured, 3.95%, 10/15/21	4,772,288MXN	249,892

Hellenic Republic Government International Bond, Sr. Unsecured, 4.50%, 7/03/17	30,000,000JPY	267,776

Japan Treasury Discount Bill, Series 656, 0.00%, 7/10/17‡	190,000,000JPY	1,704,870

Japan Treasury Discount Bill, Series 661, 0.00%, 5/08/17‡	180,000,000JPY	1,614,796

Mexican Bonos de Proteccion al Ahorro, 6.32%, 1/04/18Δ	15,500,000MXN	822,234

Description	Par Value (a)		Value

Mexico Cetes,
BI, 7.15%, 1/04/18‡	11,710,000	MXN	$593,405

TOTAL GOVERNMENT			$11,220,089

TOTAL FOREIGN GOVERNMENT SECURITIES
(COST $11,564,128)			$11,220,089

MORTGAGE-BACKED SECURITIES – 1.4%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.6%

Fannie Mae Pool, 3.00%, 6/13/46	1,000,000		997,500

3.50%, 9/01/45	178,692		183,921

3.50%, 9/01/46	696,516		716,881

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)			$1,898,302

WHOLE LOAN – 0.8%

BCAP LLC Trust, Series 2009-RR6-I, Class 3A1, 3.43%, 12/26/37Δ,Ω	32,313		32,252

Dryden XXV Senior Loan Fund, Series 2012-25A, Class AR, 2.36%, 1/15/25Δ,Ω	371,464		371,165

Grifonas Finance PLC, Class A, 0.04%, 8/28/39Δ	518,636EUR		460,431

JP Morgan Resecuritization Trust, Series 2009-7, Class 13A1, 2.87%, 6/27/37Δ,Ω	47,745		46,960

Marche Mutui 4 Srl, Class A, 0.06%, 2/25/55Δ	1,331EUR		1,447

Marche Mutui Srl, Series 6, Class A1, 1.92%, 1/27/64Δ	22,223EUR		24,392

Rise Ltd., 2014-1, Class A, 4.75%, 2/15/39Δ,††	215,024		214,666

Sequoia Mortgage Trust 6, Series 6, Class A, 1.63%, 4/19/27Δ	835,498		798,733

Trinity Square 2015-1A PLC, 1.49%, 7/15/51Δ,Ω	476,849GBP		625,372

WAMU Mortgage Pass-Through Certificates,
Series 2006-AR14, Class 1A4, 2.66%, 11/25/36Δ	263,074		242,270

3.06%, 3/25/37Δ	102,658		96,510

TOTAL WHOLE LOAN			$2,914,198

TOTAL MORTGAGE-BACKED SECURITIES
(COST $4,800,586)			$4,812,500

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 24.6%

U.S. TREASURY INFLATION INDEXED BONDS – 22.5%

U.S. Treasury Inflation Indexed Bond,

0.13%, 4/15/18	1,588,000		1,677,415

0.13%, 4/15/19	2,169,000		2,274,889

0.13%, 4/15/20	6,412,000		6,745,804

0.13%, 4/15/21	3,245,000		3,367,718

0.13%, 1/15/23	6,876,000		7,275,577

0.13%, 7/15/24	8,421,000		8,593,650

0.13%, 7/15/26	191,000		190,620

ANNUAL REPORT / April 30, 2017

37     PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value (a)	Value

0.25%, 1/15/25	1,631,000	$1,671,245

0.38%, 7/15/23	5,517,000	5,877,898

0.38%, 7/15/25	1,690,000	1,749,677

0.38%, 1/15/27#	719,000	726,518

0.63%, 1/15/24	2,494,000	2,674,635

0.63%, 1/15/26	3,828,000	4,018,500

0.63%, 2/15/43	266,000	263,995

0.75%, 2/15/42	1,029,000	1,073,940

0.75%, 2/15/45	853,000	846,008

0.88%, 2/15/47	693,000	694,285

1.00%, 2/15/46	1,524,000	1,600,130

1.38%, 2/15/44	3,397,000	3,939,850

1.75%, 1/15/28	1,583,000	2,091,737

1.88%, 7/15/19	426,000	513,024

2.00%, 1/15/26	522,000	729,824

2.13%, 2/15/40	240,000	343,325

2.13%, 2/15/41	879,000	1,246,374

2.38%, 1/15/25	1,073,000	1,604,081

2.38%, 1/15/27	1,194,000	1,711,986

2.50%, 1/15/29	2,868,000	3,999,501

3.63%, 4/15/28	4,696,000	9,440,032

3.88%, 4/15/29	682,000	1,403,835

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$78,346,073

U.S. TREASURY INFLATION INDEXED NOTES – 2.1%

U.S. Treasury Inflation Indexed Note, 0.13%, 1/15/22	282,000	305,876

0.13%, 4/15/22	2,653,000	2,674,768

0.13%, 7/15/22	160,000	171,155

0.63%, 7/15/21	1,375,000	1,541,189

1.25%, 7/15/20	2,143,000	2,522,716

TOTAL U.S. TREASURY INFLATION INDEXED NOTES		$7,215,704

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $85,171,297)		$85,561,777

U.S. TREASURY – 0.6%

U.S. TREASURY BONDS – 0.2%

U.S. Treasury Bond, 3.00%, 2/15/47	740,000	746,771

U.S. TREASURY NOTES – 0.4%

U.S. Treasury Note,

1.88%, 2/28/22	900,000	903,195

2.00%, 11/15/26	100,000	97,615

2.13%, 12/31/21	200,000	202,991

TOTAL U.S. TREASURY NOTES		$1,203,801

TOTAL U.S. TREASURY (COST $1,950,316)		$1,950,572

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $140,978,896)		$141,110,907

Description	Number of Shares	Value
REAL ESTATE RELATED SECURITIES – 56.0%

COMMON STOCKS – 8.5%

DIVERSIFIED – 0.0%**

Argosy Property Ltd.	61,413	$ 42,588

Stride Stapled Group	41,068	49,345

TOTAL DIVERSIFIED		$ 91,933

DIVERSIFIED REAL ESTATE ACTIVITIES – 4.4%

Airport City Ltd.*	4,442	58,760

Alexander & Baldwin, Inc.	835	38,418

Allreal Holding AG*	1,074	184,793

Alrov Properties & Lodgings Ltd.	1	18

CapitaLand Ltd.	193,900	521,822

Chinese Estates Holdings Ltd.	47,000	72,267

City Developments Ltd.	46,300	357,569

D Carnegie & Co. AB*	2,744	33,304

Daito Trust Construction Co. Ltd.	5,900	867,997

Daiwa House Industry Co. Ltd.	49,900	1,482,116

DIC Asset AG	3,489	35,801

Far East Consortium International Ltd.	78,000	37,203

Great Eagle Holdings Ltd.	19,000	94,287

Hang Lung Properties Ltd.	155,000	406,513

Heiwa Real Estate Co. Ltd.	4,300	68,507

Henderson Land Development Co. Ltd.	93,040	589,697

HKR International Ltd.*	60,800	32,830

K Wah International Holdings Ltd.	85,000	53,983

Kerry Properties Ltd.	45,500	170,222

LendLease Group	43,161	518,073

Leopalace21 Corp.	20,100	106,743

Mitsubishi Estate Co. Ltd.	105,000	2,006,279

Mitsui Fudosan Co. Ltd.	74,000	1,626,042

Mobimo Holding AG*	508	136,573

Morguard Corp.	237	33,507

New World Development Co. Ltd.	413,000	514,501

Nomura Real Estate Holdings, Inc.	9,400	158,782

Patrizia Immobilien AG*	3,091	60,977

Property & Building Corp. Ltd.	169	16,397

Realia Business SA*	22,825	24,242

RMR Group, Inc, Class A (The)	300	15,825

SAMTY Co. Ltd.	1,500	14,896

Shinoken Group Co. Ltd.	1,000	18,650

Soundwill Holdings Ltd.	17,500	43,242

Sumitomo Realty & Development Co. Ltd.	35,000	943,799

Sun Frontier Fudousan Co. Ltd.	1,700	14,854

Sun Hung Kai Properties Ltd.	119,000	1,785,379

Takara Leben Co. Ltd.	7,100	33,374

Tokyo Tatemono Co. Ltd.	16,200	221,038

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    38

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Tokyu Fudosan Holdings Corp.	44,300	$241,618

Tricon Capital Group, Inc.	8,014	63,053

UBM Development AG	527	19,713

United Industrial Corp. Ltd.	28,500	64,460

UOL Group Ltd.	43,900	227,489

Wharf Holdings Ltd.	91,000	777,408

Wheelock & Co. Ltd.	59,000	460,040

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$15,253,061

INDUSTRIALS – 0.0%**

Property For Industry Ltd.	30,878	34,557

Propertylink Group	45,110	27,023

TOTAL INDUSTRIALS		$61,580

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.	75,214	62,229

REAL ESTATE DEVELOPMENT – 0.9%

ADLER Real Estate AG*	1,749	27,444

Aveo Group	31,716	74,809

Cheung Kong Property Holdings Ltd.	205,000	1,470,620

Daikyo, Inc.	23,000	47,867

DREAM Unlimited Corp., Class A*	9,069	43,849

Frasers Centrepoint Ltd.	26,000	35,358

Goldcrest Co. Ltd.	2,700	47,957

Goldin Properties Holdings Ltd.*	108,000	117,603

Greenland Hong Kong Holdings Ltd.*	101,000	32,592

Helical PLC	12,067	51,733

Howard Hughes Corp, (The)*	472	58,108

Nexity SA	2,828	153,765

Peet Ltd.	29,027	26,952

Road King Infrastructure Ltd.	28,000	41,541

Selvaag Bolig ASA	6,948	28,727

Sino Land Co. Ltd.	228,000	386,334

St. Modwen Properties PLC	19,519	92,402

Tag Immobilien AG	10,923	155,513

TK Development A/S*	9,212	15,650

Villa World Ltd.	19,108	33,195

Wang On Properties Ltd.*	288,000	62,574

Wheelock Properties Singapore Ltd.	40,300	53,795

Wing Tai Holdings Ltd.	57,900	78,324

Yoma Strategic Holdings Ltd.	76,000	31,550

TOTAL REAL ESTATE DEVELOPMENT		$3,168,262

REAL ESTATE OPERATING COMPANIES – 3.1%

ADO Group Ltd.*	8,666	108,343

Ado Properties SAΩ	2,243	82,095

Aeon Mall Co. Ltd.	8,600	146,040

Africa Israel Properties Ltd.*	936	18,866

Alony Hetz Properties & Investments Ltd.	7,307	67,707

Description	Number of Shares	Value

Amot Investments Ltd.	8,779	$41,837

Arealink Co. Ltd.	1,100	15,038

Ascendas India Trust	51,500	42,390

Atrium European Real Estate Ltd.	12,642	53,294

Atrium Ljungberg AB, Class B	5,813	96,147

Azrieli Group Ltd.	2,722	144,976

Big Shopping Centers Ltd.	209	15,102

Blue Square Real Estate Ltd.	398	18,692

Brack Capital Properties NV	443	42,101

Buwog AG*	5,293	142,931

CA Immobilien Anlagen AG*	5,472	119,899

Capital & Counties Properties PLC	62,500	255,641

Castellum AB	20,447	280,020

Citycon OYJ	29,240	71,920

Croesus Retail Trust	56,567	39,475

Daejan Holdings PLC	1,010	88,824

Daibiru Corp.	5,100	47,031

Deutsche Euroshop AG	3,628	147,271

Deutsche Wohnen AG	26,541	907,521

Dios Fastigheter AB	6,443	33,025

Entra ASAΔ	5,914	67,846

Fabege AB	10,522	181,281

Fastighets AB Balder, Class B*	7,072	157,931

First Capital Realty, Inc.	10,764	156,447

Gazit-Globe Ltd.	3,486	35,353

Global Logistic Properties Ltd.	220,900	455,350

Grainger PLC	31,155	100,840

Grand City Properties SA	7,826	148,631

Hang Lung Group Ltd.	65,000	271,169

Hemfosa Fastigheter AB	11,802	109,395

Hongkong Land Holdings Ltd.	88,100	679,251

Hufvudstaden AB, Class A	8,814	138,121

Hulic Co. Ltd.	36,200	340,973

Hysan Development Co. Ltd.	47,001	221,761

Immofinanz AG	65,730	136,756

Inmobiliaria Colonial SA	22,431	173,946

Intershop Holding AG	103	49,611

Jerusalem Economy Ltd.*	11,531	28,272

Keihanshin Building Co. Ltd.	10,000	57,233

Klovern AB, Class B	62,004	65,313

Kungsleden AB	14,057	78,718

Langham Hospitality Investments & Langham Hospitality Investments Ltd.	59,000	24,424

LEG Immobilien AG*	4,697	403,483

Liu Chong Hing Investment Ltd.	26,000	41,047

Melisron Ltd.	1,293	70,508

Nam Tai Property, Inc.	3,727	29,257

ANNUAL REPORT / April 30, 2017

39    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

NTT Urban Development Corp.	9,000	$81,139

Olav Thon Eiendomsselskap ASA	2,232	43,803

Perennial Real Estate Holdings Ltd.	35,647	22,580

Platzer Fastigheter Holding, Class B	9,347	46,433

PSP Swiss Property AG	3,582	321,120

S Immo AG*	4,007	52,378

Sagax AB, Class B	5,454	56,681

SEA Holdings Ltd.	18,000	45,264

Sponda OYJ	15,758	69,553

Swire Properties Ltd.	78,800	264,411

Swiss Prime Site AG*	5,348	463,583

Technopolis OYJ	9,027	30,286

Tlg Immobilien AG	4,885	98,842

Toc Co. Ltd.	6,500	59,067

Unizo Holdings Co. Ltd.	2,100	53,557

Vib Vermoegen AG	2,063	49,383

Victoria Park AB, Class B	9,481	26,439

Vonovia SE	34,874	1,262,540

Wallenstam AB, Class B	16,464	140,340

WCM Beteiligungs & Grundbesitz-AG*	8,782	30,650

Wihlborgs Fastigheter AB	5,176	100,863

TOTAL REAL ESTATE OPERATING COMPANIES		$10,568,015

RETAIL – 0.1%

Investore Property Ltd.	10,849	9,833

Kiwi Property Group Ltd.	97,225	95,126

TOTAL RETAIL		$104,959

TOTAL COMMON STOCKS (COST $25,055,071)		$29,310,039

EXCHANGE-TRADED FUNDS – 29.6%

EQUITY FUNDS – 29.6%

Schwab U.S. REIT ETF	496,031	20,178,541

Vanguard Global ex-U.S. Real Estate ETF	1,517,707	82,654,323

TOTAL EQUITY FUNDS		$102,832,864

TOTAL EXCHANGE-TRADED FUNDS (COST $103,575,075)		$102,832,864

INVESTMENT COMPANIES – 4.9%

DIVERSIFIED – 4.9%

Tortoise MLP & Pipeline Fund	1,205,673	16,975,887

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

U.K. Commercial Property Trust Ltd.
	51,100	58,706

REAL ESTATE OPERATING COMPANIES – 0.0%**

F&C Commercial Property Trust Ltd.
	44,672	87,773

TOTAL INVESTMENT COMPANIES (COST $17,139,761)		$17,122,366

Description	Number of Shares	Value

PREFERRED STOCK – 0.0%**

CONSUMER FINANCE – 0.0%**

Navient Corp. 4.55%	3,000	$75,300

TOTAL PREFERRED STOCK (COST $71,100)		$75,300

REAL ESTATE INVESTMENT TRUSTS – 13.0% DIVERSIFIED – 2.7%

Abacus Property Group	21,546	55,661

Activia Properties, Inc.	49	233,407

American Assets Trust, Inc.	1,696	72,640

Armada Hoffler Properties, Inc.	2,926	41,725

Artis Real Estate Investment Trust	5,519	54,905

Astro Japan Property Group	7,569	37,803

Canadian Real Estate Investment Trust	2,686	97,165

Charter Hall Group	30,881	131,111

Cofinimmo SA	1,514	183,226

Colony NorthStar, Inc. Class A	11,971	156,461

Cominar Real Estate Investment Trust	2,796	28,983

Daiwa House REIT Investment Corp.	112	283,127

Dream Global Real Estate Investment Trust	5,043	36,574

Empire State Realty Trust, Inc., Class A	2,249	46,779

Fonciere Des Regions	3,978	355,066

Forest City Realty Trust, Inc., Class A	1,788	40,409

Gecina SA	3,101	441,157

Goodman Property Trust	75,723	63,430

GPT Group	134,322	528,047

Gramercy Property Trust	3,775	104,907

Growthpoint Properties Australia Ltd.	18,802	46,038

H&R Real Estate Investment Trust	10,476	177,740

Hamborner Real Estate Investment Trust AG	5,966	62,622

Hankyu Real Estate Investment Trust, Inc.	44	57,904

Heiwa Real Estate Investment Trust, Inc.	76	57,541

Hibernia Real Estate Investment Trust PLC	74,159	102,996

Hispania Activos Inmobiliarios SOCIMI SA	8,111	122,457

Hulic Real Estate Investment Trust, Inc.	71	114,008

ICADE	3,375	250,620

iStar, Inc.*	3,202	39,160

Kenedix Office Investment Corp.	30	170,083

Land Securities Group PLC	59,179	847,736

Lar Espana Real Estate Socimi SA	6,779	56,121

Liberty Property Trust	1,879	76,231

Londonmetric Property PLC	22,606	49,306

Mapletree Greater China Commercial Trust	138,100	105,763

Merlin Properties Socimi SA	35,157	416,092

Mirvac Group	277,270	471,297

Morguard Real Estate Investment Trust	5,052	56,625

ANNUAL REPORT / April 30, 2017

PORTFOLIOS OF INVESTMENTS    40

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

NIPPON Real Estate Investment Trust
Investment Corp.	29	$74,480

Nomura Real Estate Master Fund, Inc.	315	454,097

NSI NV	10,733	45,316

Premier Investment Corp.	84	90,349

PS Business Parks, Inc.	356	43,268

Redefine International PLC/Isle of Man	64,623	32,015

Reit 1 Ltd.	11,700	39,573

Sakura Sogo REIT Investment Corp.	24	16,815

Samty Residential Investment Corp.	22	16,065

Schroder Real Estate Investment Trust Ltd.	71,756	60,875

Sekisui House Real Estate Investment Trust, Inc.	63	80,421

Sekisui House Si Residential Investment
Corp.	82	86,505

Select Income Real Estate Investment Trust	2,809	70,394

Soilbuild Business Space Real Estate
Investment Trust	134,120	63,837

Spirit Realty Capital, Inc.	4,818	45,386

Star Asia Investment Corp.	19	16,686

Stockland	179,988	653,659

Sunlight Real Estate Investment Trust	139,000	86,313

Suntec Real Estate Investment Trust	190,600	241,464

Tokyu Real Estate Investment Trust, Inc.	73	90,566

Tosei REIT Investment Corp.	15	13,779

United Urban Investment Corp.	228	344,633

VEREIT, Inc.	21,909	183,378

Washington Real Estate Investment Trust	2,685	85,034

Yuexiu Real Estate Investment Trust	140,000	82,434

TOTAL DIVERSIFIED		$9,290,265

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

Sella Capital Real Estate Ltd.	10,469	19,338

INDUSTRIALS – 1.3%

AIMS AMP Capital Industrial Real Estate
Investment Trust	42,000	41,935

Ascendas Real Estate Investment Trust	181,600	332,746

Cache Logistics Trust	83,800	51,882

Cambridge Industrial Trust	173,800	72,772

DCT Industrial Trust, Inc.	1,678	84,840

Dream Industrial Real Estate Investment
Trust	7,428	45,927

Duke Realty Corp.	6,491	179,995

EastGroup Properties, Inc.	609	47,654

First Industrial Realty Trust, Inc.	3,581	100,769

Frasers Logistics & Industrial Trust	78,200	56,531

GLP J-Real Estate Investment Trust	213	240,180

Goodman Group	119,178	723,740

Granite Real Estate Investment Trust	1,400	50,214

Description	Number of Shares	Value

Hansteen Holdings PLC	66,138	$ 106,050

Industria Real Estate Investment Trust	12,124	20,426

Industrial & Infrastructure Fund Investment
Corp.	29	127,993

Japan Logistics Fund, Inc.	65	138,717

LaSalle Logiport Real Estate Investment
Trust	82	77,899

Mapletree Industrial Trust	89,000	114,025

Mapletree Logistics Trust	90,500	73,195

Mitsui Fudosan Logistics Park, Inc.	15	43,799

Monmouth Real Estate Investment Corp.	3,795	56,925

Mucklow (A & J) Group PLC	7,083	44,035

Nippon Prologis Real Estate Investment
Trust, Inc.	142	300,241

Prologis, Inc.	10,007	544,481

Pure Industrial Real Estate Trust	9,005	43,077

Segro PLC	74,402	468,048

STAG Industrial, Inc.	1,515	39,935

Terreno Realty Corp.	2,213	68,337

Tritax Big Box Real Estate Investment Trust
PLC	82,699	149,957

Warehouses De Pauw CVA	1,181	113,003

TOTAL INDUSTRIALS		$ 4,559,328

OFFICE – 2.0%

Alexandria Real Estate Equities, Inc.	1,623	182,604

Allied Properties Real Estate Investment
Trust	2,149	57,667

Alstria Office Real Estate Investment Trust
AG	7,735	102,289

Axiare Patrimonio SOCIMI SA	4,791	79,535

Befimmo SA	1,704	99,398

Beni Stabili SpA SIIQ	76,393	48,514

Boston Properties, Inc.	2,809	355,619

Brandywine Realty Trust	2,103	35,688

Brookfield Canada Office Properties	967	23,037

CapitaLand Commercial Trust	159,800	185,861

Champion Real Estate Investment Trust	160,000	104,084

City Office Real Estate Investment Trust, Inc.	2,823	35,429

Columbia Property Trust, Inc.	1,453	32,693

Cromwell Property Group	96,051	69,765

Daiwa Office Investment Corp.	25	121,776

Derwent London PLC	9,107	347,257

Dexus Property Group	71,853	548,796

Douglas Emmett, Inc.	2,656	100,052

Dream Office Real Estate Investment Trust	3,839	54,644

Frasers Commercial Trust	88,500	84,880

GDI Property Group	37,938	29,828

Global One Real Estate Investment Corp.	15	51,671

Government Properties Income Trust	2,635	56,178

ANNUAL REPORT / April 30, 2017

41    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Great Portland Estates PLC	29,703	$ 266,222

Green Real Estate Investment Trust PLC	21,644	32,182

Highwoods Properties, Inc.	1,959	99,674

Hudson Pacific Properties, Inc.	3,947	135,619

Ichigo Office Real Estate Investment Trust Investment	49	27,736

Intervest Offices & Warehouses NV	942	24,422

Invesco Office J-Reit, Inc.	61	53,736

Investa Office Fund	45,951	163,439

Japan Excellent, Inc.	97	113,555

Japan Prime Realty Investment Corp.	70	262,794

Japan Real Estate Investment Corp.	94	494,981

Keppel Real Estate Investment Trust	134,000	101,664

Kilroy Realty Corp.	1,785	125,896

Mack-Cali Realty Corp.	2,859	77,336

Manulife US Real Estate Investment Trust	43,400	36,456

MCUBS MidCity Investment Corp.	20	59,744

Mori Hills Real Estate Investment Trust Investment Corp.	104	135,090

Mori Trust Sogo Real Estate Investment Trust, Inc.	61	95,269

Nippon Building Fund, Inc.	106	563,875

NorthStar Realty Europe Corp.	2,897	33,692

Orix JREIT, Inc.	201	318,787

Prosperity Real Estate Investment Trust	177,000	71,907

SIA Real Estate Investment Trust, Inc.	16	27,472

SL Green Realty Corp.	2,159	226,544

Spring Real Estate Investment Trust	137,000	57,242

Vornado Realty Trust	3,142	302,386

Workspace Group PLC	11,242	125,877

TOTAL OFFICE		$ 6,840,862

REAL ESTATE OPERATING COMPANIES – 0.0%**

Picton Property Income Ltd.	63,920	69,750

RESIDENTIAL – 1.1%

Advance Residence Investment Corp.	101	266,011

American Campus Communities, Inc.	3,170	150,226

American Homes 4 Rent, Class A	4,256	98,101

Apartment Investment & Management Co., Class A	2,867	125,403

Ascott Residence Trust	47,100	36,914

AvalonBay Communities, Inc.	2,507	475,929

Bluerock Residential Growth Real Estate Investment Trust, Inc.	2,866	35,710

Boardwalk Real Estate Investment Trust	824	27,798

Camden Property Trust	1,563	128,682

Canadian Apartment Properties Real Estate Investment Trust	4,973	123,391

Colony Starwood Homes	1,772	61,258

Description	Number of Shares	Value

Comforia Residential Real Estate Investment Trust, Inc.	38	$84,130

Education Realty Trust, Inc.	2,267	87,892

Equity Lifestyle Properties, Inc.	1,489	120,475

Equity Residential	6,702	432,815

Essex Property Trust, Inc.	1,197	292,631

Ingenia Communities Group	24,221	49,695

InterRent Real Estate Investment Trust	6,334	36,518

Invincible Investment Corp.	304	116,446

Irish Residential Properties Real Estate Investment Trust PLC	33,709	48,102

Japan Rental Housing Investments, Inc.	122	87,663

Kenedix Residential Investment Corp.	26	66,776

Killam Apartment Real Estate Investment Trust	2,717	25,577

Mid-America Apartment Communities, Inc.	2,073	205,662

Milestone Apartments Real Estate Investment Trust*	2,950	47,868

Monogram Residential Trust, Inc.	3,847	39,162

NexPoint Residential Trust, Inc.	603	14,478

Nippon Accommodations Fund, Inc.	36	154,689

Northview Apartment Real Estate Investment Trust	2,317	38,615

Sun Communities, Inc.	1,221	102,088

UDR, Inc.	4,878	182,145

UMH Properties, Inc.	2,326	37,263

Unite Group PLC (The)	16,603	139,132

TOTAL RESIDENTIAL		$ 3,939,245

RETAIL – 4.1%

AEON Real Estate Investment Trust Investment Corp.	103	112,632

Agree Realty Corp.	997	48,335

Altarea SCA	192	38,723

British Land Co. PLC (The)	78,791	669,960

Brixmor Property Group, Inc.	3,997	78,941

BWP Trust	53,889	117,828

Capital & Regional PLC	68,165	53,193

CapitaLand Mall Trust	201,700	284,400

CapitaLand Retail China Trust Management Ltd.	57,300	65,209

CBL & Associates Properties, Inc.	5,448	50,394

Charter Hall Retail Real Estate Investment Trust	20,074	67,190

Choice Properties Real Estate Investment Trust	3,565	36,328

Crombie Real Estate Investment Trust	2,904	30,847

CT Real Estate Investment Trust	2,299	24,673

DDR Corp.	2,066	22,333

Eurocommercial Properties NV	4,131	160,534

Federal Realty Investment Trust	1,666	218,063

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    42

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Fortune Real Estate Investment Trust	134,000	$155,899

Frasers Centrepoint Trust	42,700	64,486

Frontier Real Estate Investment Corp.	34	148,383

Fukuoka Real Investment Trust Corp.	25	39,471

Getty Realty Corp.	2,065	52,864

GGP, Inc.	12,279	265,349

Hammerson PLC	59,361	451,697

Immobiliare Grande Distribuzione SIIQ SpA	24,928	22,321

Intu Properties PLC	78,158	279,092

Japan Retail Fund Investment Corp.	191	373,176

Kenedix Retail Real Estate Investment Trust Corp.	30	65,369

Kimco Realty Corp.	10,159	206,126

Klepierre	15,528	609,605

Link Real Estate Investment Trust	165,500	1,190,448

Macerich Co. (The)	2,828	176,552

Mapletree Commercial Trust	133,100	151,948

Mercialys SA	2,285	44,517

National Retail Properties, Inc.	3,543	149,585

NewRiver REIT PLC	17,468	78,711

OneREIT	14,846	40,675

Plaza Retail Real Estate Investment Trust	13,756	48,371

Realty Income Corp.	5,576	325,360

Regency Centers Corp.	3,297	208,304

Retail Estates NV	459	37,499

Retail Opportunity Investments Corp.	3,914	80,628

RioCan Real Estate Investment Trust	11,942	226,846

Saul Centers, Inc.	797	47,860

Scentre Group	398,448	1,285,922

Shaftesbury PLC	20,795	251,022

Shopping Centres Australasia Property Group	54,004	93,412

Simon Property Group, Inc.	6,106	1,009,078

Smart Real Estate Investment Trust	4,778	113,268

SPH Real Estate Investment Trust	57,300	40,397

Starhill Global Real Estate Investment Trust	128,800	70,985

Taubman Centers, Inc.	1,711	107,023

Unibail-Rodamco SE	7,432	1,825,172

Urban Edge Properties	3,090	78,795

Vastned Retail NV	820	30,633

Vicinity Centres	244,496	527,266

Viva Energy REIT	30,988	55,921

Washington Prime Group, Inc.	5,403	47,546

Weingarten Realty Investors	864	28,313

Wereldhave Belgium NV	372	40,518

Wereldhave NV	3,333	153,503

Westfield Corp.	143,056	972,653

TOTAL RETAIL		$14,352,152

Description	Number of Shares	Value

SPECIALIZED – 1.8%

Aedifica SA	1,327	$ 104,307

ALE Property Group	13,023	46,125

Arena Real Estate Investment Trust	17,467	27,859

Ascendas Hospitality Trust	89,000	49,687

Ashford Hospitality Trust, Inc.	4,262	26,638

Assura PLC	65,987	52,348

Big Yellow Group PLC	12,620	126,514

Care Capital Properties, Inc.	2,505	67,309

CareTrust Real Estate Investment Trust, Inc.	3,065	52,166

CDL Hospitality Trusts	63,800	70,780

CoreCivic, Inc.	2,464	84,885

Coresite Realty Corp.	620	60,667

CubeSmart	4,498	113,979

CyrusOne, Inc.	1,357	74,146

Digital Realty Trust, Inc.	2,908	333,955

DuPont Fabros Technology, Inc.	1,415	72,943

EPR Properties	1,738	126,370

Extra Space Storage, Inc.	2,299	173,643

FelCor Lodging Trust, Inc.	5,723	44,353

First Real Estate Investment Trust	38,800	37,491

Folkestone Education Trust	30,135	65,439

Four Corners Property Trust, Inc.	1,094	25,523

Gaming and Leisure Properties, Inc.	3,494	121,591

Geo Group, Inc. (The)	2,244	74,770

HCP, Inc.	8,547	267,948

Health Care & Medical Investment Corp.	17	14,747

Healthcare Realty Trust, Inc.	3,364	110,339

Healthcare Trust of America, Inc., Class A	3,868	123,351

Hoshino Resorts Real Estate Investment Trust, Inc.	12	60,928

Hospitality Properties Trust	2,289	72,859

Host Hotels & Resorts, Inc.	13,496	242,253

Hotel Property Investments	10,758	23,844

Iron Mountain, Inc.	4,478	155,655

Japan Hotel REIT Investment Corp.	281	191,325

Japan Senior Living Investment Corp.	29	34,470

Keppel DC REIT	59,000	52,364

LaSalle Hotel Properties	1,261	36,014

Life Storage, Inc.	364	28,534

LTC Properties, Inc.	1,511	72,286

Medical Properties Trust, Inc.	2,936	38,374

National Health Investors, Inc.	1,042	76,243

National Storage Real Estate Investment Trust	65,695	73,297

Nippon Healthcare Investment Corp.	9	13,273

ANNUAL REPORT / April 30, 2017

43    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

NorthWest Healthcare Properties Real Estate Investment Trust	2,862	$22,581

Omega Healthcare Investors, Inc.	3,723	122,859

Ooedo Onsen REIT Investment Corp.	20	15,896

OUE Hospitality Trust	87,500	45,092

Physicians Realty Trust	4,415	86,711

Primary Health Properties PLC	44,662	65,511

Public Storage	2,726	570,770

QTS Realty Trust, Inc., Class A	1,471	78,610

Quality Care Properties, Inc.*	2,850	49,448

Regal Real Estate Investment Trust	106,000	31,071

Safestore Holdings PLC	15,484	81,222

Senior Housing Properties Trust	5,418	116,595

Summit Hotel Properties, Inc.	3,569	58,996

Sunstone Hotel Investors, Inc.	2,137	31,820

Universal Health Realty Income Trust	726	50,639

Ventas, Inc.	6,988	447,302

Vital Healthcare Property Trust	24,302	36,709

Welltower, Inc.	6,618	472,790

Xenia Hotels & Resorts, Inc.	4,295	74,991

TOTAL SPECIALIZED		$6,181,205

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $39,098,679)		$45,252,145

RIGHTS – 0.0%**

INDUSTRIALS – 0.0%**

Tritax Big Box Real Estate Investment Trust PLC Right*,††	7,518	389

TOTAL RIGHTS (COST $0)		$389

TOTAL REAL ESTATE RELATED SECURITIES (COST $184,939,686)		$194,593,103

COMMODITY RELATED SECURITIES – 13.3%

EXCHANGE-TRADED FUNDS – 13.3%

COMMODITY FUNDS – 13.3%

iShares Commodities Select Strategy ETF	366,667	12,180,678

iShares Gold Trust#,*	563,123	6,875,732

iShares Silver Trust#,*	403,511	6,577,229

SPDR S&P Global Natural Resources ETF	490,500	20,728,530

TOTAL COMMODITY FUNDS		$46,362,169

TOTAL EXCHANGE-TRADED FUNDS (COST $47,011,116)		$46,362,169

TOTAL COMMODITY RELATED SECURITIES (COST $47,011,116)		$46,362,169

Description	Contracts/ Notional Value	Value

PURCHASED OPTIONS – 0.1%

CALL OPTIONS – 0.0%**

2Y U.S. Future Option MYC, Strike Price $110.50, Expiring 8/25/2017	66	$—

5Y U.S. Future Option MYC, Strike Price $129.50, Expiring 8/25/2017	10	—

IRO USD 30Y DUB, Strike Price $2.15, Expiring 6/15/2018	1,100,000	31,655

TOTAL CALL OPTIONS		$31,655

PUT OPTIONS – 0.1%

10Y U.S. Future Option MYC, Strike Price $119.00, Expiring 5/26/2017	117	—

3M GBP Libor Option BGC, Strike Price $98.50, Expiring 6/21/2017	53	—

IRO USD 10Y MYC, Strike Price $2.72, Expiring 7/16/2018	3,400,000	62,349

IRO USD 10Y MYC, Strike Price $2.77, Expiring 7/16/2018	4,500,000	76,651

IRO USD 30Y DUB, Strike Price $2.15, Expiring 6/15/2018	1,100,000	127,516

TOTAL PUT OPTIONS		$266,516

TOTAL PURCHASED OPTIONS (COST $316,440)		$298,171

	Number of Shares

SHORT-TERM INVESTMENTS – 1.0%

MONEY MARKET FUND – 1.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	3,337,439	$3,337,439

TOTAL SHORT-TERM INVESTMENTS (COST $3,337,439)		$3,337,439

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     44

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.1%

Citigroup Global Markets, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $1,345,208, collateralized by U.S.
Government & Treasury Securities, 0.00% to 11.50%, maturing 5/01/17 to 6/01/53; total market value of $1,372,018.	$1,345,116	$1,345,116

HSBC Securities USA, Inc., 0.80%, dated 4/28/17, due 5/01/17, repurchase price $1,345,206, collateralized by U.S. Government Securities, 3.50% to 5.50%, maturing 11/01/42 to 8/01/48; total market value of $1,372,028.	1,345,116	1,345,116

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $1,345,207, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 9/20/42 to 4/20/45; total market value of $1,372,018.	1,345,116	1,345,116

Mizuho Securities USA, Inc., 0.83%, dated 4/28/17, due 5/01/17, repurchase price $1,345,209, collateralized by U.S. Government Securities, 0.00% to 3.50%, maturing 7/28/17 to 2/01/47; total market value of $1,372,019.	1,345,116	1,345,116

RBC Dominion Securities, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $1,345,207, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 7/15/17 to 7/01/55; total market value of $1,372,018.	1,345,116	1,345,116

Royal Bank of Scotland PLC, 0.80% dated 4/28/17, due 5/01/17, repurchase price $535,282, collateralized by U.S. Treasury Securities, 0.08% to 1.13%, maturing 5/31/17 to 8/31/21; total market value of $545,953.	535,246	535,246

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $7,260,826)		$7,260,826

TOTAL INVESTMENTS IN SECURITIES 113.1%
(COST $383,844,403)		$392,962,615

	Contracts/ Notional Value

WRITTEN OPTIONS – (0.0%)**

CALL OPTIONS – (0.0%)**

10Y U.S. Future Option FBF, Strike Price $125.00, Expiring 5/26/2017	(18)	$(18,562)

10Y U.S. Future Option FBF, Strike Price $126.00, Expiring 5/26/2017	(10)	(4,844)

10Y U.S. Future Option MYC, Strike Price $124.50, Expiring 5/26/2017	(35)	(48,672)

OTC Ecal GBP vs USD BOA, Strike Price $1.27, Expiring 5/18/2017	(1,452,000)	(41,889)

OTC Ecal USD vs BRL FBF, Strike Price $3.25, Expiring 5/11/2017	(311,700)	(1,336)

Description	Contracts/ Notional Value	Value

OTC Ecal USD vs MXN DUB, Strike Price $19.45, Expiring 5/15/2017	(278,600)	$(895)

TOTAL CALL OPTIONS		$(116,198)

CALL SWAPTIONS – (0.0%)**

INF CAP U.S. 20Y GLM, Strike Price $3.00, Expiring 6/22/2035	(600,000)	(6,386)

IRO USD 5Y RYL, Strike Price $1.80, Expiring 11/07/2017	(1,900,000)	(1,986)

ITRAXX EUR 26 5Y CBK, Strike Price $0.68, Expiring 6/21/2017	(900,000)	(3,538)

ITRAXX EUR 27 5Y BRC, Strike Price $0.68, Expiring 6/21/2017	(500,000)	(854)

ITRAXX EUR 27 5Y BRC, Strike Price $0.70, Expiring 5/17/2017	(1,200,000)	(2,604)

ITRAXX EUR 27 5Y DUB, Strike Price $0.70, Expiring 5/17/2017	(600,000)	(1,302)

TOTAL CALL SWAPTIONS		$(16,670)

PUT OPTIONS – (0.0%)**

10Y U.S. Future Option FBF, Strike Price
$126.00, Expiring 5/26/2017	(3)	(2,297)

3M GBP Libor Option BGC, Strike Price
$98.00, Expiring 6/21/2017	(53)	—

TOTAL PUT OPTIONS		$(2,297)

PUT SWAPTIONS – (0.0%)**

INF CAP U.S. 10Y JPM, Strike Price $4.00, Expiring 4/22/2024	(1,300,000)	(755)

INF CAP U.S. 10Y JPM, Strike Price $4.00, Expiring 5/16/2024	(100,000)	(63)

INF CAP U.S. YOY JPM, Strike Price $3.00, Expiring 4/10/2020	(8,300,000)	32,634

INF FLOOR U.S. YOY 5Y JPM, Strike Price $0.00, Expiring 3/24/2020	(2,300,000)	(5,654)

INF FLOOR U.S. YOY JPM, Strike Price $0.00, Expiring 4/10/2020	(8,300,000)	39,762

INF FLOOR USD, Strike Price $216.69, Expiring 4/07/2020	(2,600,000)	(17)

IRO USD 10Y GLM, Strike Price $2.46, Expiring 5/18/2017	(4,900,000)	(2,858)

IRO USD 5Y RYL, Strike Price $2.60, Expiring 11/07/2017	(1,900,000)	(20,789)

ITRAXX EUR 26 5Y CBK, Strike Price $1.00, Expiring 6/21/2017	(900,000)	(140)

ITRAXX EUR 27 5Y BRC, Strike Price $1.00, Expiring 6/21/2017	(500,000)	(127)

TOTAL PUT SWAPTIONS		$41,993

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(258,306))		$(93,172)

ANNUAL REPORT / April 30, 2017

45     PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Value

COLLATERAL FOR SECURITIES ON LOAN – (2.1%)	$(7,260,826)

OTHER LIABILITIES LESS ASSETS – (11.0%)	(38,178,587)

TOTAL NET ASSETS – 100.0%	$347,430,030

Cost of investments for Federal income tax purposes is $387,586,583. The net unrealized appreciation/(depreciation) of investments was $5,376,032. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $9,212,386 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(3,836,354).

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    46

Wilmington Multi-Manager Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities
Inflation-Linked & Fixed Income Securities
Asset-Backed Securities	$—	$4,224,053	$—	$4,224,053
Certificates of Deposit	—	5,013,149	—	5,013,149
Corporate Bonds	—	8,971,192	—	8,971,192
Exchange-Traded Funds	15,512,450	—	—	15,512,450
Foreign Government Inflation-Linked Securities	—	3,845,125	—	3,845,125
Foreign Government Securities	—	11,220,089	—	11,220,089
Mortgage-Backed Securities	—	4,812,500	—	4,812,500
U.S. Government Inflation-Linked Securities	—	85,561,777	—	85,561,777
U.S. Treasury	—	1,950,572	—	1,950,572

Real Estate Related Securities
Common Stocks	29,310,039	—	—	29,310,039
Exchange-Traded Funds	102,832,864	—	—	102,832,864
Investment Companies	17,122,366	—	—	17,122,366
Preferred Stock	75,300	—	—	75,300
Real Estate Investment Trusts	45,252,145	—	—	45,252,145
Rights	—	389	—	389

Commodity Related Securities
Exchange-Traded Funds	46,362,169	—	—	46,362,169

Purchased Options	—	298,171	—	298,171

Short-Term Investments
Money Market Fund	3,337,439	—	—	3,337,439
Repurchase Agreements	—	7,260,826	—	7,260,826

Total Investments in Securities	259,804,772	133,157,843	—	392,962,615

Other Financial Instruments!
Forward Foreign Currency Contracts	$—	$261,760	$—	$261,760
Financial Futures Contracts	84,625	—	—	84,625
Credit Default Swaps	—	80,891	—	80,891
Interest Rate Swaps	—	740,551	—	740,551

Total Assets - Other Financial Instruments	$84,625	$1,083,202	$—	$1,167,827

Liabilities

Other Financial Instruments!
Written Options	$(74,375)	$(18,797)	$—	$(93,172)
Forward Foreign Currency Contracts	—	(752,011)	—	(752,011)
Financial Futures Contracts	(156,699)	—	—	(156,699)
Credit Default Swaps	—	(10,770)	—	(10,770)
Interest Rate Swaps	—	(375,132)	—	(375,132)

Total Liabilities - Other Financial Instruments	$(231,074)	$(1,156,710)	$—	$(1,387,784)

! Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments. Financial futures contracts, credit default swaps, interest rate swaps and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and written options and securities sold short are reported at their market value at period end.

ANNUAL REPORT / April 30, 2017

47    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

(a)	Par Value denominated in USD unless otherwise noted.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

Δ	Floating rate note with current rate and stated maturity date shown.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.

^	7-Day net yield.

*	Non-income producing security.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2017, the value of these securities amounted to $215,055 representing 0.06% of total net assets.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2017, these liquid restricted securities amounted to $3,711,700 representing 1.07% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:	Currency Code Currency
CDX - Markit CDX Index	BRL	Brazilian Real
INF - Inflation	CAD	Canadian Dollar
IRO - Interest Rate Option	DKK	Danish Krone
LLC - Limited Liability Corporation	EUR	Euro
LP - Limited Partnership	GBP	Pound Sterling
MTN - Medium Term Note	JPY	Japanese Yen
NA - National Association	MXN	Mexican Peso
OAT - Obligations Assimilables	NZD	New Zealand Dollar
OTC - Over The Counter	USD	United States Dollar
PLC - Public Limited Company
REIT - Real Estate Investment Trust
YOY - Year Over Year

The following Counter Parties acronyms are used throughout this Fund:
BGC - Financial L.P
BOA - Bank of America NA
BRC - Barclays Bank PLC
CBK - Citibank NA
DUB - Deutsche Bank AG
FBF - Credit Suisse International
GLM - Goldman Sachs Bank USA
GST - Goldman Sachs International
HUS - HSBC BANK USA, N.A.
ICE - Intercontinental Exchange, Inc.
JPM - JP Morgan Chase Bank, N.A.
MYC - Morgan Stanley Capital Services Inc.
RYL - Royal Bank of Scotland PLC

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    48

Wilmington Multi-Manager Real Asset Fund (continued)

At April 30, 2017, the Wilmington Multi-Manager Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2017	JP Morgan Chase Bank, N.A.	151,500,000 Japanese Yen	$1,361,701	$1,359,051	$(2,650)
5/2/2017	Goldman Sachs Bank USA	2,851,000 New Zealand Dollar	1,955,301	1,957,499	2,198
5/2/2017	Goldman Sachs Bank USA	1,506,000 Pound Sterling	1,931,683	1,950,575	18,892
5/2/2017	JP Morgan Chase Bank, N.A.	452,000 Australian Dollar	338,725	338,458	(267)
5/3/2017	Credit Suisse International	2,606,849 Brazilian Real	815,048	820,627	5,579
5/3/2017	Deutsche Bank AG	2,606,849 Brazilian Real	816,554	820,627	4,073
5/3/2017	Goldman Sachs Bank USA	1,255,932 Brazilian Real	392,675	395,363	2,688
5/3/2017	Deutsche Bank AG	1,255,932 Brazilian Real	394,389	395,363	974
5/5/2017	HSBC Bank USA, N.A.	808,409 South African Rand	62,000	60,436	(1,564)
5/19/2017	Deutsche Bank AG	6,833,006 Chinese Yuan Renminbi	979,923	989,266	9,343
5/19/2017	Societe Generale Securities	5,558,278 Chinese Yuan Renminbi	797,000	804,714	7,714
5/22/2017	Royal Bank of Scotland	580,900 Argentine peso	37,000	37,308	308
5/24/2017	Credit Suisse International	24,645,400 Russian Ruble	409,083	430,482	21,399
5/25/2017	HSBC Bank USA, N.A.	1,430,000 Mexican Peso	75,536	75,611	75
6/2/2017	Credit Suisse International	2,606,849 Brazilian Real	832,540	814,084	(18,456)
6/2/2017	Deutsche Bank AG	1,595,000 New Zealand Dollar	1,097,642	1,094,197	(3,445)
6/16/2017	Credit Suisse International	1,232,400 Argentine peso	78,000	78,203	203
6/21/2017	Citigroup Global Markets	954,600 Argentine peso	60,000	60,434	434
7/3/2017	HSBC Bank USA, N.A.	7,725,000 Danish Krone	1,135,153	1,135,260	107
7/20/2017	Societe Generale Securities	27,166,884 Indian Rupee	413,973	417,424	3,451
10/2/2017	Citigroup Global Markets	7,004,000 Danish Krone	1,020,352	1,034,596	14,244
10/3/2017	JP Morgan Chase Bank, N.A.	12,400,000 Brazilian Real	3,794,021	3,777,429	(16,592)
CONTRACTS SOLD
5/2/2017	HSBC Bank USA, N.A.	116,500,000 Japanese Yen	1,063,977	1,045,077	18,900
5/2/2017	Goldman Sachs Bank USA	35,000,000 Japanese Yen	314,316	313,972	344
5/2/2017	JP Morgan Chase Bank, N.A.	2,851,000 New Zealand Dollar	1,991,220	1,957,499	33,721
5/2/2017	Goldman Sachs Bank USA	2,024,000 Pound Sterling	2,516,698	2,621,490	(104,792)
5/2/2017	Citigroup Global Markets	742,000 Euro	791,732	808,261	(16,529)
5/2/2017	Goldman Sachs Bank USA	627,000 Canadian Dollar	468,107	459,324	8,783
5/2/2017	JP Morgan Chase Bank, N.A.	593,000 Australian Dollar	450,765	444,038	6,727
5/2/2017	JP Morgan Chase Bank, N.A.	376,000 Australian Dollar	285,215	281,549	3,666
5/2/2017	HSBC Bank USA, N.A.	208,000 Canadian Dollar	155,949	152,375	3,574
5/2/2017	Goldman Sachs Bank USA	102,000 Pound Sterling	127,611	132,111	(4,500)
5/2/2017	JP Morgan Chase Bank, N.A.	26,000 Euro	28,335	28,322	13
5/2/2017	Bank of New York	3,471 Pound Sterling	4,448	4,496	(48)
5/2/2017	Bank of New York	1,512 Pound Sterling	1,937	1,958	(21)
5/3/2017	Deutsche Bank AG	3,862,781 Brazilian Real	1,207,723	1,215,990	(8,267)
5/3/2017	Credit Suisse International	2,606,849 Brazilian Real	839,025	820,627	18,398
5/3/2017	Goldman Sachs Bank USA	1,255,932 Brazilian Real	401,000	395,363	5,637
5/5/2017	Goldman Sachs Bank USA	1,715,887 South African Rand	124,613	128,277	(3,664)
5/8/2017	JP Morgan Chase Bank, N.A.	160,000,000 Japanese Yen	1,420,328	1,435,736	(15,408)
5/8/2017	Bank of America Securities	20,000,000 Japanese Yen	177,486	179,467	(1,981)
5/17/2017	Deutsche Bank AG	27,476,182 Mexican Peso	1,461,149	1,454,951	6,198
5/17/2017	HSBC Bank USA, N.A.	4,768,323 Mexican Peso	255,000	252,498	2,502
5/19/2017	Citigroup Global Markets	12,436,416 Chinese Yuan Renminbi	1,797,560	1,800,515	(2,955)
5/25/2017	Bank of America Securities	1,430,000 Mexican Peso	70,329	75,611	(5,282)

ANNUAL REPORT / April 30, 2017

49    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
6/2/2017	JP Morgan Chase Bank, N.A.	151,500,000 Japanese Yen	$1,363,285	$1,360,784	$ 2,501
6/2/2017	Goldman Sachs Bank USA	2,851,000 New Zealand Dollar	1,953,776	1,955,834	(2,058)
6/2/2017	Deutsche Bank AG	1,255,932 Brazilian Real	391,256	392,211	(955)
6/9/2017	HSBC Bank USA, N.A.	617,371,055 Colombian Peso	203,136	208,490	(5,354)
6/21/2017	Credit Suisse International	24,507,800 Russian Ruble	423,534	425,362	(1,828)
7/3/2017	Bank of America Securities	18,745,820 Danish Krone	2,748,452	2,754,872	(6,420)
7/3/2017	Barclays Bank International	505,000 Danish Krone	77,036	74,214	2,822
7/10/2017	Citigroup Global Markets	190,000,000 Japanese Yen	1,726,637	1,709,492	17,145
7/20/2017	JP Morgan Chase Bank, N.A.	12,631,728 Indian Rupee	194,000	194,088	(88)
10/2/2017	Goldman Sachs Bank USA	6,477,000 Danish Krone	940,672	956,749	(16,077)
10/2/2017	HSBC Bank USA, N.A.	5,780,000 Danish Krone	885,145	853,793	31,352
10/2/2017	JP Morgan Chase Bank, N.A.	625,000 Danish Krone	95,791	92,322	3,469
10/3/2017	JP Morgan Chase Bank, N.A.	6,300,000 Brazilian Real	1,852,941	1,919,178	(66,237)
10/3/2017	JP Morgan Chase Bank, N.A.	6,100,000 Brazilian Real	1,814,666	1,858,251	(43,585)
10/3/2017	HSBC Bank USA, N.A.	922,000 Danish Krone	140,527	136,201	4,326
1/2/2018	Bank of America Securities	2,448,000 Danish Krone	358,104	363,714	(5,610)
1/3/2018	Deutsche Bank AG	7,600,000 Brazilian Real	2,139,838	2,278,683	(138,845)
1/3/2018	Deutsche Bank AG	3,300,000 Brazilian Real	873,569	989,428	(115,859)
1/3/2018	JP Morgan Chase Bank, N.A.	2,600,000 Brazilian Real	718,728	779,549	(60,821)
1/3/2018	Deutsche Bank AG	2,400,000 Brazilian Real	665,128	719,584	(54,456)
1/4/2018	Goldman Sachs Bank USA	11,710,000 Mexican Peso	571,847	598,058	(26,211)
4/3/2018	Goldman Sachs Bank USA	2,300,000 Danish Krone	342,561	343,747	(1,186)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(490,251)

At April 30, 2017, the Wilmington Multi-Manager Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
LONG POSITIONS:
10 - Year U.S Treasury Note Futures	June 2017	82	$10,224,312	$10,308,937	$ 84,625
SHORT POSITIONS:
10 - Year Japanese Treasury Bond Futures (OSE)	June 2017	3	$3,942,574	$3,963,351	$(20,777)
Euro - OAT Futures	June 2017	8	1,274,076	1,296,051	(21,975)
GBP Long Gilt Futures	June 2017	13	2,024,247	2,077,923	(53,676)
U.S Treasury Long Bond Futures	June 2017	23	3,458,011	3,518,282	(60,271)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(72,074)

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    50

Wilmington Multi-Manager Real Asset Fund (continued)

At April 30, 2017, the Wilmington Multi-Manager Real Asset Fund had open interest rate swap agreements as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CENTRALLY CLEARED
Chicago Mercantile Exchange#	2/23/18	$10,000,000	1.25%	3 Month USD LIBOR	$8,609	$—	$8,609
Chicago Mercantile Exchange#	6/15/18	1,200,000	1.25%	3 Month USD LIBOR	(2,207)	5,605	(7,812)
Chicago Mercantile Exchange#	6/21/19	6,400,000	1.25%	3 Month USD LIBOR	(47,962)	(57,909)	9,947
Chicago Mercantile Exchange#	12/16/20	500,000	2.00%	3 Month USD LIBOR	(3,456)	(189)	(3,267)
Chicago Mercantile Exchange#	6/21/22	8,000,000	1.25%	3 Month USD LIBOR	280,776	369,619	(88,843)
Chicago Mercantile Exchange#	12/16/22	700,000	2.25%	3 Month USD LIBOR	9,332	1,563	7,769
Chicago Mercantile Exchange#	10/19/23	3,000,000	2.66%	3 Month USD LIBOR	56,377	—	56,377
Chicago Mercantile Exchange#	10/25/23	2,000,000	2.68%	3 Month USD LIBOR	39,424	—	39,424
Chicago Mercantile Exchange#	11/19/23	1,000,000	2.67%	3 Month USD LIBOR	18,819	—	18,819
Chicago Mercantile Exchange#	12/12/23	1,000,000	2.68%	3 Month USD LIBOR	18,834	—	18,834
Chicago Mercantile Exchange#	12/19/23	1,400,000	2.50%	3 Month USD LIBOR	14,375	(12,010)	26,385
Chicago Mercantile Exchange#	3/16/26	1,550,000	2.40%	3 Month USD LIBOR	10,725	—	10,725
Chicago Mercantile Exchange#	4/21/26	2,300,000	2.30%	3 Month USD LIBOR	27,008	—	27,008
Chicago Mercantile Exchange#	7/27/26	3,900,000	2.00%	3 Month USD LIBOR	101,198	46,583	54,615
Chicago Mercantile Exchange*	7/27/26	850,000	1.85%	3 Month USD LIBOR	27,666	—	27,666
London Clearing House*	12/21/26	3,240,000	1.75%	3 Month USD LIBOR	139,432	(106,161)	245,593
Chicago Mercantile Exchange#	6/21/47	700,000	1.75%	3 Month USD LIBOR	(126,179)	(139,621)	13,442
Chicago Mercantile Exchange#	10/25/48	400,000	2.97%	3 Month USD LIBOR	(28,824)	—	(28,824)
Chicago Mercantile Exchange#	11/19/48	200,000	2.95%	3 Month USD LIBOR	(13,526)	—	(13,526)
Chicago Mercantile Exchange#	12/12/48	200,000	2.95%	3 Month USD LIBOR	(13,496)	—	(13,496)
Chicago Mercantile Exchange#	12/19/48	400,000	2.75%	3 Month USD LIBOR	(9,597)	8,929	(18,526)
London Clearing House#	9/20/27	750,000	1.50%	6 Month GBP LIBOR	(27,805)	(10,280)	(17,525)
London Clearing House#	3/21/48	530,000	1.75%	6 Month GBP LIBOR	(56,942)	(32,534)	(24,408)
Chicago Mercantile Exchange#	3/21/48	50,000	1.75%	6 Month GBP LIBOR	(5,489)	(4,274)	(1,215)
London Clearing House*	10/15/17	1,200,000	0.58%	Eurostat Eurozone HICP Ex Tobacco	3,609	(4,190)	7,799
London Clearing House*	5/15/18	2,000,000	0.83%	Eurostat Eurozone HICP Ex Tobacco	(26,770)	(8,659)	(18,111)
London Clearing House*	4/15/21	600,000	0.81%	Eurostat Eurozone HICP Ex Tobacco	15,434	3,299	12,135
London Clearing House*	5/15/21	1,500,000	0.88%	Eurostat Eurozone HICP Ex Tobacco	38,298	9,833	28,465
London Clearing House*	12/15/21	520,000	1.17%	Eurostat Eurozone HICP Ex Tobacco	2,665	398	2,267
London Clearing House*	8/15/26	1,000,000	1.10%	Eurostat Eurozone HICP Ex Tobacco	(34,735)	(47,982)	13,247
London Clearing House*	12/15/26	600,000	1.39%	Eurostat Eurozone HICP Ex Tobacco	(2,749)	(949)	(1,800)
London Clearing House*	11/15/18	200,000	0.89%	France CPI Ex Tobacco	564	43	521
London Clearing House*	10/15/31	300,000	3.53%	UK RPI All Items NSA	(988)	4,902	(5,890)
London Clearing House*	6/15/31	900,000	3.10%	UK RPI All Items NSA	(107,689)	(104,556)	(3,133)
London Clearing House*	10/15/31	1,360,000	3.53%	UK RPI All Items NSA	(4,479)	6,673	(11,152)
London Clearing House*	4/15/35	700,000	3.36%	UK RPI All Items NSA	(21,654)	(36,071)	14,417
London Clearing House*	10/15/46	300,000	3.59%	UK RPI All Items NSA	(10,321)	(17,054)	6,733
London Clearing House*	10/15/46	100,000	3.59%	UK RPI All Items NSA	(3,440)	(12,310)	8,870
London Clearing House*	3/15/47	200,000	3.43%	UK RPI All Items NSA	17,911	—	17,911
London Clearing House*	4/27/18	700,000	1.71%	US Urban Consumers NSA	(1,020)	—	(1,020)
London Clearing House*	4/28/18	2,000,000	1.68%	US Urban Consumers NSA	(2,309)	—	(2,309)
London Clearing House*	4/27/19	700,000	1.94%	US Urban Consumers NSA	837	—	837
London Clearing House*	11/23/20	700,000	2.03%	US Urban Consumers NSA	252	—	252
London Clearing House*	11/25/20	700,000	2.02%	US Urban Consumers NSA	381	—	381
London Clearing House*	7/26/21	500,000	1.55%	US Urban Consumers NSA	12,415	16,923	(4,508)
London Clearing House*	9/12/21	460,000	1.60%	US Urban Consumers NSA	9,512	13,855	(4,343)
London Clearing House*	7/26/26	500,000	1.73%	US Urban Consumers NSA	(22,802)	(26,802)	4,000

ANNUAL REPORT / April 30, 2017

51    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
London Clearing House*	9/12/26	$460,000	1.80%	US Urban Consumers NSA	$(17,330)	$ (21,247)	$ 3,917
London Clearing House*	9/15/26	300,000	1.78%	US Urban Consumers NSA	(12,009)	(14,562)	2,553
					$250,675	$(169,135)	$419,810
OVER THE COUNTER
Citibank NA#	5/15/26	400,000	1.18%	Eurostat Eurozone HICP Ex Tobacco	(11,701)	(61)	(11,640)
Citibank NA*	7/15/17	200,000	2.25%	US Urban Consumers NSA	(10,780)	2	(10,782)
Bank of America NA*	10/16/17	200,000	1.01%	US Urban Consumers NSA	2,011	—	2,011
Bank of America NA*	5/23/18	100,000	1.58%	US Urban Consumers NSA	248	—	248
Bank of America NA*	6/07/18	300,000	1.57%	US Urban Consumers NSA	1,162	—	1,162
Bank of America NA*	11/23/20	2,400,000	1.57%	US Urban Consumers NSA	47,612	—	47,612
Morgan Stanley Capital Services LLC#	7/18/26	500,000	1.79%	US Urban Consumers NSA	(21,465)	—	(21,465)
Morgan Stanley Capital Services LLC#	7/19/26	800,000	1.81%	US Urban Consumers NSA	(32,553)	—	(32,553)
Morgan Stanley Capital Services LLC*	7/20/26	500,000	1.80%	US Urban Consumers NSA	(20,782)	—	(20,782)
Morgan Stanley Capital Services LLC*	9/20/26	200,000	1.81%	US Urban Consumers NSA	(8,202)	—	(8,202)
					$(54,450)	$ (59)	$ (54,391)
NET UNREALIZED (DEPRECIATION) ON INTEREST RATE SWAP AGREEMENTS					$196,225	$(169,194)	$365,419

At April 30, 2017, the Wilmington Multi-Manager Real Asset Fund had open credit default swap agreements as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity /Obligation	Implied Credit Spread at April 30, 2017(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CENTRALLY CLEARED
Morgan Stanley Capital Services LLC###	6/20/22	$1,350,000	5.00%	CDX HY28 5Y ICE	3.27%	$(103,632)	$ (92,862)	$(10,770)
						$(103,632)	$ (92,862)	$(10,770)
OVER THE COUNTER
Bank of America NA##	12/20/21	$200,000	1.00%	BRAZIL LA SP BOA	2.77%	$ (8,078)	$ (14,566)	$ 6,488
Deutsche Bank AG##	6/20/21	100,000	1.00%	BRAZIL LA SP DUB	2.96%	(2,655)	(7,275)	4,620
Credit Suisse International##	6/20/21	200,000	1.00%	BRAZIL LA SP FBF	2.59%	(5,310)	(11,917)	6,607
HSBC Bank USA, N.A.##	6/20/21	200,000	1.00%	BRAZIL LA SP HUS	2.59%	(5,310)	(11,953)	6,643
JP Morgan Chase Bank, N.A.##	6/20/21	100,000	1.00%	BRAZIL LA SP JPM	2.60%	(2,655)	(6,012)	3,357
Deutsche Bank AG##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8 SP DUB	1.18%	(4,686)	(20,280)	15,594
Goldman Sachs International##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8 SP GST	1.77%	(4,686)	(25,381)	20,695
Barclays Bank PLC##	6/20/21	100,000	1.00%	COLOMBIA LA SP BRC	1.69%	393	(2,669)	3,062
HSBC Bank USA, N.A.##	6/20/21	100,000	1.00%	COLOMBIA LA SP HUS	1.71%	393	(2,746)	3,139
HSBC Bank USA, N.A.##	6/20/22	184,000	1.00%	COLOMBIA LA SP HUS	1.33%	(2,086)	(2,879)	793
Deutsche Bank AG##	6/20/21	200,000	1.00%	MEXICO LA SP DUB	1.53%	1,181	(4,080)	5,261
JP Morgan Chase Bank, N.A.##	6/20/21	100,000	1.00%	RUSSIA EM SP JPM	2.37%	(555)	(5,187)	4,632
						$ (34,054)	$(114,945)	$ 80,891
NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP AGREEMENTS						$(137,686)	$(207,807)	$ 70,121

* Portfolio pays the fixed rate and receives the floating rate.
# Portfolio pays the floating rate and receives the fixed rate.

## The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

### The Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    52

Wilmington Multi-Manager Real Asset Fund (concluded)

comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(a) “Notional amount” represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b) “Implied credit spreads”, represented in absolute terms, are utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c) “Fair value” of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

53

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Moderate Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Investment Companies:	Total Net Assets
Equity Funds	49.8%
Exchange-Traded Funds	15.4%
Debt Funds	8.1%
Alternative Investment Funds	6.4%
U.S. Treasury	7.3%
Corporate Bonds	6.6%
Mortgage-Backed Securities	4.2%
Collateralized Mortgage Obligations	0.4%
Enhanced Equipment Trust Certificates	0.2%
Cash Equivalents[1]	3.7%
Other Assets and Liabilities – Net[2]	(2.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Number of Shares	Value

INVESTMENT COMPANIES – 79.7%

ALTERNATIVE INVESTMENT FUNDS – 6.4%

AQR Managed Futures Strategy Fund, Class I	202,765	$1,835,024

Blackstone Alt Multi-Strategy, Class Y	45,284	482,272

Legg Mason BW Absolute Return Opportunities Fund, Class I	38,715	470,000

TOTAL ALTERNATIVE INVESTMENT FUNDS		$2,787,296

DEBT FUNDS – 8.1%

Fidelity Focused High Income Fund	208,749	1,809,857

FPA New Income, Inc.	170,765	1,704,237

TOTAL DEBT FUNDS		$3,514,094

EQUITY FUNDS – 49.8%

Diamond Hill Large Cap Fund, Class Y	71,452	1,780,579

Federated International Strategic Value Dividend Fund, Class I	137,788	505,680

Janus Enterprise Fund, Class I	16,349	1,696,708

LSV Value Equity Fund, Class I	64,413	1,730,790

Morgan Stanley Institutional Fund, Inc. –

Growth Portfolio, Class I	43,735	1,867,035

Description	Number of Shares	Value

T Rowe Price Institutional Large- Cap Growth Fund, Class I	55,460	$1,865,665

Touchstone Small Cap Growth Fund, Class Y	140,015	834,489

Victory Integrity Small-Cap Value Fund, Class Y	24,958	966,138

Wilmington Large-Cap Strategy Fund, Class I§	218,031	4,284,311

Wilmington Multi-Manager
International Fund, Class I§	783,454	6,204,954

TOTAL EQUITY FUNDS		$21,736,349

EXCHANGE-TRADED FUNDS – 15.4%

iShares Cohen & Steers REIT ETF#	6,325	630,223

iShares Core MSCI Emerging	17,075	831,553

iShares Russell Mid-Cap Value ETF#	14,125	1,174,070

iShares TIPS ETF	13,600	1,564,136

SPDR Dow Jones International
Real Estate ETF	21,125	806,553

Vanguard Small-Cap ETF	12,550	1,686,971

TOTAL EXCHANGE-TRADED FUNDS		$6,693,506

TOTAL INVESTMENT COMPANIES (COST $29,853,658)		$34,731,245

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    54

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 1988-23, Class C, 9.75%, 9/25/18	$164	$171

Series 2012-114, Class VM, 3.50%, 10/25/25	139,245	146,441

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$146,612

WHOLE LOAN – 0.1%

Banc of America Mortgage Securities, Inc.,

Series 2004-A, Class 2A1, 3.59%, 2/25/34Δ	25,250	25,395

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.67%, 11/25/35Δ	13,075	12,376

TOTAL WHOLE LOAN		$37,771

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $193,905)		$184,383

CORPORATE BONDS – 6.6%

AUTOMOTIVE – 0.1%

General Motors Financial Co., Inc.,
Company Guaranteed, 3.20%, 7/06/21	40,000	40,409

BEVERAGES – 0.2%

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 4.90%, 2/01/46	20,000	21,932

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.00%, 1/15/20	10,000	9,981

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.70%, 11/15/22	40,000	39,939

TOTAL BEVERAGES		$71,852

BIOTECHNOLOGY – 0.1%

Amgen, Inc.,
Sr. Unsecured, 4.40%, 5/01/45	25,000	24,731

Celgene Corp.,
Sr. Unsecured, 4.63%, 5/15/44	40,000	40,541

TOTAL BIOTECHNOLOGY		$65,272

CAPITAL MARKETS – 0.2%

BlackRock, Inc.,
Sr. Unsecured, 3.38%, 6/01/22	38,000	39,733

Charles Schwab Corp. (The),
Sr. Unsecured, 2.20%, 7/25/18	15,000	15,106

Morgan Stanley,
Subordinated, GMTN, 4.35%, 9/08/26	10,000	10,346

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	18,000	18,301

TOTAL CAPITAL MARKETS		$83,486

COMMERCIAL BANKS – 0.3%

BB&T Corp.,
Sr. Unsecured, MTN, 2.45%, 1/15/20	30,000	30,356

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	20,000	21,004

SunTrust Banks, Inc.,
Sr. Unsecured, 2.90%, 3/03/21	30,000	30,474

Description	Par Value	Value
US Bancorp,
V, Sr. Unsecured, 2.63%, 1/24/22	$45,000	$45,398

TOTAL COMMERCIAL BANKS		$127,232

COMPUTERS – 0.1%

Apple, Inc.,
Sr. Unsecured, 1.05%, 5/05/17	45,000	45,001

CONSUMER FINANCE – 0.1%

American Express Co.,
Sr. Unsecured, FRN, 1.64%, 5/22/18Δ	30,000	30,133

DIVERSIFIED FINANCIAL SERVICES – 1.0%

Bank of America Corp.,
Sr. Unsecured, 2.00%, 1/11/18	50,000	50,131

Bank of America Corp.,
Sr. Unsecured, MTN, 3.25%, 10/21/27	20,000	19,223

Citigroup, Inc.,
Sr. Unsecured, 6.00%, 8/15/17	100,000	101,222

Citigroup, Inc.,
Sr. Unsecured, 1.70%, 4/27/18	35,000	35,007

FMR LLC,
Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	129,231

HSBC USA, Inc.,
Sr. Unsecured, 2.63%, 9/24/18	40,000	40,436

Wells Fargo & Co.,
Subordinated, MTN, 4.40%, 6/14/46	40,000	39,051

Wells Fargo & Co.,
Series M, Subordinated, 3.45%, 2/13/23	35,000	35,642

TOTAL DIVERSIFIED FINANCIAL SERVICES		$449,943

ELECTRIC – 0.4%

Appalachian Power Co.,
Sr. Unsecured, 5.00%, 6/01/17	35,000	35,098

DTE Energy Co.,
Sr. Unsecured, 3.85%, 12/01/23	10,000	10,419

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20	90,000	97,154

Pacific Gas & Electric Co.,
Sr. Unsecured, 3.75%, 2/15/24	20,000	21,142

TOTAL ELECTRIC		$163,813

ENVIRONMENTAL CONTROL – 0.1%

Waste Management, Inc.,
Company Guaranteed, 3.50%, 5/15/24	35,000	36,694

Waste Management, Inc.,
Company Guaranteed, 4.10%, 3/01/45	25,000	25,469

TOTAL ENVIRONMENTAL CONTROL		$62,163

FOREST PRODUCTS & PAPER – 0.1%

International Paper Co.,
Sr. Unsecured, 4.75%, 2/15/22	35,000	38,330

HEALTH CARE EQUIPMENT & SUPPLIES – 0.1%

Abbott Laboratories,
Sr. Unsecured, 2.35%, 11/22/19	20,000	20,122

ANNUAL REPORT / April 30, 2017

55    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	$20,000	$20,544

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$40,666

HEALTH CARE PROVIDERS & SERVICES – 0.1%

UnitedHealth Group, Inc., Sr. Unsecured, 2.75%, 2/15/23	25,000	25,146

HOME FURNISHINGS – 0.2%

Whirlpool Corp., Sr. Unsecured, 4.50%, 6/01/46	25,000	25,294

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	65,000	71,000

Whirlpool Corp., Sr. Unsecured, MTN, 5.15%, 3/01/43	10,000	10,845

TOTAL HOME FURNISHINGS		$107,139

HOUSEHOLD PRODUCTS – 0.1%

Tupperware Brands Corp., Company Guaranteed, 4.75%, 6/01/21	60,000	64,215

INDUSTRIALS – 0.1%

Rockwell Collins, Inc., Sr. Unsecured, 3.50%, 3/15/27	25,000	25,421

INSURANCE – 0.5%

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	40,000	42,253

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	35,000	36,298

Lincoln National Corp., Sr. Unsecured, 3.63%, 12/12/26	25,000	25,255

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	60,000	64,849

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	45,000	45,288

TOTAL INSURANCE		$213,943

MEDIA – 0.1%

CBS Corp., Company Guaranteed, 4.60%, 1/15/45	25,000	25,008

Time Warner, Inc., Company Guaranteed, 4.85%, 7/15/45	25,000	24,406

Walt Disney Co. (The), Sr. Unsecured, GMTN, 4.13%, 6/01/44	10,000	10,276

TOTAL MEDIA		$59,690

METALS & MINING – 0.1%

Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	24,000	27,274

MISCELLANEOUS MANUFACTURING – 0.1%

Illinois Tool Works, Inc., Sr. Unsecured, 3.50%, 3/01/24	45,000	47,291

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	20,000	20,635

TOTAL MISCELLANEOUS MANUFACTURING		$67,926

Description	Par Value	Value

OIL & GAS – 0.4%

BP Capital Markets PLC, Company Guaranteed, 2.50%, 11/06/22	$50,000	$49,431

Exxon Mobil Corp., Sr. Unsecured, 1.82%, 3/15/19	30,000	30,282

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	20,000	20,024

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	20,000	21,682

Shell International Finance BV,
Company Guaranteed, 3.25%, 5/11/25	25,000	25,515

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	10,000	10,091

TOTAL OIL & GAS		$157,025

PHARMACEUTICALS – 0.2%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	30,000	30,297

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	20,000	19,410

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	20,000	21,003

TOTAL PHARMACEUTICALS		$70,710

PIPELINES – 0.5%

Energy Transfer LP,
Sr. Unsecured, 3.60%, 2/01/23	35,000	35,455

Energy Transfer LP,
Sr. Unsecured, 4.20%, 4/15/27#	40,000	40,516

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19	35,000	35,326

MPLX LP,
Sr. Unsecured, 5.20%, 3/01/47	15,000	15,394

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	45,000	51,574

Spectra Energy Partners LP,
Sr. Unsecured, 4.50%, 3/15/45	25,000	24,311

TOTAL PIPELINES		$202,576

REAL ESTATE INVESTMENT TRUSTS – 0.8%

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	15,000	16,434

Digital Realty Trust LP,
Company Guaranteed, 5.88%, 2/01/20	100,000	108,642

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	15,000	15,513

Health Care REIT, Inc.,
Sr. Unsecured, 4.70%, 9/15/17	100,000	101,132

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	40,000	40,554

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	15,000	14,976

Prologis LP,
Company Guaranteed, 3.35%, 2/01/21	35,000	36,196

TOTAL REAL ESTATE INVESTMENT TRUSTS		$333,447

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    56

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

SEMICONDUCTORS – 0.1%

Intel Corp.,
Sr. Unsecured, 2.70%, 12/15/22	$35,000	$35,604

TELECOMMUNICATIONS – 0.3%

AT&T, Inc.,
Sr. Unsecured, 1.40%, 12/01/17	35,000	34,993

AT&T, Inc.,
Sr. Unsecured, 2.45%, 6/30/20	35,000	35,094

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	15,000	14,274

AT&T, Inc.,
FRN, Sr. Unsecured, 1.96%, 11/27/18Δ	55,000	55,422

TOTAL TELECOMMUNICATIONS		$139,783

TRANSPORTATION – 0.2%

FedEx Corp.,
Company Guaranteed, 3.88%, 8/01/42	30,000	27,622

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45	15,000	14,150

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	55,000	55,286

TOTAL TRANSPORTATION		$97,058

TRUCKING & LEASING – 0.0%**

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	20,000	20,928

TOTAL CORPORATE BONDS (COST $2,773,892)		$2,866,185

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

Continental Airlines 2009-2,
Series A, Pass-Through Certificates, 7.25%, 11/10/19	53,730	59,573

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates, 6.82%, 8/10/22	40,225	46,196

TOTAL AIRLINES		$105,769

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $93,223)		$105,769

MORTGAGE-BACKED SECURITIES – 4.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.4%

Pool C00478, 8.50%, 9/01/26	1,664	1,943

Pool A15865, 5.50%, 11/01/33	40,672	45,169

Pool A19412, 5.00%, 3/01/34	114,684	127,988

Pool G05774, 5.00%, 1/01/40	223,648	246,861

Pool C03517, 4.50%, 9/01/40	29,281	31,616

Pool C03849, 3.50%, 4/01/42	49,659	51,212

Pool C04305, 3.00%, 11/01/42	175,453	175,606

Pool C09020, 3.50%, 11/01/42	154,612	160,155

Pool G07889, 3.50%, 8/01/43	37,548	38,647

Description	Par Value	Value

Pool Q23891, 4.00%, 12/01/43	$46,337	$48,909

Pool G60038, 3.50%, 1/01/44	122,785	127,186

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,055,292

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.7%

Pool 326445, 0.88%, 5/21/18	165,000	164,536

Pool 580676, 1.63%, 11/27/18	165,000	165,874

Pool AB4089, 3.00%, 12/01/26	31,048	32,078

Pool 533246, 7.50%, 4/01/30	4,240	4,373

Pool AJ4050, 4.00%, 10/01/41	91,216	96,649

Pool AX5302, 4.00%, 1/01/42	28,301	29,986

Pool AT7899, 3.50%, 7/01/43	71,736	73,894

Pool AS0302, 3.00%, 8/01/43	73,942	74,372

Pool AL6325, 3.00%, 10/01/44	67,859	68,254

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$710,016

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%

Pool 354677, 7.50%, 10/15/23	10,046	11,307

Pool 354765, 7.00%, 2/15/24	17,531	19,582

Pool 354827, 7.00%, 5/15/24	14,261	15,561

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$46,450

TOTAL MORTGAGE-BACKED SECURITIES (COST $1,795,899)		$1,811,758

U.S. TREASURY – 7.3%

U.S. TREASURY BONDS – 1.3%

2.50%, 2/15/46	65,000	59,083

3.00%, 11/15/44	53,000	53,493

3.00%, 11/15/45	8,000	8,061

3.13%, 8/15/44 11,000		11,370

3.38%, 5/15/44	139,000	150,349

3.63%, 2/15/44	87,000	98,209

4.38%, 5/15/40	120,000	150,929

4.75%, 2/15/37	21,000	27,744

TOTAL U.S. TREASURY BONDS		$559,238

U.S. TREASURY NOTES – 6.0%

0.63%, 9/30/17	40,000	39,945

0.88%, 10/15/17	360,000	359,839

1.13%, 2/28/21	250,000	245,151

1.50%, 12/31/18#	87,000	87,388

1.50%, 3/31/19	100,000	100,463

1.50%, 11/30/19	40,000	40,141

1.50%, 8/15/26	90,000	84,210

1.63%, 11/15/22	96,000	94,527

1.63%, 5/15/26	195,000	184,801

2.00%, 10/31/21	165,000	166,631

2.00%, 2/15/25	115,000	113,511

ANNUAL REPORT / April 30, 2017

57    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

2.00%, 8/15/25	$35,000	$34,410

2.13%, 11/30/23	215,000	215,940

2.13%, 8/31/20	115,000	117,152

2.13%, 6/30/22	175,000	177,318

2.13%, 5/15/25	140,000	139,194

2.25%, 11/15/24	80,000	80,539

2.25%, 11/15/25	5,000	5,003

2.38%, 8/15/24	140,000	142,343

3.50%, 5/15/20	100,000	106,012

4.50%, 5/15/17#	100,000	100,150

TOTAL U.S. TREASURY NOTES		$2,634,668

TOTAL U.S. TREASURY (COST $3,164,462)		$3,193,906

	Number of Shares

MONEY MARKET FUND – 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	672,031	$672,031

TOTAL MONEY MARKET FUND (COST $672,031)		$672,031

TOTAL INVESTMENTS IN SECURITIES – 99.9% (COST $38,547,070)		$43,565,277

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.2%

REPURCHASE AGREEMENTS – 2.2%

Citigroup Global Markets, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $178,081, collateralized by U.S. Government Securities, 0.00% to 11.50%, maturing 5/01/17 to 6/01/53; total market value of $181,630.	$178,069	$178,069

Daiwa Capital Markets America, 0.85%, dated 4/28/17, due 5/01/17, repurchase price $178,082, collateralized by U.S. Government & Treasury Securities, 0.00% to 6.50%, maturing 5/18/17 to 12/01/51; total market value of $181,630.	178,069	178,069

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $178,081, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 9/20/42 to 4/20/45; total market value of $181,630.	178,069	178,069

Description	Par Value	Value

Mizuho Securities USA, Inc., 0.83%, dated 4/28/17, due 5/01/17, repurchase price $178,081, collateralized by U.S. Government Securities, 0.00% to 3.50%, maturing 7/28/17 to 2/01/47; total market value of $181,631.	$178,069	$178,069

RBC Dominion Securities, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $178,081, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 7/15/17 to 7/01/55; total market value of $181,630.	178,069	178,069

Royal Bank of Scotland PLC, 0.80% dated 4/28/17 due 5/01/17, repurchase price $70,720, collateralized by U.S. Treasury Securities, 0.08% to 1.13%, maturing 5/31/17 to 8/31/21; total market value of $72,130.	70,715	70,715

TOTAL REPURCHASE AGREEMENTS		$961,060

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $961,060)		$961,060

TOTAL INVESTMENTS – 102.1% (COST $39,508,130)		$44,526,337

COLLATERAL FOR SECURITIES ON LOAN – (2.2%)		(961,060)

OTHER ASSETS LESS LIABILITIES – 0.1%		37,756

TOTAL NET ASSETS – 100.0%		$43,603,033

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    58

Wilmington Strategic Allocation Moderate Fund (concluded)

Cost of investments for Federal income tax purposes is $40,146,785. The net unrealized appreciation/(depreciation) of investments was $4,379,552. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,831,370 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(451,818).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$34,731,245	$—	$—	$34,731,245

Collateralized Mortgage Obligations	—	184,383	—	184,383

Corporate Bonds	—	2,866,185	—	2,866,185

Enhanced Equipment Trust Certificates	—	105,769	—	105,769

Mortgage-Backed Securities	—	1,811,758	—	1,811,758

U.S. Treasury	—	3,193,906	—	3,193,906

Money Market Fund	672,031	—	—	672,031

Repurchase Agreements	—	961,060	—	961,060

Total	$35,403,276	$9,123,061	$—	$44,526,337

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
^	7-Day net yield.
Δ	Floating rate note with current rate and stated maturity date shown.
§	Affiliated company. See Note 5 in Notes to Financial Statements.
Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2017, these liquid restricted securities amounted to $129,231 representing 0.3% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
ETF - Exchange Traded Fund
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
GMTN - Global Medium Term Note
GNMA - Government National Mortgage Association
LLC - Limited Liability Corporation
LP - Limited Partnership
MSCI - Morgan Stanley Capital International
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SPDR - Standard & Poor’s Depository Receipts
TIPS - Treasury Inflation Protected Security

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

59    STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2017	Wilmington Multi-Manager International Fund		Wilmington Global Alpha Equities Fund
ASSETS:
Investments, at identified cost	$419,086,148		$96,054,144

Investments in securities, at value (Including $28,662,290 and $0 of securities on loan, respectively) (Note 2)	$468,223,439		$101,076,433

Cash	—		2,050
Deposits for futures contracts	972,573		2,680,005
Cash denominated in foreign currencies	1,543,223	(a)	73,542	(a)
Income receivable	1,598,228		165,305
Tax reclaim receivable	788,328		58,101
Due from advisor	—		26,004
Receivable for shares sold	370,556		46,918
Unrealized appreciation on foreign currency exchange contracts	54		354
Receivable for investments sold	2,013,360		797,741
Prepaid assets	24,581		29,520

TOTAL ASSETS	475,534,342		104,955,973

LIABILITIES:
Overdraft due to custodian	44		—
Overdraft due to broker	—		90,872	(b)
Deferred capital gains tax payable	11,343		—
Payable for investments purchased	924,894		630,870
Collateral for securities on loan	30,099,385		—
Unrealized depreciation on foreign currency exchange contracts	1,732		145,240
Payable for shares redeemed	116,128		24,925
Payable to sub-advisors	131,292		46,927
Payable for Trustees’ fees	3,305		3,305
Payable for distribution services fee	982		37
Payable for shareholder services fee	42,467		—
Other accrued expenses	315,406		65,433

TOTAL LIABILITIES	31,646,978		1,007,609

NET ASSETS	$443,887,364		$103,948,364

NET ASSETS CONSIST OF:
Paid-in capital	$424,676,054		$107,638,854
Undistributed net investment income	1,675,297		256,240
Accumulated net realized gain (loss) on investments and foreign currency transactions	(31,650,312)		(7,840,433)
Net unrealized appreciation (depreciation) of investments and foreign currencies	49,186,325		3,893,703

TOTAL NET ASSETS	$443,887,364		$103,948,364

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,912,850		$180,164

Shares outstanding (unlimited shares authorized)	625,088		17,096

Net Asset Value per share	$7.86		$10.54

Offering price per share*	$8.32	**	$11.15	**

Class I
Net Assets	$438,974,514		$103,768,200

Shares outstanding (unlimited shares authorized)	55,443,786		9,784,565

Net Asset Value per share	$7.92		$10.61

(a)	Cost of cash denominated in foreign currencies was $1,530,212 and $75,834, respectively.
(b)	Cost of overdraft due to broker was $(93,704).

*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

     STATEMENTS OF ASSETS AND LIABILITIES (concluded)    60

April 30, 2017	Wilmington Multi-Manager Real Asset Fund		Wilmington Strategic Allocation Moderate Fund
ASSETS:
Investments, at identified cost	$383,844,403		$39,508,130	(a)

Investments in securities, at value (Including $7,097,595 and $936,219 of securities on loan, respectively) (Note 2)	$392,962,615		$44,526,337	(b)

Cash	32,212,435		—
Deposits for futures contracts	279,189		—
Deposits for swaps	752,820	(c)	—
Cash denominated in foreign currencies	1,074,017	(d)	—
Variation margin receivable for centrally cleared swap agreements	77,129		—
Variation margin receivable for financial futures contracts	11,903		—
Income receivable	760,469		73,135
Tax reclaim receivable	122,423		—
Due from advisor	—		6,319
Receivable for shares sold	266,621		1,086
Over the counter swap agreements, at value (Net upfront payments received of $9,495)	53,000		—
Unrealized appreciation on foreign currency exchange contracts	261,760		—
Receivable for investments sold	18,897,817		—
Prepaid assets	29,594		15,595

TOTAL ASSETS	447,761,792		44,622,472

LIABILITIES:
Options written, at value	93,172	(e)	—
Variation margin payable for centrally cleared swap agreements	105,143		—
Variation margin payable for financial futures contracts	18,687		—
Payable for investments purchased	91,486,564		—
Collateral for securities on loan	7,260,826		961,060
Over the counter swap agreements, at value (Net upfront payments received of $105,509)	141,504		—
Unrealized depreciation on foreign currency exchange contracts	752,011		—
Payable for shares redeemed	187,487		761
Payable to sub-advisors	70,719		—
Payable for Trustees’ fees	3,305		3,305
Payable for distribution services fee	346		8,745
Other accrued expenses	211,998		45,568

TOTAL LIABILITIES	100,331,762		1,019,439

NET ASSETS	$347,430,030		$43,603,033

NET ASSETS CONSIST OF:
Paid-in capital	$456,119,074		$40,011,498
Undistributed (distributions in excess of) net investment income	(1,420,920)		58,750
Accumulated net realized gain (loss) on investments and foreign currency transactions	(116,432,628)		(1,485,422)
Net unrealized appreciation (depreciation) of investments and foreign currencies	9,164,504		5,018,207

TOTAL NET ASSETS	$347,430,030		$43,603,033

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$1,643,416		$42,877,892

Shares outstanding (unlimited shares authorized)	118,449		3,814,169

Net Asset Value per share	$13.87		$11.24

Offering price per share*	$14.68	**	$11.89	**

Class I
Net Assets	$345,786,614		$725,141
Shares outstanding (unlimited shares authorized)	24,686,983		64,453

Net Asset Value per share	$14.01		$11.25

(a)	Includes $8,385,275 of investments in affiliated issuers.
(b)	Includes $10,489,265 of investments in affiliated issuers.
(c)	Includes cash denominated in foreign currencies with a value of $98,731 and a cost of $95,730.
(d)	Cost of cash denominated in foreign currencies was $1,070,857.
(e)	Premiums received for options written were $258,306.

*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

61    STATEMENTS OF OPERATIONS

Year Ended April 30, 2017	Wilmington Multi-Manager International Fund	Wilmington Global Alpha Equities Fund
INVESTMENT INCOME:
Dividends	$9,523,142 (a)	$1,539,909 (a)
Interest	3,693	1,524,681
Securities lending income	115,787	—

TOTAL INVESTMENT INCOME	9,642,622	3,064,590

EXPENSES:
Investment advisory fee	3,771,132	2,104,827
Administrative personnel and services fee	130,193	40,186
Portfolio accounting and administration fees	334,602	62,281
Custodian fees	454,357	54,567
Transfer and dividend disbursing agent fees and expenses	138,203	132,365
Trustees’ fees	52,280	52,280
Professional fees	237,429	221,988
Distribution services fee—Class A	11,596	1,125
Shareholder services fee—Class A	11,596	1,125
Shareholder services fee— Class I	1,003,200	312,749
Share registration costs	29,067	35,971
Printing and postage	26,060	57,042
Dividend expense on securities sold short	—	273,464
Prime broker interest expense	—	165,938
Miscellaneous	61,623	31,280

TOTAL EXPENSES	6,261,338	3,547,188

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(1,291,963)	(570,029)
Waiver of shareholder services fee—Class A	(11,596)	(1,125)
Waiver of shareholder services fee—Class I	(524,950)	(312,749)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,828,509)	(883,903)

Net expenses	4,432,829	2,663,285

Net investment income (loss)	5,209,793	401,305

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	14,330,820 (b)	6,521,691
Net realized gain (loss) on foreign currency transactions	(80,036)	65,361
Net realized gain (loss) on futures contracts	625,498	228,414
Net realized gain (loss) on options purchased	—	825,083
Net realized gain (loss) on options written	—	(642,816)
Net realized gain (loss) on securities sold short	—	(3,227,464)
Litigation proceeds	326,981 (c)	—
Net change in unrealized appreciation (depreciation) on investments	30,889,855 (d)	3,541,894
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(21,686)	(145,951)
Net change in unrealized appreciation (depreciation) on futures contracts	77,166	63,312
Net change in unrealized appreciation (depreciation) on options purchased	—	19,894
Net change in unrealized appreciation (depreciation) on options written	—	(111,473)
Net change in unrealized appreciation (depreciation) on securities sold short	—	1,452,537

Net realized and unrealized gain (loss) on investments	46,148,598	8,590,482

Change in net assets resulting from operations	$51,358,391	$8,991,787

(a)	Net of foreign withholding taxes withheld of $873,402 and $81,027, respectively.
(b)	Net of foreign deferred capital gains taxes of $69,649.
(c)	The Litigation proceeds represent a class action settlement received by the Fund related to best execution of foreign exchange settlements.
(d)	Net of foreign deferred capital gains taxes of $11,343.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

    STATEMENTS OF OPERATIONS (Concluded)    62

Year Ended April 30, 2017	Wilmington Multi-Manager Real Asset Fund	Wilmington Strategic Allocation Moderate Fund
INVESTMENT INCOME:
Dividends	$7,101,929 (a)	$431,983
Dividends received from affiliated issuers	—	161,770
Interest	5,540,566	232,992
Securities lending income	13,079	12,175

TOTAL INVESTMENT INCOME	12,655,574	838,920

EXPENSES:
Investment advisory fee	3,036,241	176,462
Administrative personnel and services fee	139,162	14,146
Portfolio accounting and administration fees	278,979	27,038
Custodian fees	200,127	2,271
Transfer and dividend disbursing agent fees and expenses	147,016	80,023
Trustees’ fees	52,280	52,281
Professional fees	144,170	70,941
Distribution services fee—Class A	4,286	107,967
Shareholder services fee—Class A	4,286	107,967
Shareholder services fee— Class I	1,081,329	2,322
Share registration costs	31,945	19,217
Printing and postage	26,443	14,457
Interest expense on securities sold short	459	—
Interest expense on reverse repurchase agreements	5,031	—
Miscellaneous	57,407	24,453

TOTAL EXPENSES	5,209,161	699,545

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(251)	(265,124)
Waiver of shareholder services fee—Class A	(4,286)	(107,967)
Waiver of shareholder services fee—Class I	(1,081,329)	(2,322)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,085,866)	(375,413)

Net expenses	4,123,295	324,132

Net investment income (loss)	8,532,279	514,788

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	24,164,698	58,345
Net realized gain (loss) on affiliated investment companies	—	(45,695)
Realized gain on distributions received from investment companies	—	343,826
Net realized gain (loss) on foreign currency transactions	(272,505)	—
Net realized gain (loss) on futures contracts	277,119	—
Net realized gain (loss) on swap agreements	(1,530,211)	—
Net realized gain (loss) on options purchased	(212,657)	—
Net realized gain (loss) on options written	293,281	—
Net realized gain (loss) on securities sold short	37,233	—
Net change in unrealized appreciation (depreciation) on investments	(26,382,666)	1,711,056
Net change in unrealized appreciation (depreciation) on affiliated investment companies	—	1,362,773
Net change in unrealized appreciation (depreciation) on foreign currency transactions	573,077	—
Net change in unrealized appreciation (depreciation) on futures contracts	(193,422)	—
Net change in unrealized appreciation (depreciation) on swap agreements	1,456,688	—
Net change in unrealized appreciation (depreciation) on options purchased	216,048	—
Net change in unrealized appreciation (depreciation) on options written	(5,458)	—

Net realized and unrealized gain (loss) on investments	(1,578,775)	3,430,305

Change in net assets resulting from operations	$6,953,504	$3,945,093

(a)	Net of foreign withholding taxes withheld of $439,951.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

63     STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Multi-Manager International Fund		Wilmington Global Alpha Equities Fund

	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income (loss)	$5,209,793	$5,787,311	$401,305	$(291,344)
Net realized gain (loss) on investments	15,203,263	(10,808,957)	3,770,269	(11,470,714)
Net change in unrealized appreciation (depreciation) of investments	30,945,335	(52,586,995)	4,820,213	(902,909)

Change in net assets resulting from operations	51,358,391	(57,608,641)	8,991,787	(12,664,967)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(62,135)	(67,333)	(462)	(34,136)
Class I	(5,670,589)	(6,200,624)	(302,238)	(3,829,874)

Change in net assets resulting from distributions to shareholders	(5,732,724)	(6,267,957)	(302,700)	(3,864,010)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	49,030	351,433	12,149	393,012
Class I	101,289,157	57,572,702	14,479,634	30,547,196
Distributions reinvested
Class A	55,898	60,844	462	29,357
Class I	3,573,511	3,701,965	198,217	2,704,451
Cost of shares redeemed
Class A	(492,657)	(799,243)	(1,149,734)	(1,702,665)
Class I	(122,380,114)	(122,199,388)	(77,771,723)	(52,313,966)

Change in net assets resulting from share transactions	(17,905,175)	(61,311,687)	(64,230,995)	(20,342,615)

Change in net assets	27,720,492	(125,188,285)	(55,541,908)	(36,871,592)
NET ASSETS:
Beginning of year	416,166,872	541,355,157	159,490,272	196,361,864

End of year	$443,887,364	$416,166,872	$103,948,364	$159,490,272

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,675,297	$640,558	$256,240	$(36,074)

SHARES OF BENEFICIAL INTEREST:				.
Shares sold
Class A	6,734	47,244	1,191	36,602
Class I	14,188,431	8,226,926	1,417,814	2,971,611
Distributions reinvested
Class A	8,080	8,215	45	2,886
Class I	512,694	496,430	19,357	265,142
Shares redeemed
Class A	(68,746)	(111,776)	(115,488)	(158,847)
Class I	(16,928,812)	(17,268,127)	(7,697,101)	(4,982,168)

Net change resulting from share transactions	(2,281,619)	(8,601,088)	(6,374,182)	(1,864,774)

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

    STATEMENTS OF CHANGES IN NET ASSETS (concluded)    64

	Wilmington Multi-Manager Real Asset Fund		Wilmington Strategic Allocation Moderate Fund

	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income (loss)	$8,532,279	$7,339,659	$514,788	$565,960
Net realized gain (loss) on investments	22,756,958	(42,694,796)	356,476	830,718
Net change in unrealized appreciation (depreciation) of investments	(24,335,733)	21,341,618	3,073,829	(3,451,110)

Change in net assets resulting from operations	6,953,504	(14,013,519)	3,945,093	(2,054,432)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	—	(100,231)	(511,380)	(704,866)
Class I	—	(21,533,735)	(13,529)	(19,318)
Distributions from net realized gain on investments
Class A	—	—	—	(91,486)
Class I	—	—	—	(2,187)

Change in net assets resulting from distributions to shareholders	—	(21,633,966)	(524,909)	(817,857)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	115,013	390,108	718,976	1,574,207
Class I	54,174,835	111,341,836	155,458	69,670
Distributions reinvested
Class A	—	70,793	474,723	746,484
Class I	—	10,809,455	1,591	3,257
Cost of shares redeemed
Class A	(265,658)	(754,086)	(6,275,919)	(7,765,695)
Class I	(168,480,798)	(96,894,994)	(627,698)	(202,703)

Change in net assets resulting from share transactions	(114,456,608)	24,963,112	(5,552,869)	(5,574,780)

Change in net assets	(107,503,104)	(10,684,373)	(2,132,685)	(8,447,069)
NET ASSETS:
Beginning of year	454,933,134	465,617,507	45,735,718	54,182,787

End of year	$347,430,030	$454,933,134	$43,603,033	$45,735,718

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,420,920)	$(14,365,036)	$58,750	$50,278

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	8,418	28,843	66,205	147,792
Class I	3,913,708	8,257,608	14,825	6,507
Distributions reinvested
Class A	—	5,219	44,416	71,453
Class I	—	793,039	149	309
Shares redeemed
Class A	(19,269)	(56,589)	(584,999)	(746,129)
Class I	(12,240,278)	(7,222,474)	(58,979)	(18,836)

Net change resulting from share transactions	(8,337,421)	1,805,646	(518,383)	(538,904)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

65    FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$7.08	$8.04	$ 7.90	$ 7.27	$ 6.72
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.08	0.08	0.09	0.12	0.09
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.79 (b)	(0.95)	0.17	0.63	0.57

Total Income (Loss) From Operations	0.87	(0.87)	0.26	0.75	0.66

Less Distributions From:
Net Investment Income	(0.09)	(0.09)	(0.12)	(0.12)	(0.11)

Total Distributions	(0.09)	(0.09)	(0.12)	(0.12)	(0.11)

Net Asset Value, End of Year	$7.86	$7.08	$8.04	$ 7.90	$ 7.27

Total Return(c)	12.52%	(10.82)%	3.29%	10.53%	10.17%
Net Assets, End of Year (000’s)	$4,913	$4,810	$5,909	$ 6,107	$ 6,301
Ratios to Average Net Assets
Gross Expense	1.79%	1.87%	1.84%	1.78%	1.78%
Net Expenses(d)	1.22%	1.31%	1.42%	1.49%	1.48%
Net Investment Income (Loss)	1.16%	1.15%	1.20%	1.64%	1.38%
Portfolio Turnover Rate	177%	71%	78%	49%	72%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$7.13	$ 8.09	$7.94	$ 7.30	$ 6.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.09	0.10	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.80 (b)	(0.95)	0.18	0.64	0.57

Total Income (Loss) From Operations	0.89	(0.86)	0.28	0.77	0.67

Less Distributions From:
Net Investment Income	(0.10)	(0.10)	(0.13)	(0.13)	(0.12)

Total Distributions	(0.10)	(0.10)	(0.13)	(0.13)	(0.12)

Net Asset Value, End of Year	$ 7.92	$ 7.13	$ 8.09	$ 7.94	$ 7.30

Total Return(c)	12.69%	(10.70)%	3.46%	10.73%	10.22%
Net Assets, End of Year (000’s)	$438,974	$411,357	$535,446	$526,874	$512,889
Ratios to Average Net Assets
Gross Expense	1.54%	1.62%	1.59%	1.53%	1.54%
Net Expenses(d)	1.09%	1.18%	1.29%	1.36%	1.35%
Net Investment Income (Loss)	1.28%	1.28%	1.32%	1.75%	1.47%
Portfolio Turnover Rate	177%	71%	78%	49%	72%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents a class action settlement received by the Fund related to best execution of foreign exchange transactions. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.01 and $0.01 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

    FINANCIAL HIGHLIGHTS (continued)    66

For a share outstanding throughout each period.

WILMINGTON GLOBAL ALPHA EQUITIES FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$ 9.82	$ 10.86	$ 10.74	$ 10.58	$10.11
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.01)	(0.05)	(0.06)	(0.04)	0.00	%(b)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.75	(0.75)	0.35	0.34	0.56

Total Income (Loss) From Operations	0.74	(0.80)	0.29	0.30	0.56

Less Distributions From:
Net Investment Income	(0.02)	(0.24)	—	(0.01)	(0.03)
Net Realized Gains	—	—	(0.17)	(0.13)	(0.06)

Total Distributions	(0.02)	(0.24)	(0.17)	(0.14)	(0.09)

Net Asset Value, End of Year	$10.54	$ 9.82	$ 10.86	$ 10.74	$ 10.58

Total Return(c)	7.59%	(7.48)%	2.73%	2.74%	5.56%
Net Assets, End of Year (000’s)	$ 180	$1,290	$ 2,723	$ 4,156	$2,397
Ratios to Average Net Assets
Gross Expense	3.06%	2.89%	3.04%	3.30%	3.98%
Net Expenses(d)(e)	2.48%	2.46%	2.68%	2.71%	2.84%
Net Investment Income (Loss)	(0.06)%	(0.44)%	(0.52)%	(0.33)%	0.00	%(f)
Portfolio Turnover Rate	367%	387%	434%	403%	367%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$ 9.86	$ 10.88	$10.74	$ 10.56	$10.08
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.03	(0.02)	(0.03)	0.00 (b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.75	(0.76)	0.34	0.32	0.56

Total Income (Loss) From Operations	0.78	(0.78)	0.31	0.32	0.59

Less Distributions From:
Net Investment Income	(0.03)	(0.24)	—	(0.01)	(0.05)
Net Realized Gains	—	—	(0.17)	(0.13)	(0.06)

Total Distributions	(0.03)	(0.24)	(0.17)	(0.14)	(0.11)

Net Asset Value, End of Year	$ 10.61	$ 9.86	$ 10.88	$ 10.74	$ 10.56

Total Return(c)	7.93%	(7.22)%	2.91%	3.01%	5.91%
Net Assets, End of Year (000’s)	$103,768	$158,200	$193,639	$207,530	$44,660
Ratios to Average Net Assets
Gross Expense	2.82%	2.64%	2.78%	2.95%	3.77%
Net Expenses(d)(e)	2.12%	2.21%	2.41%	2.43%	2.65%
Net Investment Income (Loss)	0.32%	(0.16)%	(0.27)%	(0.04)%	0.29%
Portfolio Turnover Rate	367%	387%	434%	403%	367%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I
April 30, 2017	2.06%	1.77%
April 30, 2016	2.15%	1.90%
April 30, 2015	2.19%	1.95%
April 30, 2014	2.23%	1.98%
April 30, 2013	2.24%	1.98%
(f)	Represents less than 0.005%.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

67    FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER REAL ASSET FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$13.63	$14.77	$14.81	$15.55	$14.28
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.21	0.13	0.10	0.18
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.01	(0.68)	0.04	(0.65)	1.28

Total Income (Loss) From Operations	0.24	(0.47)	0.17	(0.55)	1.46

Less Distributions From:
Net Investment Income	—	(0.67)	(0.21)	(0.19)	(0.19)

Total Distributions	—	(0.67)	(0.21)	(0.19)	(0.19)

Net Asset Value, End of Year	$13.87	$ 13.63	$ 14.77	$ 14.81	$ 15.55

Total Return(b)	1.76%	(3.09)%	1.14%	(3.46)%	10.33%
Net Assets, End of Year (000’s)	$1,643	$1,762	$2,242	$2,606	$6,337
Ratios to Average Net Assets
Gross Expense	1.45%	1.48%	1.49%	1.54%	1.55%
Net Expenses(c)(d)	1.20%	1.23%	1.23%	1.28%	1.27%
Net Investment Income (Loss)	1.68%	1.53%	0.89%	0.72%	1.13%
Portfolio Turnover Rate	593%	418%	242%	149%	131%
CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$13.73	$ 14.86	$ 14.88	$ 15.61	$ 14.33
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.27	0.24	0.17	0.13	0.20
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.01	(0.67)	0.03	(0.64)	1.30

Total Income (Loss) From Operations	0.28	(0.43)	0.20	(0.51)	1.50

Less Distributions From:
Net Investment Income	—	(0.70)	(0.22)	(0.22)	(0.22)

Total Distributions	—	(0.70)	(0.22)	(0.22)	(0.22)

Net Asset Value, End of Year	$14.01	$13.73	$ 14.86	$ 14.88	$ 15.61

Total Return(b)	2.11%	(2.89)%	1.40%	(3.20)%	10.58%
Net Assets, End of Year (000’s)	$345,787	$453,171	$463,375	$452,913	$440,999
Ratios to Average Net Assets
Gross Expense	1.20%	1.23%	1.24%	1.29%	1.31%
Net Expenses(c)(d)	0.95%	0.98%	0.98%	1.03%	1.02%
Net Investment Income (Loss)	1.97%	1.75%	1.13%	0.93%	1.39%
Portfolio Turnover Rate	593%	418%	242%	149%	131%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(d)

Expense ratio includes interest expense related to reverse repurchase agreements and securities sold short. Interest expense related to reverse repurchase agreements and securities sold short had no impact on the ratio of expenses to average net assets for the year ended April 30, 2017.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

    FINANCIAL HIGHLIGHTS (concluded)    68

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.40	$10.98	$10.47	$9.86	$9.26
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.12	0.10	0.10	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.85	(0.53)	0.53	0.62	0.61

Total Income (Loss) From Operations	0.97	(0.41)	0.63	0.72	0.74

Less Distributions From:
Net Investment Income	(0.13)	(0.15)	(0.12)	(0.11)	(0.14)
Net Realized Gains	—	(0.02)	—	—	—

Total Distributions	(0.13)	(0.17)	(0.12)	(0.11)	(0.14)

Net Asset Value, End of Year	$11.24	$10.40	$10.98	$10.47	$9.86

Total Return(b)	9.38%	(3.70)%	6.09%	7.34%	8.12%
Net Assets, End of Year (000’s)	$42,878	$44,607	$52,860	$57,317	$60,640
Ratios to Average Net Assets
Gross Expense(c)	1.59%	1.52%	1.46%	1.45%	1.45%
Net Expenses(c)(d)	0.74%	0.74%	0.80%	0.84%	0.84%
Net Investment Income (Loss)	1.16%	1.14%	0.90%	0.94%	1.36%
Portfolio Turnover Rate	9%	52%	23%	54%	32%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.41	$10.98	$10.47	$9.84	$9.25
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.15	0.12	0.13	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.85	(0.53)	0.54	0.63	0.61

Total Income (Loss) From Operations	1.00	(0.38)	0.66	0.76	0.76

Less Distributions From:
Net Investment Income	(0.16)	(0.17)	(0.15)	(0.13)	(0.17)
Net Realized Gains	—	(0.02)	—	—	—

Total Distributions	(0.16)	(0.19)	(0.15)	(0.13)	(0.17)

Net Asset Value, End of Year	$11.25	$10.41	$10.98	$10.47	$9.84

Total Return(b)	9.64%	(3.42)%	6.35%	7.76%	8.29%
Net Assets, End of Year (000’s)	$725	$1,129	$1,323	$971	$2,753
Ratios to Average Net Assets
Gross Expense(c)	1.34%	1.27%	1.21%	1.19%	1.20%
Net Expenses(c)(d)	0.49%	0.49%	0.55%	0.59%	0.59%
Net Investment Income (Loss)	1.44%	1.39%	1.16%	1.33%	1.59%
Portfolio Turnover Rate	9%	52%	23%	54%	32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

69    NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2017

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios,, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Multi-Manager International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.
Wilmington Global Alpha Equities Fund Formerly known as Wilmington Multi-Manager Alternatives Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.
Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.
Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a Fair Value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•price information on listed securities, including underlying Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded;

•Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty;

•for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    70

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the year. As of April 30, 2017, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. This does not include transfers between Level 1 and Level 2 due to the International Fund, Global Alpha Equities Fund and the Real Asset Fund utilizing international fair value pricing during the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received (1)	Cash Collateral Received(1)	Net Amount(2)

International Fund
Citigroup Global Markets, Inc.	$5,719,029	$5,719,029	$—	$—
Deutsche Bank Securities, Inc.	5,719,029	5,719,029	—	—
JP Morgan Securities LLC	1,504,240	1,504,240	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,719,029	5,719,029	—	—
Mizuho Securities USA, Inc.	5,719,029	5,719,029	—	—
RBC Dominion Securities, Inc.	5,719,029	5,719,029	—	—

	$30,099,385	$30,099,385	$—	$—

Real Asset Fund
Citigroup Global Markets, Inc.	$1,345,116	$1,345,116	$—	$—
HSBC Securities USA, Inc.	1,345,116	1,345,116	—	—

ANNUAL REPORT / April 30, 2017

71    NOTES TO FINANCIAL STATEMENTS (continued)

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,345,116	$1,345,116	$—	$—
Mizuho Securities USA, Inc.	1,345,116	1,345,116	—	—
RBC Dominion Securities, Inc.	1,345,116	1,345,116	—	—
Royal Bank of Scotland PLC	535,246	535,246	—	—

	$7,260,826	$7,260,826	$—	$—

Strategic Allocation Moderate Fund
Citigroup Global Markets, Inc.	$178,069	$178,069	$—	$—
Daiwa Capital Markets America	178,069	178,069	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	178,069	178,069	—	—
Mizuho Securities USA, Inc.	178,069	178,069	—	—
RBC Dominion Securities, Inc.	178,069	178,069	—	—
Royal Bank of Scotland PLC	70,715	70,715	—	—

	$961,060	$961,060	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Reverse Repurchase Agreements – Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the security, and agrees to repurchase the security at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

For the year ended April 30, 2017, the Real Asset Fund had interest expense on reverse repurchase agreements totaling $5,031 and activity as follows:

Average Daily Balance*		Days Outstanding	Daily Weighted Average Interest Rate*	Interest Rate Range
	$7,347,013	30	0.85%	0.85% - 0.85%

* Average based on the number of days the Fund had the reverse repurchase agreement outstanding. The interest rates shown are annualized.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

April 30, 2017 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    72

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2017, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statement of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statement of Operations.

As of April 30, 2017, the Global Alpha Equities Fund had no borrowings. Interest expense on securities sold short for the year ended April 30, 2017 totaled $33,816, and is included in the prime broker interest expense on the Statement of Operations.

ANNUAL REPORT / April 30, 2017

73    NOTES TO FINANCIAL STATEMENTS (continued)

The Global Alpha Equities Fund had the following borrowings for the year ended April 30, 2017:

	Currency		Average Daily Balance*	Days Outstanding	Daily Weighted Average Interest Rate*	Interest Rate Range
United States Dollar		USD	3,793,731	281	0.94%	0.78% - 1.16%
Australian Dollar		AUD	58,812	105	2.34%	2.25% - 2.50%
Canadian Dollar		CAD	140,954	54	1.25%	1.25% - 1.25%
Swiss Franc		CHF	22,304	12	0.75%	0.75% - 0.75%
Danish Krone		DKK	77,247	116	0.80%	0.80% - 0.80%
Euro		EUR	148,647	281	0.75%	0.75% - 0.75%
Pound Sterling		GBP	436,104	284	1.09%	1.00% - 1.27%
Hong Kong Dollar		HKD	14,516	18	1.29%	1.04% - 1.48%
Japanese Yen		JPY	139,256	83	0.75%	0.75% - 0.78%
Swedish Krona		SEK	435,398	19	0.75%	0.75% - 0.75%
Singapore Dollar		SGD	239,255	6	1.50%	1.50% - 1.50%
*	Average based on the number of days the Fund had borrowings outstanding. The interest rates shown are annualized.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2017, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
International Fund	$28,662,290	$28,662,290	$—
Real Asset Fund	7,097,595	7,097,595	—
Strategic Allocation Moderate Fund	936,219	936,219	—

(1)	Collateral with a value of $30,099,385, $7,260,826 and $961,060, respectively, has been received in connection with securities lending transactions.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward currency contracts, futures and swaps, may exceed amounts recognized on the statements of assets and liabilities.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as

April 30, 2017 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    74

an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Global Alpha Equities Fund had transactions in options written during the year ended April 30, 2017 as follows:

	Number of Contracts	Premiums Received
Outstanding options at April 30, 2016	322	$236,654
Option closed	(528)	(57,445)
Options written	2,923	1,689,935
Options expired	(2,396)	(1,569,125)
Options exercised	(321)	(300,019)

Options outstanding at April 30, 2017	—	$—

The Real Asset Fund had transactions in options written during the year ended April 30, 2017 as follows:

	Notional Amount*	Number of Contracts	Premiums Received
Options outstanding at April 30, 2016	$87,540,000	221	$554,951
Options closed	(63,965,000)	(237)	(605,328)
Options written	97,720,300	535	673,690
Options expired	(58,434,000)	(301)	(237,662)
Options exercised	(24,019,000)	(99)	(127,345)

Options outstanding at April 30, 2017	$38,842,300	119	$258,306

*Reflects notional amount of Written Options.

The Real Asset Fund used interest rate options and options on swaps to enhance returns, manage interest rate risk, inflation risk, credit risk and volatility exposures. The Real Asset Fund used foreign currency options as a short or long hedge against possible variations in foreign exchange rates or as a means to gain exposure to foreign currencies. The Global Alpha Equities Fund used equity index options in an option absolute return strategy to generate premium income in a risk-managed fashion. The Global Alpha Equities Fund also used options indices on individual equities to gain and manage exposure to certain securities and manage risk at the strategy level.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. The Global Alpha Equities Fund used foreign exchange futures contracts to gain exposure to the foreign currency markets both on a long and short strategy. The Global Alpha Equities Fund also used equity index futures contracts to manage equity market net and gross exposure. The Real Asset Fund used futures contracts to manage interest rate exposure, adjust duration and curve exposure and to gain exposure to foreign interest rates. The Real Asset Fund also used money market futures during the period in order to adjust the portfolio’s interest rate exposure on the front-end of the yield curve and to adjust the overall duration positioning of the portfolio.

ANNUAL REPORT / April 30, 2017

75    NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Centrally cleared swap agreements are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap agreement, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (“variation margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.

Interest rate swaps – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The Real Asset Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the portfolio entered into interest rate swap agreements. Additionally, the portfolio invested in interest rate swaps as a risk-neutral substitute for physical securities, to obtain exposure in markets where no physical securities were available, and to refine the risk exposure in the portfolio (i.e. duration, inflation, credit, maturity mix, etc.).

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

April 30, 2017 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    76

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. The Real Asset Fund uses credit default swaps on corporate and sovereign issues to take an active long position with respect to the likelihood of a particular issuer’s default. The Real Asset Fund also used credit default swaps on credit indices to adjust the portfolio’s overall credit exposure.

ANNUAL REPORT / April 30, 2017

77    NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2017.
Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Credit Contracts	Variation margin receivable for centrally cleared swap agreements.* Over the counter swap agreements, at value.**	Options written, at value.
Variation margin payable for centrally cleared swap agreements.* Over the counter swap agreements, at value.**

Interest rate contracts	Investments in securities, at value. Variation margin receivable for centrally cleared swap agreements.*	Options written, at value. Variation margin payable for centrally cleared swap agreements.*

	Variation margin receivable for financial futures contracts.*	Variation margin payable for financial futures contracts.*

	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**

Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts.**	Unrealized depreciation on forward foreign currency exchange contracts.** Options written, at value.

Equity contracts	Investments in securities, at value.	Options written, at value.

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2017.

**The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

	Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Currency Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$77,166	$77,166	$—	$—	$—
Forward Foreign Currency Contracts	54	—	54	—	—

Totals	$77,220	$77,166	$54	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$17,403	$17,403	$—	$—	$—
Forward Foreign Currency Contracts	354	—	354	—	—

Totals	$17,757	$17,403	$354	$—	$—

Real Asset Fund
Financial Futures Contracts	$84,625	$—	$—	$84,625	$—
Forward Foreign Currency Contracts	261,760	—	261,760	—	—
Purchased Options	298,171	—	—	298,171	—
Swap Agreements	821,442	—	—	740,551	80,891

Totals	$1,465,998	$—	$261,760	$1,123,347	$80,891

	Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Currency Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$1,732	$—	$1,732	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$993,720	$993,720	$—	$—	$—
Forward Foreign Currency Contracts	145,240	—	145,240	—	—

Totals	$1,138,960	$993,720	$145,240	$—	$—

Real Asset Fund
Financial Futures Contracts	$156,699	$—	$—	$156,699	$—
Forward Foreign Currency Contracts	752,011	—	752,011	—	—
Written Options	93,172	—	44,119	40,487	8,566
Swap Contracts	385,902	—	—	375,132	10,770

Totals	$1,387,784	$—	$796,130	$572,318	$19,336

April 30, 2017 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    78

The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2017 are as follows:

Derivative Type	Location on the Statement of Operations
Equity contracts	Net realized gain (loss) on futures contracts, options purchased and options written. Net change in unrealized appreciation (depreciation) on futures contracts, options purchased and options written.
Credit contracts	Net realized gain (loss) on swap agreements and options written.
Net change in unrealized appreciation (depreciation) on swap agreements and options written.
Interest rate contracts	Net realized gain (loss) on futures contracts, swap agreements, options purchased and options written.
Net change in unrealized appreciation (depreciation) on futures contracts, swap agreements, options purchased and options written.
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions, futures contracts and options written.
Net change in unrealized appreciation (depreciation) on foreign currency transactions, futures contracts and options written.

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$625,498	$625,498	$—	$—	$—
Forward Foreign Currency Contracts	(732,793)	—	(732,793)	—	—

Totals	$(107,295)	$625,498	$(732,793)	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$228,414	$(1,009,242)	$1,237,656	$—	$—
Forward Foreign Currency Contracts	399,580	—	399,580	—	—
Purchased Options	(642,816)	(642,816)	—	—	—
Written Options	825,083	825,083	—	—	—

Totals	$810,261	$(826,975)	$1,637,236	$—	$—

Real Asset Fund
Financial Futures Contracts	$277,119	$—	$—	$277,119	$—
Forward Foreign Currency Contracts	52,643	—	52,643	—	—
Purchased Options	(212,657)	—	(8,080)	(204,577)	—
Written Options	293,281	—	110,273	147,108	35,900
Swap Agreements	(1,530,211)	—	—	(1,353,033)	(177,178)

Totals	$(1,119,825)	$—	$154,836	$(1,133,383)	$(141,278)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$77,166	$77,166	$—	$—	$—
Forward Foreign Currency Contracts	(39,890)	—	(39,890)	—	—

Totals	$37,276	$77,166	$(39,890)	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$63,312	$(976,316)	$1,039,628	$—	$—
Forward Foreign Currency Contracts	(144,877)	—	(144,877)	—	—
Purchased Options	19,894	19,894	—	—	—
Written Options	(111,473)	(111,473)	—	—	—

Totals	$(173,144)	$(1,067,895)	$894,751	$—	$—

Real Asset Fund
Financial Futures Contracts	$(193,422)	$—	$—	$(193,422)	$—
Forward Foreign Currency Contracts	823,536	—	823,536	—	—
Purchased Options	216,048	—	—	216,048	—
Written Options	(5,458)	—	(32,469)	32,461	(5,450)
Swap Agreements	1,456,688	—	—	1,377,899	78,789

Totals	$2,297,392	$—	$791,067	$1,432,986	$73,339

ANNUAL REPORT / April 30, 2017

79    NOTES TO FINANCIAL STATEMENTS (continued)

The average volume of derivative activities for the year ended April 30, 2017 are as follows.
	Asset Derivative Volume
Fund	Purchased Options[1]	Futures[2]	Forward Currency Contracts [2]
International Fund	$—	$2,635,356	$681,334
Global Alpha Equities Fund	102,128	199,537	42,503
Real Asset Fund	625,386	19,375,429	22,582,637

	Liability Derivative Volume
Fund	Written Options[3]	Futures[2]	Forward Currency Contracts [2]
International Fund	$—	$—	$750,363
Global Alpha Equities Fund	122,071	37,266,939	1,361,974
Real Asset Fund	481,856	34,493,844	50,215,403

Fund	Interest Rate Swaps[4]	Swap Volume Credit Default Swaps (purchase protection)[4]	Credit Default Swaps (sell protection) [4]
Real Asset Fund	$275,940,000	$1,754,800	$7,110,000

[1]	Cost.
[2]	Contract Value.
[3]	Premiums Received.
[4]	Notional Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At April 30, 2017, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Financial futures contracts	$—	$—
Forward foreign currency contracts	54	1,732

Total derivative assets and liabilities in the Statements of Assets and Liabilities	54	1,732
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$54	$1,732

Global Alpha Equities Fund
Derivative Financial Instruments:
Financial futures contracts	$—	$—
Forward foreign currency contracts	354	145,240
Options	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	354	145,240
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$354	$145,240

April 30, 2017 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)     80

Fund	Assets	Liabilities
Real Asset Fund
Derivative Financial Instruments:
Financial futures contracts	$11,903	$18,687
Forward foreign currency contracts	261,760	752,011
Options	298,171	93,172
Swaps	130,129	246,647

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	701,963	1,110,517

Derivatives not subject to a MA or similar agreement	89,032	198,205

Total assets and liabilities subject to a MA	$612,931	$912,312

At April 30, 2017, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
International Fund

Bank of New York	$54	$(54)	$—	$—	$—

Total Derivative Assets	$54	$(54)	$—	$—	$—

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of New York	$(1,732)	$54	$—	$—	$(1,678)

Total Derivative Liabilities	$(1,732)	$54	$—	$—	$(1,678)

	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Global Alpha Equities Fund

BNP Paribas SA	$250	$—	$—	$—	$250
Credit Suisse International	49	(49)	—	—	—
State Street Corp.	55	—	—	—	55

Total Derivative Assets	$354	$(49)	$—	$—	$305

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Bank of New York	$(36)	$—	$—	$—	$(36)
Barclays Bank International	(9)	—	—	—	(9)
Credit Suisse International	(73)	49	—	—	(24)
HSBC Bank USA, N.A.	(2)	—	—	—	(2)
National Australia Bank Ltd.	(145,112)	—	—	—	(145,112)
UBS Securities LLC	(8)	—	—	—	(8)

Total Derivative Liabilities	$(145,240)	$49	$—	$—	$(145,191)

ANNUAL REPORT / April 30, 2017

81    NOTES TO FINANCIAL STATEMENTS (continued)

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Real Asset Fund

Bank of America Securities	$51,033	$(51,033)	$—	$—	$—
Barclays Bank International	3,215	(3,215)	—	—	—
Citigroup Global Markets	31,823	(31,823)	—	—	—
Credit Suisse International	45,579	(26,930)	—	—	18,649
Deutsche Bank AG	180,940	(180,940)	—	—	—
Goldman Sachs Bank USA	38,542	(38,542)	—	—	—
HSBC Bank USA, N.A.	61,229	(14,314)	—	—	46,915
JP Morgan Chase Bank, N.A.	50,097	(50,097)	—	—	—
Morgan Stanley Capital Services LLC	139,000	(83,002)	—	—	55,998
Royal Bank of Scotland	308	(308)	—	—	—
Societe Generale Securities	11,165	—	—	—	11,165

Total Derivative Assets	$612,931	$(480,204)	$—	$—	$132,727

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Bank of America Securities	$(69,260)	$51,033	$—	$—	$(18,227)
Bank of New York	(69)	—	—	—	(69)
Barclays Bank International	(3,585)	3,215	—	—	(370)
Citigroup Global Markets	(45,643)	31,823	—	—	(13,820)
Credit Suisse International	(26,930)	26,930	—	—	—
Deutsche Bank AG	(331,365)	180,940	—	—	(150,425)
Goldman Sachs Bank USA	(172,418)	38,542	—	—	(133,876)
HSBC Bank USA, N.A.	(14,314)	14,314	—	—	—
JP Morgan Chase Bank, N.A.	(142,951)	50,097	92,854	—	—
Morgan Stanley Capital Services LLC	(83,002)	83,002	—	—	—
Royal Bank of Scotland	(22,775)	308	—	—	(22,467)

Total Derivative Liabilities	$(912,312)	$480,204	$92,854	$—	$(339,254)

(1)	Excess of collateral received is not shown for financial reporting purposes.

(2)	Net amount represents the net amount receivable in the event of default.

(3)	Excess of collateral pledged is not shown for financial reporting purposes.

(4)	Net amount represents the net amount payable due in the event of default.

April 30, 2017 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    82

4.	FEDERAL TAX INFORMATION

As of April 30, 2017, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2016, 2015 and 2014, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, discount accretion/premium amortization on debt securities, capital gain or loss as a result of paydown activity, mark to market of passive foreign investment companies and losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Fund.

For the year ended April 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
International Fund	$(236,479,815)	$1,433,881	$235,045,934
Global Alpha Equities Fund	—	193,709	(193,709)
Real Asset Fund	—	4,411,837	(4,411,837)
Strategic Allocation Moderate Fund	(2,803,870)	18,593	2,785,277

The permanent differences identified and reclassified were primarily attributable to the tax treatment of foreign currency gains/losses, adjustments related to passive foreign investment companies and the expiration of capital loss carryforwards.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2017		2016
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$5,732,724	$—	$6,267,957	$—
Global Alpha Equities Fund	302,700	—	3,864,010	—
Real Asset Fund	—	—	21,633,966	—
Strategic Allocation Moderate Fund	524,909	—	724,184	93,673

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
International Fund	$1,894,698	$—	$—	$47,280,003	$(29,963,391)	$—
Global Alpha Equities Fund	191,036	—	1	4,861,647	(8,743,174)	—
Real Asset Fund	704,103	—	(388,505)	5,946,135	(114,950,777)	—
Strategic Allocation
Moderate Fund	58,748	—	1	4,379,552	(846,766)	—

At April 30, 2017, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Capital Loss Available Through 2018	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
International Fund	$28,105,841	$—	$1,857,550	$29,963,391
Global Alpha Equities Fund	—	8,038,426	704,748	8,743,174
Real Asset Fund	93,032,464	8,290,002	13,628,311	114,950,777
Strategic Allocation Moderate Fund	846,766	—	—	846,766

ANNUAL REPORT / April 30, 2017

83    NOTES TO FINANCIAL STATEMENTS (continued)

The following Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2017:

Fund	Capital Loss Carryforwards Utilized
Global Alpha Equities Fund	$789,131
Real Asset Fund	13,807,716
Strategic Allocation Moderate Fund	100,774

The following Funds had capital loss carryforwards expire during the year ended April 30, 2017:

Fund	Capital Loss Carryforwards Expired
International Fund	$236,603,604
Strategic Allocation Moderate Fund	2,803,870

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
International Fund	0.45%
Global Alpha Equities Fund	0.95%
Real Asset Fund	0.45%
Strategic Allocation Moderate Fund	0.40%

The International Fund, Global Alpha Equities Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among a number of sub-advisors. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below. Certain sub-advisors had entered into an agreement with WFMC to waive their fees to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of WFMC or its affiliates, results in a fee that is less than the fee calculation under the sub-advisory agreement. As of April 30, 2017, the agreements with these sub-advisors and WFMC are no longer applicable.

Fund	Gross Fees	Fees Waived	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$1,826,637	$(1,290,897)	0.45%
Sub-advisors:
Allianz Global Investors U.S. LLC (effective 12/22/16)	97,833	—	0.38%
AXA Investment Managers, Inc. (effective 12/27/16)	104,733	—	0.43% on the first $150 million; and
			0.41% on assets in excess of $150 million
Berenberg Asset Management LLC (effective 12/22/16)	66,379	—	0.27%
Dimensional Fund Advisors LP (terminated 10/31/16)	45,062	(1,066)	0.45% on the first $50 million in assets; and
			0.30% on assets in excess of $50 million
J O Hambro Capital Management Limited (terminated 12/9/16)	511,436	—	0.70%
LSV Asset Management (terminated 12/9/16)	173,257	—	0.49%
Nikko Asset Management Americas, Inc. (effective 12/26/16)	85,551	—	0.32%
Northern Cross LLC (terminated 12/9/16)	290,398	—	0.55% on the first $1 billion in assets; and
			0.50% on assets in excess of $1 billion
Oberweis Asset Management, Inc. (terminated 12/9/16)	187,891	—	1.00% on the first $50 million;
			0.90% on the next $50 million; and
			0.80% on assets in excess of $100 million
Parametric Portfolio Associates LLC	34,260	—	0.275% on the first $50 million in assets; and
(Developed Country Index Replication Strategy)			0.20% on assets in excess of $50 million
(terminated 12/9/16)

Parametric Portfolio Associates LLC	164,600	—	0.60% on the first $100 million in assets; and
(Emerging Markets Strategy) (terminated 12/9/16)			0.55% on assets in excess of $100 million

April 30, 2017 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    84

Fund	Gross Fees	Fees Waived	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
Schroder Investment Management North America, Inc. (effective 12/27/16)	183,095	—	0.50%

Total(a)	3,771,132	(1,291,963)

Global Alpha Equities Fund
WFMC	1,192,725	(570,029)	0.95%
Sub-advisors:
Acuity Capital Management, LLC*	56,331	—	1.00%
Analytic Investors, LLC (terminated 1/12/17)	115,013	—	0.75% of the first $20 million of assets; and 0.70% of the next $80 million of assets; and 0.625% of assets in excess of $100 million
Highland Capital Healthcare Advisors, LP (terminated 1/12/17)	105,106	—	1.00%
Highland Capital Management Fund Advisors, LP (terminated 1/12/17)	151,002	—	0.90%
Parametric Risk Advisers (terminated 12/30/16)	82,426	—	0.90% of the first $20 million of assets; and 0.75% of the next $20 million of assets; and 0.60% of the next $20 million of assets; and 0.525% of the next $40 million of assets; and 0.45% of assets in excess of $100 million.
P\E Global LLC (terminated 1/19/17)	99,175	—	1.00%
Shelton Capital Management* (terminated 1/12/17)	156,232	—	1.00%
Wellington Menagement Company LP (effective 1/26/17)	146,817	—	0.55%

Total(b)	2,104,827	(570,029)

Real Asset Fund
WFMC	1,954,110	—	0.45% on all Assets except assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Sub-advisors:
CBRE Clarion Securities LLC (terminated 4/26/17)	367,783	—	0.65% on the first $50 million in assets;
			0.55% of the next $50 million in assets; and
			0.45% of assets in excess of $100 million

Pacific Investment Management Company, LLC**	444,988	—	0.25%
Parametric Portfolio Associates LLC	269,360	(251)	0.25% on the first $20 million in assets; 0.20% of the next $20 million in assets; and 0.15% of assets in excess of $40 million

Total(c)	3,036,241	(251)

Strategic Allocation Moderate Fund	176,462	(265,124)	0.40%

*Shelton Capital Management acquired Acuity Capital Management, LLC on June 30, 2016.
**Pacific Investment Management Company LLC fees changed effective June 1, 2016. Prior to June 1, Pacific Investment Management Company LLC fees were 0.2875% per annum.
(a) The total gross advisory and sub-advisory fees during the period were 0.93% for the International Fund
(b) The total gross advisory and sub-advisory fees during the period were 1.68% for the Global Alpha Equities Fund
(c) The total gross advisory and sub-advisory fees during the period were 0.70% for the Real Asset Fund

WFMC and the Funds’ shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

	Current Contractual		Current
	Expense Limitations		Termination
Fund	Class A	Class I	Date
International Fund*	1.04%	0.91%	1/31/18
Global Alpha Equities Fund**	1.50%	1.25%	2/1/18
Real Asset Fund	1.23%	0.98%	8/31/17

ANNUAL REPORT / April 30, 2017

85    NOTES TO FINANCIAL STATEMENTS (continued)

Current Contractual
	Expense		Current
	Limitations		Termination
Fund	Class A	Class I	Date
Strategic Allocation Moderate Fund	0.74%	0.49%	8/31/18

*Prior to January 5, 2017, the International Fund’s contractual expense limitation was 1.31% and 1.18% for Class A and Class I, respectively.

**Prior to January 31, 2017, the Global Alpha Equities Fund’s contractual expense limitation was 2.15% and 1.90% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2017, neither WFMC nor BNYM waived any administrative personnel and services fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2017, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
International Fund	$4,390
Global Alpha Equities Fund	40
Real Asset Fund	1,902
Strategic Allocation Moderate Fund	97,063

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2017, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
International Fund	$423
Global Alpha Equities Fund	33
Real Asset Fund	883
Strategic Allocation Moderate Fund	24,308

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    86

For the year ended April 30, 2017, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$456,491

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2017 are as follows:

Fund/Affiliated Fund Name	Balance of Shares Held 4/30/16	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/17	Value at 4/30/17	Dividend Income(a)	Realized Gain/(Loss) (b)
Strategic Allocation Moderate Fund:
Wilmington Multi-Manager
International Fund	781,155	67,039	64,740	783,454	$6,204,954	$78,569	$(51,398)
Wilmington Large-Cap Strategy Fund	332,487	4,632	119,088	218,031	4,284,311	83,201	5,703

TOTAL		71,671	183,828		$10,489,265	$161,770	$(45,695)

(a) Dividend Income may include distributions from net investment income and return of capital paid by the affiliated fund to the Fund.

(b) Realized Gain/(Loss) includes realized capital gain distributions paid by the affiliated fund and gain/(loss) on sales of the affiliated fund.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities for the year ended April 30, 2017 were as follows:

	Investments
Fund	Purchases	Sales
International Fund	$682,116,122	$679,718,077
Global Alpha Equities Fund	412,768,404	407,466,447
Real Asset Fund	687,655,010	710,111,633
Strategic Allocation Moderate Fund	3,347,597	8,780,583

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2017 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Real Asset Fund	$2,130,036,592	$2,231,883,004
Strategic Allocation Moderate Fund	533,052	—

7.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2018.

The Funds did not utilize the LOC for the year ended April 30, 2017.

ANNUAL REPORT / April 30, 2017

87    NOTES TO FINANCIAL STATEMENTS (continued)

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

10.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2017, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.00%
Global Alpha Equities Fund	100.00%
Real Asset Fund	0.00%
Strategic Allocation Moderate Fund	31.13%

For the fiscal year ended April 30, 2017, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	92.61%
Global Alpha Equities Fund	100.00%
Real Asset Fund	0.00%
Strategic Allocation Moderate Fund	58.44%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2017 / ANNUAL REPORT

88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Multi-Manager International Fund, Wilmington Global Alpha Equities Fund, Wilmington Multi-Manager Real Asset Fund and Wilmington Strategic Allocation Moderate Fund (four of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Multi-Manager International Fund, Wilmington Global Alpha Equities Fund, Wilmington Multi-Manager Real Asset Fund and Wilmington Strategic Allocation Moderate Fund (four of the series constituting the Wilmington Funds) at April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2017

ANNUAL REPORT / April 30, 2017

89    BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015	Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.
Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD) (2015 to present); Senior Vice President of M&T Bank.

Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2015); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    90

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2017

91    BOARD OF TRUSTEES AND TRUST OFFICERS

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017

Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President, Wilmington Funds Management Corporation Group; Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors,Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    92

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007	Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).
Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2017 (unaudited)

93

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2017 / ANNUAL REPORT

    94

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2017

95

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2017 / ANNUAL REPORT

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WILMINGTON FUNDS

Additional Sub-Advisors to the
Wilmington Multi-Manager International Fund
Allianz Global Investors U.S. LLC
1633 Broadway
New York, New York 10019

AXA Investment Managers, Inc.
100 West Putnam Avenue
Greenwich, Connecticut 06830

Berenberg Asset Management LLC
330 N. Wabash Avenue, 39th floor
Chicago, Illinois 60611

Nikko Asset Management Americas, Inc.
535 Madison Avenue, Suite 2500
New York, New York 10022

Schroder Investment Management North America, Inc.
875 Third Avenue
New York, New York 10022

Additional Sub-Advisors to the
Wilmington Global Alpha Equities Fund
Wellington Management Company
280 Congress Street
Boston, Massachusetts 02210

Additional Sub-Advisors to the
Wilmington Multi-Manager Real Asset Fund
Pacific Investment Management Company, LLC
("PIMCO")
840 Newport Center Drive
Newport Beach, CA 92660

Parametric Portfolio Associates, LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

WT-AR-MMgr-0417

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON
FUNDS

April 30, 2017

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Fund

Wilmington Large-Cap Strategy Fund

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

    i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2016 through April 30, 2017. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc., the Trust’s investment advisor and subadvisor, respectively, have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

Economic blips and trends

During the just completed fiscal year, investors in the Wilmington Funds were treated to a combination of significant blips and major trends. At the very outset of the fiscal year, the British, in a move that caught almost everyone off guard, voted to leave the European Union. The so-called “Brexit” vote created a major downdraft in the equity markets but this turned out to be a blip as prices quickly recovered setting the stage for further gains to come.

On the trending side of the ledger, the economy cruised in the second half of 2016, delivering annualized growth of 3.5% in the third quarter and 2.1% in the fourth quarter. But in the first quarter of 2017, growth slowed to an annualized 0.7%, the weakest in three years.i Credit consumers for both the good and the bad.

Consumer spending, which accounts for more than two-thirds of U.S. economic activity, has pretty much carried the economy throughout the recovery from the Great Recession. After 22 consecutive quarters contributing at least 1% annualized growth in gross domestic product (GDP), consumption accounted for just 0.2% of growth in the first quarter of 2017.i At the same time, however, business investment in fixed goods contributed 1.1% of annualized growth in the first quarter, the strongest showing in 11 quarters.i

ihttps://www.bea.gov/national/index.htm#gdp

Despite weak growth in personal income so far this year, we see reasons to believe consumers will keep spending:

•	Sentiment has remained unusually high. The University of Michigan Consumer Sentiment Index hasn’t showed such strength over a four-month period since just after George W. Bush became president.ii

•	Bad weather and delayed tax refunds accounted for much of the first-quarter weakness.

•	Unemployment has fallen to 4.4%, a 10-year low, on the strength of consistent job growth. Over the last three years, nonfarm payrolls have grown by an average of 215,000 jobs per month.iii

While consumers have pulled their weight economically, businesses have been less consistent; given the historical quarter-to-quarter lumpiness of nonresidential investment, it’s too early to call strong first-quarter business spending a trend. Still, after nearly eight years in recovery, the economy has demonstrated an ability to keep its footing even if corporate America doesn’t pitch in. The Bloomberg consensus calls for GDP growth of 2.2%, but we are looking for stronger growth at 3.0%.

iihttp://www.sca.isr.umich.edu/files/chicsh.pdf

iiihttps://www.bls.gov/news.release/empsit.nr0.htm

Uncertainty burns bond market

The 10-year Treasury note yields 2.25%, a number that looks different depending on your perspective.

•

The yield has risen a full percentage point from July’s record low of 1.37%.iv Last summer boasted a great backdrop for bonds. Investor uncertainty about the direction of the stock market drove many to fixed income, and the lack of interest rate hikes had bond investors riding high. Since then, stocks have rallied and the Federal Reserve (the “Fed”) has boosted the federal funds rate twice.

•

The 10-year note’s current yield is less than half the average of 6.3% since 1962.iv With short-term interest rates held artificially low for more than eight years, the financial markets have no precedent for how bonds will respond when interest rates finally do revert to historical norms.

Uncertainty about both the pace of interest-rate hikes and the bond market’s reaction to them has contributed to lackluster returns over the last year.

ivhttps://www.federalreserve.gov/datadownload/

The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 0.83% in the 12 months ended April 30. Few of the broad index’s component sectors impressed, though the 2.74% return of the Bloomberg Barclays U.S. Credit Bond Index2 outperformed the -0.65% return of the Bloomberg Barclays U.S. Treasury Bond Index3. The bright-spot was high yield, with the Bloomberg

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

ii

Barclays U.S. Corporate High Yield Bond Index4 returning 13.30% for the year—which makes sense, since this is the bond group most highly correlated with stocks, which delivered excellent returns.

Neither foreign bonds nor municipals provided much relief. The Bloomberg Barclays Global Aggregate ex-USD Index5 fell -4.51% and the Bloomberg Barclays Municipal Bond Index6 returned an unexciting 0.14% over the last year.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain Bloomberg Barclays indices performed as follows7:

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Mortgage-Backed Securities Index[8]	Bloomberg Barclays U.S. Credit Bond Index	Bloomberg Barclays Municipal Bond Index
0.83%	-0.65%	0.66%	2.74%	0.14%

Assumes holding periods from May 1, 2016 through April 30, 2017

Stocks a study in contradictions relative to bonds

The S&P 500 Index9 of large-cap stocks returned 17.92%, while the S&P MidCap 40010 and S&P SmallCap 60011 indices did even better, returning 20.46% and 24.26%, respectively. Even international stocks pulled out of their multiyear funk, with the MSCI EAFE (Net) Index12, returning 11.29% and the MSCI Emerging Markets (Net) Index13 19.13%— performance greater than they managed in the previous five years combined. These gains were propelled by three major factors including: the acceleration of economic growth during the second half of 2016, the rebound from the earnings recession that had gripped corporate performance since 2015, and the election, which ushered in hopes for more active pro-growth policies from Washington.

Investors have been slow to pick up on these gains which have made this one of the most disliked bull markets in recent equity market history. However, the surge in prices is well founded in both economic fundamentals which have seen job growth continue at a strong pace while corporate profits improve, expanding at a 14% pace in the first quarter of 2017.

The Trump administration hasn’t made the progress on tax cuts and infrastructure spending many expected, and most market sectors have come down substantially from their post-election highs. Economically sensitive sectors such as industrials and technology have returned at least 14% over the last six months.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-USD (Net) Index[16]
17.92%	20.90%	28.18%	12.59%

Dealing with blips and trends is a key part to managing our investor’s money and we will continue to do so making sure that we properly identify the trend signal and avoid the blip noises.

Sincerely,

Christopher D. Randall
President, Wilmington Funds
May 25, 2017

April 30, 2017 (unaudited) / PRESIDENT’S MESSAGE

    iii

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1.	Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.
2.	Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
3.	Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
4.	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.
5.	Bloomberg Barclays Global Aggregate ex-USD Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.
6.	Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
8.	Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
9.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
10.	The S&P MidCap 400 Index measures the performance of approximately 400 stocks listed on U.S. exchanges. Most of the stocks in the index are mid-capitalization U.S. issues. The index accounts for roughly 7% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.
11.	The S&P SmallCap 600 Index measures the performance of approximately 600 stocks listed on U.S. exchanges. Most of the stocks in the index are small-capitalization U.S. issues. The index accounts for roughly 3% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.
12.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
13.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
14.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
16.

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. The index is unmanaged and it is not possible to invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

[This Page Intentionally Left Blank]

1

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, the Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 18.32%* for Class I Shares, versus its benchmark, the Russell 1000® Index**, which had a total return of 18.03%.

At the July 2015 meeting, the Investment Strategy Team (“IST”) recommended a shift toward weighting sectors rather than the market cap and growth/value tilts prior to this meeting. The Fund was rebalanced to track a custom index incorporating the sector overweight/ underweight recommendations. The sector positioning of the Fund added 54 basis points of outperformance versus the Russell 1000® gross of fees. Over the last year, the Fund has generally had a pro-cyclical view of the market with over-weighted positions in the Technology, Financials, Industrials, Energy and Health care sectors and underweights to the more defensive Utilities and Consumer Staples sectors. The over-weighted position in Energy and Financials detracted from performance while over-weighted position to Technology, Industrials and Health care added to performance. The underweighted positions in Utilities and Consumer Staples also added to performance.

The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and it is not possible to invest directly in an index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“bps”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield

April 30, 2017 (unaudited) / ANNUAL REPORT

    2

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $1,000,0001 in the Class I Shares of the Wilmington Large-Cap Strategy Fund from April 30, 2007 to April 30, 2017, compared to the Russell 1000® Index.2

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/17
	1 Year	5 Years	10 Years
Class I^	18.32%	13.41%	6.46%
Russell 1000® Index	18.03%	13.63%	7.25%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.89% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $1,000,000 in Class I and assumes the reinvestment of all dividends and distributions.
2	The performance for the Russell 1000® Index assumes the reinvestment of all dividends and distributions. The index is unmanaged and investments cannot be made directly in an index.

ANNUAL REPORT / April 30, 2017 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON LARGE-CAP STRATEGY FUND

Actual

Class I	$1,000.00	$1,136.40	$1.32	0.25%

Hypothetical (assuming a 5% return before expense)

Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2017 (unaudited) / ANNUAL REPORT

    4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2017, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Information Technology	22.6%
Financials	16.2%
Health Care	13.4%
Consumer Discretionary	12.7%
Industrials	11.1%
Energy	6.8%
Consumer Staples	6.7%
Real Estate	3.2%
Materials	3.1%
Telecommunication Services	2.4%
Utilities	1.4%
Investment Companies	0.3%
Warrants	0.0%[3]
Rights	0.0%[3]
Cash Equivalents[1]	1.8%
Other Assets and Liabilities – Net[2]	(1.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Number of Shares	Value

COMMON STOCKS – 99.6%

CONSUMER DISCRETIONARY – 12.7%

AUTO COMPONENTS – 0.3%

Adient PLC	2,113	$155,432

BorgWarner, Inc.	4,380	185,186

Delphi Automotive PLC	4,550	365,820

Gentex Corp.	4,680	96,642

Goodyear Tire & Rubber Co. (The)	7,350	266,290

Lear Corp.	2,500	356,650

Visteon Corp.*	1,500	154,425

		$1,580,445

AUTOMOBILES – 0.6%

Ford Motor Co.	78,000	894,660

General Motors Co.	36,700	1,271,288

Harley-Davidson, Inc.	3,970	225,536

Description	Number of Shares	Value

Tesla, Inc.#,*	2,918	$916,456

Thor Industries, Inc.	1,380	132,728

		$3,440,668

DISTRIBUTORS – 0.1%

Genuine Parts Co.	4,620	425,132

LKQ Corp.*	3,880	121,211

		$546,343

DIVERSIFIED CONSUMER SERVICES – 0.1%

Graham Holdings Co., Class B	140	84,238

H&R Block, Inc.	6,660	165,101

Service Corp. International	4,170	134,357

ServiceMaster Global Holdings, Inc.*	2,280	86,868

		$470,564

HOTELS, RESTAURANTS & LEISURE – 2.0%

Aramark	5,800	211,816

ANNUAL REPORT / April 30, 2017

5    PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Brinker International, Inc.#	520	$22,979

Carnival Corp.	2,220	137,129

Chipotle Mexican Grill, Inc.#,*	650	308,405

Choice Hotels International, Inc.	1,610	100,947

Darden Restaurants, Inc.	1,440	122,674

Domino’s Pizza, Inc.	1,800	326,502

Dunkin’ Brands Group, Inc.	3,900	217,854

Hilton Grand Vacations, Inc.*	736	24,634

Hilton Worldwide Holdings, Inc.	1,453	85,683

Hyatt Hotels Corp., Class A#,*	2,800	155,400

International Game Technology	1,273	28,261

Las Vegas Sands Corp.	9,520	561,585

Marriott International, Inc., Class A	7,036	664,339

McDonald’s Corp.	20,849	2,917,401

MGM Resorts International	12,310	378,040

Norwegian Cruise Line Holdings*	3,360	181,205

Panera Bread Co., Class A*	845	264,215

Restaurant Brands International LP	47	2,661

Royal Caribbean Cruises Ltd.	4,180	445,588

Six Flags Entertainment Corp.	3,100	194,091

Starbucks Corp.	33,090	1,987,385

Wendy’s Co. (The)	200	2,948

Wyndham Worldwide Corp.	3,360	320,242

Wynn Resorts Ltd.#	2,200	270,622

Yum China Holdings, Inc.*	10,150	346,318

Yum! Brands, Inc.	10,150	667,363

		$10,946,287

HOUSEHOLD DURABLES – 0.5%

CalAtlantic Group, Inc.#	2,100	76,062

DR Horton, Inc.	5,070	166,752

Garmin Ltd.#	1,690	85,920

Leggett & Platt, Inc.	3,670	192,822

Lennar Corp., Class A	3,810	192,405

Mohawk Industries, Inc.*	1,900	446,101

Newell Brands, Inc.	10,569	504,564

NVR, Inc.*	130	274,463

PulteGroup, Inc.	10,090	228,740

Tempur Sealy International, Inc.#,*	200	9,390

Toll Brothers, Inc.	6,650	239,334

TopBuild Corp.*	536	27,438

Tupperware Brands Corp.	1,000	71,810

Whirlpool Corp.	850	157,828

		$2,673,629

INTERNET & CATALOG RETAIL – 2.4%

Amazon.com, Inc.*	9,360	8,657,906

Expedia, Inc.	2,852	381,369

Groupon, Inc.#,*	12,350	48,412

Description	Number of Shares	Value

Liberty Expedia Holdings, Inc., Class A*	1,640	$79,228

Liberty Interactive Corp., QVC Group, Class A*	7,350	155,673

Liberty Ventures, Class A*	2,461	132,525

Netflix, Inc.*	10,000	1,522,000

Priceline Group, Inc. (The)*	1,230	2,271,589

		$13,248,702

LEISURE EQUIPMENT & PRODUCTS – 0.2%

Brunswick Corp.	2,490	141,307

Hasbro, Inc.	3,490	345,894

Mattel, Inc.	10,050	225,321

Polaris Industries, Inc.#	1,900	161,994

Vista Outdoor, Inc.*	340	6,650

		$881,166

MEDIA – 3.3%

AMC Networks, Inc., Class A*	1,685	100,561

Cable One, Inc.	140	95,460

CBS Corp., Non-Voting	10,930	727,501

Charter Communications, Inc.*	4,702	1,622,942

Cinemark Holdings, Inc.	500	21,600

Clear Channel Outdoor Holdings, Inc., Class A	17,700	91,155

Comcast Corp., Class A	117,800	4,616,582

Discovery Communications, Inc., Class A#,*	9,680	276,510

DISH Network Corp., Class A*	4,880	314,467

Gannett Co., Inc.	1,645	13,752

Interpublic Group of Cos., Inc. (The)	10,120	238,528

John Wiley & Sons, Inc., Class A	2,100	110,670

Liberty Braves Group, Class A*	84	2,086

Liberty Broadband Corp., Class A*	2,606	235,921

Liberty Media Corp., Class A*	210	7,121

Liberty SiriusXM Group, Class A*	6,929	263,325

Lions Gate Entertainment Corp., Class A#	4,670	116,902

Live Nation Entertainment, Inc.*	4,370	140,539

Madison Square Garden Co., Class A (The)*	729	147,090

News Corp., Class A	16,457	209,417

Omnicom Group, Inc.	5,490	450,839

Regal Entertainment Group, Class A#	770	16,994

Scripps Networks Interactive, Inc., Class A	1,380	103,114

Sirius XM Holdings, Inc.#	63,640	315,018

TEGNA, Inc.	4,940	125,871

Time Warner, Inc.	20,016	1,986,988

Tribune Media Co., Class A	2,550	93,228

Twenty-First Century Fox, Inc., Class A	37,410	1,137,619

Viacom, Inc.	5,300	225,568

Walt Disney Co. (The)	39,646	4,583,078

		$18,390,446

April 30, 2017 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    6

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MULTILINE RETAIL – 0.4%
Burlington Stores, Inc.*	900	$89,028
Dillard’s, Inc., Class A#	600	33,222
Dollar General Corp.	6,800	494,428
Dollar Tree, Inc.*	6,962	576,245
JC Penney Co., Inc.#,*	3,930	21,143
Kohl’s Corp.#	2,210	86,256
Macy’s, Inc.	6,080	177,658
Nordstrom, Inc.#	4,480	216,250
Sears Holdings Corp.#,*	70	715
Target Corp.	10,960	612,116

		$2,307,061
SPECIALTY RETAIL – 2.3%
Advance Auto Parts, Inc.	1,850	262,959
AutoNation, Inc.*	480	20,160
AutoZone, Inc.*	660	456,845
Bed, Bath & Beyond, Inc.	1,010	39,137
Best Buy Co., Inc.	6,780	351,272
Cabela’s, Inc.*	900	49,140
CarMax, Inc.*	4,300	251,550
CST Brands, Inc.	1,718	82,962
Dick’s Sporting Goods, Inc.	2,480	125,364
Foot Locker, Inc.	2,410	186,389
GameStop Corp., Class A#	720	16,337
Home Depot, Inc. (The)	30,450	4,753,245
L Brands, Inc.	2,710	143,115
Lowe’s Cos., Inc.	23,100	1,960,728
Michaels Cos, Inc. (The)*	1,700	39,712
Murphy USA, Inc.*	1,387	96,494
O’Reilly Automotive, Inc.*	2,700	670,005
Penske Automotive Group, Inc.	600	28,626
Ross Stores, Inc.	10,440	678,600
Sally Beauty Holdings, Inc.*	2,500	47,550
Signet Jewelers Ltd.#	820	53,989
Tiffany & Co.	3,950	362,018
TJX Cos., Inc. (The)	17,740	1,395,074
Tractor Supply Co.	2,900	179,539
Ulta Salon Cosmetics & Fragrance, Inc.*	1,700	478,448
Urban Outfitters, Inc.*	1,460	33,405
Williams-Sonoma, Inc.#	1,340	72,427

		$12,835,090
TEXTILES, APPAREL & LUXURY GOODS – 0.5%
Carter’s, Inc.	1,400	128,856
Coach, Inc.	8,010	315,514
Hanesbrands, Inc.#	8,700	189,747
Kate Spade & Co.*	1,500	26,100
lululemon athletica, Inc.*	2,700	140,400

Description	Number of Shares	Value

NIKE, Inc., Class B	28,740	$1,592,483
PVH Corp.	480	48,494
Skechers U.S.A., Inc., Class A*	2,500	63,125
Under Armour, Inc., Class A#,*	6,322	129,366
VF Corp.	6,050	330,512

		$2,964,597

TOTAL CONSUMER DISCRETIONARY		$70,284,998
CONSUMER STAPLES – 6.7%
BEVERAGES – 1.4%
Brown-Forman Corp., Class A	4,500	213,754
Coca-Cola Co. (The)	75,900	3,275,085
Constellation Brands, Inc., Class A	2,700	465,858
Dr. Pepper Snapple Group, Inc.	2,300	210,795
Molson Coors Brewing Co., Class B	1,900	182,191
Monster Beverage Corp.*	9,900	449,262
PepsiCo, Inc.	27,900	3,160,512

		$7,957,457
FOOD & STAPLES RETAILING – 1.5%
Casey’s General Stores, Inc.	400	44,828
Costco Wholesale Corp.	8,500	1,508,920
CVS Health Corp.	18,200	1,500,408
Kroger Co. (The)	22,500	667,125
Rite Aid Corp.*	23,500	94,000
Sprouts Farmers Market, Inc.*	5,500	122,705
Sysco Corp.	8,900	470,543
US Foods Holding Corp.*	2,400	67,680
Walgreens Boots Alliance, Inc.	16,700	1,445,218
Wal-Mart Stores, Inc.	29,500	2,217,810
Whole Foods Market, Inc.	8,800	320,056

		$8,459,293
FOOD PRODUCTS – 1.2%
Archer-Daniels-Midland Co.	12,200	558,150
Blue Buffalo Pet Products, Inc.*	3,300	81,345
Bunge Ltd.	3,800	300,314
Campbell Soup Co.	2,400	138,096
ConAgra Foods, Inc.	8,400	325,752
General Mills, Inc.	9,400	540,594
Hain Celestial Group, Inc. (The)*	4,000	147,960
Hershey Co. (The)	3,500	378,700
Hormel Foods Corp.	1,600	56,128
Ingredion, Inc.	500	61,910
JM Smucker Co. (The)	1,200	152,064
Kellogg Co.	3,000	213,000
Kraft Heinz Co. (The)	12,000	1,084,680
Lamb Weston Holdings, Inc.	2,800	116,900
McCormick & Co., Inc.	600	59,940

ANNUAL REPORT / April 30, 2017

7    PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Mead Johnson Nutrition Co.	3,600	$319,392
Mondelez International, Inc., Class A	30,200	1,359,906
Pilgrim’s Pride Corp.	3,000	77,880
Tyson Foods, Inc., Class A	5,800	372,708

		$6,345,419
HOUSEHOLD PRODUCTS – 1.2%
Church & Dwight Co., Inc.	2,600	128,778
Clorox Co. (The)	2,800	374,332
Colgate-Palmolive Co.	15,600	1,123,824
Energizer Holdings, Inc.	1,700	100,691
Kimberly-Clark Corp.	6,500	843,375
Procter & Gamble Co. (The)	48,200	4,209,306
Spectrum Brands Holdings, Inc.#	200	28,746

		$6,809,052
PERSONAL PRODUCTS – 0.1%
Coty, Inc., Class A	3,600	64,260
Estee Lauder Cos., Inc. Class A (The)	3,200	278,848
Herbalife Ltd.#,*	1,900	120,194
Nu Skin Enterprises, Inc., Class A	1,600	88,368

		$551,670
TOBACCO – 1.3%
Altria Group, Inc.	35,700	2,562,546
Philip Morris International, Inc.	30,100	3,336,284
Reynolds American, Inc.	17,300	1,115,850

		$7,014,680

TOTAL CONSUMER STAPLES		$37,137,571
ENERGY – 6.8%
ENERGY EQUIPMENT & SERVICES – 1.1%
Baker Hughes, Inc.	10,400	617,448
Diamond Offshore Drilling, Inc.#,*	4,700	67,774
Dril-Quip, Inc.*	660	34,023
Ensco PLC, Class A	17,650	139,259
Frank’s International NV	2,050	18,655
Halliburton Co.	22,790	1,045,605
Helmerich & Payne, Inc.#	2,960	179,494
Nabors Industries Ltd.	8,630	89,234
National Oilwell Varco, Inc.	8,405	293,923
Noble Corp. PLC	18,200	87,360
Oceaneering International, Inc.	1,680	44,335
Patterson-UTI Energy, Inc.#	4,800	103,896
Rowan Cos. PLC, Class A*	3,240	45,587
RPC, Inc.#	3,450	62,687
Schlumberger Ltd.	36,695	2,663,690
Superior Energy Services, Inc.*	4,550	54,964
Targa Resources Corp.	4,300	237,059

Description	Number of Shares	Value

Transocean Ltd.#,*	10,300	$113,609
Weatherford International PLC#,*	40,050	231,089

		$6,129,691
OIL, GAS & CONSUMABLE FUELS – 5.7%
Anadarko Petroleum Corp.	14,350	818,237
Antero Resources Corp.#,*	2,050	43,439
Apache Corp.	10,840	527,258
Cabot Oil & Gas Corp.	14,200	330,008
Cheniere Energy, Inc.*	6,330	287,065
Chesapeake Energy Corp.*	23,700	124,662
Chevron Corp.	50,120	5,347,804
Cimarex Energy Co.	2,900	338,372
Cobalt International Energy, Inc.*	500	196
Concho Resources, Inc.*	3,460	438,244
ConocoPhillips	32,560	1,559,950
CONSOL Energy, Inc.#,*	6,600	100,188
Continental Resources, Inc.#,*	2,620	111,114
CVR Energy, Inc.#	100	2,189
Devon Energy Corp.	13,480	532,325
Diamondback Energy, Inc.*	1,900	189,696
Enbridge, Inc.	2,432	100,806
Energen Corp.*	4,380	227,716
EOG Resources, Inc.	14,680	1,357,900
EQT Corp.	4,830	280,816
Exxon Mobil Corp.	112,593	9,193,218
Golar LNG Ltd.#	750	19,133
Gulfport Energy Corp.*	3,950	62,726
Hess Corp.	7,190	351,088
HollyFrontier Corp.	7,840	220,618
Kinder Morgan, Inc.	53,155	1,096,588
Kosmos Energy Ltd.#,*	3,050	18,331
Laredo Petroleum, Inc.*	4,900	63,014
Marathon Oil Corp.	27,930	415,319
Marathon Petroleum Corp.	15,730	801,286
Murphy Oil Corp.#	7,100	185,878
Newfield Exploration Co.*	4,310	149,212
Noble Energy, Inc.	12,620	408,005
Occidental Petroleum Corp.	18,400	1,132,336
ONEOK, Inc.#	6,660	350,383
Parsley Energy, Inc., Class A*	2,200	65,538
PBF Energy, Inc., Class A#	3,000	66,960
Phillips 66	11,390	906,188
Pioneer Natural Resources Co.	4,450	769,806
QEP Resources, Inc.*	8,800	103,928
Range Resources Corp.	6,198	164,185
Rice Energy, Inc.*	800	17,032
SM Energy Co.	3,150	71,159

April 30, 2017 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    8

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Southwestern Energy Co.#,*	15,300	$114,903
Tesoro Corp.	2,640	210,434
Valero Energy Corp.	13,020	841,222
Whiting Petroleum Corp.*	10,350	85,905
Williams Cos., Inc. (The)	18,670	571,862
World Fuel Services Corp.	2,100	77,343
WPX Energy, Inc.*	7,917	94,450

		$31,346,035

TOTAL ENERGY		$37,475,726
FINANCIALS – 16.2%
CAPITAL MARKETS – 3.2%
Affiliated Managers Group, Inc.	1,270	210,299
Ameriprise Financial, Inc.	5,040	644,364
Artisan Partners Asset Management, Inc.,
Class A	350	10,255
Bank of New York Mellon Corp. (The)	25,620	1,205,677
BlackRock, Inc.	3,760	1,445,983
CBOE Holdings, Inc.	3,000	247,230
Charles Schwab Corp. (The)	30,450	1,182,983
CME Group, Inc.	8,600	999,234
Donnelley Financial Solutions, Inc.*	396	8,799
E*TRADE Financial Corp.*	7,200	248,760
Eaton Vance Corp.	4,970	213,362
FactSet Research Systems, Inc.	1,540	251,420
Federated Investors, Inc., Class B	2,770	74,291
Franklin Resources, Inc.	7,720	332,809
Goldman Sachs Group, Inc. (The)	10,240	2,291,712
Interactive Brokers Group, Inc., Class A#	900	31,347
Intercontinental Exchange, Inc.	17,290	1,040,858
Invesco Ltd.	10,220	336,647
Lazard Ltd., Class A	5,050	216,847
Legg Mason, Inc.	1,310	48,968
LPL Financial Holdings, Inc.	3,200	134,528
Moody’s Corp.	5,440	643,661
Morgan Stanley	38,846	1,684,751
Morningstar, Inc.	1,100	80,443
MSCI, Inc.	3,620	363,158
Nasdaq, Inc.	4,530	311,981
Northern Trust Corp.	4,080	367,200
Raymond James Financial, Inc.	4,510	336,085
S&P Global, Inc.	7,790	1,045,340
SEI Investments Co.	3,840	194,726
State Street Corp.	9,070	760,973
T. Rowe Price Group, Inc.	4,580	324,676
TD Ameritrade Holding Corp.	2,550	97,589
Thomson Reuters Corp.	6,650	302,110

		$17,689,066

Description	Number of Shares	Value

COMMERCIAL BANKS – 1.6%
Associated Banc-Corp.	8,385	$208,786
Bank of Hawaii Corp.	2,470	201,256
BankUnited, Inc.	2,700	95,283
BB&T Corp.	19,890	858,850
BOK Financial Corp.#	820	69,118
CIT Group, Inc.	2,300	106,513
Citizens Financial Group, Inc.	13,750	504,762
Commerce Bancshares, Inc.	1,724	94,734
Cullen/Frost Bankers, Inc.	1,440	135,922
East West Bancorp, Inc.	3,800	206,226
Fifth Third Bancorp	18,250	445,847
First Horizon National Corp.	8,934	163,939
First Republic Bank	5,000	462,300
Huntington Bancshares, Inc.	29,041	373,467
KeyCorp	22,244	405,731
M&T Bank Corp.§	1,610	250,210
PacWest Bancorp.	3,339	164,913
People’s United Financial, Inc.	7,400	129,278
PNC Financial Services Group, Inc. (The)	12,860	1,539,985
Popular, Inc.	3,900	163,449
Regions Financial Corp.	32,756	450,395
Signature Bank*	1,600	221,520
SunTrust Banks, Inc.	12,880	731,713
SVB Financial Group*	1,700	299,098
Synovus Financial Corp.	5,594	233,829
TCF Financial Corp.	2,510	41,440
Zions Bancorporation	5,090	203,753

		$8,762,317
CONSUMER FINANCE – 0.9%
Ally Financial, Inc.	8,000	158,400
American Express Co.	20,040	1,588,170
Capital One Financial Corp.	14,600	1,173,548
Credit Acceptance Corp.#,*	250	50,812
Discover Financial Services	12,980	812,418
Navient Corp.	12,160	184,832
OneMain Holdings, Inc.#,*	2,800	65,296
Santander Consumer USA Holdings, Inc.*	3,700	47,138
SLM Corp.*	8,660	108,596
Synchrony Financial	25,700	714,460

		$4,903,670
DIVERSIFIED FINANCIAL SERVICES – 6.9%
Bank of America Corp.	288,450	6,732,423
Berkshire Hathaway, Inc., Class B*	51,396	8,491,133
Citigroup, Inc.	78,382	4,633,944
Comerica, Inc.	5,030	355,621
JPMorgan Chase & Co.	100,120	8,710,440

ANNUAL REPORT / April 30, 2017

9    PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Leucadia National Corp.	5,710	$144,977
U.S. Bancorp	42,970	2,203,502
Voya Financial, Inc.	3,400	127,092
Wells Fargo & Co.	127,175	6,847,102

		$38,246,234
INSURANCE – 3.5%
Aflac, Inc.	12,100	906,048
Alleghany Corp.*	256	156,339
Allied World Assurance Co. Holdings AG	3,890	206,520
Allstate Corp. (The)	11,480	933,209
American Financial Group, Inc.	1,600	155,696
American International Group, Inc.	27,180	1,655,534
American National Insurance Co.	600	70,152
AmTrust Financial Services, Inc.	2,100	33,705
Aon PLC	7,900	946,736
Arch Capital Group Ltd.*	2,590	251,152
Arthur J Gallagher & Co.	6,580	367,230
Aspen Insurance Holdings Ltd.	4,665	244,213
Assurant, Inc.	3,230	310,855
Assured Guaranty Ltd.	3,550	135,362
Axis Capital Holdings Ltd.	3,280	216,152
Brown & Brown, Inc.	5,570	238,953
Chubb Ltd.	12,647	1,735,801
Cincinnati Financial Corp.	6,106	440,182
CNA Financial Corp.	1,050	47,523
Erie Indemnity Co., Class A	670	82,959
Everest Re Group Ltd.	1,170	294,501
FNF Group	5,341	218,714
Hanover Insurance Group, Inc. (The)	1,100	97,097
Hartford Financial Services Group, Inc. (The)	7,690	371,888
Lincoln National Corp.	7,670	505,683
Loews Corp.	10,450	487,179
Markel Corp.*	280	271,488
Marsh & McLennan Cos., Inc.	15,190	1,126,035
Mercury General Corp.	2,370	145,731
MetLife, Inc.	23,551	1,220,177
Old Republic International Corp.	13,500	279,180
Principal Financial Group, Inc.	6,990	455,259
ProAssurance Corp.	3,000	185,700
Progressive Corp. (The)	19,230	763,816
Prudential Financial, Inc.	12,330	1,319,680
Reinsurance Group of America, Inc.	1,690	211,318
RenaissanceRe Holdings Ltd.	1,120	159,230
Torchmark Corp.	1,695	130,023
Travelers Cos., Inc. (The)	8,880	1,080,341
Unum Group	5,610	259,911
Validus Holdings Ltd.	170	9,398

Description	Number of Shares	Value

White Mountains Insurance Group Ltd.	160	$137,430
WR Berkley Corp.	3,580	243,368
Xl Group Ltd.	7,270	304,250

		$19,411,718
MORTGAGE REAL ESTATE INVESTMENT TRUSTS – 0.1%
AGNC Investment Corp.	4,230	89,126
Annaly Capital Management, Inc.	37,380	441,458
Chimera Investment Corp.	6,740	137,226
Starwood Property Trust, Inc.	4,170	94,617
Two Harbors Investment Corp.	1,800	17,982

		$780,409
THRIFTS & MORTGAGE FINANCE – 0.0%**
New York Community Bancorp, Inc.	2,790	37,079
TFS Financial Corp.	1,050	17,367

		$54,446

TOTAL FINANCIALS		$89,847,860
HEALTH CARE – 13.4%
BIOTECHNOLOGY – 2.4%
ACADIA Pharmaceuticals, Inc.#,*	2,000	68,660
Agios Pharmaceuticals, Inc.*	900	44,739
Alexion Pharmaceuticals, Inc.*	4,290	548,176
Alkermes PLC*	4,400	256,300
Alnylam Pharmaceuticals, Inc.#,*	1,600	85,760
Amgen, Inc.	18,164	2,966,544
AquaBounty Technologies, Inc.#,*	27	210
Biogen, Inc.*	5,600	1,518,776
BioMarin Pharmaceutical, Inc.*	4,900	469,616
Bioverativ, Inc.*	2,800	164,668
Celgene Corp.*	19,266	2,389,947
Gilead Sciences, Inc.	30,144	2,066,371
Incyte Corp.*	4,160	517,005
Intercept Pharmaceuticals, Inc.#,*	300	33,705
Intrexon Corp.#,*	1,860	38,762
Ionis Pharmaceuticals, Inc.#,*	3,800	183,122
Juno Therapeutics, Inc.#,*	1,900	47,386
Neurocrine Biosciences, Inc.*	1,500	80,100
Regeneron Pharmaceuticals, Inc.*	2,000	776,980
Seattle Genetics, Inc.#,*	2,000	136,600
United Therapeutics Corp.*	1,140	143,298
Vertex Pharmaceuticals, Inc.*	6,343	750,377

		$13,287,102
HEALTH CARE EQUIPMENT & SUPPLIES – 2.8%
Abbott Laboratories	37,445	1,634,100
ABIOMED, Inc.*	600	78,192
Alere, Inc.*	50	2,458

April 30, 2017 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Align Technology, Inc.*	2,260	$304,241
Baxter International, Inc.	14,030	781,190
Becton Dickinson & Co.	5,680	1,061,990
Boston Scientific Corp.*	34,800	918,024
Cooper Cos., Inc. (The)	1,450	290,478
CR Bard, Inc.	2,280	701,054
Danaher Corp.	13,280	1,106,622
DENTSPLY SIRONA, Inc.	6,979	441,352
Edwards Lifesciences Corp.*	6,472	709,784
Hill-Rom Holdings, Inc.	2,260	170,946
Hologic, Inc.*	6,740	304,311
IDEXX Laboratories, Inc.*	2,180	365,651
Intuitive Surgical, Inc.*	1,000	835,870
Medtronic PLC	35,026	2,910,310
ResMed, Inc.	4,420	300,516
Stryker Corp.	8,900	1,213,693
Teleflex, Inc.	1,860	384,815
Varex Imaging Corp.*	1,620	54,367
Varian Medical Systems, Inc.*	4,050	367,497
Zimmer Biomet Holdings, Inc.	5,310	635,342

		$15,572,803
HEALTH CARE PROVIDERS & SERVICES – 2.5%
Acadia Healthcare Co., Inc.#,*	1,500	65,370
Aetna, Inc.	8,731	1,179,296
AmerisourceBergen Corp.	5,670	465,223
Anthem, Inc.	6,110	1,086,908
Brookdale Senior Living, Inc.*	770	10,002
Cardinal Health, Inc.	5,620	407,956
Centene Corp.*	4,132	307,421
Cigna Corp.	5,430	849,089
DaVita, Inc.*	2,788	192,400
Envision Healthcare Corp.*	567	31,769
Express Scripts Holding Co.*	14,162	868,697
HCA Holdings, Inc.*	7,200	606,312
Henry Schein, Inc.*	2,760	479,688
Humana, Inc.	3,730	827,985
Laboratory Corp. of America Holdings*	2,857	400,409
LifePoint Hospitals, Inc.*	130	8,080
McKesson Corp.	4,200	580,818
MEDNAX, Inc.*	2,640	159,350
Patterson Cos., Inc.#	970	43,155
Premier, Inc., Class A*	1,300	43,940
Quest Diagnostics, Inc.	4,350	458,969
Quorum Health Corp.*	61	260
Tenet Healthcare Corp.#,*	2,425	38,000
UnitedHealth Group, Inc.	23,420	4,095,690
Universal Health Services, Inc., Class B	2,480	299,485

Description	Number of Shares	Value

VCA, Inc.*	2,070	$189,550

		$13,695,822
HEALTH CARE TECHNOLOGY – 0.1%
Allscripts Healthcare Solutions, Inc.*	1,800	21,546
athenahealth, Inc.*	400	39,204
Cerner Corp.*	7,040	455,840
Inovalon Holdings, Inc., Class A#,*	1,300	15,925
Veeva Systems, Inc., Class A*	3,320	178,018

		$710,533
LIFE SCIENCES TOOLS & SERVICES – 0.8%
Agilent Technologies, Inc.	7,490	412,324
Bio-Rad Laboratories, Inc., Class A*	890	194,251
Bruker Corp.	4,900	119,511
Charles River Laboratories International,
Inc.*	2,620	235,014
Illumina, Inc.*	2,840	525,002
Mettler-Toledo International, Inc.*	820	421,004
PerkinElmer, Inc.	4,070	241,799
QIAGEN NV*	2,022	60,842
Quintiles IMS Holdings, Inc.*	2,480	209,014
Thermo Fisher Scientific, Inc.	9,920	1,640,074
VWR Corp.*	3,800	107,388
Waters Corp.*	2,310	392,446

		$4,558,669
PHARMACEUTICALS – 4.8%
AbbVie, Inc.	38,478	2,537,239
Akorn, Inc.*	1,600	53,520
Allergan PLC	7,485	1,825,292
Bristol-Myers Squibb Co.	37,360	2,094,028
Eli Lilly & Co.	21,530	1,766,752
Endo International PLC*	2,400	27,288
Johnson & Johnson	66,600	8,223,102
Mallinckrodt PLC*	1,310	61,465
Merck & Co., Inc.	65,266	4,068,030
Mylan NV*	7,530	281,246
Perrigo Co. PLC#	1,040	76,898
Pfizer, Inc.	139,703	4,738,726
Zoetis, Inc.	13,281	745,197

		$26,498,783

TOTAL HEALTH CARE		$74,323,712
INDUSTRIALS – 11.1%
AEROSPACE & DEFENSE – 2.8%
Arconic, Inc.	6,766	184,915
Boeing Co. (The)	16,040	2,964,673
BWX Technologies, Inc.	2,940	144,560

ANNUAL REPORT / April 30, 2017

11    PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

General Dynamics Corp.	5,730	$1,110,417
HEICO Corp.	1,250	76,625
Hexcel Corp.	3,600	186,300
Honeywell International, Inc.	19,770	2,592,638
Huntington Ingalls Industries, Inc.	1,645	330,464
L3 Technologies, Inc.	2,010	345,258
Lockheed Martin Corp.	6,850	1,845,733
Northrop Grumman Corp.	4,770	1,173,229
Raytheon Co.	8,420	1,306,868
Rockwell Collins, Inc.	2,800	291,452
Spirit Aerosystems Holdings, Inc., Class A	1,940	110,890
Textron, Inc.	3,570	166,576
TransDigm Group, Inc.	1,490	367,628
United Technologies Corp.	20,800	2,474,992

		$15,673,218
AIR FREIGHT & LOGISTICS – 0.7%
C.H. Robinson Worldwide, Inc.	4,084	296,907
Expeditors International of Washington, Inc.	7,280	408,335
FedEx Corp.	5,960	1,130,612
United Parcel Service, Inc., Class B	16,230	1,744,076

		$3,579,930
AIRLINES – 0.7%
Alaska Air Group, Inc.	3,800	323,342
American Airlines Group, Inc.	14,900	635,038
Copa Holdings SA, Class A Class A	200	23,284
Delta Air Lines, Inc.	20,390	926,522
JetBlue Airways Corp.*	10,000	218,300
Southwest Airlines Co.	16,330	918,073
Spirit Airlines, Inc.*	1,500	85,905
United Continental Holdings, Inc.*	8,383	588,570

		$3,719,034
BUILDING PRODUCTS – 0.4%
Allegion PLC	2,233	175,603
Armstrong Flooring, Inc.*	310	5,949
Armstrong World Industries, Inc.#,*	620	28,985
Fortune Brands Home & Security, Inc.	4,760	303,402
Johnson Controls International PLC	19,631	816,061
Lennox International, Inc.	1,490	246,431
Masco Corp.	10,930	404,629
Owens Corning	2,290	139,347
Smith (A.O.) Corp.	5,000	269,400

		$2,389,807
COMMERCIAL SERVICES & SUPPLIES – 0.4%
Cintas Corp.	3,520	431,094
Copart, Inc.*	3,800	117,420
Herc Holdings, Inc.*	520	23,644

Description	Number of Shares	Value

KAR Auction Services, Inc.	4,100	$178,842
Lsc Communications, Inc.	396	10,245
R.R. Donnelley & Sons Co.	1,056	13,274
Republic Services, Inc.	7,840	493,842
Stericycle, Inc.*	1,552	132,448
Waste Management, Inc.	12,040	876,271

		$2,277,080
CONSTRUCTION & ENGINEERING – 0.2%
AECOM*	3,191	109,164
Chicago Bridge & Iron Co. NV	1,382	41,571
Fluor Corp.	3,750	192,450
Jacobs Engineering Group, Inc.	4,150	227,918
KBR, Inc.#	4,450	62,523
Quanta Services, Inc.*	2,760	97,814

		$731,440
ELECTRICAL EQUIPMENT – 0.5%
Acuity Brands, Inc.	1,300	228,930
AMETEK, Inc.	3,260	186,472
Babcock & Wilcox Enterprises, Inc.*	1,470	13,774
Eaton Corp. PLC	12,978	981,656
Emerson Electric Co.	14,540	876,471
Hubbell, Inc.	1,290	145,938
Regal Beloit Corp.	600	47,310
Rockwell Automation, Inc.	2,320	365,052

		$2,845,603
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.1%
Fortive Corp.	8,540	540,240
INDUSTRIAL CONGLOMERATES – 1.8%
3M Co.	14,760	2,890,451
Carlisle Cos., Inc.	1,290	130,793
General Electric Co.	223,620	6,482,744
Roper Technologies, Inc.	3,000	656,100

		$10,160,088
MACHINERY – 2.0%
AGCO Corp.	3,260	208,607
Allison Transmission Holdings, Inc.	4,800	185,664
Caterpillar, Inc.	14,700	1,503,222
Colfax Corp.*	2,900	117,363
Crane Co.	1,200	95,892
Cummins, Inc.	4,380	661,117
Deere & Co.	8,390	936,408
Donaldson Co., Inc.	4,010	185,583
Dover Corp.	4,160	328,141
Flowserve Corp.#	3,000	152,610
Graco, Inc.	2,140	230,799

April 30, 2017 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

IDEX Corp.	2,120	$222,091
Illinois Tool Works, Inc.	8,000	1,104,720
Ingersoll-Rand PLC	8,150	723,313
ITT, Inc.	2,535	106,800
Lincoln Electric Holdings, Inc.	1,900	169,157
Manitowoc Co., Inc. (The)#,*	3,910	23,343
Middleby Corp. (The)*	1,600	217,808
Nordson Corp.	1,500	187,800
Oshkosh Corp.	1,790	124,208
PACCAR, Inc.	10,190	679,979
Parker-Hannifin Corp.	2,960	475,968
Pentair PLC	3,816	246,170
Snap-on, Inc.	1,280	214,438
SPX Corp.*	330	7,940
Stanley Black & Decker, Inc.	4,220	574,553
Terex Corp.	3,730	130,475
Timken Co. (The)	600	28,950
Toro Co. (The)	4,680	303,826
Trinity Industries, Inc.	2,400	64,560
Valmont Industries, Inc.	1,060	161,491
WABCO Holdings, Inc.*	2,050	243,684
Wabtec Corp.#	1,720	144,291
Welbilt, Inc.*	3,910	80,155
Xylem, Inc.	5,010	257,564

		$11,098,690
MARINE – 0.0%**
Kirby Corp.*	900	63,540
PROFESSIONAL SERVICES – 0.3%
Dun & Bradstreet Corp. (The)	930	101,937
Equifax, Inc.	4,060	549,359
IHS Markit Ltd.*	787	34,156
ManpowerGroup, Inc.	1,860	187,823
Nielsen Holdings PLC	5,550	228,272
Robert Half International, Inc.	2,060	94,863
TransUnion*	2,400	96,072
Verisk Analytics, Inc.*	4,800	397,488

		$1,689,970
ROAD & RAIL – 1.0%
AMERCO	300	112,338
CSX Corp.	26,300	1,337,092
Hertz Global Holdings, Inc.*	1,560	25,724
JB Hunt Transport Services, Inc.	2,280	204,425
Kansas City Southern	2,180	196,353
Landstar System, Inc.	1,590	135,866
Norfolk Southern Corp.	8,360	982,216
Old Dominion Freight Line, Inc.	2,100	185,892
Ryder System, Inc.	40	2,716

Description	Number of Shares	Value

Union Pacific Corp.	22,570	$2,526,937

		$5,709,559
TRADING COMPANIES & DISTRIBUTORS – 0.2%
Air Lease Corp.	1,200	45,768
Fastenal Co.	4,320	193,018
HD Supply Holdings, Inc.*	6,400	257,920
MSC Industrial Direct Co., Inc. Class A	1,390	124,447
NOW, Inc.*	1,663	28,288
United Rentals, Inc.*	2,320	254,411
Watsco, Inc.	100	13,880
WW Grainger, Inc.	1,140	219,678

		$1,137,410
TRANSPORTATION INFRASTRUCTURE – 0.0%**
Macquarie Infrastructure Corp.	100	8,137

TOTAL INDUSTRIALS		$61,623,746
INFORMATION TECHNOLOGY – 22.6%
COMMERCIAL SERVICES & SUPPLIES – 0.0%**
Sabre Corp.	1,420	33,242
COMMUNICATIONS EQUIPMENT – 1.5%
Brocade Communications Systems, Inc.	8,590	107,976
Cisco Systems, Inc.	131,750	4,488,722
EchoStar Corp., Class A*	970	55,833
F5 Networks, Inc.*	1,990	256,969
Harris Corp.	2,859	319,894
Juniper Networks, Inc.	10,390	312,427
Lumentum Holdings, Inc.*	610	26,078
Motorola Solutions, Inc.	6,030	518,399
Palo Alto Networks, Inc.*	1,690	183,213
QUALCOMM, Inc.	34,080	1,831,459
Viavi Solutions, Inc.*	5,890	58,900

		$8,159,870
COMPUTERS & PERIPHERALS – 4.0%
Apple, Inc.	139,660	20,062,159
Hewlett Packard Enterprise Co.	46,290	862,383
HP, Inc.	45,390	854,240
NCR Corp.*	2,220	91,575
NetApp, Inc.	3,553	141,587
Western Digital Corp.	5,383	479,464

		$22,491,408
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%
Amphenol Corp., Class A	9,300	672,483
Arrow Electronics, Inc.*	2,940	207,270
CDW Corp.	4,990	294,859
Cognex Corp.	2,500	213,350
Corning, Inc.	29,270	844,439

ANNUAL REPORT / April 30, 2017

13    PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Dolby Laboratories, Inc., Class A	150	$7,909
Fitbit, Inc., Class A#,*	200	1,144
FLIR Systems, Inc.	2,090	76,766
IPG Photonics Corp.*	1,400	176,848
Keysight Technologies, Inc.*	100	3,743
National Instruments Corp.	1,930	67,376
Trimble Navigation Ltd.*	6,680	236,672

		$2,802,859
INTERNET SOFTWARE & SERVICES – 4.7%
Akamai Technologies, Inc.*	4,750	289,465
Alphabet, Inc., Class C*	15,024	13,748,394
CoStar Group, Inc.*	1,300	313,157
eBay, Inc.*	28,490	951,851
Facebook, Inc., Class A*	57,380	8,621,345
GoDaddy, Inc., Class A#,*	750	29,190
IAC/InterActiveCorp*	1,300	107,913
LogMeIn, Inc.	257	29,041
Match Group, Inc.#,*	2,400	44,712
Pandora Media, Inc.#,*	2,000	21,700
Twitter, Inc.#,*	5,810	95,749
VeriSign, Inc.#,*	3,150	280,098
Yahoo!, Inc.*	24,230	1,168,128
Yelp, Inc.#,*	2,000	70,820
Zillow Group, Inc., Class A#,*	3,500	135,888

		$25,907,451
IT SERVICES – 4.1%
Accenture PLC, Class A	16,700	2,025,710
Alliance Data Systems Corp.	1,290	322,023
Amdocs Ltd.	2,620	160,449
Automatic Data Processing, Inc.	12,630	1,319,709
Black Knight Financial Services, Inc., Class
A#,*	400	16,560
Booz Allen Hamilton Holding Corp.	3,460	124,318
Broadridge Financial Solutions, Inc.	3,630	253,882
Cognizant Technology Solutions Corp., Class
A*	13,010	783,592
Conduent, Inc.*	3,142	51,246
CoreLogic, Inc.*	880	37,611
CSRA, Inc.	3,300	95,964
DST Systems, Inc.	1,670	205,594
DXC Technology Co.*	7,776	585,844
Fidelity National Information Services, Inc.	6,443	542,436
First Data Corp., Class A*	8,200	128,084
Fiserv, Inc.*	6,760	805,386
FleetCor Technologies, Inc.*	2,000	282,280
Gartner, Inc.*	3,500	399,315
Global Payments, Inc.	5,000	408,800

Description	Number of Shares	Value

International Business Machines Corp.	21,260	$3,407,765
Jack Henry & Associates, Inc.	1,900	184,148
Leidos Holdings, Inc.	2,200	115,852
Mastercard, Inc., Class A	25,520	2,968,486
Paychex, Inc.	10,770	638,446
PayPal Holdings, Inc.*	25,365	1,210,418
Square, Inc., Class A*	2,800	51,072
Teradata Corp.*	270	7,879
Total System Services, Inc.	3,720	213,193
Vantiv, Inc., Class A*	5,900	366,036
Visa, Inc., Class A	49,520	4,517,214
Western Union Co. (The)#	10,940	217,268
Xerox Corp.	16,010	115,112

		$22,561,692
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.0%
Analog Devices, Inc.	7,952	605,942
Applied Materials, Inc.	30,080	1,221,549
Broadcom Ltd.	9,933	2,193,306
Cypress Semiconductor Corp.#	12,000	168,120
Intel Corp.	122,470	4,427,291
KLA-Tencor Corp.	5,250	515,655
Lam Research Corp.	4,880	706,868
Marvell Technology Group Ltd.	11,490	172,580
Maxim Integrated Products, Inc.	10,220	451,213
Microchip Technology, Inc.#	7,039	532,008
Micron Technology, Inc.*	24,400	675,148
NVIDIA Corp.	12,780	1,332,954
ON Semiconductor Corp.*	4,320	61,258
Qorvo, Inc.*	3,350	227,901
Skyworks Solutions, Inc.	5,400	538,596
Teradyne, Inc.	7,450	262,762
Texas Instruments, Inc.	26,900	2,129,942
Versum Materials, Inc.	2,600	83,252
Xilinx, Inc.	5,500	347,105

		$16,653,450
SOFTWARE – 4.8%
Activision Blizzard, Inc.	16,670	871,007
Adobe Systems, Inc.*	13,160	1,760,018
ANSYS, Inc.*	1,380	152,021
Atlassian Corp. PLC, Class A#,*	900	31,032
Autodesk, Inc.*	6,030	543,122
CA, Inc.	10,480	344,058
Cadence Design Systems, Inc.*	11,710	381,395
CDK Global, Inc.	4,676	303,987
Citrix Systems, Inc.*	4,990	403,891
CommerceHub, Inc.*	1,230	19,614
Dell Technologies, Inc., Class V*	2,983	200,189

April 30, 2017 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Electronic Arts, Inc.*	8,210	$778,472
Fortinet, Inc.*	2,400	93,600
Intuit, Inc.	7,100	888,991
Microsoft Corp.	193,099	13,219,558
Oracle Corp.	76,410	3,435,394
PTC, Inc.*	2,100	113,505
Red Hat, Inc.*	5,130	451,850
salesforce.com, Inc.*	16,830	1,449,400
ServiceNow, Inc.*	4,500	425,160
Splunk, Inc.*	600	38,586
Symantec Corp.	12,420	392,845
Synopsys, Inc.*	2,600	191,620
Ultimate Software Group, Inc.*	140	28,374
VMware, Inc., Class A*	1,510	142,121
Workday, Inc., Class A*	1,550	135,470

		$26,795,280
TELECOMMUNICATIONS – 0.0%**
Arista Networks, Inc.#,*	200	27,928

TOTAL INFORMATION TECHNOLOGY		$125,433,180
MATERIALS – 3.1%
CHEMICALS – 2.2%
AdvanSix, Inc.*	1,574	42,907
Air Products & Chemicals, Inc.	5,200	730,600
Albemarle Corp.	2,000	217,820
Ashland Global Holdings, Inc.	1,200	148,200
Axalta Coating Systems Ltd.*	4,300	134,891
Cabot Corp.	600	36,114
Celanese Corp.	3,500	304,640
CF Industries Holdings, Inc.	9,500	254,030
Dow Chemical Co. (The)	28,400	1,783,520
E.I. du Pont de Nemours & Co.	21,400	1,706,650
Eastman Chemical Co.	4,000	319,000
Ecolab, Inc.	5,900	761,631
FMC Corp.	3,900	285,597
GCP Applied Technologies, Inc.*	1,000	32,900
Huntsman Corp.	5,200	128,804
Ingevity Corp.*	100	6,323
International Flavors & Fragrances, Inc.	1,000	138,590
LyondellBasell Industries NV, Class A	8,600	728,936
Monsanto Co.	11,100	1,294,371
Mosaic Co. (The)	6,100	164,273
PPG Industries, Inc.	6,300	691,992
Praxair, Inc.	7,100	887,358
RPM International, Inc.	2,700	141,912
Sherwin-Williams Co. (The)	1,800	602,424
Valspar Corp. (The)	1,300	146,172

Description	Number of Shares	Value

Valvoline, Inc.#	3,000	$66,750
Westlake Chemical Corp.	1,300	80,925
WR Grace & Co.	1,700	118,524

		$11,955,854
CONSTRUCTION MATERIALS – 0.1%
Eagle Materials, Inc.	1,000	95,970
Martin Marietta Materials, Inc.	1,400	308,266
Vulcan Materials Co.	3,300	398,904

		$803,140
CONTAINERS & PACKAGING – 0.3%
Avery Dennison Corp.	900	74,889
Ball Corp.	2,700	207,603
Bemis Co., Inc.	1,900	85,367
Owens-Illinois, Inc.*	9,800	213,836
Packaging Corp. of America	2,200	217,316
Sealed Air Corp.	2,600	114,452
Silgan Holdings, Inc.	3,600	218,232
WestRock Co.	6,300	337,428

		$1,469,123
METALS & MINING – 0.4%
Alcoa Corp.	4,588	154,753
Freeport-McMoRan, Inc.*	30,300	386,325
Newmont Mining Corp.	12,300	415,863
Nucor Corp.	9,600	588,768
Reliance Steel & Aluminum Co.	1,800	141,876
Royal Gold, Inc.	2,100	148,428
Southern Copper Corp.#	800	28,296
Steel Dynamics, Inc.	6,200	224,068
Tahoe Resources, Inc.	6,000	48,360
United States Steel Corp.	3,500	78,120

		$2,214,857
PAPER & FOREST PRODUCTS – 0.1%
Domtar Corp.	3,100	122,915
International Paper Co.	12,100	653,037

		$775,952

TOTAL MATERIALS		$17,218,926
REAL ESTATE – 3.2%
REAL ESTATE INVESTMENT TRUSTS – 3.2%
Alexandria Real Estate Equities, Inc.	2,915	327,967
American Campus Communities, Inc.	4,700	222,733
American Homes 4 Rent, Class A	1,650	38,032
American Tower Corp.	9,960	1,254,362
Apartment Investment & Management Co.,
Class A	3,970	173,648
AvalonBay Communities, Inc.	3,222	611,664
Boston Properties, Inc.	2,750	348,150

ANNUAL REPORT / April 30, 2017

15    PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Brandywine Realty Trust	4,680	$79,420
Camden Property Trust	2,670	219,821
Care Capital Properties, Inc.	796	21,389
Colony NorthStar, Inc., Class A	15,076	197,043
CoreCivic, Inc.	2,367	81,543
Corporate Office Properties Trust	4,700	153,878
Crown Castle International Corp.	9,340	883,564
CyrusOne, Inc.	600	32,784
Digital Realty Trust, Inc.	3,910	449,024
Douglas Emmett, Inc.	4,410	166,125
Duke Realty Corp.	10,010	277,577
Empire State Realty Trust, Inc., Class A	1,600	33,280
Equinix, Inc.	1,781	743,924
Equity Commonwealth*	4,992	159,694
Equity Lifestyle Properties, Inc.	3,400	275,094
Equity Residential	5,850	377,793
Essex Property Trust, Inc.	1,073	262,316
Extra Space Storage, Inc.	3,100	234,143
Federal Realty Investment Trust	1,270	166,230
Forest City Realty Trust, Inc., Class A	3,400	76,840
Gaming and Leisure Properties, Inc.	1,404	48,859
GGP, Inc.	6,843	147,877
HCP, Inc.	5,530	173,365
Healthcare Trust of America, Inc., Class A	7,100	226,419
Hospitality Properties Trust	6,800	216,444
Host Hotels & Resorts, Inc.	19,340	347,153
Iron Mountain, Inc.	7,303	253,852
Kilroy Realty Corp.	3,925	276,830
Kimco Realty Corp.	7,280	147,711
Lamar Advertising Co., Class A#	2,400	172,968
Liberty Property Trust	4,040	163,903
Life Storage, Inc.#	1,100	86,229
Macerich Co. (The)	760	47,447
Mid-America Apartment Communities, Inc.	3,271	324,516
National Retail Properties, Inc.	2,500	105,550
Omega Healthcare Investors, Inc.#	2,850	94,050
Outfront Media, Inc.	1,300	34,008
Park Hotels & Resorts, Inc.	1,592	40,867
Piedmont Office Realty Trust, Inc., Class A	4,950	108,158
Prologis, Inc.	13,490	733,991
Public Storage	3,760	787,269
Quality Care Properties, Inc.*	1,666	28,905
Rayonier, Inc.	5,615	158,455
Realty Income Corp.	6,710	391,529
Regency Centers Corp.	2,035	128,571
SBA Communications Corp.*	3,350	423,742
Senior Housing Properties Trust	7,000	150,640
Simon Property Group, Inc.	6,693	1,106,085

Description	Number of Shares	Value

SL Green Realty Corp.	590	$61,909
Spirit Realty Capital, Inc.	14,700	138,474
UDR, Inc.	8,580	320,377
Uniti Group, Inc.	3,350	91,991
Ventas, Inc.	8,286	530,387
VEREIT, Inc.	19,600	164,052
Vornado Realty Trust	5,073	488,226
Washington Prime Group, Inc.	6,176	54,349
Weingarten Realty Investors	3,560	116,661
Welltower, Inc.	5,970	426,497
Weyerhaeuser Co.	13,642	462,055

		$17,648,409
REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0%**
CBRE Group, Inc., Class A*	8,810	315,486
Howard Hughes Corp. (The)*	658	81,006
Realogy Holdings Corp.	400	12,220

		$408,712

TOTAL REAL ESTATE		$18,057,121
TELECOMMUNICATION SERVICES – 2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES – 2.3%
AT&T, Inc.	168,600	6,681,618
CenturyLink, Inc.#	8,400	215,628
Frontier Communications Corp.#	9,000	16,920
Level 3 Communications, Inc.*	9,300	565,068
Verizon Communications, Inc.	110,800	5,086,828
Zayo Group Holdings, Inc.*	700	24,549

		$12,590,611
WIRELESS TELECOMMUNICATION SERVICES – 0.1%
Sprint Corp.*	20,750	187,373
T-Mobile US, Inc.*	8,700	585,249
United States Cellular Corp.*	600	23,508

		$796,130

TOTAL TELECOMMUNICATION SERVICES		$13,386,741
UTILITIES – 1.4%
ELECTRIC UTILITIES – 0.7%
American Electric Power Co., Inc.	4,100	278,103
Avangrid, Inc.	2,900	126,150
Duke Energy Corp.	9,800	808,500
Edison International	2,500	199,925
Entergy Corp.	4,000	305,040
Eversource Energy	4,300	255,420
Exelon Corp.	12,300	425,949
NextEra Energy, Inc.	4,500	601,020
PPL Corp.	11,700	445,887

April 30, 2017 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    16

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Southern Co. (The)	13,400	$667,320

		$4,113,314
GAS UTILITIES – 0.0%**
UGI Corp.	1,400	70,224
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
AES Corp.	16,300	184,353
Calpine Corp.*	11,000	112,200
NRG Energy, Inc.	8,300	140,270

		$436,823
MULTI-UTILITIES – 0.5%
CenterPoint Energy, Inc.	7,700	219,681
CMS Energy Corp.	6,200	281,480
Consolidated Edison, Inc.	5,300	420,184
Dominion Resources, Inc.	7,700	596,211
OGE Energy Corp.	5,900	205,202
PG&E Corp.	5,300	355,365
Public Service Enterprise Group, Inc.	3,500	154,175
Sempra Energy	1,900	214,738
Vectren Corp.	1,100	65,362
WEC Energy Group, Inc.	1,900	114,988
Xcel Energy, Inc.	8,600	387,430

		$3,014,816
WATER UTILITIES – 0.1%
American Water Works Co., Inc.	1,800	143,568
Aqua America, Inc.#	3,600	119,124

		$262,692

TOTAL UTILITIES		$7,897,869

TOTAL COMMON STOCKS
(COST $330,452,145)		$552,687,450

INVESTMENT COMPANIES – 0.3%

EQUITY FUNDS – 0.3%
iShares Russell 1000 ETF#	6,860	909,705
iShares Russell 1000 Growth ETF	3,200	372,256
iShares Russell 1000 Value ETF	3,200	367,104

TOTAL EQUITY FUNDS		$1,649,065

TOTAL INVESTMENT COMPANIES
(COST $1,605,147)		$1,649,065

RIGHTS – 0.0%**
Celgene Corp.*,††	89	94
Community Health Systems, Inc.*	3,700	27

TOTAL RIGHTS
(COST $142)		$121

WARRANTS – 0.0%**

American International Group, Inc. CW21,
Expire 1/19/21*	2,055	41,162

Description	Number of Shares	Value

Kinder Morgan, Inc., Expire 5/25/17*	16,345	$26

TOTAL WARRANTS
(COST $48,690)		$41,188

TOTAL INVESTMENTS IN SECURITIES – 99.9%
(COST $332,106,124)		$554,377,824

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.8%

REPURCHASE AGREEMENTS – 1.8%

Deutsche Bank Securities, Inc., 0.85%, dated 4/28/17, due 5/01/17, repurchase price $1,800,877, collateralized by U.S. Government Securities, 2.00% to 6.50%, maturing 5/01/17 to 4/01/47; total market value of $1,836,764.	$1,800,749	$1,800,749

HSBC Securities USA, Inc., 0.80%, dated 4/28/17, due 5/01/17, repurchase price $1,800,869, collateralized by U.S. Government Securities, 3.50% to 5.50%, maturing 11/01/42 to 8/01/48; total market value of $1,836,777.	1,800,749	1,800,749

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $1,800,871, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 9/20/42 to 4/20/45; total market value of $1,836,764.	1,800,749	1,800,749

Mizuho Securities USA, Inc., 0.83%, dated 4/28/17, due 5/01/17, repurchase price $1,800,874, collateralized by U.S. Government Securities, 0.00% to 3.50%, maturing 7/28/17 to 2/01/47; total market value of $1,836,764.	1,800,749	1,800,749

RBC Dominion Securities, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $1,800,871, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 7/15/17 to 7/01/55; total market value of $1,836,764.	1,800,749	1,800,749

Royal Bank of Scotland PLC, 0.80%, dated 4/28/17, due 5/01/17, repurchase price $716,711, collateralized by U.S. Treasury Securities, 0.08% to 1.13%, maturing 5/31/17 to 8/31/21; total market value of $730,999.	716,663	716,663

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $9,720,408)		$9,720,408

TOTAL INVESTMENTS – 101.7%
(COST $341,826,532)		$564,098,232
COLLATERAL FOR SECURITIES ON LOAN – (1.8%)		(9,720,408)
OTHER ASSETS LESS LIABILITIES – 0.1%		432,130

TOTAL NET ASSETS – 100.0%		$554,809,954

ANNUAL REPORT / April 30, 2017

17    PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $352,934,418. The net unrealized appreciation/(depreciation) of investments was $211,163,814. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $214,082,128 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(2,918,314).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$552,687,450	$—	$—	$552,687,450
Investment Companies	1,649,065	—	—	1,649,065
Rights	27	94	—	121
Warrants	41,188	—	—	41,188
Repurchase Agreements	—	9,720,408	—	9,720,408

Total	$554,377,730	$9,720,502	$—	$564,098,232

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2017, the value of these securities amounted to $94 representing 0.00%** of total net assets.

*	Non-income producing security.
**	Represents less than 0.05%.
§	Affiliated company. See Note 4 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:

LP - Limited Partnership

PLC - Public Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES    18

April 30, 2017	Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$341,826,532	(a)

Investments in repurchase agreements, at value	$9,720,408
Investments in securities, at value (Including $9,480,764 of securities on loan) (Note 2)	554,377,824	(b)

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	564,098,232

Income receivable	526,814
Receivable for shares sold	752,060
Prepaid assets	18,707

TOTAL ASSETS	565,395,813

LIABILITIES:
Overdraft due to custodian	162,300
Payable for investments purchased	251,779
Collateral for securities on loan	9,720,408
Payable for shares redeemed	306,424
Payable for Trustees’ fees	3,305
Pending Litigation (See Note 7)	—
Other accrued expenses	141,643

TOTAL LIABILITIES	10,585,859

NET ASSETS	$554,809,954

NET ASSETS CONSIST OF:

Paid-in capital	$358,735,661
Undistributed net investment income	840,558
Accumulated net realized gain (loss) on investments	(27,037,965)
Net unrealized appreciation (depreciation) of investments	222,271,700

TOTAL NET ASSETS	$554,809,954

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class I
Net Assets	$554,809,954

Shares outstanding (unlimited shares authorized)	28,229,983

Net Asset Value per share	$19.65

(a)	Includes $127,293 of investments in affiliated issuers.
(b)	Includes $250,210 of investments in affiliated issuers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

19    STATEMENT OF OPERATIONS

Year Ended April 30, 2017	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$11,130,405	(a)(b)
Securities lending income	98,756

TOTAL INVESTMENT INCOME	11,229,161

EXPENSES:
Investment advisory fee	2,813,694
Administrative personnel and services fees	180,433
Portfolio accounting and administration fees	185,107
Custodian fees	71,479
Transfer and dividend disbursing agent fees and expenses	129,098
Trustees’ fees	52,280
Professional fees	73,849
Shareholder services fee— Class I	1,406,844
Share registration costs	21,504
Printing and postage	25,954
Miscellaneous	124,539

TOTAL EXPENSES	5,084,781

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(2,271,091)
Waiver of shareholder services fee—Class I	(1,406,844)

TOTAL WAIVERS AND REIMBURSEMENTS	(3,677,935)

Net expenses	1,406,846

Net investment income	9,822,315

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	7,868,520
Net change in unrealized appreciation (depreciation) of investments	76,903,218

Net realized and unrealized gain (loss) on investments	84,771,738

Change in net assets resulting from operations	$94,594,053

(a)	Net of foreign withholding taxes withheld of $2,258.
(b)	Includes $4,589 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS    20

	Wilmington Large-Cap Strategy Fund
	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income	$9,822,315	$9,896,634
Net realized gain (loss) on investments	7,868,520	3,894,999
Net change in unrealized appreciation (depreciation) of investments	76,903,218	(32,021,505)

Change in net assets resulting from operations	94,594,053	(18,229,872)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class I	(10,065,232)	(9,665,314)
Distributions from net realized gain on investments
Class I	—	(43,348,922)

Change in net assets resulting from distributions to shareholders	(10,065,232)	(53,014,236)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class I	80,203,786	449,044,771
Distributions reinvested
Class I	2,699,521	40,639,425
Cost of shares redeemed
Class I	(219,530,415)	(280,509,480)

Change in net assets resulting from share transactions	(136,627,108)	209,174,716

Change in net assets	(52,098,287)	137,930,608
NET ASSETS:
Beginning of year	606,908,241	468,977,633

End of year	$554,809,954	$606,908,241

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$840,558	$894,107

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class I	4,452,169	25,238,721
Distributions reinvested
Class I	149,601	2,328,850
Shares redeemed
Class I	(12,258,584)	(17,083,773)

Net change resulting from share transactions	(7,656,814)	10,483,798

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

21    FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$16.91	$18.46	$17.27	$14.63	$12.84
Income (Loss) From Operations:
Net Investment Income(a)	0.32	0.29	0.28	0.27	0.26
Net Realized and Unrealized Gain (Loss) on Investments	2.75	(0.42)	2.19	2.65	1.79

Total Income (Loss) From Operations	3.07	(0.13)	2.47	2.92	2.05

Less Distributions From:
Net Investment Income	(0.33)	(0.28)	(0.27)	(0.28)	(0.26)
Net Realized Gains	—	(1.14)	(1.01)	—	—

Total Distributions	(0.33)	(1.42)	(1.28)	(0.28)	(0.26)

Net Asset Value, End of Year	$19.65	$16.91	$18.46	$17.27	$14.63

Total Return	18.32%	(0.87)%	14.52%	20.12%	16.25%
Net Assets, End of Year (000’s)	$554,810	$606,908	$468,978	$397,407	$399,710
Ratios to Average Net Assets
Gross Expense	0.90%	0.89%	0.86%	0.87%	0.88%
Net Expenses(b)	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income	1.75%	1.68%	1.52%	1.71%	1.99%
Portfolio Turnover Rate	18%	81%	15%	29%	24%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS    22

Wilmington Funds

April 30, 2017

1.   ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 1 of which is presented herein (referred to as the “Fund”). The remaining 11 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Class A, Service Class, Select Class, Administrative Class and Institutional Class are not available for the Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Fund utilizes a fair value approach. The fair value of the Fund’s portfolio securities are determined as follows:

• for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

• in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

• investments in open-end regulated investment companies are valued at net asset value (“NAV”);

• for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value; and

• for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between levels based on valuations at the beginning of the period. The Fund may hold securities which are periodically fair valued in accordance with the Fund’s fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the year. As of April 30, 2017, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels

ANNUAL REPORT / April 30, 2017

23    NOTES TO FINANCIAL STATEMENTS     (continued)

assigned to securities at the beginning of the period. Pursuant to the Fund’s fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies), and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and non-exchange traded derivatives are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements - Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is the Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund
Deutsche Bank Securities, Inc.	$1,800,749	$1,800,749	$—	$—
HSBC Securities USA, Inc.	1,800,749	1,800,749	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,800,749	1,800,749	—	—
Mizuho Securities USA, Inc.	1,800,749	1,800,749	—	—
RBC Dominion Securities, Inc.	1,800,749	1,800,749	—	—
Royal Bank of Scotland PLC	716,663	716,663	—	—

	$9,720,408	$9,720,408	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly.

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS     (continued)    24

Federal Taxes – It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2017, the Fund did not incur any interest or penalties.

Warrants and Rights – The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Fund is not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities –The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolio of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2017, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received (1)	Net Amount(2)
Large-Cap Strategy Fund	$9,480,764	$9,480,764	$—

(1) Collateral with a value of $9,720,408 has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.   FEDERAL TAX INFORMATION

As of April 30, 2017, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax returns filed for the years ended 2016, 2015 and 2014, as well as the current year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the “mark-to-market” of passive foreign investment companies and losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets of the Fund nor the NAV of a class of the Fund.

For the year ended April 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large-Cap Strategy Fund	$—	$189,368	$(189,368)

ANNUAL REPORT / April 30, 2017

25    NOTES TO FINANCIAL STATEMENTS    (continued)

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2017		2016
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Large-Cap Strategy Fund	$10,065,232	$—	$10,084,312	$42,929,924

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals
Large-Cap Strategy Fund	$832,682	$—	$—	$211,163,814	$(15,922,203)	$—

At April 30, 2017, the Fund had capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total Capital Loss Carryforwards
Large-Cap Strategy Fund	$15,922,203	$—	$15,922,203

4.   ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to the Fund. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Fund pays WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of the Fund’s average daily net assets as described below. WFMC, not the Fund, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Strategy Fund	0.50%

WFMC and the Fund’s shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed 0.25% for the Fund’s Class I Shares. Neither WFMC nor the Fund’s distributor will recoup previously waived fees/expenses in subsequent years.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2017, neither WFMC nor BNYM waived any administrative personnel and services fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS, the Fund may pay up to 0.25% of the average daily net assets of the Fund’s Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS    26

Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s shares for whom M&T provides shareholder services. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For year ended April 30, 2017, no affiliates of the Advisor received these fees.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during year ended April 30, 2017 are as follows:

Fund/Affiliated Security Name	Balance of Shares Held 4/30/2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/17	Value at 4/30/17	Dividend Income	Realized Gain/(Loss)
Large-Cap Strategy Fund:
M&T Bank Corp.	1,610	—	—	1,610	$250,210	$4,589	$—

The Fund may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for year ended April 30, 2017 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$68,324

5.   INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the year ended April 30, 2017 were $102,333,007 and $238,091,201, respectively.

6.   LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2018.

The Fund did not utilize the LOC for the year ended April 30, 2017.

7.   LEGAL PROCEEDINGS

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business. For example, a court-appointed trustee on behalf of the unsecured creditors of Tribune Co. (the “Trustee”), together with certain individual creditors of the company (the “Individual Creditors”) filed actions against former Tribune shareholders who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These cases are consolidated in a Multi-District Litigation (“MDL”) in the U.S. District Court for the Southern District of New York. There are thousands of defendants in the MDL, including the Large-Cap Strategy Fund (the “Fund”). The suits all seek the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO, but by different legal theories. The trial court has dismissed all claims against the shareholder defendants, subject to appeal. The dismissal of the Trustee’s claims will be certified for appeal to the U.S. Court of Appeals for the Second Circuit (the “Second Circuit”). The Second Circuit has already affirmed the trial court’s dismissal of the Individual Creditors’ claims. The Individual Creditors, however, petitioned the U.S. Supreme Court for review of the Second Circuit’s ruling, and that petition is pending.

Although management currently believes that the resolution of the claims against the Fund, individually or in the aggregate, will not have a materially adverse impact on the Fund’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters could change in the future. Litigation counsel to the Fund in the MDL does not believe that it is possible, at this stage in the proceedings, to predict with any reasonable certainty the probable outcome of the MDL or quantify the ultimate exposure to the Fund arising from the MDL. Until the Fund can do so, no reduction of its net asset value will be made relating to the MDL. However, even if the plaintiffs in the MDL were to obtain the full recovery they seek, the amount would be less than 0.05% of

ANNUAL REPORT / April 30, 2017

27    NOTES TO FINANCIAL STATEMENTS    (continued)

the Fund’s net asset value as of April 30, 2017. The Fund cannot predict what its size might be at the time that the cost of the MDL might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of the Fund will pay or receive, as the case may be, a price based on net asset value of the Fund, with no adjustment relating to the MDL. The attorneys’ fees and costs relating to the MDL will be taken as expenses by the Fund as incurred and in a manner similar to any other expense incurred by the Fund.

8.   RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

9.   SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Fund’s financial statements through this date.

10.   FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2017, the Fund designates the following percentage, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Strategy Fund	97.33%

For the fiscal year ended April 30, 2017, the Fund designates the following percentage of the ordinary income dividends, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large-Cap Strategy Fund	100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to shareholders credits of foreign taxes paid.

April 30, 2017 / ANNUAL REPORT

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wilmington Large-Cap Strategy Fund (one of the series constituting the Wilmington Funds) (the “Fund”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Large-Cap Strategy Fund (one of the series constituting the Wilmington Funds) at April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2017

ANNUAL REPORT / April 30, 2017

29    BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.

Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD) (2015 to present); Senior Vice President of M&T Bank.

Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2015); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    30

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2017 (unaudited)

31    BOARD OF TRUSTEES AND TRUST OFFICERS

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017

Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President, Wilmington Funds Management Corporation Group; Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors,Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    32

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to

present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2017 (unaudited)

33

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2017 / ANNUAL REPORT

    34

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2017

35

•Information or data entered into a website will be retained.

•Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2017 / ANNUAL REPORT

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WILMINGTON

FUNDS

April 30, 2017

PRESIDENT’S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Fixed Income Funds

Wilmington Broad Market Bond Fund Wilmington Intermediate-Term Bond Fund Wilmington Short-Term Bond Fund Wilmington Municipal Bond Fund Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2016 through April 30, 2017. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc., the Trust’s investment advisor and subadvisor, respectively, have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

Economic blips and trends

During the just completed fiscal year, investors in the Wilmington Funds were treated to a combination of significant blips and major trends. At the very outset of the fiscal year, the British, in a move that caught almost everyone off guard, voted to leave the European Union. The so-called “Brexit” vote created a major downdraft in the equity markets but this turned out to be a blip as prices quickly recovered setting the stage for further gains to come.

On the trending side of the ledger, the economy cruised in the second half of 2016, delivering annualized growth of 3.5% in the third quarter and 2.1% in the fourth quarter. But in the first quarter of 2017, growth slowed to an annualized 0.7%, the weakest in three years.i Credit consumers for both the good and the bad.

Consumer spending, which accounts for more than two-thirds of U.S. economic activity, has pretty much carried the economy throughout the recovery from the Great Recession. After 22 consecutive quarters contributing at least 1% annualized growth in gross domestic product (GDP), consumption accounted for just 0.2% of growth in the first quarter of 2017.i At the same time, however, business investment in fixed goods contributed 1.1% of annualized growth in the first quarter, the strongest showing in 11 quarters.i

ihttps://www.bea.gov/national/index.htm#gdp

Despite weak growth in personal income so far this year, we see reasons to believe consumers will keep spending:

•	Sentiment has remained unusually high. The University of Michigan Consumer Sentiment Index hasn’t showed such strength over a four-month period since just after George W. Bush became president.ii

•	Bad weather and delayed tax refunds accounted for much of the first-quarter weakness.

•	Unemployment has fallen to 4.4%, a 10-year low, on the strength of consistent job growth. Over the last three years, nonfarm payrolls have grown by an average of 215,000 jobs per month.iii

While consumers have pulled their weight economically, businesses have been less consistent; given the historical quarter-to-quarter lumpiness of nonresidential investment, it’s too early to call strong first-quarter business spending a trend. Still, after nearly eight years in recovery, the economy has demonstrated an ability to keep its footing even if corporate America doesn’t pitch in. The Bloomberg consensus calls for GDP growth of 2.2%, but we are looking for stronger growth at 3.0%.

iihttp://www.sca.isr.umich.edu/files/chicsh.pdf

iiihttps://www.bls.gov/news.release/empsit.nr0.htm

Uncertainty burns bond market

The 10-year Treasury note yields 2.25%, a number that looks different depending on your perspective.

•

The yield has risen a full percentage point from July’s record low of 1.37%.iv Last summer boasted a great backdrop for bonds. Investor uncertainty about the direction of the stock market drove many to fixed income, and the lack of interest rate hikes had bond investors riding high. Since then, stocks have rallied and the Federal Reserve (the “Fed”) has boosted the federal funds rate twice.

•

The 10-year note’s current yield is less than half the average of 6.3% since 1962.iv With short-term interest rates held artificially low for more than eight years, the financial markets have no precedent for how bonds will respond when interest rates finally do revert to historical norms.

Uncertainty about both the pace of interest-rate hikes and the bond market’s reaction to them has contributed to lackluster returns over the last year.

ivhttps://www.federalreserve.gov/datadownload/

The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 0.83% in the 12 months ended April 30. Few of the broad index’s component sectors impressed, though the 2.74% return of the Bloomberg Barclays U.S. Credit Bond Index2 outperformed the -0.65% return of the Bloomberg Barclays U.S. Treasury Bond Index3. The bright-spot was high yield, with the Bloomberg

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

ii

Barclays U.S. Corporate High Yield Bond Index4 returning 13.30% for the year—which makes sense, since this is the bond group most highly correlated with stocks, which delivered excellent returns.

Neither foreign bonds nor municipals provided much relief. The Bloomberg Barclays Global Aggregate ex-USD Index5 fell -4.51% and the Bloomberg Barclays Municipal Bond Index6 returned an unexciting 0.14% over the last year.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain Bloomberg Barclays indices performed as follows7:

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Mortgage-Backed Securities Index[8]	Bloomberg Barclays U.S. Credit Bond Index	Bloomberg Barclays Municipal Bond Index
0.83%	-0.65%	0.66%	2.74%	0.14%

Assumes holding periods from May 1, 2016 through April 30, 2017

Stocks a study in contradictions relative to bonds

The S&P 500 Index9 of large-cap stocks returned 17.92%, while the S&P MidCap 40010 and S&P SmallCap 60011 indices did even better, returning 20.46% and 24.26%, respectively. Even international stocks pulled out of their multiyear funk, with the MSCI EAFE (Net) Index12, returning 11.29% and the MSCI Emerging Markets (Net) Index13 19.13%— performance greater than they managed in the previous five years combined. These gains were propelled by three major factors including: the acceleration of economic growth during the second half of 2016, the rebound from the earnings recession that had gripped corporate performance since 2015, and the election, which ushered in hopes for more active pro-growth policies from Washington.

Investors have been slow to pick up on these gains which have made this one of the most disliked bull markets in recent equity market history. However, the surge in prices is well founded in both economic fundamentals which have seen job growth continue at a strong pace while corporate profits improve, expanding at a 14% pace in the first quarter of 2017.

The Trump administration hasn’t made the progress on tax cuts and infrastructure spending many expected, and most market sectors have come down substantially from their post-election highs. Economically sensitive sectors such as industrials and technology have returned at least 14% over the last six months.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-USD (Net) Index[16]
17.92%	20.90%	28.18%	12.59%

Dealing with blips and trends is a key part to managing our investor’s money and we will continue to do so making sure that we properly identify the trend signal and avoid the blip noises.

Sincerely,

Christopher D. Randall

President, Wilmington Funds

May 25, 2017

April 30, 2017 (unaudited) / PRESIDENT’S MESSAGE

iii

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1.	Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.
2.	Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
3.	Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
4.	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.
5.	Bloomberg Barclays Global Aggregate ex-USD Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.
6.	Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
8.	Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
9.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
10.	The S&P MidCap 400 Index measures the performance of approximately 400 stocks listed on U.S. exchanges. Most of the stocks in the index are mid-capitalization U.S. issues. The index accounts for roughly 7% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.
11.	The S&P SmallCap 600 Index measures the performance of approximately 600 stocks listed on U.S. exchanges. Most of the stocks in the index are small-capitalization U.S. issues. The index accounts for roughly 3% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.
12.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
13.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
14.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
16.	The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. The index is unmanaged and it is not possible to invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

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1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, the Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 0.22%* for Class A Shares and 0.54%* for Class I Shares, versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index**, which had a total return of 0.83%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 2.26%.

Interest rates moved higher over the past year in response to continued improvement in the labor market. The unemployment rate declined to 4.4%, its lowest rate since 2007. The Federal Reserve (the “Fed”) reacted to the improving labor market by raising interest rates twice during the year, moving the Fed Funds target up to a range of 0.75% to 1%. The Fed also expects to raise interest rates two more times in 2017. Interest rates moved dramatically higher in the 4th quarter of 2016 in response to the election of Donald Trump, a republican congress and the expectation for tax reform and a fiscal stimulus package which will lead to stronger economic growth. The yield curve flattened slightly as longer-term interest rates rose by less than shorter-term interest rates which are more affected by the Fed’s decision to raise interest rates. Short-term interest rates moved approximately  1⁄2 of one percent higher while the 30-year Treasury yield increased by only 27 basis points (“bps”). Prior to the aforementioned rise of interest rates, the 10-year Treasury yield recorded an all time low yield of 1.32% in July of 2016 in response to the British exit (“Brexit”) vote and fears of an economic slowdown.

The economy continued to grow at a slow pace of 2% as measured by the gross domestic product (“GDP”). The consumer continued to be a bright spot as strong auto sales contributed to personal consumption expanding at a 2.8% over the past year. Inflation continues to be well behaved as consumer prices excluding food and energy increased at a 2% rate over the past year while wages increased by a 2.5% rate. Oil prices over the past year have remained in range of $40 to $55 per barrel.

The corporate sector of the bond market outperformed for the year, producing 3.76% of excess return. Calendar year-2016 was the fourth best year ever for the corporate sector as measured by excess return. Risk premiums tightened by 30 bps to an average risk premium of 116 bps on the Bloomberg Barclays U.S. Investment Grade Corporate Index. The outperformance can be attributed to the continued search for yield, especially from foreign investors and expectations for moderate economic growth. The energy sector was one of the best performing industries as oil prices recovered from the low levels of early 2016. The sector produced 9.49% of excess return for the year ended April 30, 2017. Calender year-2016 was another year of record issuance with over $1.4 trillion in new issuance.

The mortgage-backed sector underperformed for the year, producing -4.00 bps of excess return. The underperformance was precipitated by Fed officials starting to discuss shrinking their balance sheet which will result in the Fed tapering their monthly reinvestment of paydowns back into the market. Private investors are requiring wider risk premiums to compensate for this risk, thus the continued underperformance of the sector.

The Fund’s relative performance can be attributed to our security selection. Our lack of lower quality energy bonds detracted from performance. Our sector strategy of overweighting the corporate sector aided performance as did our strategy to underweight the mortgage sector which underperformed. Our duration strategy to remain shorter than the benchmark’s duration also aided performance as interest rates moved higher during the fiscal year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.31%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross domestic product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

The Bloomberg Barclays U.S. Investment Grade Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (“bps”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

British exit (“Brexit”) - the decision by British voters to leave the European Union.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2017 (unaudited) / ANNUAL REPORT

2

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Broad Market Bond Fund; from April 30, 2007 to April 30, 2017, compared to the Bloomberg Barclays U.S. Aggregate Bond Index (“BBAB”).2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.31%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/17

	1 Year	5 Years	10 Years

Class A^	-4.31%	1.02%	3.36%

Class I^	0.54%	2.30%	4.14%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.83%	2.27%	4.30%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.10% and 0.90%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.85% and 0.55%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions .
2	The performance for the BBAB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged .

ANNUAL REPORT / April 30, 2017 (unaudited)

3

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, the Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 0.16%* for Class A Shares, and 0.40%* for Class I Shares, versus its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index**, which had a total return of 0.78% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 1.50%.

Interest rates moved higher over the past year in response to continued improvement in the labor market. The unemployment rate declined to 4.4%, its lowest rate since 2007. The Federal Reserve (the “Fed”) reacted to the improving labor market by raising interest rates twice during the year, moving the Fed Funds target up to a range of 0.75% to 1%. The Fed also expects to raise interest rates two more times in 2017. Interest rates moved dramatically higher in the fourth quarter of 2016 in response to the election of Donald Trump, a republican congress and the expectation for tax reform and a fiscal stimulus package which will lead to stronger economic growth. The yield curve flattened slightly as longer-term interest rates rose by less than shorter-term interest rates which are more affected by the Fed’s decision to raise interest rates. Short-term interest rates moved approximately  1⁄2 of one percent higher while the 30-year Treasury yield increased by only 27 basis points (“bps”). Prior to the aforementioned rise of interest rates, the 10-year Treasury yield recorded an all time low yield of 1.32% in July of 2016 in response to the British exit (“Brexit”) vote and fears of an economic slowdown.

The economy continued to grow at a slow pace of 2% as measured by the gross domestic product (“GDP”). The consumer continued to be a bright spot as strong auto sales contributed to personal consumption expanding at a 2.8% over the past year. Inflation continues to be well behaved as consumer prices excluding food and energy increased at a 2% rate over the past year while wages increased by a 2.5% rate. Oil prices over the past year have remained in range of $40 to $55 per barrel.

The corporate sector of the bond market outperformed for the year, producing 3.76% of excess return. Calendar year-2016 was the fourth best year ever for the corporate sector as measured by excess return. Risk premiums tightened by 30 bps to an average risk premium of 116 bps on the Bloomberg Barclays U.S. Investment Grade Corporate Index. The outperformance can be attributed to the continued search for yield, especially from foreign investors and expectations for moderate economic growth. The energy sector was one of the best performing industries as oil prices recovered from the low levels of early 2016. The sector produced 9.49% of excess return for the year ended April 30, 2017. Calendar year-2016 was another year of record issuance with over $1.4 trillion in new issuance.

The mortgage-backed sector underperformed for the year, producing -4.00 bps of excess return. The underperformance was precipitated by Fed officials starting to discuss shrinking their balance sheet which will result in the Fed tapering their monthly reinvestment of paydowns back into the market. Private investors are requiring wider risk premiums to compensate for this risk, thus the continued underperformance of the sector.

The Fund’s relative performance was partially due to positioning within the corporate sector. Although the Fund maintained an overweight to credit for most of the year, positions were more heavily weighted to Financials relative to Industrials. Industrial sector excess returns were positive 395 bps compared to 348 basis points of excess return for the financial sector. The Fund’s duration position has been short the benchmark index for most of the year. This positioning benefitted performance following the U.S. Presidential election in November as interest rates rose significantly through year-end. However, duration positioning has been a modest drag to performance during 2017 as interest rates have declined from levels from the beginning of the year. Currently, the portfolio’s duration is equal to the benchmark. Positions are weighted more heavily towards the 7-10 year part of the curve. We expect further Fed tightening throughout the year which should place additional pressure on short-term rates and flatten the yield curve. The Fund maintains an overweight position to credit. We expect flows into investment grade bonds will remain strong given low global yields. In addition, fundamentals remain stable as illustrated by solid results during the first quarter of 2017.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.33%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays Intermediate U.S, Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross domestic product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

April 30, 2017 (unaudited) / ANNUAL REPORT

4

The Bloomberg Barclays U.S. Investment Grade Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (“bps”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

British exit (“Brexit”) - the decision by British voters to leave the European Union.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

ANNUAL REPORT / April 30, 2017 (unaudited)

5

WILMINGTON INTERMEDIATE-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Intermediate-Term Bond Fund from April 30, 2007 to April 30, 2017 compared to the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index (“BBIGC”).2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.33%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211

	Average Annual Total Returns for the Periods Ended 4/30/17

	1 Year	5 Years	10 Years

Class A^	-4.33%	0.35%	3.31%

Class I^	0.40%	1.59%	4.07%

Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index[2]	0.78%	1.82%	3.77%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.18% and 0.88%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.93% and 0.53%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions .
2	The performance for the BBIGC assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged .

April 30, 2017 (unaudited) / ANNUAL REPORT

6

WILMINGTON SHORT-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, the Wilmington Short-Term Bond Fund (the “Fund”) had a total return of 0.43%* for Class A Shares and 0.68%* for Class I Shares, versus its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 0.76%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 1.78%.

Interest rates moved higher over the past year in response to continued improvement in the labor market. The unemployment rate declined to 4.4%, its lowest rate since 2007. The Federal Reserve (the “Fed”) reacted to the improving labor market by raising interest rates twice during the year, moving the Fed Funds target up to a range of 0.75% to 1%. The Fed also expects to raise interest rates two more times in 2017. Interest rates moved dramatically higher in the fourth quarter of 2016 in response to the election of Donald Trump, a republican congress and the expectation for tax reform and a fiscal stimulus package which will lead to stronger economic growth. The yield curve flattened slightly as longer-term interest rates rose by less than shorter-term interest rates which are more affected by the Fed’s decision to raise interest rates. Short-term interest rates moved approximately  1⁄2 of one percent higher while the 30-year Treasury yield increased by only 27 basis points (“bps”). Prior to the aforementioned rise of interest rates, the 10-year Treasury yield recorded an all time low yield of 1.32% in July of 2016 in response to the British exit (“Brexit”) vote and fears of an economic slowdown.

The economy continued to grow at a slow pace of 2% as measured by the gross domestic product (“GDP”). The consumer continued to be a bright spot as strong auto sales contributed to personal consumption expanding at a 2.8% over the past year. Inflation continues to be well behaved as consumer prices excluding food and energy increased at a 2% rate over the past year while wages increased by a 2.5% rate. Oil prices over the past year have remained in range of $40 to $55 per barrel.

The corporate sector of the bond market outperformed for the year, producing 3.76% of excess return. Calendar year-2016 was the fourth best year ever for the corporate sector as measured by excess return. Risk premiums tightened by 30 bps to an average risk premium of 116 bps on the Bloomberg Barclays U.S. Investment Grade Corporate Index. The outperformance can be attributed to the continued search for yield, especially from foreign investors and expectations for moderate economic growth. The energy sector was one of the best performing industries as oil prices recovered from the low levels of early 2016. The sector produced 9.49% of excess return for the year ended April 30, 2017. Calendar year-2016 was another year of record issuance with over $1.4 trillion in new issuance.

The mortgage-backed sector underperformed for the year, producing -4.00 bps of excess return. The underperformance was precipitated by Fed officials starting to discuss shrinking their balance sheet which will result in the Fed tapering their monthly reinvestment of paydowns back into the market. Private investors are requiring wider risk premiums to compensate for this risk, thus the continued underperformance of the sector.

Over the past year, the Fund maintained a duration profile that was slightly shorter than that of its Benchmark. In addition, the Fund added to the 5-year part of the yield curve in anticipation of a flatter yield curve. As the Federal Reserve continued in its moderate tightening cycle, the two-year part of the yield curve was expected to underperform the 5-year portion of the curve. The Fund’s yield curve positioning, and over all duration profile, contributed to its relative performance. The Fund continued to seek yield in investment grade corporate securities, and was overweight the sector versus the Index. This also contributed to the Fund’s performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.33%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices

Gross domestic product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Basis Points (“bps”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

British exit (“Brexit”) - the decision by British voters to leave the European Union.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

ANNUAL REPORT / April 30, 2017 (unaudited)

7

WILMINGTON SHORT-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Short-Term Bond Fund from April 30, 2007 to April 30, 2017 compared to the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index (“BB1-3GCB”).2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.33%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/17

	1 Year	5 Years	10 Years

Class A^	-1.33%	0.48%	1.98%

Class I^	0.68%	1.08%	2.38%

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[2]	0.76%	0.93%	2.32%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.11% and 0.73%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.86% and 0.48%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions .
2	The performance for the BB1-3GCB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged .

April 30, 2017 (unaudited) / ANNUAL REPORT

8

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, the Wilmington Municipal Bond Fund (the “Fund”) had a total return of -0.65%* for Class A Shares and -0.39%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 0.28%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of -0.21%.

The market momentum we cited last year continued to be relatively strong into the first few months of the fiscal year ended April 30, 2017. That momentum started to wane in September and October before being violently swept aside in the market turmoil following the surprise presidential election results. However, despite the market’s fear of a “reflation” trade resulting from stimulative fiscal policies, the potential for tax reform lowering corporate and individual tax rates, and a Federal Reserve that was telegraphing multiple upward shifts in short-term interest rates for 2017, the municipal market regained its footing and produced five straight months of positive performance to end the fiscal year.

To provide perspective, we can look at the movement of 10-year high-grade municipal yields at different points during the course of the fiscal year. They began the year at 1.61% on April 30, 2016, then fell about 20 basis points (“bps”) to 1.42% on August 31, 2016 when the market was starting to feel “tired”. Then, after the November rout, those yields rose by over 100 bps to 2.54% on November 30, 2016. Slowly, month by month, yields crept back down to end the fiscal year at 2.14% — a full 40 bps off their highs, but still an increase of 53 bps for the full year.

Performance for the fiscal year reflected the positive influence of yield return which was more than offset by the negative impact on bond prices by the increase in interest rates (recall that interest rates and bond prices have an inverse relationship). Performance, relative to the Lipper peer group, was in the 3rd quartile for the year ended April 30, 2017. Our relative performance was dragged down by weaker third and fourth quarter 2016 results, which reflected a period of overall flat to negative fixed income returns. There are multiple mandates and benchmarks within the intermediate municipal peer group space and our benchmark (S&P Municipal Bond Intermediate Index) is among the longer duration benchmarks. As such, there will be a tendency for our strategies to out-perform during up markets and under-perform in down markets.

Also, during this period, we were more heavily invested in high grade (AAA and AA) securities. While we were not hurt by a further narrowing of credit spreads, they did not widen enough to offset the income given up over lower investment grade securities. During the second half of the fiscal year, we found several instances where headline risk overly impacted market prices and yields for specific issuers and we were able to take advantage of those opportunities. This helped, as our relative performance in the first quarter of 2017 was solidly in the second quartile.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.13%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“bps”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT / April 30, 2017 (unaudited)

9

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Municipal Bond Fund from April 30, 2007 to April 30, 2017 compared to the S&P Municipal Bond Intermediate Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.13%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/17

	1 Year	5 Years	10 Years

Class A^	-5.13%	1.21%	3.23%

Class I^	-0.39%	2.42%	3.97%

S&P Municipal Bond Intermediate Index[2]	0.28%	2.96%	4.56%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.09% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.84% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.
2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2017 (unaudited) / ANNUAL REPORT

10

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2017, the Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of -0.81%* for Class A Shares and -0.55%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 0.28%, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average***, which had a total return of -0.64%.

The market momentum we cited last year continued to be relatively strong into the first few months of the fiscal year ended April 30, 2017. That momentum started to wane in September and October before being violently swept aside in the market turmoil following the surprise presidential election results. However, despite the market’s fear of a “reflation” trade resulting from stimulative fiscal policies, the potential for tax reform lowering corporate and individual tax rates, and a Federal Reserve that was telegraphing multiple upward shifts in short-term interest rates for 2017, the municipal market regained its footing and produced five straight months of positive performance to end the fiscal year.

To provide perspective, we can look at the movement of 10-year high-grade municipal yields at different points during the course of the fiscal year. They began the year at 1.61% on April 30, 2016, then fell about 20 basis points (“bps”) to 1.42% on August 31, 2016 when the market was starting to feel “tired”. Then, after the November rout, those yields rose by over 100 bps to 2.54% on November 30, 2016. Slowly, month by month, yields crept back down to end the fiscal year at 2.14% — a full 40 bps off their highs, but still an increase of 53 bps for the full year.

Performance for the year reflected the positive influence of yield return which was more than offset by the negative impact on bond prices by the increase in interest rates (recall that interest rates and bond prices have an inverse relationship). Performance, relative to the Lipper peer group, was in the second quartile for the year ending April 30, 2017. The performance of New York specific funds lagged the performance on National funds during the quarter, reflecting the special state nature of New York (meaning their in-state demand keeps their yields modestly lower than those of other states).

Our relative performance was slightly weaker during the third and fourth quarter 2016 results, which reflect a period of overall flat to negative fixed income returns. As we have mentioned previously, there are multiple mandates and benchmarks within the intermediate municipal peer group space and our benchmark (S&P Municipal Bond Intermediate Index) is among the longer benchmarks. As such, there will be a tendency for our strategies to out-perform during up markets and under-perform in down markets. However, that was offset by strong relative performance in the second quarter of 2016 and the first quarter of 2017.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.24%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“bps”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT / April 30, 2017 (unaudited)

11

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington New York Municipal Bond Fund from April 30, 2007 to April 30, 2017 compared to the S&P Municipal Bond Intermediate Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.24%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/17

	1 Year	5 Years	10 Years

Class A^	-5.24%	1.03%	2.35%

Class I^	-0.55%	2.22%	3.05%

S&P Municipal Bond Intermediate Index[2]	0.28%	2.96%	4.56%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.23% and 0.85%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.98% and 0.60%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.
2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2017 (unaudited) / ANNUAL REPORT

12

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND
Actual
Class A	$1,000.00	$ 989.10	$4.39	0.89%
Class I	$1,000.00	$ 991.50	$2.72	0.55%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.38	$4.46	0.89%
Class I	$1,000.00	$1,022.07	$2.76	0.55%

WILMINGTON INTERMEDIATE-TERM BOND FUND
Actual
Class A	$1,000.00	$ 994.20	$4.25	0.86%
Class I	$1,000.00	$ 994.90	$2.62	0.53%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.53	$4.31	0.86%
Class I	$1,000.00	$1,022.17	$2.66	0.53%

WILMINGTON SHORT-TERM BOND FUND
Actual
Class A	$1,000.00	$1,000.30	$3.62	0.73%
Class I	$1,000.00	$1,001.50	$2.38	0.48%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.17	$3.66	0.73%
Class I	$1,000.00	$1,022.41	$2.41	0.48%

WILMINGTON MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$ 994.00	$3.66	0.74%
Class I	$1,000.00	$ 996.00	$2.43	0.49%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.12	$3.71	0.74%
Class I	$1,000.00	$1,022.36	$2.46	0.49%

ANNUAL REPORT / April 30, 2017 (unaudited)

13

	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON NEW YORK MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$ 991.10	$4.15	0.84%
Class I	$1,000.00	$ 993.20	$2.92	0.59%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.63	$4.21	0.84%
Class I	$1,000.00	$1,021.87	$2.96	0.59%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2017 (unaudited) / ANNUAL REPORT

14

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	45.3%
U.S. Treasury	28.9%
Mortgage-Backed Securities	20.8%
Commercial Paper	2.8%
Government Agencies	1.0%
Collateralized Mortgage Obligations	0.8%
Enhanced Equipment Trust Certificates	0.2%
Asset-Backed Security	0.1%
Cash Equivalents[1]	4.0%
Other Assets and Liabilities – Net[2]	(3.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represent less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	22.5%
U.S. Treasury	28.9%
AAA / Aaa	0.2%
AA / Aa	1.7%
A / A	10.6%
BBB / Baa	32.2%
BB / Ba	1.1%
D4	0.0%
Not Rated	6.7%
Other Assets and Liabilities – Net[2]	(3.9)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.1%

FINANCIAL SERVICES – 0.1%

LA Arena Funding LLC,
Series 1999-1, Class A, 7.66%, 12/15/26Ω	$477,587	$504,151

TOTAL ASSET-BACKED SECURITY
(COST $477,587)		$504,151

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.3%

Pool Q33547, 3.50%, 5/01/45	1,241,606	1,280,414

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.4%

Series 1988-23, Class C, 9.75%, 9/25/18	493	513

Description	Par Value	Value

Series 2005-29, Class WC, 4.75%, 4/25/35	$31,262	$33,964

Series 2012-114, Class VM, 3.50%, 10/25/25	1,879,807	1,976,953

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,011,430

WHOLE LOAN – 0.1%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 3.59%, 2/25/34Δ	125,346	126,067

Countrywide Home Loan Mortgage
Pass-Through Trust,
Series 2004-8, Class 2A1, 4.50%, 6/25/19	128,850	129,584

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1,
3.67%, 11/25/35Δ	261,501	247,514

ANNUAL REPORT / April 30, 2017

15	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

WaMu Mortgage Pass-Through Certificates,
Series 2004-CB1, Class 1A, 5.25%, 6/25/19	$255,911	$259,690

TOTAL WHOLE LOAN		$762,855

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $4,171,226)		$4,054,699

COMMERCIAL PAPER – 2.8%◆

COMMERCIAL PAPER – 2.8%

Ecolab, Inc.,
1.07%, 5/01/17	4,000,000	3,999,883

Johnson Controls, Inc.,
1.09%, 5/01/17	4,000,000	3,999,881

United Technologies Corp.,
1.17%, 5/08/17	2,000,000	1,999,489

Xcel Energy, Inc.,
1.10%, 5/01/17	4,000,000	3,999,880

TOTAL COMMERCIAL PAPER		$13,999,133

TOTAL COMMERCIAL PAPER
(COST $13,999,553)		$13,999,133

CORPORATE BONDS – 45.3%

AEROSPACE & DEFENSE – 1.1%

L-3 Communications Corp.,
Company Guaranteed, 4.75%, 7/15/20	1,000,000	1,070,317

Lockheed Martin Corp.,
Sr. Unsecured, 1.85%, 11/23/18	2,000,000	2,006,014

Lockheed Martin Corp.,
Sr. Unsecured, 4.70%, 5/15/46	975,000	1,075,939

Rockwell Collins, Inc.,
Sr. Unsecured, 3.50%, 3/15/27	1,600,000	1,626,927

TOTAL AEROSPACE & DEFENSE		$5,779,197

AUTOMOTIVE – 2.0%

Daimler Finance North America LLC,
Company Guaranteed, 2.30%, 1/06/20Ω	2,000,000	2,006,240

Daimler Finance North America LLC,
Company Guaranteed, 3.88%, 9/15/21Ω	250,000	263,065

Ford Motor Credit Co. LLC,
Sr. Unsecured, 3.00%, 6/12/17	1,200,000	1,202,002

Ford Motor Credit Co. LLC,
Sr. Unsecured, 6.63%, 8/15/17	250,000	253,574

Ford Motor Credit Co. LLC,
Sr. Unsecured, 2.15%, 1/09/18#	650,000	651,826

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.75%, 2/01/21	500,000	551,499

Ford Motor Credit Co. LLC,
Sr. Unsecured, 4.25%, 9/20/22	450,000	471,692

General Motors Co.,
Sr. Unsecured, 6.25%, 10/02/43	2,000,000	2,202,306

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17	300,000	302,627

Description	Par Value	Value

General Motors Financial Co., Inc.,
Company Guaranteed, 2.40%, 5/09/19	$1,430,000	$1,433,336

General Motors Financial Co., Inc.,
Company Guaranteed, 2.35%, 10/04/19	1,000,000	999,737

TOTAL AUTOMOTIVE		$10,337,904

BEVERAGES – 0.8%

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 4.90%, 2/01/46	1,125,000	1,233,681

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.60%, 1/15/19	1,900,000	1,923,932

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.53%, 11/15/21	1,000,000	1,001,710

TOTAL BEVERAGES		$4,159,323

BIOTECHNOLOGY – 1.5%

Amgen, Inc.,
Sr. Unsecured, 2.13%, 5/01/20	2,000,000	2,001,979

Amgen, Inc.,
Sr. Unsecured, 4.40%, 5/01/45	2,130,000	2,107,118

Celgene Corp.,
Sr. Unsecured, 2.25%, 5/15/19	1,500,000	1,509,129

Celgene Corp.,
Sr. Unsecured, 4.63%, 5/15/44	1,390,000	1,408,787

Gilead Sciences, Inc.,
Sr. Unsecured, 4.60%, 9/01/35	650,000	678,929

TOTAL BIOTECHNOLOGY		$7,705,942

BUILDING PRODUCTS – 0.0%**

Johnson Controls International PLC,
Sr. Unsecured, 4.63%, 7/02/44	100,000	104,703

CAPITAL MARKETS – 1.8%

Bank of New York Mellon Corp. (The),
Subordinated, MTN, 3.00%, 10/30/28	775,000	747,233

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	270,827

Charles Schwab Corp. (The),
Sr. Unsecured, 2.20%, 7/25/18	1,370,000	1,379,638

Charles Schwab Corp. (The),
Sr. Unsecured, 4.45%, 7/22/20	250,000	267,740

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 2.31%, 4/23/20Δ	425,000	431,320

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 2.33%, 9/15/20Δ	1,425,000	1,449,386

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 3.00%, 4/26/22	915,000	921,532

Morgan Stanley,
Sr. Unsecured, GMTN, 2.37%, 5/08/24Δ	2,000,000	2,009,645

Morgan Stanley,
Sr. Unsecured, MTN, 3.13%, 7/27/26	340,000	328,728

Morgan Stanley,
Subordinated, GMTN, 4.35%, 9/08/26	505,000	522,487

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	847,000	861,154

TOTAL CAPITAL MARKETS		$9,189,690

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

COMMERCIAL BANKS – 5.0%

BB&T Corp.,
Sr. Unsecured, MTN, 2.45%, 1/15/20	$1,640,000	$1,659,466

BB&T Corp.,
Sr. Unsecured, MTN, 1.80%, 4/01/22Δ	2,000,000	2,004,169

Branch Banking & Trust Co.,
Subordinated, 3.80%, 10/30/26	1,000,000	1,054,337

Commonwealth Bank of Australia,
Sr. Unsecured, 1.52%, 3/12/18Δ,Ω	1,000,000	1,001,352

Fifth Third Bancorp,
Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,295,283

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	530,000	556,609

Fifth Third Bank,
Sr. Unsecured, 1.35%, 6/01/17	1,000,000	1,000,011

KeyBank NA,
Sr. Unsecured, 1.70%, 6/01/18	2,500,000	2,503,765

KeyCorp,
Sr. Unsecured, MTN, 2.90%, 9/15/20	750,000	763,859

PNC Bank NA,
Sr. Unsecured, MTN, 2.40%, 10/18/19	1,500,000	1,517,270

PNC Bank NA,
Subordinated Note, BKNT, 2.95%, 1/30/23	350,000	353,683

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	1,500,000	1,570,676

SunTrust Banks, Inc.,
Sr. Unsecured, 2.50%, 5/01/19	2,000,000	2,019,920

SunTrust Banks, Inc.,
Sr. Unsecured, 2.90%, 3/03/21	1,475,000	1,498,294

Toronto-Dominion Bank (The),
Sr. Unsecured, GMTN, 1.75%, 7/23/18	2,500,000	2,505,180

US Bancorp,
Subordinated, MTN, 2.95%, 7/15/22	2,000,000	2,030,858

US Bank NA/Cincinnati OH,
Sr. Unsecured, BKNT, 2.13%, 10/28/19	2,000,000	2,015,824

TOTAL COMMERCIAL BANKS		$25,350,556

COMMERCIAL FINANCE – 0.1%

General Electric Co.,
Subordinated Note, 5.30%, 2/11/21	250,000	278,573

COMMERCIAL SERVICES & SUPPLIES – 0.4%

Total System Services, Inc.,
Sr. Unsecured, 2.38%, 6/01/18	1,900,000	1,907,885

COMPUTERS – 0.4%

Apple, Inc.,
Sr. Unsecured, 1.05%, 5/05/17	1,580,000	1,580,033

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 2.45%, 10/05/17	664,000	665,991

TOTAL COMPUTERS		$2,246,024

CONSUMER FINANCE – 1.0%

American Express Co.,
Sr. Unsecured, 1.64%, 5/22/18Δ	655,000	657,898

Description	Par Value	Value

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	$800,000	$795,484

American Express Credit Corp.,
Sr. Unsecured, MTN, 2.20%, 3/03/20	1,000,000	1,006,000

Capital One Financial Corp.,
Sr. Unsecured, 2.45%, 4/24/19	750,000	754,353

Capital One NA,
Sr. Unsecured, 2.35%, 1/31/20	1,000,000	1,001,221

Capital One NA,
Sr. Unsecured, BKNT, 1.65%, 2/05/18	680,000	680,003

TOTAL CONSUMER FINANCE		$4,894,959

DIVERSIFIED FINANCIAL SERVICES – 3.4%

Bank of America Corp.,
Sr. Unsecured, 2.00%, 1/11/18	1,275,000	1,278,353

Bank of America Corp.,
Sr. Unsecured, MTN, 2.23%, 3/22/18Δ	1,500,000	1,511,170

Bank of America Corp.,
Sr. Unsecured, MTN, 3.25%, 10/21/27	1,095,000	1,052,472

Bank of America Corp.,
Subordinated, MTN, 4.25%, 10/22/26	1,000,000	1,022,008

Berkshire Hathaway Finance Corp.,
Company Guaranteed, 4.30%, 5/15/43	425,000	446,038

Citigroup, Inc.,
Sr. Unsecured, 1.70%, 4/27/18	1,685,000	1,685,356

Citigroup, Inc.,
Sr. Unsecured, 6.13%, 5/15/18	275,000	286,865

Citigroup, Inc.,
Subordinated, 4.13%, 7/25/28	1,150,000	1,146,481

FMR LLC,
Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,292,311

JPMorgan Chase & Co.,
Sr. Unsecured, 6.00%, 1/15/18	150,000	154,601

JPMorgan Chase & Co.,
Sr. Unsecured, 4.63%, 5/10/21	100,000	108,197

JPMorgan Chase & Co.,
Sr. Unsecured, MTN, 2.30%, 8/15/21	700,000	695,456

JPMorgan Chase & Co.,
Series H, Sr. Unsecured, 1.70%, 3/01/18	1,600,000	1,601,849

JPMorgan Chase Capital XXIII,
Limited Guarantee, 2.04%, 5/15/47Δ	1,000,000	872,500

Wells Fargo & Co.,
Sr. Unsecured, 2.10%, 7/26/21	2,000,000	1,972,382

Wells Fargo & Co.,
Subordinated, MTN, 4.40%, 6/14/46	2,075,000	2,025,746

TOTAL DIVERSIFIED FINANCIAL SERVICES		$17,151,785

ELECTRIC – 2.7%

Appalachian Power Co.,
Series K, Sr. Unsecured, 5.00%, 6/01/17	1,500,000	1,504,205

Baltimore Gas & Electric Co.,
Sr. Unsecured, 3.50%, 8/15/46	1,550,000	1,435,210

Commonwealth Edison Co.,
1st Mortgage, 3.80%, 10/01/42	1,000,000	973,294

ANNUAL REPORT / April 30, 2017

17	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Consolidated Edison, Inc.,
Sr. Unsecured, 2.00%, 5/15/21	$750,000	$739,959

Dominion Resources, Inc.,
Sr. Unsecured, 2.50%, 12/01/19	1,500,000	1,515,979

DTE Energy Co.,
Series F, Sr. Unsecured, 3.85%, 12/01/23	305,000	317,777

Entergy Arkansas, Inc.,
1st Mortgage, 4.95%, 12/15/44	1,000,000	1,025,486

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20	1,300,000	1,403,341

Exelon Generation Co. LLC,
Sr. Unsecured, 6.20%, 10/01/17	650,000	661,341

FirstEnergy Corp.,
Series A, Sr. Unsecured, 2.75%, 3/15/18	1,285,000	1,289,879

FirstEnergy Transmission LLC,
Sr. Unsecured, 4.35%, 1/15/25Ω	2,250,000	2,364,234

System Energy Resources, Inc.,
1st Mortgage, 4.10%, 4/01/23	500,000	518,051

TOTAL ELECTRIC		$13,748,756

ELECTRONICS – 0.4%

Corning, Inc.,
Sr. Unsecured, 1.50%, 5/08/18	2,000,000	1,996,260

ENVIRONMENTAL CONTROL – 0.6%

Waste Management, Inc.,
Company Guaranteed, 3.50%, 5/15/24	1,255,000	1,315,728

Waste Management, Inc.,
Company Guaranteed, 4.10%, 3/01/45	1,520,000	1,548,494

TOTAL ENVIRONMENTAL CONTROL		$2,864,222

FOOD – 1.2%

Kraft Foods Group, Inc.,
Company Guaranteed, 2.25%, 6/05/17	2,000,000	2,001,742

Kraft Heinz Foods Co.,
Company Guaranteed, 1.60%, 6/30/17	850,000	850,158

Kraft Heinz Foods Co.,
Company Guaranteed, 5.20%, 7/15/45	500,000	531,689

Kroger Co.,
Company Guaranteed, 8.00%, 9/15/29	500,000	680,682

Kroger Co.,
Sr. Unsecured, 2.95%, 11/01/21	1,750,000	1,776,582

TOTAL FOOD		$5,840,853

FOOD PRODUCTS – 0.6%

General Mills, Inc.,
Sr. Unsecured, 1.40%, 10/20/17	2,000,000	2,001,801

McCormick & Co., Inc.,
Sr. Unsecured, 5.75%, 12/15/17	500,000	513,229

McCormick & Co., Inc.,
Sr. Unsecured, 3.90%, 7/15/21	500,000	531,638

TOTAL FOOD PRODUCTS		$3,046,668

FOREST PRODUCTS & PAPER – 0.6%

International Paper Co.,
Sr. Unsecured, 4.75%, 2/15/22	1,665,000	1,823,421

Description	Par Value	Value

International Paper Co.,
Sr. Unsecured, 4.40%, 8/15/47	$1,500,000	$1,468,530

TOTAL FOREST PRODUCTS & PAPER		$3,291,951

HEALTH CARE EQUIPMENT & SUPPLIES – 0.8%

Abbott Laboratories,
Sr. Unsecured, 2.35%, 11/22/19	1,275,000	1,282,776

Becton Dickinson and Co.,
Sr. Unsecured, 1.80%, 12/15/17	518,000	517,704

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 4.70%, 5/01/20	1,000,000	1,070,841

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 3.30%, 2/15/22	1,100,000	1,129,910

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$4,001,231

HEALTH CARE PROVIDERS & SERVICES – 0.7%

Anthem, Inc.,
Sr. Unsecured, 2.30%, 7/15/18	2,500,000	2,514,280

UnitedHealth Group, Inc.,
Sr. Unsecured, 6.00%, 6/15/17	250,000	251,445

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.40%, 12/15/17	450,000	450,074

UnitedHealth Group, Inc.,
Sr. Unsecured, 3.95%, 10/15/42	290,000	290,569

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,506,368

HOME FURNISHINGS – 0.6%

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,638,470

Whirlpool Corp.,
Sr. Unsecured, 4.50%, 6/01/46	1,320,000	1,335,499

Whirlpool Corp.,
Sr. Unsecured, MTN, 5.15%, 3/01/43	210,000	227,752

TOTAL HOME FURNISHINGS		$3,201,721

INSURANCE – 2.4%

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	1,450,000	1,531,667

CNA Financial Corp.,
Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,121,049

CNA Financial Corp.,
Sr. Unsecured, 3.95%, 5/15/24	950,000	985,219

Lincoln National Corp.,
Sr. Unsecured, 4.20%, 3/15/22	1,000,000	1,063,501

Lincoln National Corp.,
Sr. Unsecured, 3.63%, 12/12/26	1,380,000	1,394,103

MetLife, Inc.,
Series A, Sr. Unsecured, 6.82%, 8/15/18	3,000,000	3,196,011

Principal Financial Group, Inc.,
Company Guaranteed, 3.30%, 9/15/22	250,000	256,626

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,080,818

WR Berkley Corp.,
Sr. Unsecured, 4.75%, 8/01/44	1,715,000	1,725,977

TOTAL INSURANCE		$12,354,971

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

MEDIA – 1.6%

21st Century Fox America, Inc.,
Company Guaranteed, 4.75%, 11/15/46#	$1,000,000	$1,019,583

CBS Corp.,
Company Guaranteed, 1.95%, 7/01/17	2,000,000	2,001,453

CBS Corp.,
Company Guaranteed, 4.60%, 1/15/45	1,100,000	1,100,340

Charter Communications Operating LLC,
Sr. Secured, 3.58%, 7/23/20	1,500,000	1,552,089

Time Warner, Inc.,
Company Guaranteed, 4.85%, 7/15/45	1,190,000	1,161,744

Walt Disney Co. (The),
Sr. Unsecured, GMTN, 4.13%, 6/01/44	565,000	580,612

Walt Disney Co. (The),
Sr. Unsecured, MTN, 3.00%, 7/30/46#	615,000	522,025

TOTAL MEDIA		$7,937,846

METALS & MINING – 0.2%

Barrick Gold Corp.,
Sr. Unsecured, 5.25%, 4/01/42	1,000,000	1,108,261

MISCELLANEOUS MANUFACTURING – 0.5%

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	1,135,000	1,150,501

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	480,000	495,231

Textron, Inc.,
Sr. Unsecured, 3.88%, 3/01/25	750,000	770,181

TOTAL MISCELLANEOUS MANUFACTURING		$2,415,913

OIL & GAS – 1.8%

Chevron Corp.,
Sr. Unsecured, 1.72%, 6/24/18	2,000,000	2,016,530

ConocoPhillips Co.,
Company Guaranteed, 4.20%, 3/15/21#	335,000	358,543

Exxon Mobil Corp.,
Sr. Unsecured, 1.82%, 3/15/19	925,000	933,701

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	745,000	745,895

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	1,450,000	1,571,932

Schlumberger Holdings Corp.,
Sr. Unsecured, 3.63%, 12/21/22Ω	1,500,000	1,570,439

Southern Co. Gas Capital Corp.,
Company Guaranteed, 3.95%, 10/01/46	1,425,000	1,331,417

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	563,000	568,114

TOTAL OIL & GAS		$9,096,571

PHARMACEUTICALS – 1.4%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	1,485,000	1,499,697

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	460,000	446,427

Cardinal Health, Inc.,
Sr. Unsecured, 4.50%, 11/15/44	650,000	631,239

Description	Par Value	Value

Express Scripts Holding Co.,
Company Guaranteed, 4.80%, 7/15/46	$2,000,000	$1,948,482

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	940,000	987,118

Medtronic, Inc.,
Company Guaranteed, 1.50%, 3/15/18	700,000	699,917

Teva Pharmaceutical
Finance Netherlands III BV,
Company Guaranteed, 4.10%, 10/01/46#	1,000,000	864,015

TOTAL PHARMACEUTICALS		$7,076,895

PIPELINES – 2.7%

Energy Transfer LP,
Sr. Unsecured, 2.50%, 6/15/18	1,000,000	1,009,842

Energy Transfer LP,
Sr. Unsecured, 3.60%, 2/01/23	870,000	881,300

Energy Transfer LP,
Sr. Unsecured, 5.30%, 4/15/47	2,250,000	2,220,096

Enterprise Products Operating LLC,
Company Guaranteed, 4.95%, 10/15/54	500,000	509,980

Enterprise Products Operating LLC,
Series B, Company Guaranteed,
7.03%, 1/15/68Δ	2,000,000	2,070,000

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19	1,965,000	1,983,278

Kinder Morgan Energy Partners LP,
Company Guaranteed, 5.40%, 9/01/44	1,000,000	1,020,445

MPLX LP,
Sr. Unsecured, 5.20%, 3/01/47	1,065,000	1,092,956

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	1,000,000	1,146,082

Spectra Energy Partners LP,
Sr. Unsecured, 3.50%, 3/15/25	670,000	664,119

Spectra Energy Partners LP,
Sr. Unsecured, 4.50%, 3/15/45	1,125,000	1,094,002

TOTAL PIPELINES		$13,692,100

REAL ESTATE INVESTMENT TRUSTS – 3.6%

American Tower Corp.,
Sr. Unsecured, 3.40%, 2/15/19	2,000,000	2,047,599

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	415,000	454,670

American Tower Corp.,
Sr. Unsecured, 3.13%, 1/15/27	1,000,000	955,129

AvalonBay Communities, Inc.,
Sr. Unsecured, GMTN, 3.63%, 10/01/20	1,145,000	1,189,486

Digital Realty Trust LP,
Company Guaranteed, 3.40%, 10/01/20	2,115,000	2,181,688

Digital Realty Trust LP,
Company Guaranteed, 3.63%, 10/01/22	1,100,000	1,130,767

HCP, Inc.,
Sr. Unsecured, 4.00%, 12/01/22	2,000,000	2,080,086

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	450,000	465,403

Health Care REIT, Inc.,
Sr. Unsecured, 2.25%, 3/15/18	2,000,000	2,008,148

ANNUAL REPORT / April 30, 2017

19	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Health Care REIT, Inc.,
Sr. Unsecured, 5.25%, 1/15/22	$250,000	$275,747

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	695,000	704,631

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	915,000	913,515

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	2,215,000	2,218,177

ProLogis LP,
Company Guaranteed, 2.75%, 2/15/19	450,000	456,327

Prologis LP,
Company Guaranteed, 3.35%, 2/01/21	1,245,000	1,287,546

TOTAL REAL ESTATE INVESTMENT TRUSTS		$18,368,919

RETAIL – 0.9%

CVS Health Corp.,
Sr. Unsecured, 1.90%, 7/20/18	2,000,000	2,005,410

Nordstrom, Inc.,
Sr. Unsecured, 5.00%, 1/15/44	1,000,000	956,276

Walgreens Boots Alliance, Inc.,
Sr. Unsecured, 1.75%, 5/30/18	1,400,000	1,405,755

TOTAL RETAIL		$4,367,441

SOFTWARE – 0.8%

Microsoft Corp.,
Sr. Unsecured, 4.75%, 11/03/55	1,000,000	1,084,773

Oracle Corp.,
Sr. Unsecured, 4.30%, 7/08/34	1,730,000	1,826,511

Oracle Corp.,
Sr. Unsecured, 4.00%, 7/15/46	1,300,000	1,273,005

TOTAL SOFTWARE		$4,184,289

TELECOMMUNICATIONS – 2.2%

AT&T, Inc.,
Sr. Unsecured, 1.40%, 12/01/17	1,731,000	1,730,644

AT&T, Inc.,
Sr. Unsecured, 2.38%, 11/27/18	2,000,000	2,013,868

AT&T, Inc.,
Sr. Unsecured, 2.45%, 6/30/20	2,115,000	2,120,681

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	845,000	804,077

Cisco Systems, Inc.,
Sr. Unsecured, 1.49%, 9/20/19Δ	1,600,000	1,609,449

Verizon Communications, Inc.,
Sr. Unsecured, 1.92%, 6/17/19Δ	1,000,000	1,008,518

Verizon Communications, Inc.,
Sr. Unsecured, 4.86%, 8/21/46	2,000,000	1,952,350

TOTAL TELECOMMUNICATIONS		$11,239,587

TRANSPORTATION – 1.1%

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45	685,000	646,180

Norfolk Southern Corp.,
Sr. Unsecured, 5.90%, 6/15/19	250,000	270,573

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	1,155,000	1,161,000

Description	Par Value	Value

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.45%, 9/03/19	$2,450,000	$2,466,985

Union Pacific Corp.,
Sr. Unsecured, 4.38%, 11/15/65	1,000,000	1,023,996

TOTAL TRANSPORTATION		$5,568,734

TRUCKING & LEASING – 0.4%

GATX Corp.,
Sr. Unsecured, 3.85%, 3/30/27	1,500,000	1,508,595

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	640,000	669,688

TOTAL TRUCKING & LEASING		$2,178,283

TOTAL CORPORATE BONDS
(COST $227,597,575)		$230,194,381

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

American Airlines 2011-1,
Series A, Pass-Through Certificates,
5.25%, 1/31/21	275,259	294,700

Continental Airlines 2009-2,
Series A, Pass-Through Certificates,
7.25%, 11/10/19	167,905	186,165

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates,
6.82%, 8/10/22	251,406	288,724

Delta Air Lines, 2009-1,
Series A, Pass-Through Certificates,
7.75%, 12/17/19	191,681	210,489

TOTAL AIRLINES		$980,078

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES
(COST $886,251)		$980,078

GOVERNMENT AGENCIES – 1.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.7%

1.25%, 10/02/19#	1,300,000	1,294,347

1.75%, 5/30/19#	2,000,000	2,015,800

2.38%, 1/13/22	125,000	127,755

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,437,902

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

6.25%, 5/15/29	750,000	1,017,354

7.25%, 5/15/30	400,000	592,273

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,609,627

TOTAL GOVERNMENT AGENCIES
(COST $4,780,769)		$5,047,529

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

MORTGAGE-BACKED SECURITIES – 20.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 10.7%

Pool B17616, 5.50%, 1/01/20	$49,455	$49,632

Pool G12709, 5.00%, 7/01/22	47,502	48,947

Pool C00478, 8.50%, 9/01/26	14,972	17,489

Pool E09010, 2.50%, 9/01/27	1,096,949	1,115,686

Pool G18497, 3.00%, 1/01/29	137,526	141,643

Pool C01272, 6.00%, 12/01/31	29,601	33,753

Pool A13990, 4.50%, 10/01/33	42,321	45,905

Pool G01625, 5.00%, 11/01/33	40,817	44,858

Pool G08097, 6.50%, 11/01/35	18,016	20,062

Pool G02296, 5.00%, 6/01/36	214,863	236,063

Pool G02390, 6.00%, 9/01/36	7,170	8,148

Pool G05317, 5.00%, 4/01/37	836,626	919,042

Pool G03703, 5.50%, 12/01/37	22,316	24,830

Pool G04776, 5.50%, 7/01/38	72,519	80,774

Pool G05500, 5.00%, 5/01/39	750,586	821,592

Pool A93415, 4.00%, 8/01/40	1,880,573	1,994,535

Pool A93505, 4.50%, 8/01/40	1,426,365	1,539,957

Pool A93996, 4.50%, 9/01/40	1,142,639	1,233,664

Pool G06222, 4.00%, 1/01/41	1,935,289	2,049,084

Pool A97047, 4.50%, 2/01/41	1,110,295	1,198,625

Pool G06956, 4.50%, 8/01/41	1,072,252	1,157,879

Pool C03750, 3.50%, 2/01/42	403,633	416,731

Pool C03849, 3.50%, 4/01/42	198,637	204,847

Pool Q08305, 3.50%, 5/01/42	1,171,313	1,211,913

Pool C04305, 3.00%, 11/01/42	3,091,241	3,093,938

Pool C09020, 3.50%, 11/01/42	2,924,282	3,029,124

Pool G07266, 4.00%, 12/01/42	2,793,672	2,948,279

Pool C04444, 3.00%, 1/01/43	111,943	112,525

Pool C09029, 3.00%, 3/01/43	514,062	514,987

Pool G08534, 3.00%, 6/01/43	643,077	644,234

Pool Q19476, 3.50%, 6/01/43	1,205,283	1,247,772

Pool C09044, 3.50%, 7/01/43	1,439,575	1,490,305

Pool G07889, 3.50%, 8/01/43	1,294,948	1,332,866

Pool G07624, 4.00%, 12/01/43	1,184,194	1,255,545

Pool Q23891, 4.00%, 12/01/43	231,685	244,543

Pool G60038, 3.50%, 1/01/44	6,243,959	6,467,781

Pool G07680, 4.00%, 4/01/44	2,046,324	2,169,567

Pool G08595, 4.00%, 7/01/44	1,167,515	1,230,849

Pool G07943, 4.50%, 8/01/44	161,416	174,156

Pool G08607, 4.50%, 9/01/44	973,739	1,050,636

Pool Q36970, 4.00%, 10/01/45	625,816	659,383

Pool G60384, 4.50%, 12/01/45	111,140	119,878

Pool Q39438, 4.00%, 3/01/46	4,849,080	5,109,139

Pool Q39644, 3.50%, 3/01/46	5,526,390	5,688,242

Pool G08705, 3.00%, 5/01/46	369,846	369,711

Description	Par Value	Value

Pool G08708, 4.50%, 5/01/46	$822,382	$884,334

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$54,453,453

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 10.1%

Pool 695818, 5.00%, 4/01/18	16,138	16,263

Pool 254759, 4.50%, 6/01/18	14,798	14,923

Pool 254833, 4.50%, 8/01/18	3,034	3,064

Pool 975207, 5.00%, 3/01/23	61,422	63,382

Pool AE2520, 3.00%, 1/01/26	558,909	577,591

Pool 329794, 7.00%, 2/01/26	20,898	22,754

Pool 256639, 5.00%, 2/01/27	15,639	17,194

Pool 256752, 6.00%, 6/01/27	25,723	29,240

Pool 402255, 6.50%, 12/01/27	1,463	1,503

Pool AB8997, 2.50%, 4/01/28	237,602	239,314

Pool AS4480, 2.50%, 2/01/30	1,415,046	1,424,872

Pool AS7462, 2.50%, 6/01/31	541,859	545,578

Pool 254007, 6.50%, 10/01/31	16,317	18,249

Pool 638023, 6.50%, 4/01/32	55,514	59,983

Pool 642345, 6.50%, 5/01/32	52,717	59,500

Pool 651292, 6.50%, 7/01/32	69,465	72,853

Pool 686398, 6.00%, 3/01/33	156,829	175,042

Pool 745412, 5.50%, 12/01/35	27,945	31,115

Pool 888789, 5.00%, 7/01/36	314,249	345,633

Pool 256515, 6.50%, 12/01/36	19,933	22,271

Pool AE0217, 4.50%, 8/01/40	177,909	192,349

Pool AB1796, 3.50%, 11/01/40	1,028,304	1,064,582

Pool AH5583, 4.50%, 2/01/41	525,299	567,775

Pool 890551, 4.50%, 8/01/41	103,710	112,091

Pool AL0658, 4.50%, 8/01/41	602,671	651,373

Pool AL1319, 4.50%, 10/01/41	1,122,012	1,213,504

Pool AL6302, 4.50%, 10/01/41	1,038,156	1,122,118

Pool AX5302, 4.00%, 1/01/42	1,712,149	1,814,041

Pool AK4523, 4.00%, 3/01/42	1,884,722	1,989,587

Pool AL2034, 4.50%, 4/01/42	271,150	293,135

Pool AB7936, 3.00%, 2/01/43	1,954,789	1,954,978

Pool AL3761, 4.50%, 2/01/43	393,496	426,713

Pool MA1458, 3.00%, 6/01/43	600,777	604,271

Pool AT7899, 3.50%, 7/01/43	3,714,170	3,825,929

Pool AS0302, 3.00%, 8/01/43	5,319,264	5,350,265

Pool AU4279, 3.00%, 9/01/43	1,030,654	1,036,657

Pool AL5537, 4.50%, 4/01/44	492,863	532,679

Pool AS3155, 4.00%, 8/01/44	128,107	135,098

Pool AX0833, 3.50%, 9/01/44	1,691,439	1,746,927

Pool AL6325, 3.00%, 10/01/44	3,439,210	3,459,229

Pool AS5136, 4.00%, 6/01/45	996,268	1,050,963

Pool AZ7362, 4.00%, 11/01/45	1,491,181	1,571,882

Pool AZ9565, 3.50%, 12/01/45	2,227,522	2,292,721

ANNUAL REPORT / April 30, 2017

21	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool BC0326, 3.50%, 12/01/45	$1,784,904	$1,837,210

Pool BC0245, 3.00%, 2/01/46	949,518	949,610

Pool BC0830, 3.00%, 4/01/46	2,145,193	2,145,401

Pool AS7568, 4.50%, 7/01/46	351,879	379,932

Pool BC9003, 3.00%, 11/01/46	1,668,893	1,669,054

Pool TBA, 5.00%, 5/01/47	6,700,000	7,338,594

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$51,068,992

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**

Pool 373335, 7.50%, 5/15/22	7,667	7,903

Pool 354677, 7.50%, 10/15/23	15,978	17,983

Pool 354713, 7.50%, 12/15/23	14,457	16,893

Pool 354765, 7.00%, 2/15/24	30,720	34,314

Pool 354827, 7.00%, 5/15/24	23,767	25,935

Pool 360869, 7.50%, 5/15/24	21,047	21,711

Pool 385623, 7.00%, 5/15/24	28,105	31,444

Pool 2077, 7.00%, 9/20/25	8,513	9,603

Pool 503405, 6.50%, 4/15/29	29,187	33,035

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$198,821

TOTAL MORTGAGE-BACKED SECURITIES
(COST $106,445,186)		$105,721,266

U.S. TREASURY – 28.9%

U.S. TREASURY BONDS – 4.7%
2.50%, 2/15/45	2,135,000	1,945,325
2.50%, 2/15/46	1,780,000	1,617,978
2.88%, 8/15/45	300,000	294,914
3.00%, 5/15/42	500,000	506,518
3.00%, 11/15/44	2,000,000	2,018,597
3.00%, 5/15/45	2,000,000	2,016,102
3.00%, 11/15/45	765,000	770,802
3.13%, 8/15/44	6,637,000	6,860,507
3.63%, 2/15/44	2,106,000	2,377,345
3.63%, 8/15/43	881,000	993,407
3.75%, 11/15/43	365,000	420,526
5.25%, 2/15/29	500,000	647,415
5.38%, 2/15/31	600,000	809,367
6.25%, 5/15/30	500,000	715,330
6.38%, 8/15/27#	450,000	617,820
8.88%, 2/15/19#	1,130,000	1,283,895

TOTAL U.S. TREASURY BONDS		$23,895,848

U.S. TREASURY NOTES – 24.2%
0.63%, 8/31/17	1,810,000	1,808,333
0.63%, 9/30/17	750,000	748,961
0.75%, 12/31/17	500,000	499,001
1.00%, 5/31/18	1,100,000	1,098,168
1.13%, 6/15/18#	1,000,000	999,587

Description	Par Value	Value

1.25%, 10/31/18	$2,085,000	$2,086,457
1.25%, 1/31/19	250,000	250,061
1.38%, 3/31/20	3,300,000	3,293,649
1.38%, 6/30/18	6,000,000	6,015,347
1.38%, 9/30/18	1,240,000	1,242,993
1.38%, 2/28/19#	2,500,000	2,505,695
1.50%, 12/31/18#	2,486,000	2,497,081
1.50%, 1/31/19	9,400,000	9,441,939
1.50%, 5/31/19	535,000	537,465
1.50%, 11/30/19	1,145,000	1,149,045
1.63%, 3/31/19#	820,000	825,843
1.63%, 11/30/20	1,710,000	1,711,826
1.63%, 5/31/23	12,400,000	12,130,495
1.63%, 2/15/26	3,000,000	2,849,172
1.63%, 5/15/26	4,695,000	4,449,439
1.63%, 8/15/22	6,000,000	5,921,997
1.63%, 11/15/22	1,928,000	1,898,426
1.75%, 9/30/19	5,700,000	5,755,728
1.75%, 3/31/22	5,000,000	4,982,615
1.75%, 5/15/22	380,000	378,502
1.75%, 5/15/23	2,000,000	1,971,531
1.88%, 6/30/20	5,845,000	5,913,263
2.00%, 11/15/21	1,000,000	1,010,109
2.00%, 2/15/25	4,655,000	4,594,727
2.00%, 8/15/25	295,000	290,031
2.00%, 11/15/26	4,180,000	4,080,298
2.13%, 6/30/22	6,615,000	6,702,639
2.13%, 5/15/25	2,500,000	2,485,613
2.13%, 8/15/21	3,750,000	3,811,913
2.25%, 7/31/18	500,000	506,672
2.25%, 7/31/21	6,600,000	6,741,963
2.25%, 11/15/25	230,000	230,152
2.38%, 8/15/24	6,600,000	6,710,432
2.50%, 8/15/23	200,000	205,624
2.63%, 11/15/20	500,000	517,800
3.13%, 5/15/19	750,000	777,714
3.63%, 2/15/20	750,000	795,314
4.00%, 8/15/18	500,000	518,080

TOTAL U.S. TREASURY NOTES		$122,941,700

TOTAL U.S. TREASURY
(COST $145,907,621)		$146,837,548

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Broad Market Bond Fund (continued)

Description	Number of Shares	Value

MONEY MARKET FUND – 1.0%

Dreyfus Government Cash Management
Fund, Institutional Shares, 0.69%^	4,827,332	$4,827,332

TOTAL MONEY MARKET FUND
(COST $4,827,332)		$4,827,332

TOTAL INVESTMENTS IN SECURITIES – 100.9%
(COST $509,093,100)		$512,166,117

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.0%

REPURCHASE AGREEMENTS – 3.0%

Citigroup Global Markets, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $2,914,987, collateralized by U.S. Government Securities, 0.00% to 11.50%,maturing 5/01/17 to 6/01/53; total market value of $2,973,083.	$2,914,788	$2,914,788

Deutsche Bank Securities, Inc., 0.85%,dated 4/28/17, due 5/01/17, repurchase price $2,914,994, collateralized by U.S. Government Securities, 2.00% to 6.50%,maturing 5/01/17 to 4/01/47; total market value of $2,973,084.	2,914,788	2,914,788

JP Morgan Securities LLC, 0.81%, dated 4/28/17, due 5/01/17, repurchase price $763,438, collateralized by U.S. Treasury Securities, 1.38% to 2.25%, maturing 11/30/17 to 8/15/21; total market value of $778,655.	763,386	763,386

Description	Par Value	Value

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.81%, dated 4/28/17, due 5/01/17,repurchase price $2,914,985, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 9/20/42 to 4/20/45; total market value of $2,973,084.	$2,914,788	$2,914,788

Mizuho Securities USA, Inc., 0.83%, dated 4/28/17, due 5/01/17, repurchase price $2,914,990, collateralized by U.S. Government Securities, 0.00% to 3.50%,maturing 7/28/17 to 2/01/47; total market value of $2,973,084.	2,914,788	2,914,788

RBC Dominion Securities, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $2,914,985, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 7/15/17 to 7/01/55; total market value of $2,973,084.	2,914,788	2,914,788

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $15,337,326)		$15,337,326

TOTAL INVESTMENTS – 103.9%
(COST $524,430,426)		$527,503,443

COLLATERAL FOR SECURITIES ON LOAN – (3.0%)		(15,337,326)

OTHER LIABILITIES LESS ASSETS – (0.9%)		(4,478,686)

TOTAL NET ASSETS – 100.0%		$507,687,431

Cost of investments for Federal income tax purposes is $524,430,426. The net unrealized appreciation/(depreciation) of investments was $3,073,017. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,693,955 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(4,620,938).

ANNUAL REPORT / April 30, 2017

23	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (concluded)

    Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

    The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Security	$—	$504,151	$—	$504,151
Collateralized Mortgage Obligations	—	4,054,699	—	4,054,699
Commercial Paper	—	13,999,133	—	13,999,133
Corporate Bonds	—	230,194,381	—	230,194,381
Enhanced Equipment Trust Certificates	—	980,078	—	980,078
Government Agencies	—	5,047,529	—	5,047,529
Mortgage-Backed Securities	—	105,721,266	—	105,721,266
U.S. Treasury	—	146,837,548	—	146,837,548
Money Market Funds	4,827,332	—	—	4,827,332
Repurchase Agreements	—	15,337,326	—	15,337,326

Total	$4,827,332	$522,676,111	$—	$527,503,443

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

◆	The rate shown reflects the effective yield at purchase date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2017, these liquid restricted securities amounted to $9,001,792 representing 1.8% of total net assets.

** Represents less than 0.05%

The following acronyms are used throughout this Fund:

BKNT - Bank Note	LP - Limited Partnership
FHLMC - Federal Home Loan Mortgage Corporation	MTN - Medium Term Note
FNMA - Federal National Mortgage Association	NA - National Association
GMTN - Global Medium Term Note	PLC - Public Limited Company
GNMA - Government National Mortgage Association	REIT - Real Estate Investment Trust
LLC - Limited Liability Corporation	TBA - To Be Announced Security

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

24

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	56.5%
U.S. Treasury	35.9%
Government Agencies	4.2%
Mortgage-Backed Securities	1.2%
Cash Equivalents[1]	5.0%
Other Assets and Liabilities – Net[2]	(2.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	5.4%
U.S. Treasury	35.9%
AAA / Aaa	0.4%
AA / Aa	1.8%
A / A	14.4%
BBB / Baa	38.5%
BB / Ba	1.4%
Not Rated	5.0%
Other Assets and Liabilities – Net[2]	(2.8)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value	Value

CORPORATE BONDS – 56.5%

AEROSPACE & DEFENSE – 1.8%

L-3 Communications Corp.,
Company Guaranteed, 4.75%, 7/15/20	$750,000	$802,738

Lockheed Martin Corp.,
Sr. Unsecured, 3.10%, 1/15/23	750,000	766,538

Rockwell Collins, Inc.,
Sr. Unsecured, 1.95%, 7/15/19	150,000	150,248

Rockwell Collins, Inc.,
Sr. Unsecured, 2.80%, 3/15/22	450,000	454,917

United Technologies Corp.,
Sr. Unsecured, 1.50%, 11/01/19	150,000	149,186

TOTAL AEROSPACE & DEFENSE		$2,323,627

AUTO MANUFACTURERS – 0.2%

General Motors Co.,
Sr. Unsecured, 3.50%, 10/02/18	220,000	224,263

AUTOMOTIVE – 3.0%

Daimler Finance North America LLC,
Company Guaranteed, 1.38%, 8/01/17Ω	500,000	499,949

Description	Par Value	Value

Ford Motor Credit Co. LLC,
Sr. Unsecured, 2.15%, 1/09/18#	$750,000	$752,107

Ford Motor Credit Co. LLC,
Sr. Unsecured, 1.95%, 3/12/19Δ	1,000,000	1,002,425

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17	250,000	252,189

General Motors Financial Co., Inc.,
Company Guaranteed, 2.40%, 5/09/19	700,000	701,633

Hyundai Capital America,
Sr. Unsecured, 2.00%, 3/19/18Ω	250,000	250,519

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 1.49%, 3/12/20Δ	450,000	452,047

TOTAL AUTOMOTIVE		$3,910,869

BANKS – 0.3%

BB&T Corp.,
Sr. Unsecured, MTN, 1.80%, 4/01/22Δ	345,000	345,719

BEVERAGES – 1.0%

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 1.90%, 2/01/19	430,000	431,167

ANNUAL REPORT / April 30, 2017

25	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 3.65%, 2/01/26	$600,000	$614,685

PepsiCo, Inc.,
Sr. Unsecured, 2.38%, 10/06/26	250,000	238,866

TOTAL BEVERAGES		$1,284,718

BIOTECHNOLOGY – 0.9%

Amgen, Inc.,
Sr. Unsecured, 2.13%, 5/01/20	500,000	500,495

Amgen, Inc.,
Sr. Unsecured, 2.25%, 8/19/23	180,000	173,816

Celgene Corp.,
Sr. Unsecured, 2.25%, 5/15/19	430,000	432,617

TOTAL BIOTECHNOLOGY		$1,106,928

BUILDING PRODUCTS – 0.2%

Johnson Controls International PLC,
Sr. Unsecured, 3.63%, 7/02/24	300,000	310,133

CAPITAL MARKETS – 4.9%

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, 2.80%, 5/04/26	300,000	293,467

BlackRock, Inc.,
Sr. Unsecured, 3.50%, 3/18/24	500,000	526,257

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	650,000	704,149

Charles Schwab Corp. (The),
Sr. Unsecured, 1.50%, 3/10/18	650,000	650,639

Charles Schwab Corp. (The),
Sr. Unsecured, 3.20%, 3/02/27	265,000	266,355

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 2.31%, 4/23/20Δ	500,000	507,436

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 3.00%, 4/26/22	350,000	352,499

Morgan Stanley,
Sr. Unsecured, 2.50%, 1/24/19	325,000	328,742

Morgan Stanley,
Sr. Unsecured, 3.63%, 1/20/27	750,000	749,738

Morgan Stanley,
3NC2, Sr. Unsecured, 1.84%, 2/14/20Δ	750,000	751,913

State Street Corp.,
Sr. Unsecured, 2.55%, 8/18/20	225,000	229,890

State Street Corp.,
Sr. Unsecured, 3.70%, 11/20/23	500,000	528,275

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	450,000	457,520

TOTAL CAPITAL MARKETS		$6,346,880

COMMERCIAL BANKS – 4.8%

Branch Banking & Trust Co.,
Subordinated, 3.63%, 9/16/25	500,000	517,574

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	370,000	388,576

Huntington National Bank (The),
Sr. Unsecured, 2.40%, 4/01/20	350,000	351,756

Description	Par Value	Value

KeyBank NA,
Sr. Unsecured, 1.70%, 6/01/18	$500,000	$500,753

KeyCorp,
Sr. Unsecured, MTN, 2.90%, 9/15/20	500,000	509,239

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	420,000	439,789

Royal Bank of Canada,
Sr. Unsecured, GMTN, 1.40%, 10/13/17	275,000	275,178

SunTrust Banks, Inc.,
Sr. Unsecured, 2.50%, 5/01/19	600,000	605,976

SunTrust Banks, Inc.,
Sr. Unsecured, 2.70%, 1/27/22	430,000	431,594

Toronto-Dominion Bank (The),
Sr. Unsecured, MTN, 2.13%, 4/07/21	370,000	368,537

US Bancorp,
Subordinated, MTN, 3.10%, 4/27/26	800,000	792,018

Westpac Banking Corp.,
Sr. Unsecured, 2.00%, 8/14/17	575,000	576,068

Westpac Banking Corp.,
Sr. Unsecured, 4.88%, 11/19/19	500,000	535,220

TOTAL COMMERCIAL BANKS		$6,292,278

COMMERCIAL SERVICES & SUPPLIES – 0.8%

Total System Services, Inc.,
Sr. Unsecured, 2.38%, 6/01/18	450,000	451,868

Total System Services, Inc.,
Sr. Unsecured, 3.80%, 4/01/21	525,000	547,286

TOTAL COMMERCIAL SERVICES & SUPPLIES		$999,154

COMPUTERS – 0.2%

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 2.45%, 10/05/17	224,000	224,672

CONSUMER FINANCE – 2.6%

American Express Co.,
Sr. Unsecured, 1.64%, 5/22/18Δ	1,080,000	1,084,778

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	260,000	258,532

Capital One Financial Corp.,
Sr. Unsecured, 2.45%, 4/24/19	100,000	100,580

Capital One Financial Corp.,
Sr. Unsecured, 2.06%, 3/09/22Δ	600,000	600,925

Capital One Financial Corp.,
Subordinated, 4.20%, 10/29/25	345,000	348,345

Capital One NA,
Sr. Unsecured, 1.88%, 9/13/19Δ	550,000	552,667

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.95%, 1/08/19	200,000	201,310

John Deere Capital Corp.,
Sr. Unsecured, MTN, 2.80%, 3/06/23	275,000	278,409

TOTAL CONSUMER FINANCE		$3,425,546

DIVERSIFIED FINANCIAL SERVICES – 4.4%

American Honda Finance Corp.,
Sr. Unsecured, MTN, 1.20%, 7/12/19	120,000	118,451

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Bank of America Corp.,
Sr. Unsecured, 2.00%, 1/11/18	$250,000	$250,658

Bank of America Corp.,
Sr. Unsecured, MTN, 2.63%, 10/19/20	160,000	161,025

Bank of America Corp.,
Sr. Unsecured, MTN, 2.50%, 10/21/22	255,000	250,356

Bank of America Corp.,
Sr. Unsecured, MTN, 4.13%, 1/22/24	250,000	263,042

Bank of Montreal,
Sr. Unsecured, MTN, 1.50%, 7/18/19	495,000	490,779

Bank of Montreal,
Sr. Unsecured, MTN, 1.90%, 8/27/21	430,000	423,136

Berkshire Hathaway, Inc.,
Sr. Unsecured, 2.75%, 3/15/23	175,000	176,990

Citigroup, Inc.,
Sr. Unsecured, 2.45%, 1/10/20	450,000	452,786

Citigroup, Inc.,
Sr. Unsecured, 2.35%, 8/02/21	300,000	296,578

Citigroup, Inc.,
Sr. Unsecured, 2.75%, 4/25/22	500,000	498,158

HSBC USA, Inc.,
Sr. Unsecured, 2.00%, 8/07/18	220,000	220,371

JPMorgan Chase & Co.,
Sr. Unsecured, 6.00%, 1/15/18	250,000	257,668

JPMorgan Chase & Co.,
Sr. Unsecured, 1.70%, 3/01/18	500,000	500,578

JPMorgan Chase & Co.,
Sr. Unsecured, 2.55%, 10/29/20	500,000	503,820

Wells Fargo & Co.,
Sr. Unsecured, 2.10%, 7/26/21	650,000	641,024

Wells Fargo & Co.,
Sr. Unsecured, MTN, 2.55%, 12/07/20	200,000	201,777

TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,707,197

ELECTRIC – 5.9%

Dominion Resources, Inc.,
Sr. Unsecured, 1.60%, 8/15/19	400,000	396,238

Dominion Resources, Inc.,
Sr. Unsecured, 3.90%, 10/01/25	470,000	485,705

Duke Energy Indiana, Inc.,
1st Mortgage, 3.75%, 7/15/20	670,000	703,904

Entergy Corp.,
Sr. Unsecured, 2.95%, 9/01/26	505,000	484,649

Entergy Texas, Inc.,
1st Mortgage, 7.13%, 2/01/19	800,000	867,991

Exelon Corp.,
Sr. Unsecured, 2.45%, 4/15/21	825,000	822,226

Exelon Generation Co. LLC,
Sr. Unsecured, 2.95%, 1/15/20#	700,000	711,266

FirstEnergy Transmission LLC,
Sr. Unsecured, 4.35%, 1/15/25Ω	750,000	788,078

Southern California Edison Co.,
Series B, 1st Mortgage, 2.40%, 2/01/22	900,000	902,001

Description	Par Value	Value

Southern Co. (The),
Sr. Unsecured, 2.35%, 7/01/21	$1,250,000	$1,234,820

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	300,000	302,788

TOTAL ELECTRIC		$7,699,666

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.2%

Emerson Electric Co.,
Sr. Unsecured, 2.63%, 12/01/21	275,000	280,425

ENVIRONMENTAL CONTROL – 0.1%

Waste Management, Inc.,
Company Guaranteed, 2.40%, 5/15/23	160,000	157,872

FOOD – 0.5%

Kraft Heinz Foods Co.,
Company Guaranteed, 2.25%, 6/05/17	150,000	150,131

Kroger Co.,
Sr. Unsecured, 2.30%, 1/15/19	250,000	251,774

Kroger Co.,
Sr. Unsecured, 2.95%, 11/01/21	250,000	253,797

TOTAL FOOD		$655,702

FOREST PRODUCTS & PAPER – 0.4%

International Paper Co.,
Sr. Unsecured, 4.75%, 2/15/22	500,000	547,574

HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%

Abbott Laboratories,
Sr. Unsecured, 2.35%, 11/22/19	450,000	452,744

Medtronic Global Holdings SCA,
Company Guaranteed, 1.70%, 3/28/19	400,000	400,199

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 4.70%, 5/01/20	725,000	776,359

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 2.95%, 9/19/26	235,000	226,219

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,855,521

HEALTH CARE PROVIDERS & SERVICES – 0.9%

Aetna, Inc.,
Sr. Unsecured, 1.70%, 6/07/18	175,000	175,107

Anthem, Inc.,
Sr. Unsecured, 2.30%, 7/15/18	1,000,000	1,005,712

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,180,819

HOME FURNISHINGS – 0.4%

Whirlpool Corp.,
Sr. Unsecured, 1.65%, 11/01/17	250,000	250,165

Whirlpool Corp.,
Sr. Unsecured, 2.40%, 3/01/19	220,000	222,388

TOTAL HOME FURNISHINGS		$472,553

INSURANCE – 1.7%

American International Group, Inc.,
Sr. Unsecured, 3.75%, 7/10/25	400,000	404,100

ANNUAL REPORT / April 30, 2017

27	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Aon PLC,
Company Guaranteed, 2.80%, 3/15/21	$240,000	$242,043

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	250,000	264,081

Hartford Financial Services Group, Inc.,
Sr. Unsecured, 5.13%, 4/15/22	360,000	400,991

MetLife, Inc.,
Sr. Unsecured, 3.60%, 4/10/24	750,000	784,022

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 6.00%, 12/01/17	125,000	128,167

TOTAL INSURANCE		$2,223,404

MEDIA – 0.9%

CBS Corp.,
Company Guaranteed, 3.38%, 3/01/22	350,000	362,549

Charter Communications Operating LLC,
Sr. Secured, 3.58%, 7/23/20	500,000	517,363

Time Warner, Inc.,
Company Guaranteed, 2.95%, 7/15/26	270,000	254,548

TOTAL MEDIA		$1,134,460

MISCELLANEOUS MANUFACTURING – 1.2%

Ingersoll-Rand Global Holding Co. Ltd.,
Company Guaranteed, 4.25%, 6/15/23	330,000	353,844

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	250,000	253,414

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	425,000	438,486

Textron, Inc.,
Sr. Unsecured, 4.30%, 3/01/24	500,000	528,794

TOTAL MISCELLANEOUS MANUFACTURING		$1,574,538

OIL & GAS – 2.8%

BP Capital Markets PLC,
Company Guaranteed, 3.12%, 5/04/26#	250,000	247,862

ConocoPhillips Co.,
Company Guaranteed, 5.75%, 2/01/19	425,000	455,753

ConocoPhillips Co.,
Company Guaranteed, 4.20%, 3/15/21#	330,000	353,192

ConocoPhillips Co.,
Company Guaranteed, 1.94%, 5/15/22Δ	80,000	81,578

Marathon Oil Corp.,
Sr. Unsecured, 6.00%, 10/01/17	550,000	562,804

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	125,000	125,150

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	400,000	433,636

Schlumberger Holdings Corp.,
Sr. Unsecured, 2.35%, 12/21/18Ω	370,000	372,757

Shell International Finance BV,
Company Guaranteed, 3.25%, 5/11/25	530,000	540,912

Total Capital International SA,
Company Guaranteed, 1.50%, 6/19/19Δ	450,000	451,172

TOTAL OIL & GAS		$3,624,816

Description	Par Value	Value

PHARMACEUTICALS – 2.7%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	$300,000	$302,969

AbbVie, Inc.,
Sr. Unsecured, 3.60%, 5/14/25	750,000	757,889

Actavis Funding SCS,
Company Guaranteed, 2.37%, 3/12/20Δ	500,000	510,917

Cardinal Health, Inc.,
Sr. Unsecured, 3.20%, 3/15/23	350,000	356,381

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	250,000	262,531

Teva Pharmaceutical
Finance Netherlands III BV,
Company Guaranteed, 2.20%, 7/21/21	850,000	827,007

Teva Pharmaceutical
Finance Netherlands III BV,
Company Guaranteed, 2.80%, 7/21/23	500,000	482,223

TOTAL PHARMACEUTICALS		$3,499,917

PIPELINES – 2.4%

Enterprise Products Operating LLC,
Company Guaranteed, 2.55%, 10/15/19	325,000	330,112

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19	650,000	656,046

Kinder Morgan, Inc.,
Company Guaranteed, 2.00%, 12/01/17	525,000	526,335

MPLX LP,
Sr. Unsecured, 4.13%, 3/01/27	515,000	523,369

Spectra Energy Partners LP,
Sr. Unsecured, 3.50%, 3/15/25	600,000	594,734

Valero Energy Partners LP,
Sr. Unsecured, 4.38%, 12/15/26	500,000	514,874

TOTAL PIPELINES		$3,145,470

REAL ESTATE INVESTMENT TRUSTS – 4.3%

American Tower Corp.,
Sr. Unsecured, 3.45%, 9/15/21	250,000	256,425

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	505,000	553,274

Boston Properties LP,
Sr. Unsecured, 2.75%, 10/01/26	400,000	375,230

Digital Realty Trust LP,
Company Guaranteed, 3.40%, 10/01/20	425,000	438,401

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	540,000	558,483

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	550,000	549,107

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	250,000	250,359

Prologis LP,
Company Guaranteed, 3.35%, 2/01/21	500,000	517,087

Simon Property Group LP,
Sr. Unsecured, 2.15%, 9/15/17	500,000	500,530

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	28

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 2.70%, 4/01/20	$550,000	$555,368

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 4.25%, 3/01/22	250,000	264,519

Welltower, Inc.,
Sr. Unsecured, 2.25%, 3/15/18	450,000	451,833

Welltower, Inc.,
Sr. Unsecured, 4.25%, 4/01/26	330,000	344,202

TOTAL REAL ESTATE INVESTMENT TRUSTS		$5,614,818

RETAIL – 1.3%

CVS Health Corp.,
Sr. Unsecured, 2.75%, 12/01/22	415,000	415,426

Home Depot, Inc. (The),
Sr. Unsecured, 2.13%, 9/15/26	225,000	210,982

Walgreens Boots Alliance, Inc.,
Sr. Unsecured, 1.75%, 5/30/18	800,000	803,289

Walgreens Boots Alliance, Inc.,
Sr. Unsecured, 3.30%, 11/18/21	225,000	231,999

TOTAL RETAIL		$1,661,696

SOFTWARE – 0.9%

Microsoft Corp.,
Sr. Unsecured, 1.10%, 8/08/19	350,000	346,619

Microsoft Corp.,
Sr. Unsecured, 1.55%, 8/08/21	175,000	171,620

Oracle Corp.,
Sr. Unsecured, 1.90%, 9/15/21	600,000	594,457

TOTAL SOFTWARE		$1,112,696

TELECOMMUNICATIONS – 2.1%

AT&T, Inc.,
Sr. Unsecured, 2.08%, 6/30/20Δ	500,000	508,009

AT&T, Inc.,
Sr. Unsecured, 2.45%, 6/30/20	800,000	802,149

Cisco Systems, Inc.,
Sr. Unsecured, 2.20%, 9/20/23	295,000	288,955

Verizon Communications, Inc.,
Sr. Unsecured, 1.92%, 6/17/19Δ	525,000	529,472

Verizon Communications, Inc.,
Sr. Unsecured, 4.50%, 9/15/20	300,000	321,249

Verizon Communications, Inc.,
Sr. Unsecured, 2.14%, 3/16/22Δ	265,000	268,218

TOTAL TELECOMMUNICATIONS		$2,718,052

TRANSPORTATION – 0.6%

Norfolk Southern Corp.,
Sr. Unsecured, 2.90%, 6/15/26	260,000	253,893

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	500,000	502,597

TOTAL TRANSPORTATION		$756,490

TRUCKING & LEASING – 0.7%

GATX Corp.,
Sr. Unsecured, 2.38%, 7/30/18	625,000	628,900

Description	Par Value	Value

GATX Corp.,

Sr. Unsecured, 3.25%, 9/15/26	$280,000	$270,120

TOTAL TRUCKING & LEASING		$899,020

TOTAL CORPORATE BONDS (COST $72,661,745)		$73,317,493

GOVERNMENT AGENCIES – 4.2%

FEDERAL HOME LOAN BANK (FHLB) – 0.4%
Series 917, 1.00%, 6/21/17	500,000	500,137

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 3.1%

1.38%, 5/01/20#	1,250,000	1,243,858

1.75%, 5/30/19#	605,000	609,780

2.38%, 1/13/22	1,850,000	1,890,768

3.75%, 3/27/19	250,000	261,292

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$4,005,698

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.7%

1.75%, 9/12/19	975,000	982,144

TOTAL GOVERNMENT AGENCIES
(COST $5,428,750)		$5,487,979

MORTGAGE-BACKED SECURITIES – 1.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 0.2%

Pool G11311, 5.00%, 10/01/17	3,814	3,829

Pool E92817, 5.00%, 12/01/17	11,731	11,795

Pool C90293, 7.50%, 9/01/19	42,171	44,881

Pool B19228, 4.50%, 4/01/20	13,428	13,710

Pool C90504, 6.50%, 12/01/21	18,356	20,297

Pool G01625, 5.00%, 11/01/33	40,817	44,858

Pool A18401, 6.00%, 2/01/34	59,606	67,861

Pool G08097, 6.50%, 11/01/35	29,155	32,465

Pool G02390, 6.00%, 9/01/36	12,547	14,259

Pool G08193, 6.00%, 4/01/37	39,180	44,316

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$298,271

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.8%

Pool 254833, 4.50%, 8/01/18	4,046	4,085

Pool 839291, 5.00%, 9/01/20	2,304	2,366

Pool 688996, 8.00%, 11/01/24	8,173	8,474

Pool AE2520, 3.00%, 1/01/26	708,976	732,674

Pool 256639, 5.00%, 2/01/27	31,278	34,387

Pool 256752, 6.00%, 6/01/27	32,154	36,550

Pool 257007, 6.00%, 12/01/27	53,178	60,423

Pool 254240, 7.00%, 3/01/32	53,020	62,611

Pool 612514, 2.97%, 5/01/33Δ	33,710	35,147

ANNUAL REPORT / April 30, 2017

29	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Pool 745412, 5.50%, 12/01/35	$28,169	$31,365

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,008,082

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) – 0.2%

Pool 780825, 6.50%, 7/15/28	67,288	76,055

Pool 2616, 7.00%, 7/20/28	44,622	52,919

Pool 2701, 6.50%, 1/20/29	81,779	92,628

Pool 426727, 7.00%, 2/15/29	6,649	7,083

Pool 781231, 7.00%, 12/15/30	38,002	43,884

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$272,569

TOTAL MORTGAGE-BACKED SECURITIES
(COST $1,470,185)		$1,578,922

U.S. TREASURY – 35.9%

U.S. TREASURY NOTES – 35.9%

0.88%, 1/31/18	750,000	748,973

0.88%, 7/15/18	690,000	687,669

0.88%, 6/15/19	420,000	416,423

0.88%, 9/15/19	750,000	742,096

1.00%, 5/31/18	250,000	249,584

1.00%, 6/30/19	250,000	248,418

1.00%, 9/30/19	750,000	743,973

1.25%, 11/30/18	640,000	640,350

1.25%, 1/31/19	950,000	950,231

1.25%, 2/29/20	750,000	746,328

1.38%, 6/30/18	480,000	481,228

1.38%, 1/31/21	1,500,000	1,485,906

1.38%, 5/31/21	660,000	651,621

1.50%, 8/31/18	500,000	502,064

1.50%, 11/30/19	1,200,000	1,204,239

1.50%, 8/15/26	1,750,000	1,637,422

1.63%, 4/30/19	750,000	755,329

1.63%, 8/15/22	1,640,000	1,618,679

1.63%, 5/31/23	2,155,000	2,108,163

1.63%, 10/31/23	1,250,000	1,218,155

1.63%, 2/15/26	600,000	569,834

1.63%, 5/15/26	25,000	23,692

1.75%, 5/15/23	1,000,000	985,765

2.00%, 7/31/20	1,500,000	1,522,679

2.00%, 11/15/21	750,000	757,582

2.00%, 2/15/22#	500,000	504,979

2.00%, 2/15/23	2,000,000	2,004,648

2.00%, 2/15/25	1,003,000	990,013

2.00%, 8/15/25	1,700,000	1,671,364

2.00%, 11/15/26	1,400,000	1,366,607

2.13%, 1/31/21	1,500,000	1,526,456

Description	Par Value	Value

2.13%, 6/30/21	$625,000	$635,512

2.13%, 8/15/21	825,000	838,621

2.13%, 9/30/21	1,000,000	1,015,732

2.13%, 6/30/22	900,000	911,924

2.13%, 5/15/25	1,390,000	1,382,001

2.25%, 1/31/24	650,000	657,110

2.25%, 11/15/25	1,000,000	1,000,662

2.25%, 2/15/27	1,500,000	1,495,874

2.38%, 8/15/24	750,000	762,549

2.50%, 8/15/23	1,200,000	1,233,742

2.50%, 5/15/24	1,000,000	1,026,259

2.63%, 8/15/20	1,000,000	1,035,122

2.75%, 11/15/23	2,000,000	2,085,937

3.13%, 5/15/21	550,000	580,649

3.63%, 2/15/20	500,000	530,209

4.00%, 8/15/18	1,000,000	1,036,159

4.25%, 11/15/17	500,000	508,607

4.75%, 8/15/17	150,000	151,666

TOTAL U.S. TREASURY NOTES		$46,648,805

TOTAL U.S. TREASURY
(COST $46,581,065)		$46,648,805

	Number of Shares
MONEY MARKET FUND – 1.6%

Dreyfus Government Cash Management
Fund, Institutional Shares, 0.69%^	2,079,935	2,079,935

TOTAL MONEY MARKET FUND
(COST $2,079,935)		$2,079,935

TOTAL INVESTMENTS IN SECURITIES – 99.4%
(COST $128,221,680)		$129,113,134

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.4%

REPURCHASE AGREEMENTS – 3.4%

Citigroup Global Markets, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $824,915, collateralized by U.S. Government & Treasury Securities, 0.00% to 11.50%, maturing 5/01/17 to 6/01/53; total market value of $841,356.	$824,859	$824,859

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Deutsche Bank Securities, Inc., 0.85%, dated 4/28/17, due 5/01/17, repurchase price $824,917, collateralized by U.S. Government Securities, 2.00% to 6.50%, maturing 5/01/17 to 4/01/47; total market value of $841,356.	$824,859	$824,859

JP Morgan Securities LLC, 0.81%, dated 4/28/17, due 5/01/17, repurchase price $216,299, collateralized by U.S. Treasury Securities, 1.38% to 2.25%, maturing 11/30/17 to 8/15/21; total market value of $220,610.	216,284	216,284

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $824,915, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 9/20/42 to 4/20/45; total market value of $841,356.	824,859	824,859

Mizuho Securities USA, Inc., 0.83%, dated 4/28/17, due 5/01/17, repurchase price $824,916, collateralized by U.S. Government Securities, 0.00% to 3.50%, maturing 7/28/17 to 2/01/47; total market value of $841,356.	824,859	824,859

RBC Dominion Securities, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $824,915, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 7/15/17 to 7/01/55; total market value of $841,357.	824,859	824,859

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $4,340,579)		$4,340,579

TOTAL INVESTMENTS – 102.8%
(COST $132,562,259)		$133,453,713

COLLATERAL FOR SECURITIES ON LOAN – (3.4%)		(4,340,579)

OTHER ASSETS LESS LIABILITIES – 0.6%		755,336

TOTAL NET ASSETS – 100.0%		$129,868,470

Cost of investments for Federal income tax purposes is $132,576,345. The net unrealized appreciation/(depreciation) of investments was $877,368. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,455,633 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(578,265).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ANNUAL REPORT / April 30, 2017

31	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (concluded)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$ —	$73,317,493	$—	$73,317,493
Government Agencies	—	5,487,979	—	5,487,979
Mortgage-Backed Securities	—	1,578,922	—	1,578,922
U.S. Treasury	—	46,648,805	—	46,648,805
Money Market Fund	2,079,935	—	—	2,079,935
Repurchase Agreements	—	4,340,579	—	4,340,579

Total	$2,079,935	$131,373,778	$—	$133,453,713

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
^	7-Day net yield.
Δ	Floating rate note with current rate and stated maturity date shown.
Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2017, these liquid restricted securities amounted to $1,911,303 representing 1.5% of total net assets.

The following acronyms are used throughout this Fund:

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

MTN - Medium Term Note

NA - National Association

PLC - Public Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

32

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At April 30, 2017, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Notes	22.0%
Commercial Banks	8.5%
Federal National Mortgage Association (FNMA)	6.0%
Capital Markets	5.7%
Federal Home Loan Mortgage Corporation (FHLMC)	4.7%
Electric	4.4%
Oil & Gas	4.2%
Commercial Paper	3.9%
Consumer Finance	3.5%
Diversified Financial Services	3.4%
Media	2.9%
Biotechnology	2.8%
Commercial Services & Supplies	2.7%
Federal Home Loan Bank (FHLB)	2.1%
Pharmaceuticals	1.6%
Health Care Providers & Services	1.6%
Electronic Equipment, Instruments & Components	1.5%
Pipelines	1.4%
Trucking & Leasing	1.4%
Food Products	1.4%
Aerospace & Defense	1.4%
Beverages	1.4%
Retail	1.4%
Automotive	1.4%
Insurance	1.4%
Telecommunications	1.3%
Computers	1.0%
Whole Loan	0.9%
Health Care Equipment & Supplies	0.7%
Government National Mortgage Association (GNMA)	0.5%
Development	0.1%
Small Business Administration[4]	0.0%

Percentage of Total Net Assets
Cash Equivalents[1]	12.4%
Other Assets and Liabilities – Net[2]	(9.6)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	13.3%
U.S. Treasury	22.0%
AA / Aa	3.0%
A / A	22.4%
BBB / Baa	31.8%
BB / Ba	0.2%
D	0.6%
Not Rated	16.3%
Other Assets and Liabilities – Net[2]	(9.6)%
TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, 2.69%, 9/01/27Δ	$ 46	$48

TOTAL ADJUSTABLE RATE MORTGAGE (COST $46)		$48

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.1%
Series 1988-6, Class C, 9.05%, 6/15/19	187	$192

Description	Par Value	Value

Series 1989-112, Class I, 6.50%, 1/15/21	$567	$589

Series 1990-136, Class E, 6.00%, 4/15/21	1,391	1,455

Series 1990-141, Class D, 5.00%, 5/15/21	680	700

Series 1993-1577, Class PK,
6.50%, 9/15/23	22,393	24,407

Series 1993-1644, Class K,
6.75%, 12/15/23	18,124	19,361

Series 1994-1686, Class PJ,
5.00%, 2/15/24	2,158	2,276

ANNUAL REPORT / April 30, 2017

33	PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

Series 2003-2649, Class KA, 4.50%, 7/15/18	$15,685	$15,817
Series 2011-3799, Class GK, 2.75%, 1/15/21	90,511	90,701
Series 2012-K710, Class A1, 1.44%, 1/25/19	901,128	899,916
Series 3893, Class DJ, 2.00%, 10/15/20	431,109	431,852

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,487,266

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 3.6%
Series 1993-113, Class PK, 6.50%, 7/25/23	23,397	25,471
Series 1993-127, Class H, 6.50%, 7/25/23	20,947	22,728
Series 1993-202, Class J, 6.50%, 11/25/23	12,782	14,008
Series 1994-3, Class PL, 5.50%, 1/25/24	23,807	25,919
Series 1994-55, Class H, 7.00%, 3/25/24	25,997	28,927
Series 2002-52, Class QA, 6.00%, 7/18/32	4,168	4,241
Series 2002-94, Class HQ, 4.50%, 1/25/18	76,088	76,683
Series 2003-3, Class BC, 5.00%, 2/25/18	68,037	68,783
Series 2009-70, Class NM, 3.25%, 8/25/19	225,835	228,020
Series 2011-66, Class QE, 2.00%, 7/25/21	332,922	333,188
Series 2011-71, Class DJ, 3.00%, 3/25/25	190,625	191,793
Series 2011-81, Class PA, 3.50%, 8/25/26	1,492,091	1,554,926

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,574,687

WHOLE LOAN – 0.9%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 3.59%, 2/25/34Δ	134,364	135,136

Banc of America Mortgage Securities, Inc.,
Series 2004-B, Class 2A1, 3.62%, 3/25/34Δ	93,088	93,798

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1,
3.67%, 11/25/35Δ	435,835	412,523

TOTAL WHOLE LOAN		$641,457

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $4,777,139)		$4,703,410

COMMERCIAL PAPER – 3.9%♦

COMMERCIAL PAPER – 3.9%

Canadian Natural Resources Ltd.,
1.28%, 5/01/17	2,795,000	2,794,903

TOTAL COMMERCIAL PAPER (COST $2,795,000)		$2,794,903

CORPORATE BONDS – 57.0%

AEROSPACE & DEFENSE – 1.4%
Lockheed Martin Corp.,
Sr. Unsecured, 1.85%, 11/23/18	1,000,000	1,003,007

AUTOMOTIVE – 1.4%

Ford Motor Credit Co. LLC,
Sr. Unsecured, 1.95%, 3/12/19Δ	1,000,000	1,002,425

Description	Par Value	Value

BEVERAGES – 1.4%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 1.90%, 2/01/19	$1,000,000	$1,002,715

BIOTECHNOLOGY – 2.8%

Celgene Corp.,
Sr. Unsecured, 2.13%, 8/15/18	1,225,000	1,230,120
Gilead Sciences, Inc.,
Sr. Unsecured, 1.85%, 9/04/18	785,000	787,545

TOTAL BIOTECHNOLOGY		$2,017,665

CAPITAL MARKETS – 5.7%

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 2.28%, 4/26/22Δ	2,000,000	2,013,785
Morgan Stanley,
Sr. Unsecured, MTN, 2.55%, 10/24/23Δ	2,000,000	2,036,992

TOTAL CAPITAL MARKETS		$4,050,777

COMMERCIAL BANKS – 8.5%

Canadian Imperial Bank of Commerce,
Sr. Unsecured, 1.62%, 9/06/19#Δ	1,000,000	1,006,006

KeyBank NA,
Sr. Unsecured, BKNT, 2.35%, 3/08/19	1,650,000	1,661,505

KeyBank NA,
Subordinated, BKNT, 5.70%, 11/01/17	900,000	908,017

PNC Bank NA,
Sr. Unsecured, BKNT, 1.95%, 3/04/19	700,000	702,536

Royal Bank of Canada,
Sr. Unsecured, GMTN, 2.13%, 3/02/20	665,000	667,222

US Bank NA/Cincinnati OH,
Sr. Unsecured, BKNT, 1.40%, 4/26/19	1,150,000	1,144,239

TOTAL COMMERCIAL BANKS		$6,089,525

COMMERCIAL SERVICES & SUPPLIES – 2.7%

Total System Services, Inc.,
Sr. Unsecured, 2.38%, 6/01/18	1,900,000	1,907,885

COMPUTERS – 1.0%

Apple, Inc.,
Sr. Unsecured, 1.55%, 2/08/19	375,000	375,530

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 2.45%, 10/05/17	302,000	302,906

TOTAL COMPUTERS		$678,436

CONSUMER FINANCE – 3.5%

American Express Credit Corp.,
Sr. Unsecured, 1.70%, 3/18/19Δ	800,000	804,388

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	750,000	745,766

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.95%, 1/08/19#	950,000	956,222

TOTAL CONSUMER FINANCE		$2,506,376

DIVERSIFIED FINANCIAL SERVICES – 3.4%

Citigroup, Inc.,
Sr. Unsecured, 2.15%, 7/30/18	915,000	918,027

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT	34

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

Citigroup, Inc.,
Sr. Unsecured, 2.05%, 12/07/18	$1,000,000	$1,001,819

Citigroup, Inc.,
Sr. Unsecured, 2.05%, 6/07/19	500,000	499,156

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,419,002

ELECTRIC – 4.4%

Exelon Generation Co. LLC,
Sr. Unsecured, 6.20%, 10/01/17	1,505,000	1,531,258

NextEra Energy Capital Holdings, Inc.,
Company Guaranteed, 2.30%, 4/01/19	600,000	603,881

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	1,000,000	1,009,293

TOTAL ELECTRIC		$3,144,432

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.5%

Emerson Electric Co.,
Sr. Unsecured, 5.25%, 10/15/18	1,000,000	1,053,090

FOOD PRODUCTS – 1.4%

Hershey Co. (The),
Sr. Unsecured, 1.60%, 8/21/18#	1,000,000	1,003,938

HEALTH CARE EQUIPMENT & SUPPLIES – 0.7%

Abbott Laboratories,
Sr. Unsecured, 2.35%, 11/22/19	500,000	503,049

HEALTH CARE PROVIDERS & SERVICES – 1.6%

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.90%, 7/16/18	1,110,000	1,115,221

INSURANCE – 1.4%

Metropolitan Life Global Funding I,
Sr. Secured, 1.95%, 12/03/18Ω	1,000,000	1,001,968

MEDIA – 2.9%

Comcast Corp.,
Company Guaranteed, 5.70%, 7/01/19	1,000,000	1,082,427

Walt Disney Co. (The),
Sr. Unsecured, MTN, 0.88%, 7/12/19#	980,000	964,688

TOTAL MEDIA		$2,047,115

OIL & GAS – 4.2%

BP Capital Markets PLC,
Company Guaranteed, 1.68%, 5/03/19	950,000	948,982

ConocoPhillips Co.,
Company Guaranteed, 5.75%, 2/01/19	1,000,000	1,072,359

Schlumberger Holdings Corp.,
Sr. Unsecured, 2.35%, 12/21/18Ω	1,000,000	1,007,450

TOTAL OIL & GAS		$3,028,791

PHARMACEUTICALS – 1.6%

Teva Pharmaceutical
Finance Netherlands III BV,
Company Guaranteed, 1.70%, 7/19/19	435,000	430,875

Teva Pharmaceutical
Finance Netherlands III BV,
Company Guaranteed, 2.20%, 7/21/21	730,000	710,253

TOTAL PHARMACEUTICALS		$1,141,128

Description	Par Value	Value

PIPELINES – 1.4%

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19	$1,000,000	$1,009,302

RETAIL – 1.4%

CVS Health Corp.,
Sr. Unsecured, 1.90%, 7/20/18	1,000,000	1,002,705

TELECOMMUNICATIONS – 1.3%

AT&T, Inc.,
Sr. Unsecured, 2.08%, 6/30/20Δ	900,000	914,415

TRUCKING & LEASING – 1.4%

GATX Corp.,
Sr. Unsecured, 2.38%, 7/30/18	1,000,000	1,006,240

TOTAL CORPORATE BONDS (COST $40,543,102)		$40,649,207

GOVERNMENT AGENCIES – 2.1%

FEDERAL HOME LOAN BANK (FHLB) – 2.1%

1.38%, 11/15/19	1,500,000	1,497,082

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,497,082

SMALL BUSINESS ADMINISTRATION – 0.0%**

Small Business Administration Participation Certificates, Series 1999-20I, 1, 7.30%, 9/01/19	1,850	1,933

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1997-E, 7.30%, 5/01/17	195	195

TOTAL SMALL BUSINESS ADMINISTRATION		$2,128

TOTAL GOVERNMENT AGENCIES (COST $1,497,871)		$1,499,210

MORTGAGE-BACKED SECURITIES – 5.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.6%

Pool 538733, 9.00%, 9/01/19	143	147

Pool G12709, 5.00%, 7/01/22	72,478	74,683

Pool C80328, 7.50%, 7/01/25	19,721	22,685

Pool G14695, 4.50%, 6/01/26	311,201	320,141

Pool G01425, 7.50%, 5/01/32	51,685	62,899

Pool C78010, 5.50%, 4/01/33	625,528	704,305

Pool A18401, 6.00%, 2/01/34	491,226	559,258

Pool G01831, 6.00%, 5/01/35	99,040	112,951

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,857,069

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.4%

Pool 39862, 9.75%, 9/01/17	346	356

Pool 202957, 8.00%, 8/01/21	534	552

Pool MA0909, 3.00%, 11/01/21	378,565	390,816

Pool 334593, 7.00%, 5/01/24	42,248	49,405

Pool AE2520, 3.00%, 1/01/26	236,325	244,225

ANNUAL REPORT / April 30, 2017

35	PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

Pool 436746, 6.50%, 8/01/28	$22,765	$23,680

Pool 440401, 6.50%, 8/01/28	94,777	105,747

Pool 323419, 6.00%, 12/01/28	40,350	45,841

Pool 485678, 6.50%, 3/01/29	16,408	17,074

Pool 494375, 6.50%, 4/01/29	1,485	1,519

Pool 252439, 6.50%, 5/01/29	19,366	21,619

Pool 545051, 6.00%, 9/01/29	61,889	70,357

Pool 725418, 6.50%, 5/01/34	99,392	110,943

Pool 833143, 5.50%, 9/01/35	449,411	500,092

Pool 843323, 5.50%, 10/01/35	27,114	29,931

Pool 255933, 5.50%, 11/01/35	94,595	105,349

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,717,506

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.5%

Pool 780440, 8.50%, 11/15/17	4	4

Pool 306066, 8.50%, 7/15/21	2,005	2,266

Pool 307983, 8.50%, 7/15/21	296	304

Pool 1061, 9.00%, 4/20/23	9,641	9,997

Pool 346572, 7.00%, 5/15/23	5,313	5,658

Pool 484269, 7.00%, 9/15/28	22,251	23,592

Pool 592505, 6.00%, 4/15/33	137,147	147,766

Pool 581522, 6.00%, 5/15/33	129,002	138,083

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$327,670

TOTAL MORTGAGE-BACKED SECURITIES
(COST $3,677,693)		$3,902,245

MUNICIPAL BOND – 0.1%

DEVELOPMENT – 0.1%

City of Miami, FL, Rent Revenue, Series 1998, 8.65%, 7/01/19	90,000	97,136

TOTAL MUNICIPAL BOND
(COST $93,352)		$97,136

U.S. TREASURY – 22.0%

U.S. TREASURY NOTES – 22.0%

1.00%, 5/15/18	460,000	459,305

1.00%, 3/15/19	5,055,000	5,031,770

1.13%, 8/31/21	3,495,000	3,405,798

1.38%, 6/30/18	735,000	736,880

1.88%, 3/31/22#	6,000,000	6,017,579

TOTAL U.S. TREASURY NOTES		$15,651,332

TOTAL U.S. TREASURY
(COST $15,737,951)		$15,651,332

	Number of Shares

MONEY MARKET FUND – 1.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	856,104	856,104

Description	Number of Shares	Value

TOTAL MONEY MARKET FUND (COST $856,104)		$856,104

TOTAL INVESTMENTS IN SECURITIES – 98.4%
(COST $69,978,258)		$70,153,595

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 11.2%

REPURCHASE AGREEMENTS – 11.2%

Citigroup Global Markets, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $1,522,458, collateralized by U.S. Government & Treasury Securities, 0.00% to 11.50%, maturing 5/01/17 to 6/01/53; total market value of $1,552,801.	$1,522,354	$1,522,354

Deutsche Bank Securities, Inc., 0.85%, dated 4/28/17, due 5/01/17, repurchase price $1,522,462, collateralized by U.S. Government Securities, 2.00% to 6.50%, maturing 5/01/17 to 4/01/47; total market value of $1,552,801.	1,522,354	1,522,354

JP Morgan Securities LLC, 0.81%, dated 4/28/17, due 5/01/17, repurchase price $398,879, collateralized by U.S. Treasury Securities, 1.38% to 2.25%, maturing 11/30/17 to 8/15/21; total market value of $406,830.	398,852	398,852

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $1,522,457, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 9/20/42 to 4/20/45; total market value of $1,552,801.	1,522,354	1,522,354

Mizuho Securities USA, Inc., 0.83%, dated 4/28/17, due 5/01/17, repurchase price $1,522,459, collateralized by U.S. Government Securities, 0.00% to 3.50%, maturing 7/28/17 to 2/01/47; total market value of $1,552,801.	1,522,354	1,522,354

RBC Dominion Securities, Inc., 0.81%, dated 4/28/17, due 5/01/17, repurchase price $1,522,457, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 7/15/17 to 7/01/55; total market value of $1,552,801.	1,522,354	1,522,354

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $8,010,622)		$8,010,622

TOTAL INVESTMENTS – 109.6%
(COST $77,988,880)		$78,164,217

COLLATERAL FOR SECURITIES ON LOAN – (11.2%)		(8,010,622)

OTHER ASSETS LESS LIABILITIES – 1.6%		1,180,189

TOTAL NET ASSETS – 100.0%		$71,333,784

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT	36

Wilmington Short-Term Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $77,996,755. The net unrealized appreciation/(depreciation) of investments was $167,462. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $481,362 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(313,900).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Adjustable Rate Mortgage	$—	$48	$—	$48
Collateralized Mortgage Obligations	—	4,703,410	—	4,703,410
Commercial Paper	—	2,794,903	—	2,794,903
Corporate Bonds	—	40,649,207	—	40,649,207
Government Agencies	—	1,499,210	—	1,499,210
Mortgage-Backed Securities	—	3,902,245	—	3,902,245
Municipal Bond	—	97,136	—	97,136
U.S. Treasury	—	15,651,332	—	15,651,332
Money Market Fund	856,104	—	—	856,104
Repurchase Agreements	—	8,010,622	—	8,010,622

Total	$856,104	$77,308,113	$—	$78,164,217

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2017, these liquid restricted securities amounted to $2,009,418 representing 2.82% of total net assets.

**	Represents less than 0.05%.

◆	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

BKNT - Bank Note

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

MTN - Medium Term Note

NA - National Association

PLC - Public Limited Company

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

37

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
General Obligations	21.5%
Dedicated Tax	13.0%
School District	10.3%
Lease	10.2%
Higher Education	7.2%
Transportation	7.1%
Medical	7.0%
Airport	4.6%
Water & Sewer	4.6%
Power	3.0%
Water	2.9%
Pre-Refunded/Escrow	2.8%
Electric	2.3%
Utilities	1.1%
Cash Equivalents[1]	0.9%
Other Assets and Liabilities – Net[2]	1.5%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA / Aaa	6.9%
AA / Aa	61.6%
A / A	24.4%
BBB / Baa	1.8%
D	2.8%
Not Rated	1.0%
Other Assets and Liabilities – Net[2]	1.5%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value	Value

MUNICIPAL BONDS – 97.6%

ALABAMA – 0.5%

HIGHER EDUCATION – 0.5%

Auburn University, AL, Advance Refunding Revenue Bonds, (Series A), 5.00%, 6/01/21	$1,200,000	$1,375,320

TOTAL ALABAMA		$1,375,320

Description	Par Value	Value

ARIZONA – 1.2%

MEDICAL – 0.4%

Maricopa County Industrial Development Authority, AZ, Revenue Bonds, (Series A), (Banner Health Obligation Group), 5.00%, 1/01/28	$1,000,000	$1,218,260

SCHOOL DISTRICT – 0.8%

Maricopa County Unified School District No 80 Chandler, AZ, GO Limited, Economic Defeasance, 5.00%, 7/01/21	2,000,000	2,294,460

TOTAL ARIZONA		$3,512,720

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	38

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

CALIFORNIA – 7.3%

GENERAL OBLIGATIONS – 1.7%

Grossmont Healthcare District, CA, GO Unlimited, (Series C), (Health, Hospital & Nursing Home Improvements), 5.00%, 7/15/23	$2,000,000	$2,377,240

State of California, CA, GO Unlimited, 5.00%, 9/01/31	2,200,000	2,595,340

TOTAL GENERAL OBLIGATIONS		$4,972,580

LEASE – 1.7%

Los Angeles Unified School District, CA, Certificate Participation Refunding Bonds, (Series B), (Headquarters Building), 5.00%, 10/01/27	4,300,000	4,951,665

TRANSPORTATION – 2.0%

Bay Area Toll Authority, CA, Refunding Revenue Bonds, (San Francisco Bay Area), 5.00%, 4/01/26	5,000,000	5,834,350

WATER & SEWER – 1.9%

City of San Francisco Public Utilities Commission Water Revenue, CA, Refunding Revenue Bonds, (Series C), (Water Revenue), 5.00%, 11/01/27	5,000,000	5,789,950

TOTAL CALIFORNIA		$21,548,545

COLORADO – 0.8%

AIRPORT – 0.8%

City & County of Denver Airport System Revenue, CO, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/25	2,000,000	2,308,720

TOTAL COLORADO		$2,308,720

DISTRICT OF COLUMBIA – 1.6%

HIGHER EDUCATION – 1.6%

District of Columbia, DC, Advance Refunding, Revenue Bonds, (Georgetown University), 5.00%, 4/01/31	3,980,000	4,666,271

TOTAL DISTRICT OF COLUMBIA		$4,666,271

FLORIDA – 2.5%

LEASE – 1.9%

Broward County School Board, FL, Certificate Participation Refunding Bonds, (Series A), 5.00%, 7/01/21	3,000,000	3,403,770

St. Johns County School Board, FL, Certificate Participation Refunding Bonds, 5.00%, 7/01/20	2,000,000	2,230,720

TOTAL LEASE		$5,634,490

TRANSPORTATION – 0.6%

FL Turnpike Authority-A-Ref 5, FL, Revenue Bonds, Highway Revenue Tolls, 5.00%, 7/01/20	1,500,000	1,680,015

TOTAL FLORIDA		$7,314,505

Description	Par Value	Value

GEORGIA – 3.6%

HIGHER EDUCATION – 0.4%

Athens-Clarke County Unified Government Development Authority, GA, Revenue Bonds, (Series A), (UGAAP), 5.00%, 9/01/23	$1,000,000	$1,185,230

LEASE – 1.7%

Gwinnett County Development Authority, GO, Certificate Participation Refunding Bonds, (NATL-RE), 5.25%, 1/01/22	4,370,000	5,085,631

POWER – 1.5%

Municipal Electric Authority of Georgia, GA, Refunding Revenue Bonds, (Series A)

5.00%, 1/01/22	2,655,000	2,985,972

5.00%, 1/01/28	1,160,000	1,335,786

TOTAL POWER		$4,321,758

TOTAL GEORGIA		$10,592,619

ILLINOIS – 12.2%

DEDICATED TAX – 1.9%

State of Illinois, IL, Revenue Bond, (Sales Tax Revenue), (NATL-RE), 6.00%, 6/15/27	2,000,000	2,570,700

State of Illinois, IL, Revenue Bonds, Public Improvements, (NATL-RE), 6.00%, 6/15/26	2,500,000	3,161,900

TOTAL DEDICATED TAX		$5,732,600

GENERAL OBLIGATIONS – 7.3%

Chicago Park District, IL, (Ad Valorem Property Tax)

5.00%, 1/01/26	1,250,000	1,400,962

5.00%, 1/01/27	3,455,000	3,847,937

Metropolitan Water Reclamation District of Greater Chicago, GO Unlimited, (Series A), 5.00%, 12/01/28	6,000,000	7,101,120

Metropolitan Water Reclamation District of Greater Chicago IL, GO (Series B), 5.00%, 12/01/31	1,075,000	1,238,497

Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Series C-Green Bond), (Water Utility & Sewer Improvements), 5.00%, 12/01/28	6,790,000	7,873,412

TOTAL GENERAL OBLIGATIONS		$21,461,928

SCHOOL DISTRICT – 1.0%

Du Page & Will Counties, IL, Community School District No 204 Indian Prairie, GO Unlimited, Advance Refunding, (Series A), 5.00%, 12/30/19	2,785,000	3,054,755

TRANSPORTATION – 2.0%

Illinois State Toll Highway Authority, IL, Refunding Revenue Bonds, (Series D), 5.00%, 1/01/24	5,000,000	5,919,100

TOTAL ILLINOIS		$36,168,383

ANNUAL REPORT / April 30, 2017

39	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

INDIANA – 0.7%

MEDICAL – 0.7%

Indiana Finance Authority, IN, Refunding Revenue Bonds, (Series C), (Franciscan Alliance Inc., OBG), 5.00%, 11/01/21	$2,000,000	$2,117,180

TOTAL INDIANA		$2,117,180

MARYLAND – 2.2%

GENERAL OBLIGATIONS – 1.8%

Cecil County, MD, GO Unlimited, Refunding Bonds, (County Commissioners- Consolidated Public Improvements), 5.00%, 11/01/23	2,590,000	3,049,751

Montgomery County, MD, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 7/01/21	2,000,000	2,302,380

TOTAL GENERAL OBLIGATIONS		$5,352,131

MEDICAL – 0.4%

Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Anne Arundel Health Systems), 5.00%, 7/01/22	1,000,000	1,170,930

TOTAL MARYLAND		$6,523,061

MASSACHUSETTS – 2.0%

GENERAL OBLIGATIONS – 2.0%

Commonwealth of Massachusetts, MA, GO Limited, Refunding Bonds, (Series B), (AGM), 5.25%, 9/01/24	4,910,000	6,047,107

TOTAL MASSACHUSETTS		$6,047,107

MICHIGAN – 10.2%

DEDICATED TAX – 2.8%

Michigan Finance Authority, MI, Revenue Bond, (Income Tax Revenue), 4.00%, 10/01/24	2,000,000	2,087,460

Michigan Finance Authority, MI, Revenue Bonds, Repayment of Bank Loan, (Series H-1), 5.00%, 10/01/25	5,215,000	6,068,435

TOTAL DEDICATED TAX		$8,155,895

LEASE – 1.6%

Michigan State Building Authority, Revenue Bonds, (Series I), 5.00%, 10/15/30	4,000,000	4,674,320

SCHOOL DISTRICT – 3.9%

Chippewa Valley Schools, GO Unlimited, Current Refunding, (Series B), (Q-SBLF), 5.00%, 5/01/22	3,000,000	3,476,610

Grand Ledge Public Schools, MI, GO Unlimited, Current Refunding, (Q-SBLF)

5.00%, 5/01/22	1,195,000	1,384,850

5.00%, 5/01/24	2,810,000	3,333,868

Huron Valley School District, MI, GO Unlimited, Current Refunding, (Q-SBLF), 5.00%, 5/01/20	1,000,000	1,109,230

Description	Par Value	Value

Troy School District, MI, GO Unlimited, Advance Refunding, (Q-SBLF), 5.00%, 5/01/20	$2,085,000	$2,312,745

TOTAL SCHOOL DISTRICT		$11,617,303

UTILITIES – 1.1%

Lansing Board of Water & Light, MI, Revenue Bonds, (Series A), 5.00%, 7/01/29	3,000,000	3,379,230

WATER – 0.8%

Great Lakes Water Authority Water Supply System, MI, Revenue Bonds, 5.00%, 7/01/23	2,000,000	2,329,200

TOTAL MICHIGAN		$30,155,948

MISSOURI – 2.1%

MEDICAL – 2.1%

Health & Educational Facilities Authority, MI, Current Refunding, Revenue Bonds, (Saint Luke’s Health Systems, Inc.), 5.00%, 11/15/30	5,425,000	6,247,701

TOTAL MISSOURI		$6,247,701

NEBRASKA – 2.3%

ELECTRIC – 2.3%

Lincoln Nebraska Electric System, NE, Revenue Bond, 5.00%, 9/01/20	6,000,000	6,747,240

TOTAL NEBRASKA		$6,747,240

NEVADA – 3.9%

DEDICATED TAX – 3.9%

Clark County, NV, Refunding Revenue Bonds, (Series B), (Fuel Sales Tax Revenue)

5.00%, 7/01/28	5,000,000	6,201,000

5.00%, 7/01/30	4,505,000	5,278,418

TOTAL DEDICATED TAX		$11,479,418

TOTAL NEVADA		$11,479,418

NEW JERSEY – 4.2%

HIGHER EDUCATION – 1.2%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series A), (Rowan University Project), 5.00%, 7/01/28	1,030,000	1,183,151

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 7/01/27	2,000,000	2,309,980

TOTAL HIGHER EDUCATION		$3,493,131

LEASE – 1.8%

New Jersey Economic Development Authority, NJ, Refunding Revenue Bonds, (Series B), 5.00%, 11/01/23	5,000,000	5,340,550

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	40

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 0.6%

Egg Harbor Township NJ School District, GO Unlimited, Refunding School Bond, 5.00%, 9/15/23	$1,520,000	$1,795,667

TRANSPORTATION – 0.6%

New Jersey State Turnpike Authority, NJ, Revenue Bonds, (Series A), (Highway Improvement), 5.00%, 1/01/27	1,645,000	1,927,677

TOTAL NEW JERSEY		$12,557,025

NEW YORK – 10.1%

AIRPORT – 2.8%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (175th Series), (Port, Airport & Marina Improvements), 5.00%, 12/01/23	2,000,000	2,378,900

Port Authority of New York & New Jersey, NY, Current Refunding, Revenue Bonds, (194th Series), (Port, Airport & Marina Improvements), 5.00%, 10/15/31	5,000,000	5,889,750

TOTAL AIRPORT		$8,268,650

DEDICATED TAX – 3.6%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Fuel Sales Tax Revenue), 5.00%, 11/15/22	3,000,000	3,544,410

Nassau County Interim Finance Authority, NY, Refunding Revenue Bonds, (Series A), (Sales Tax), 5.00%, 11/15/21	1,960,000	2,279,441

New York City, Transitional Finance Authority, NY, Refunding Revenue Bonds, (Sub-series E), 5.00%, 11/01/22	4,125,000	4,721,599

TOTAL DEDICATED TAX		$10,545,450

GENERAL OBLIGATIONS – 1.8%

County of Nassau NY, GO Limited, (Series B), 5.00%, 10/01/28	2,400,000	2,857,680

New York City, NY, GO Unlimited, Advance Refunding, (Series C), 5.00%, 8/01/24	2,000,000	2,417,580

TOTAL GENERAL OBLIGATIONS		$5,275,260

TRANSPORTATION – 1.9%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Series B), (Transit Improvements), 5.00%, 11/15/29	3,000,000	3,471,090

New York State Thruway Authority, NY, Refunding Revenue Bonds, 5.00%, 1/01/30	2,000,000	2,318,380

TOTAL TRANSPORTATION		$5,789,470

TOTAL NEW YORK		$29,878,830

OHIO – 2.7%

GENERAL OBLIGATIONS – 0.7%

Akron-Summit County Public Library, OH, GO Unlimited, Refunding Revenue Bonds, 5.00%, 12/01/20	1,960,000	2,210,704

Description	Par Value	Value

SCHOOL DISTRICT – 2.0%

Columbus City School District, OH, GO Unlimited (School Facilities Construction & Improvement), 5.00%, 12/01/31	$4,875,000	$5,764,834

TOTAL OHIO		$7,975,538

PENNSYLVANIA – 7.0%

GENERAL OBLIGATIONS – 0.4%

Commonwealth of Pennsylvania, PA, Advance Refunding, GO Unlimited, 5.00%, 1/15/28	1,000,000	1,190,370

HIGHER EDUCATION – 1.7%

Pennsylvania Higher Educational Facilities Authority, PA, Current Refunding Revenue Bonds, (Series A), (University of Sciences, Philadelphia), 5.00%, 11/01/28	2,330,000	2,677,613

Pennsylvania State University, PA, Refunding Revenue Bonds, (Series B), 5.25%, 8/15/22	1,865,000	2,219,481

TOTAL HIGHER EDUCATION		$4,897,094

MEDICAL – 0.6%

Allegheny County Hospital Development Authority, PA, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,605,000	1,870,178

PRE-REFUNDED/ESCROW – 2.8%

Bucks County Industrial Development Authority, PA, IDA, Revenue Bonds, ETM, (Senior Lifestyles, Inc., OBG), 10.00%, 5/15/19	4,775,000	5,637,269

Pennsylvania Convention Center Authority, PA, Revenue Bonds, ETM, (Series A), (FGIC), 6.00%, 9/01/19	2,410,000	2,561,685

TOTAL PRE-REFUNDED/ESCROW		$8,198,954

SCHOOL DISTRICT – 1.5%

Hempfield Area School District, Westmoreland County, PA, GO Unlimited, Current Refunding, (Series B), (BAM State Aid Withholding), 5.00%, 3/15/21	2,240,000	2,517,648

Pittsburgh Public Schools, PA, GO Unlimited, Refunding Revenue Bonds, (Series A), (AGM State Aid Withholding), 5.00%, 9/01/21	1,775,000	1,967,481

TOTAL SCHOOL DISTRICT		$4,485,129

TOTAL PENNSYLVANIA		$20,641,725

SOUTH CAROLINA – 1.1%

POWER – 1.1%

South Carolina Public Service Authority, SC, Advance Refunding Revenue Bonds, (Series A), 5.00%, 12/01/30	2,860,000	3,185,039

TOTAL SOUTH CAROLINA		$3,185,039

ANNUAL REPORT / April 30, 2017

41	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

TEXAS – 11.8%

AIRPORT – 1.0%

Dallas/Fort Worth International Airport, TX, Refunding Revenue Bonds, (Series D), 5.25%, 11/01/23	$2,500,000	$2,889,425

GENERAL OBLIGATIONS – 4.0%

County of Harris, TX, Refunding Notes, (Ad Valorem Property Tax), 5.00%, 10/01/20	3,315,000	3,736,403

State of Texas, TX, GO Unlimited, Highway Improvements, (Transportation Commission), 5.00%, 4/01/21	3,440,000	3,929,753

State of Texas, TX, GO Unlimited, Highway Improvements, (Transportation Commission), 5.00%, 4/01/24	3,500,000	4,221,070

TOTAL GENERAL OBLIGATIONS		$11,887,226

HIGHER EDUCATION – 1.2%

Harris County Cultural Education Facilities Finance Corp., TX, Refunding Revenue Bonds, (Series A), (Baylor College of Medicine, OBG), 5.00%, 11/15/19	3,105,000	3,388,238

MEDICAL – 2.4%

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Methodist Hospital of Dallas, OBG), 5.00%, 10/01/25	6,110,000	7,107,824

SCHOOL DISTRICT – 0.5%

Point Isabel Independent School District, TX, Current Refunding, (Ad Valorem Property Tax), (PSF-GTD), 5.00%, 2/01/22	1,375,000	1,515,456

WATER & SEWER – 2.7%

City of Austin Water & Wastewater System, TX, Refunding Revenue Bonds, 5.00%, 5/15/20	3,810,000	4,246,550

City of Houston Utility System, TX, Refunding Revenue Bonds, (Series C), (Comb-First Lien)

5.00%, 5/15/21	1,250,000	1,427,812

5.00%, 5/15/23	2,000,000	2,370,440

TOTAL WATER & SEWER		$8,044,802

TOTAL TEXAS		$34,832,971

UTAH – 0.4%

MEDICAL – 0.4%

County of Utah, UT, Revenue Bonds, (IHC Health Services Inc., OBG), 5.00%, 5/15/25	1,165,000	1,312,769

TOTAL UTAH		$1,312,769

Description	Par Value	Value

VIRGINIA – 1.5%

LEASE – 1.5%

Virginia, College Building Authority, VA, Revenue Bonds, University & College Improvements, (Series A), (Public Higher Education Financing, OBG), 5.00%, 9/01/19	$4,000,000	$4,367,040

TOTAL VIRGINIA		$4,367,040

WASHINGTON – 5.7%

DEDICATED TAX – 0.8%

Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, Transit Improvements, (NATL-RE), 5.25%, 2/01/21	2,300,000	2,537,728

GENERAL OBLIGATIONS – 1.8%

State of Washington, WA, GO Unlimited, Refunding Revenue Bonds, (Series R-C), 5.00%, 7/01/24	4,500,000	5,346,630

HIGHER EDUCATION – 0.6%

Washington Economic Development Finance Authority, Refunding Revenue Bonds, 5.00%, 6/01/20	1,485,000	1,651,988

POWER – 0.4%

County of Lewis Public Utility District No. 1, WA, Current Refunding Revenue Bonds, 5.25%, 10/01/28	1,000,000	1,188,220

WATER – 2.1%

City of Seattle WA Water System Revenue, Advance Refunding Revenue Bonds, 5.00%, 5/01/21	5,500,000	6,290,020

TOTAL WASHINGTON		$17,014,586

TOTAL MUNICIPAL BONDS (COST $282,268,754)		$288,570,261

	Number of Shares

MONEY MARKET FUND – 0.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	2,638,294	$2,638,294

TOTAL MONEY MARKET FUND (COST $2,638,294)		$2,638,294

TOTAL INVESTMENTS – 98.5% (COST $284,907,048)		$291,208,555

OTHER ASSETS LESS LIABILITIES – 1.5%		4,567,193

TOTAL NET ASSETS – 100.0%		$295,775,748

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	42

Wilmington Municipal Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $284,907,048. The net unrealized appreciation/(depreciation) of investments was $6,301,507. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,836,317 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(1,534,810).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$288,570,261	$—	$288,570,261
Money Market Fund	2,638,294	—	—	2,638,294

Total	$2,638,294	$288,570,261	$—	$291,208,555

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGM - Assured Guaranty Municipal

BAM - Build America Mutual Assurance Company

ETM - Escrowed to Maturity

FGIC - Financial Guarantee Insurance Company

GO - General Obligation

IDA - Industrial Development Authority/Agency

NATL-RE - National Public Finance Guaranty Corporation

OBG - Obligation

PSF-GTD - Permanent School Fund – Guaranteed

Q-SBLF - Qualified School Bond Loan Fund

UGAAP - University of Georgia Athletic Association Project

UPMC - University of Pittsburgh Medical Center

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

43

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2017, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets
General Obligations	21.7%
Lease	10.1%
Transportation	10.1%
Dedicated Tax	9.7%
Water & Sewer	8.2%
Medical	7.6%
School District	6.3%
Higher Education	6.1%
Airport	5.6%
Power	5.0%
Pre-Refunded/Escrow	4.6%
Cash Equivalents[1]	3.8%
Other Assets and Liabilities – Net[2]	1.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA / Aaa	9.8%
AA / Aa	63.3%
A / A	21.9%
Not Rated	3.8%
Other Assets and Liabilities – Net[2]	1.2%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value	Value

MUNICIPAL BONDS – 95.0%

NEW YORK – 95.0%

AIRPORT – 5.6%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, Port, Airport & Marina Improvements, (175th Series), 5.00%, 12/01/23	$3,000,000	$3,568,350

Port Authority of New York & New Jersey, NY, Revenue Bonds, Airport & Marina Improvements, (194th Series), 5.00%, 10/15/30	1,000,000	1,185,450

TOTAL AIRPORT		$4,753,800

Description	Par Value	Value

DEDICATED TAX – 9.7%

Nassau County Interim Finance Authority, NY, Refunding Revenue Bonds, (Series A), 5.00%, 11/15/21	$1,000,000	$1,162,980

New York City, NY, Transitional Finance Authority, Revenue Bonds, Public Improvements, (Sub-Series E-1), 5.00%, 2/01/31	1,260,000	1,468,291

New York Local Government Assistance Corp., NY, Refunding Revenue Notes, (Series A), (GO of Corp.), 5.00%, 4/01/20	3,000,000	3,334,470

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 3/15/32	2,000,000	2,375,240

TOTAL DEDICATED TAX		$8,340,981

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	44

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

GENERAL OBLIGATIONS – 21.7%

City of New York, NY, AD Valorem Property Tax, GO, Advance Refunding, (Series C), 5.00%, 8/01/23	$2,000,000	$2,384,220

County of Albany, NY, GO, Refunding Bonds, AD Valorem Property Tax, 5.00%, 9/15/20	2,595,000	2,923,008

County of Saratoga NY, GO, Economic Defeasance, Refunding Bonds, AD Valorem Property Tax, 5.00%, 7/15/31	1,150,000	1,448,034

Nassau County, NY, AD Valorem Property Tax, GO, Public Improvements, (Series B), 5.00%, 10/01/29	2,875,000	3,395,059

Nassau County, NY, AD Valorem Property Tax, GO, Public Improvements, (Series C), (BAM-TCRS), 5.00%, 4/01/26	1,000,000	1,197,770

New York State, NY, GO Unlimited, Highway Improvements, (Series E), (State Aid Withholding), 5.00%, 12/15/21	2,090,000	2,443,356

New York State, NY, GO Unlimited, Highway Improvements, (Series E), 5.00%, 12/15/30	1,555,000	1,797,860

Town of Cheektowaga NY, GO, Refunding Notes, AD Valorem Property Tax, 5.00%, 7/01/28	1,000,000	1,227,730

Town of Southold NY, GO, Economic Defeasance, Refunding Bonds, 3.00%, 2/15/21	485,000	517,354

Town of West Seneca, NY, AD Valorem Property Tax, GO, Public Improvements, 5.00%, 7/15/21	1,040,000	1,195,106

TOTAL GENERAL OBLIGATIONS		$18,529,497

HIGHER EDUCATION – 6.1%

Monroe County Industrial Development Corp., NY, University of Rochester Project, Revenue Bonds, University & College Improvements, (Series B), 5.00%, 7/01/23	1,000,000	1,193,640

New York State Dormitory Authority, NY, Barnard College, Revenue Bonds, University & College Improvements, (Series A), 5.00%, 7/01/21	1,000,000	1,141,110

New York State Dormitory Authority, NY, Current Refunding, University College Improvements, (Series A), 5.00%, 7/01/20	1,470,000	1,643,489

New York State Dormitory Authority, NY, New York University, Revenue Bonds, University & College Improvements, (Series A), 5.00%, 7/01/20	1,100,000	1,232,374

TOTAL HIGHER EDUCATION		$5,210,613

LEASE – 10.1%

Erie County, NY, IDA, Refunding Revenue Bonds, School Improvements, (State Aid Withholding), 5.00%, 5/01/29	2,000,000	2,403,340

Description	Par Value	Value

Erie County, NY, IDA, Revenue Bonds, School Improvements, (Series A), (School District Buffalo Project)/(State Aid Withholding), 5.00%, 5/01/23	$3,000,000	$3,412,470

New York City, NY, Transitional Finance Authority, Building Aid, Revenue Refunding Bonds, School Improvements, (Series S-5), (State Aid Withholding), 5.00%, 1/15/27	2,670,000	2,843,256

TOTAL LEASE		$8,659,066

MEDICAL – 7.6%

New York State Dormitory Authority, NY, Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 7/01/27	4,650,000	5,434,083

New York State Dormitory Authority, NY, Revenue Refunding Bonds, (Series C), (Memorial Sloan Kettering Cancer Center),, (NATL-RE), 5.75%, 7/01/19	1,010,000	1,107,202

TOTAL MEDICAL		$6,541,285

POWER – 5.0%

Long Island Power Authority, NY, Electric System Improvements, General Revenue Bonds, (Series B), 5.00%, 9/01/25	1,000,000	1,203,560

New York State Power Authority (The), NY, Revenue Refunding Bonds, (Series A), (GO of Authority), 5.00%, 11/15/22	2,575,000	3,044,912

TOTAL POWER		$4,248,472

PRE-REFUNDED/ESCROW – 4.6%

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series Y), (CAPMAC – ITC GO of Authority), 6.13%, 1/01/21	3,500,000	3,895,605

SCHOOL DISTRICT – 6.3%

Bay Shore Union Free School District, NY, Current Refunding, AD Valorem Property Tax, (State Aid Withholding), 5.00%, 1/15/22	2,710,000	3,147,367

Commack Union Free School District, NY, Refunding Bonds, (GO, State Aid Withholding), 4.00%, 11/15/21	1,000,000	1,112,870

Corning City School District, NY, GO, Refunding Notes, AD Valorem Property Tax, (State Aid Withholding), 5.00%, 6/15/21	1,000,000	1,146,410

TOTAL SCHOOL DISTRICT		$5,406,647

TRANSPORTATION – 10.1%

Metropolitan Transportation Authority, NY, Revenue Refunding Bonds, Transit Improvements, (Series B), 5.00%, 11/15/29	2,330,000	2,695,880

Metropolitan Transportation Authority, NY, Revenue Refunding Bonds, Transit Improvements, (Series E), 5.00%, 11/15/28	2,000,000	2,316,760

Triborough Bridge & Tunnel Authority, NY, Revenue Bonds, Highway Improvements, (Series A), 5.00%, 11/15/24	2,985,000	3,645,969

TOTAL TRANSPORTATION		$8,658,609

ANNUAL REPORT / April 30, 2017

45	PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (concluded)

Description	Par Value	Value

WATER & SEWER – 8.2%

Buffalo, NY, Municipal Water Finance Authority, Current Refunding, Municipal Water Finance, 5.00%, 7/01/29	$1,170,000	$1,350,882

New York City Water & Sewer System, NY, Current Refunding, Municipal Water Finance, 5.00%, 6/15/28	1,150,000	1,392,569

New York City Water & Sewer System, NY, Refunding Revenue Bonds, (Series EE), 5.00%, 6/15/28	3,595,000	4,282,688

TOTAL WATER & SEWER		$7,026,139

TOTAL NEW YORK		$81,270,714

TOTAL MUNICIPAL BONDS (COST $79,425,139)		$81,270,714

Description	Number of Shares	Value

MONEY MARKET FUND – 3.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	3,230,371	$3,230,371

TOTAL MONEY MARKET FUND (COST $3,230,371)		$3,230,371

TOTAL INVESTMENTS – 98.8% (COST $82,655,510)		$84,501,085

OTHER ASSETS LESS LIABILITIES – 1.2%		1,043,731

TOTAL NET ASSETS – 100.0%		$85,544,816

Cost of investments for Federal income tax purposes is $82,655,510. The net unrealized appreciation/(depreciation) of investments was $1,845,575. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,336,565 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(490,990).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$81,270,714	$—	$81,270,714
Money Market Fund	3,230,371	—	—	3,230,371

Total	$3,230,371	$81,270,714	$—	$84,501,085

^	7-Day net yield.

The following acronyms are used throughout this Fund:
BAM-TCRS – Build America Mutual-Tax Credit Reporting Service
CAPMAC – Capital Markets Assurance Corporation
GO – General Obligation
IDA – Industrial Development Authority/Agency
ITC – Insured Trust Certificate
NATL-RE – National Public Finance Guarantee Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	46

April 30, 2017	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Bond Fund
ASSETS:
Investments, at identified cost	$524,430,426		$132,562,259		$77,988,880

Investments in securities, at value (Including $15,013,674, $4,244,969, and $7,846,245 of securities on loan, respectively) (Note 2)	$527,503,443		$133,453,713		$78,164,217
Income receivable	3,269,672		842,488		303,603
Receivable for shares sold	827,669		144,762		1,031,905
Receivable for investments sold	—		—		153
Prepaid assets	21,494		20,820		18,150

TOTAL ASSETS	531,622,278		134,461,783		79,518,028

LIABILITIES:
Payable for investments purchased	7,321,844		—		—
Collateral for securities on loan	15,337,326		4,340,579		8,010,622
Income distribution payable	926,469		184,588		91,706
Payable for shares redeemed	224,654		23,085		36,834
Payable for Trustees’ fees	3,305		3,305		3,305
Payable for distribution services fee	925		569		1,361
Payable for shareholder services fee	371		227		—
Other accrued expenses	119,953		40,960		40,416

TOTAL LIABILITIES	23,934,847		4,593,313		8,184,244

NET ASSETS	$507,687,431		$129,868,470		$71,333,784

NET ASSETS CONSIST OF:

Paid-in capital	$505,924,592		$128,949,729		$72,391,618
Undistributed net investment income	22,868		1,005		9,807
Accumulated net realized gain (loss) on investments	(1,333,046)		26,282		(1,242,978)
Net unrealized appreciation (depreciation) of investments	3,073,017		891,454		175,337

TOTAL NET ASSETS	$507,687,431		$129,868,470		$71,333,784

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,502,936		$2,765,614		$6,628,324

Shares outstanding (unlimited shares authorized)	460,210		279,958		663,407

Net Asset Value per share	$9.78		$9.88		$9.99

Offering price per share*	$10.24	***	$10.35	***	$10.17	**

Class I
Net Assets	$503,184,495		$127,102,856		$64,705,460

Shares outstanding (unlimited shares authorized)	52,305,262		12,858,766		6,474,927

Net Asset Value per share	$9.62		$9.88		$9.99

*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share: 100/98.25 of net asset value.
***	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

47	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2017	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$284,907,048	$82,655,510

Investments in securities, at value	$291,208,555	$84,501,085
Interest receivable	3,960,715	1,143,717
Receivable for shares sold	1,286,789	140,343
Prepaid assets	24,797	14,126

TOTAL ASSETS	296,480,856	85,799,271

LIABILITIES:
Income distribution payable	490,995	122,657
Payable for shares redeemed	140,900	88,528
Payable for Trustees’ fees	3,305	3,305
Payable for distribution services fee	6,556	3,615
Other accrued expenses	63,352	36,350

TOTAL LIABILITIES	705,108	254,455

NET ASSETS	$295,775,748	$85,544,816

NET ASSETS CONSIST OF:

Paid-in capital	$290,325,924	$83,196,016
Undistributed (distributions in excess of) net investment income	(108)	31
Accumulated net realized gain (loss) on investments	(851,575)	503,194
Net unrealized appreciation (depreciation) of investments	6,301,507	1,845,575

TOTAL NET ASSETS	$295,775,748	$85,544,816

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$31,951,032	$17,554,246

Shares outstanding (unlimited shares authorized)	2,431,083	1,662,096

Net Asset Value per share	$13.14	$10.56

Offering price per share*	$13.76 ***	$11.06	***

Class I
Net Assets	$263,824,716	$67,990,570

Shares outstanding (unlimited shares authorized)	20,066,138	6,434,256

Net Asset Value per share	$13.15	$10.57

*	See “How are Shares Priced?” in the Prospectus.
***	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	48

Year Ended April 30, 2017	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund	Wilmington Short-Term Bond Fund
INVESTMENT INCOME:
Dividends	$28,000	$11,027	$1,096
Interest	12,445,589	2,863,968	1,634,960
Securities lending income	9,970	9,865	9,762

TOTAL INVESTMENT INCOME	12,483,559	2,884,860	1,645,818

EXPENSES:
Investment advisory fee	2,234,858	593,051	394,919
Administrative personnel and services fees	159,365	42,274	31,589
Portfolio accounting and administration fees	163,716	59,161	47,143
Transfer and dividend disbursing agent fees and expenses	127,473	8,062	45,996
Trustees’ fees	52,281	52,280	52,280
Professional fees	67,761	67,632	67,599
Distribution services fee—Class A	12,050	7,775	17,517
Shareholder services fee—Class A	12,050	7,775	17,517
Shareholder services fee— Class I	1,229,535	321,697	229,307
Share registration costs	33,938	31,281	32,966
Printing and postage	26,252	4,063	6,084
Custodian fees	19,895	5,875	8,936
Miscellaneous	57,006	30,839	29,762

TOTAL EXPENSES	4,196,180	1,231,765	981,615

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(211,051)	(196,035)	(243,372)
Waiver of shareholder services fee—Class A	(7,717)	(5,235)	(17,517)
Waiver of shareholder services fee—Class I	(1,229,535)	(321,697)	(229,307)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,448,303)	(522,967)	(490,196)

Net expenses	2,747,877	708,798	491,419

Net investment income	9,735,682	2,176,062	1,154,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	317,333	300,634	253,519
Net change in unrealized appreciation (depreciation) of investments	(7,764,099)	(1,854,852)	(666,354)

Net realized and unrealized gain (loss) on investments	(7,446,766)	(1,554,218)	(412,835)

Change in net assets resulting from operations	$2,288,916	$621,844	$741,564

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

49	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2017	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$22,505	$13,082
Interest	7,271,628	2,008,847

TOTAL INVESTMENT INCOME	7,294,133	2,021,929

EXPENSES:
Investment advisory fee	1,388,324	388,740
Administrative personnel and services fees	98,921	27,701
Portfolio accounting and administration fees	110,096	36,988
Transfer and dividend disbursing agent fees and expenses	26,198	16,982
Trustees’ fees	52,280	52,281
Professional fees	66,360	66,303
Distribution services fee—Class A	86,473	47,148
Shareholder services fee—Class A	86,473	47,148
Shareholder services fee— Class I	684,816	168,818
Share registration costs	31,696	10,757
Printing and postage	6,934	6,057
Custodian fees	8,537	2,063
Miscellaneous	44,232	27,547

TOTAL EXPENSES	2,691,340	898,533

Waiver/reimbursement by investment advisor	(321,846)	(125,738)
Waiver of shareholder services fee—Class A	(86,473)	(47,148)
Waiver of shareholder services fee—Class I	(684,816)	(168,818)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,093,135)	(341,704)

Net expenses	1,598,205	556,829

Net investment income	5,695,928	1,465,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	866,344	859,871
Net change in unrealized appreciation (depreciation) of investments	(8,426,840)	(2,829,526)

Net realized and unrealized gain (loss) on investments	(7,560,496)	(1,969,655)

Change in net assets resulting from operations	$(1,864,568)	$(504,555)

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	50

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund

	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income	$9,735,682	$8,993,856	$2,176,062	$2,034,579
Net realized gain (loss) on investments	317,333	361,143	300,634	198,850
Net change in unrealized appreciation (depreciation) of investments	(7,764,099)	403,274	(1,854,852)	95,539

Change in net assets resulting from operations	2,288,916	9,758,273	621,844	2,328,968

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(88,674)	(106,726)	(41,156)	(53,913)
Class I	(10,729,750)	(9,641,032)	(2,138,110)	(1,988,439)
Distributions from net realized gain on investments
Class A	—	(6,169)	(4,184)	(14,272)
Class I	—	(498,655)	(179,465)	(426,026)

Change in net assets resulting from distributions to shareholders	(10,818,424)	(10,252,582)	(2,362,915)	(2,482,650)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	48,174	180,484	1,774	81,897
Class I	230,617,419	87,413,650	60,818,336	34,788,277
Distributions reinvested
Class A	68,265	84,360	37,289	58,580
Class I	6,528,748	6,268,503	1,054,059	1,330,825
Cost of shares redeemed
Class A	(747,073)	(772,335)	(743,135)	(1,008,812)
Class I	(135,479,448)	(96,535,411)	(53,474,057)	(42,144,440)

Change in net assets resulting from share transactions	101,036,085	(3,360,749)	7,694,266	(6,893,673)

Change in net assets	92,506,577	(3,855,058)	5,953,195	(7,047,355)
NET ASSETS:
Beginning of year	415,180,854	419,035,912	123,915,275	130,962,630

End of year	$507,687,431	$415,180,854	$129,868,470	$123,915,275

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$22,868	$10,762	$1,005	$670

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	4,793	18,427	178	8,265
Class I	23,628,508	9,055,846	6,102,828	3,504,541
Distributions reinvested
Class A	6,899	8,602	3,749	5,907
Class I	671,428	650,104	105,977	134,190
Shares redeemed
Class A	(75,015)	(78,814)	(74,369)	(101,688)
Class I	(13,924,822)	(10,011,080)	(5,367,645)	(4,243,380)

Net change in shares outstanding	10,311,791	(356,915)	770,718	(692,165)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

51	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Short-Term Bond Fund		Wilmington Municipal Bond Fund

	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income	$1,154,399	$1,539,175	$5,695,928	$5,660,021
Net realized gain (loss) on investments	253,519	149,886	866,344	2,362,715
Net change in unrealized appreciation (depreciation) of investments	(666,354)	(171,835)	(8,426,840)	5,817,885

Change in net assets resulting from operations	741,564	1,517,226	(1,864,568)	13,840,621

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income
Class A	(85,741)	(91,081)	(560,888)	(666,853)
Class I	(1,337,526)	(1,847,872)	(5,135,036)	(4,993,131)
Distributions from net realized gain on investments
Class A	—	(17,296)	(240,362)	(691,939)
Class I	—	(269,842)	(1,970,473)	(4,530,680)

Change in net assets resulting from distributions to shareholders	(1,423,267)	(2,226,091)	(7,906,759)	(10,882,603)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	224,054	561,708	152,526	480,079
Class I	14,520,284	47,593,284	80,366,577	40,442,272
Distributions reinvested
Class A	58,870	70,383	602,054	1,043,704
Class I	752,694	1,089,915	2,786,214	4,988,667
Cost of shares redeemed
Class A	(1,398,588)	(3,285,355)	(5,934,497)	(5,319,845)
Class I	(110,478,733)	(54,418,111)	(78,471,180)	(40,057,981)

Change in net assets resulting from share transactions	(96,321,419)	(8,388,176)	(498,306)	1,576,896

Change in net assets	(97,003,122)	(9,097,041)	(10,269,633)	4,534,914
NET ASSETS:
Beginning of year	168,336,906	177,433,947	306,045,381	301,510,467

End of year	$71,333,784	$168,336,906	$295,775,748	$306,045,381

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$9,807	$13,478	$(108)	$46

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	22,404	55,801	11,480	35,795
Class I	1,448,952	4,736,557	6,033,791	3,010,966
Distributions reinvested
Class A	5,869	7,016	45,682	78,231
Class I	75,030	108,632	213,107	374,967
Shares redeemed
Class A	(139,321)	(327,314)	(445,735)	(396,970)
Class I	(10,994,293)	(5,421,880)	(5,954,323)	(2,986,163)

Net change in shares outstanding	(9,581,359)	(841,188)	(95,998)	116,826

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	52

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income	$1,465,100	$1,624,686
Net realized gain (loss) on investments	859,871	1,485,048
Net change in unrealized appreciation (depreciation) of investments	(2,829,526)	602,434

Change in net assets resulting from operations	(504,555)	3,712,168

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(282,541)	(372,578)
Class I	(1,182,549)	(1,252,099)
Distributions from net realized gain on investments
Class A	(172,832)	(33,214)
Class I	(618,377)	(100,441)

Change in net assets resulting from distributions to shareholders	(2,256,299)	(1,758,332)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	100,841	122,601
Class I	20,000,921	11,578,776
Distributions reinvested
Class A	303,265	261,885
Class I	1,164,646	773,587
Cost of shares redeemed
Class A	(2,418,986)	(3,358,153)
Class I	(14,746,019)	(13,824,734)

Change in net assets resulting from share transactions	4,404,668	(4,446,038)

Change in net assets	1,643,814	(2,492,202)
NET ASSETS:
Beginning of year	83,901,002	86,393,204

End of year	$85,544,816	$83,901,002

Undistributed net investment income included in net assets at end of year	$31	$21

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	9,390	11,337
Class I	1,863,546	1,076,403
Distributions reinvested
Class A	28,657	24,434
Class I	110,131	72,112
Shares redeemed
Class A	(226,497)	(313,812)
Class I	(1,373,629)	(1,286,932)

Net change in shares outstanding	411,598	(416,458)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

53	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$9.94	$9.95	$9.80	$10.19	$10.23
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.18	0.17	0.20	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	0.02	0.19	(0.21)	0.17

Total Income (Loss) From Operations	0.02	0.20	0.36	(0.01)	0.40

Less Distributions From:
Net Investment Income	(0.18)	(0.20)	(0.19)	(0.23)	(0.25)
Net Realized Gains	—	(0.01)	(0.02)	(0.15)	(0.19)

Total Distributions	(0.18)	(0.21)	(0.21)	(0.38)	(0.44)

Net Asset Value, End of Year	$9.78	$9.94	$9.95	$9.80	$10.19

Total Return(b)	0.22%	2.03%	3.69%	(0.03)%	3.93%
Net Assets, End of Year (000’s)	$4,503	$5,206	$5,726	$5,983	$6,951
Ratios to Average Net Assets
Gross Expense	1.09%	1.10%	1.12%	1.15%	1.17%
Net Expenses(c)	0.89%	0.88%	0.94%	0.98%	0.99%
Net Investment Income	1.62%	1.85%	1.74%	2.09%	2.23%
Portfolio Turnover Rate	32%	44%	45%	113%	106%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$9.78	$9.79	$9.63	$10.03	$10.07
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.21	0.20	0.23	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	0.02	0.20	(0.22)	0.17

Total Income (Loss) From Operations	0.05	0.23	0.40	0.01	0.43

Less Distributions From:
Net Investment Income	(0.21)	(0.23)	(0.22)	(0.26)	(0.28)
Net Realized Gains	—	(0.01)	(0.02)	(0.15)	(0.19)

Total Distributions	(0.21)	(0.24)	(0.24)	(0.41)	(0.47)

Net Asset Value, End of Year	$9.62	$9.78	$9.79	$9.63	$10.03

Total Return(b)	0.54%	2.38%	4.19%	0.16%	4.32%
Net Assets, End of Year (000’s)	$503,184	$409,975	$413,310	$246,525	$275,173
Ratios to Average Net Assets
Gross Expense	0.84%	0.85%	0.88%	0.92%	0.92%
Net Expenses(c)	0.55%	0.55%	0.60%	0.65%	0.64%
Net Investment Income	1.96%	2.15%	2.07%	2.41%	2.57%
Portfolio Turnover Rate	32%	44%	45%	113%	106%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	54

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.01	$10.02	$10.10	$10.60	$10.64
Income (Loss) From Operations:
Net Investment Income(a)	0.13	0.13	0.13	0.14	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	0.03	0.09	(0.19)	0.13

Total Income (Loss) From Operations	0.01	0.16	0.22	(0.05)	0.31

Less Distributions From:
Net Investment Income	(0.13)	(0.13)	(0.13)	(0.15)	(0.19)
Net Realized Gains	(0.01)	(0.04)	(0.17)	(0.30)	(0.16)

Total Distributions	(0.14)	(0.17)	(0.30)	(0.45)	(0.35)

Net Asset Value, End of Year	$9.88	$10.01	$10.02	$10.10	$10.60

Total Return(b)	0.16%	1.62%	2.14%	(0.40)%	2.90%
Net Assets, End of Year (000’s)	$2,765	$3,509	$4,389	$5,279	$9,730
Ratios to Average Net Assets
Gross Expense	1.18%	1.18%	1.15%	1.12%	1.14%
Net Expenses(c)	0.86%	0.85%	0.89%	0.91%	0.94%
Net Investment Income	1.32%	1.34%	1.25%	1.38%	1.69%
Portfolio Turnover Rate	39%	32%	45%	43%	52%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.02	$10.03	$10.10	$10.60	$10.65
Income (Loss) From Operations:
Net Investment Income(a)	0.17	0.17	0.16	0.17	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.03	0.10	(0.18)	0.11

Total Income (Loss) From Operations	0.04	0.20	0.26	(0.01)	0.33

Less Distributions From:
Net Investment Income	(0.17)	(0.17)	(0.16)	(0.19)	(0.22)
Net Realized Gains	(0.01)	(0.04)	(0.17)	(0.30)	(0.16)

Total Distributions	(0.18)	(0.21)	(0.33)	(0.49)	(0.38)

Net Asset Value, End of Year	$9.88	$10.02	$10.03	$10.10	$10.60

Total Return(b)	0.40%	1.94%	2.57%	(0.09)%	3.15%
Net Assets, End of Year (000’s)	$127,103	$120,406	$126,574	$136,516	$201,572
Ratios to Average Net Assets
Gross Expense	0.93%	0.93%	0.93%	0.91%	0.89%
Net Expenses(c)	0.53%	0.53%	0.57%	0.60%	0.60%
Net Investment Income	1.66%	1.66%	1.57%	1.69%	2.03%
Portfolio Turnover Rate	39%	32%	45%	43%	52%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

55	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM BOND FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.07	$10.10	$10.23	$10.33	$10.28
Income (Loss) From Operations:
Net Investment Income(a)	0.10	0.07	0.07	0.07	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.02)	0.00 (b)	0.08

Total Income (Loss) From Operations	0.04	0.09	0.05	0.07	0.17

Less Distributions From:
Net Investment Income	(0.12)	(0.10)	(0.06)	(0.08)	(0.09)
Net Realized Gains	—	(0.02)	(0.12)	(0.09)	(0.03)

Total Distributions	(0.12)	(0.12)	(0.18)	(0.17)	(0.12)

Net Asset Value, End of Year	$9.99	$10.07	$10.10	$10.23	$10.33

Total Return(c)	0.43%	0.87%	0.51%	0.68%	1.66%
Net Assets, End of Year (000’s)	$6,628	$7,796	$10,495	$2,785	$3,129
Ratios to Average Net Assets
Gross Expense	1.23%	1.11%	1.17%	1.19%	1.20%
Net Expenses(d)	0.73%	0.73%	0.78%	0.83%	0.86%
Net Investment Income	0.96%	0.71%	0.71%	0.64%	0.89%
Portfolio Turnover Rate	72%	104%	138%	196%	110%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.07	$10.10	$10.23	$10.33	$10.28
Income (Loss) From Operations:
Net Investment Income(a)	0.12	0.10	0.08	0.09	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	0.01	0.00 (b)	0.00 (b)	0.08

Total Income (Loss) From Operations	0.07	0.11	0.08	0.09	0.20

Less Distributions From:
Net Investment Income	(0.15)	(0.12)	(0.09)	(0.10)	(0.12)
Net Realized Gains	—	(0.02)	(0.12)	(0.09)	(0.03)

Total Distributions	(0.15)	(0.14)	(0.21)	(0.19)	(0.15)

Net Asset Value, End of Year	$9.99	$10.07	$10.10	$10.23	$10.33

Total Return(c)	0.68%	1.12%	0.76%	0.90%	1.91%
Net Assets, End of Year (000’s)	$64,706	$160,541	$166,939	$165,057	$182,588
Ratios to Average Net Assets
Gross Expense	0.98%	0.86%	0.96%	0.97%	0.96%
Net Expenses(d)	0.48%	0.48%	0.56%	0.61%	0.61%
Net Investment Income	1.19%	0.97%	0.81%	0.86%	1.12%
Portfolio Turnover Rate	72%	104%	138%	196%	110%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	56

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$13.54	$13.41	$13.40	$13.75	$13.79
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.23	0.25	0.27	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.31)	0.37	0.13	(0.23)	0.27

Total Income (Loss) From Operations	(0.09)	0.60	0.38	0.04	0.51

Less Distributions From:
Net Investment Income	(0.22)	(0.23)	(0.25)	(0.27)	(0.24)
Net Realized Gains	(0.09)	(0.24)	(0.12)	(0.12)	(0.31)

Total Distributions	(0.31)	(0.47)	(0.37)	(0.39)	(0.55)

Net Asset Value, End of Year	$13.14	$13.54	$13.41	$13.40	$13.75

Total Return(b)	(0.65)%	4.55%	2.83%	0.37%	3.74%
Net Assets, End of Year (000’s)	$31,951	$38,182	$41,607	$17,128	$21,435
Ratios to Average Net Assets
Gross Expense	1.09%	1.09%	1.12%	1.14%	1.13%
Net Expenses(c)	0.74%	0.74%	0.79%	0.86%	0.86%
Net Investment Income	1.62%	1.69%	1.84%	2.00%	1.74%
Portfolio Turnover Rate	40%	32%	50%	38%	38%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$13.55	$13.42	$13.40	$13.76	$13.79
Income (Loss) From Operations:
Net Investment Income(a)	0.25	0.26	0.28	0.30	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.31)	0.37	0.15	(0.24)	0.28

Total Income (Loss) From Operations	(0.06)	0.63	0.43	0.06	0.56

Less Distributions From:
Net Investment Income	(0.25)	(0.26)	(0.29)	(0.30)	(0.28)
Net Realized Gains	(0.09)	(0.24)	(0.12)	(0.12)	(0.31)

Total Distributions	(0.34)	(0.50)	(0.41)	(0.42)	(0.59)

Net Asset Value, End of Year	$13.15	$13.55	$13.42	$13.40	$13.76

Total Return(b)	(0.39)%	4.81%	3.17%	0.55%	4.06%
Net Assets, End of Year (000’s)	$263,825	$267,864	$259,904	$199,503	$247,914
Ratios to Average Net Assets
Gross Expense	0.84%	0.84%	0.88%	0.89%	0.90%
Net Expenses(c)	0.49%	0.49%	0.55%	0.61%	0.61%
Net Investment Income	1.87%	1.94%	2.11%	2.25%	2.01%
Portfolio Turnover Rate	40%	32%	50%	38%	38%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements.

ANNUAL REPORT / April 30, 2017

57	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.91	$10.66	$10.56	$10.75	$10.59
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.19	0.21	0.19	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.27	0.10	(0.19)	0.16

Total Income (Loss) From Operations	(0.09)	0.46	0.31	0.00	0.37

Less Distributions From:
Net Investment Income	(0.16)	(0.19)	(0.21)	(0.19)	(0.21)
Net Realized Gains	(0.10)	(0.02)	—	—	—

Total Distributions	(0.26)	(0.21)	(0.21)	(0.19)	(0.21)

Net Asset Value, End of Year	$10.56	$10.91	$10.66	$10.56	$10.75

Total Return(b)	(0.81)%	4.32%	2.91%	0.04%	3.48%
Net Assets, End of Year (000’s)	$17,554	$20,197	$22,691	$24,301	$31,239
Ratios to Average Net Assets
Gross Expense	1.24%	1.22%	1.22%	1.21%	1.20%
Net Expenses(c)	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income	1.50%	1.76%	1.93%	1.79%	1.94%
Portfolio Turnover Rate	32%	24%	31%	34%	41%

CLASS I	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$10.92	$10.67	$10.57	$10.76	$10.60
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.22	0.23	0.21	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.27	0.10	(0.18)	0.16

Total Income (Loss) From Operations	(0.06)	0.49	0.33	0.03	0.39

Less Distributions From:
Net Investment Income	(0.19)	(0.22)	(0.23)	(0.22)	(0.23)
Net Realized Gains	(0.10)	(0.02)	—	—	—

Total Distributions	(0.29)	(0.24)	(0.23)	(0.22)	(0.23)

Net Asset Value, End of Year	$10.57	$10.92	$10.67	$10.57	$10.76

Total Return(b)	(0.55)%	4.58%	3.17%	0.30%	3.74%
Net Assets, End of Year (000’s)	$67,991	$63,704	$63,702	$69,325	$78,471
Ratios to Average Net Assets
Gross Expense	0.99%	0.98%	0.97%	0.96%	0.95%
Net Expenses(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income	1.75%	2.01%	2.18%	2.05%	2.18%
Portfolio Turnover Rate	32%	24%	31%	34%	41%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	58

Wilmington Funds

April	30, 2017

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)(d)	The Fund seeks to provide current income.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d) Diversified

(n) Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the year. As of April 30, 2017, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2017

59	NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund
Citigroup Global Markets, Inc.	$2,914,788	$2,914,788	$—	$—
Deutsche Bank Securities, Inc.	2,914,788	2,914,788	—	—
JP Morgan Securities LLC	763,386	763,386	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,914,788	2,914,788	—	—
Mizuho Securities USA, Inc.	2,914,788	2,914,788	—	—
RBC Dominion Securities, Inc.	2,914,788	2,914,788	—	—

	$15,337,326	$15,337,326	$—	$—

Intermediate-Term Bond Fund
Citigroup Global Markets, Inc.	824,859	824,859	—	—
Deutsche Bank Securities, Inc.	824,859	824,859	—	—
JP Morgan Securities LLC	216,284	216,284	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	824,859	824,859	—	—
Mizuho Securities USA, Inc.	824,859	824,859	—	—
RBC Dominion Securities, Inc.	824,859	824,859	—	—

	$4,340,579	$4,340,579	$—	$—

Short-Term Bond Fund
Citigroup Global Markets, Inc.	1,522,354	1,522,354	—	—
Deutsche Bank Securities, Inc.	1,522,354	1,522,354	—	—
JP Morgan Securities LLC	398,852	398,852	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,522,354	1,522,354	—	—
Mizuho Securities USA, Inc.	1,522,354	1,522,354	—	—
RBC Dominion Securities, Inc.	1,522,354	1,522,354	—	—

	$8,010,622	$8,010,622	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	60

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2017, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2017.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

ANNUAL REPORT / April 30, 2017

61	NOTES TO FINANCIAL STATEMENTS (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2017, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund	$15,013,674	$15,013,674	$—
Intermediate-Term Bond Fund	4,244,969	4,244,969	—
Short-Term Bond Fund	7,846,245	7,846,245	—

(1)	Collateral with a value of $15,337,326, $4,340,579 and $8,010,622, respectively, has been received in connection with securities lending transactions.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2016, 2015, and 2014, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, discount accretion/premium amortization on debt securities and capital gain or loss as a result of paydown activity. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

For the year ended April 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Broad Market Bond Fund	$—	$1,094,848	$(1,094,848)
Intermediate-Term Bond Fund	(2)	3,539	(3,537)
Short-Term Bond Fund	—	265,197	(265,197)
Municipal Bond Fund	—	(158)	158

The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	Ordinary Income*	2017 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2016 Tax Exempt Income	Long-Term Capital Gains
Broad Market Bond Fund	$10,818,424	$—	$—	$9,747,956	$—	$504,626
Intermediate-Term Bond Fund	2,311,341	—	51,574	2,090,943	—	391,707
Short-Term Bond Fund	1,423,267	—	—	1,939,029	—	287,062
Municipal Bond Fund	508,734	5,683,961	1,714,064	245,967	5,658,718	4,977,918
New York Municipal Bond Fund	29,552	1,456,787	769,960	—	1,624,677	133,655

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	62

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
Broad Market
Bond Fund	$949,337	$—	$—	$(926,469)	$3,073,017	$(1,333,046)	$—

Intermediate-Term
Bond Fund	185,593	—	91,445	(184,588)	877,368	—	(51,077)

Short-Term
Bond Fund	101,513	—	—	(91,706)	167,462	(1,235,103)	—

Municipal Bond
Fund	—	490,886	—	(490,994)	6,301,507	—	(851,575)

New York Municipal
Bond Fund	—	122,688	503,197	(122,660)	1,845,575	—	—

At April 30, 2017, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Capital Loss Available Through 2018	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
Broad Market Bond Fund	$—	$494,203	$838,843	$1,333,046
Short-Term Bond Fund	108,426	615,626	511,051	1,235,103

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2017 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses
Intermediate-Term Bond
Fund	$—	$51,077	$—
Municipal Bond Fund	—	1,096,441	(244,866)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.45%
Intermediate-Term Bond Fund	0.45%
Short-Term Bond Fund	0.40%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

WFMC and the Funds’ shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

ANNUAL REPORT / April 30, 2017

63	NOTES TO FINANCIAL STATEMENTS (continued)

	Contractual Expense Limitations

Fund	Class A	Class I
Broad Market Bond Fund	0.90%	0.55%
Intermediate-Term Bond Fund	0.88%	0.53%
Short-Term Bond Fund	0.73%	0.48%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.84%	0.59%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. . Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2017, neither WFMC nor BNYM waived any administrative personnel and services fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2017, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$8,442
Intermediate-Term Bond Fund	4,244
Short-Term Bond Fund	11,929
Municipal Bond Fund	73,157
New York Municipal Bond Fund	41,927

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2017, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Broad Market Bond Fund	$1,817
Short-Term Bond Fund	141
Municipal Bond Fund	3,721
New York Municipal Bond Fund	2,563

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	64

Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2017, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$2,920
Intermediate-Term Bond Fund	1,408

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2017 were as follows:

	Investments
Fund	Purchases	Sales
Broad Market Bond Fund	$207,771,917	$145,422,834
Intermediate-Term Bond Fund	31,753,589	23,278,563
Short-Term Bond Fund	23,071,570	86,606,727
Municipal Bond Fund	125,627,781	119,737,202
New York Municipal Bond Fund	31,385,894	26,291,088

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2017 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Broad Market Bond Fund	$39,135,667	$ 9,638,738
Intermediate-Term Bond Fund	25,969,369	26,769,432
Short-Term Bond Fund	45,758,611	62,183,137

6.	CONCENTRATION OF RISK

Since New York Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2017, 7.3% of New York Municipal Bond Fund’s total market value of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

7.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2018.

The Funds did not utilize the LOC for the year ended April 30, 2017.

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to

ANNUAL REPORT / April 30, 2017

65	NOTES TO FINANCIAL STATEMENTS (continued)

improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2017 / ANNUAL REPORT

66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the series constituting the Wilmington Funds) at April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2017

ANNUAL REPORT / April 30, 2017

67	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015	Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.

Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014	Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD) (2015 to present); Senior Vice President of M&T Bank.
Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2015);

President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	68

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012	Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988	Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67-1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000	Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988	Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).
Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003	Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).
Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2017 (unaudited)

69	BOARD OF TRUSTEES AND TRUST OFFICERS

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017	Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015	Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016	Principal Occupations: President, Wilmington Funds Management Corporation Group; Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors,Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	70

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007	Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2017 (unaudited)

71

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2017 / ANNUAL REPORT

72

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2017

73

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2017 / ANNUAL REPORT

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WILMINGTON FUNDS
Investment Advisor
Wilmington Funds Management Corp. 1100 North Market Street Wilmington, DE 19890
Sub-Advisor
Wilmington Trust Investment Advisors 111 South Calvert Street 26th Floor Baltimore, MD 21202
Co-Administrator
Wilmington Funds Management Corp. 1100 North Market Street Wilmington, DE 19890
Custodian
The Bank of New York Mellon One Wall Street New York, NY 10286
Distributor
ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP One Commerce Square, 2005 Market Street, Suite 700 Philadelphia, PA 19103

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

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    i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2016 through April 30, 2017. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc., the Trust’s investment advisor and subadvisor, respectively, have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

Economic blips and trends

During the just completed fiscal year, investors in the Wilmington Funds were treated to a combination of significant blips and major trends. At the very outset of the fiscal year, the British, in a move that caught almost everyone off guard, voted to leave the European Union. The so-called “Brexit” vote created a major downdraft in the equity markets but this turned out to be a blip as prices quickly recovered setting the stage for further gains to come.

On the trending side of the ledger, the economy cruised in the second half of 2016, delivering annualized growth of 3.5% in the third quarter and 2.1% in the fourth quarter. But in the first quarter of 2017, growth slowed to an annualized 0.7%, the weakest in three years.i Credit consumers for both the good and the bad.

Consumer spending, which accounts for more than two-thirds of U.S. economic activity, has pretty much carried the economy throughout the recovery from the Great Recession. After 22 consecutive quarters contributing at least 1% annualized growth in gross domestic product (GDP), consumption accounted for just 0.2% of growth in the first quarter of 2017.i At the same time, however, business investment in fixed goods contributed 1.1% of annualized growth in the first quarter, the strongest showing in 11 quarters.

i ihttps://www.bea.gov/national/index.htm#gdp

Despite weak growth in personal income so far this year, we see reasons to believe consumers will keep spending:

•Sentiment has remained unusually high. The University of Michigan Consumer Sentiment Index hasn’t showed such strength over a four-month period since just after George W. Bush became president.ii

•Bad weather and delayed tax refunds accounted for much of the first-quarter weakness.

•Unemployment has fallen to 4.4%, a 10-year low, on the strength of consistent job growth. Over the last three years, nonfarm payrolls have grown by an average of 215,000 jobs per month.iii

While consumers have pulled their weight economically, businesses have been less consistent; given the historical quarter-to-quarter lumpiness of nonresidential investment, it’s too early to call strong first-quarter business spending a trend. Still, after nearly eight years in recovery, the economy has demonstrated an ability to keep its footing even if corporate America doesn’t pitch in. The Bloomberg consensus calls for GDP growth of 2.2%, but we are looking for stronger growth at 3.0%.

ii http://www.sca.isr.umich.edu/files/chicsh.pdf

iiihttps://www.bls.gov/news.release/empsit.nr0.htm

Uncertainty burns bond market

The 10-year Treasury note yields 2.25%, a number that looks different depending on your perspective.

•The yield has risen a full percentage point from July’s record low of 1.37%.iv Last summer boasted a great backdrop for bonds. Investor uncertainty about the direction of the stock market drove many to fixed income, and the lack of interest rate hikes had bond investors riding high. Since then, stocks have rallied and the Federal Reserve (the “Fed”) has boosted the federal funds rate twice.

•The 10-year note’s current yield is less than half the average of 6.3% since 1962.iv With short-term interest rates held artificially low for more than eight years, the financial markets have no precedent for how bonds will respond when interest rates finally do revert to historical norms.

Uncertainty about both the pace of interest-rate hikes and the bond market’s reaction to them has contributed to lackluster returns over the last year.

ivhttps://www.federalreserve.gov/datadownload/

The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 0.83% in the 12 months ended April 30. Few of the broad index’s component sectors impressed, though the 2.74% return of the Bloomberg Barclays U.S. Credit Bond Index2 outperformed the -0.65% return of the Bloomberg Barclays U.S. Treasury Bond Index3. The bright-spot was high yield, with the Bloomberg

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

ii

Barclays U.S. Corporate High Yield Bond Index4 returning 13.30% for the year—which makes sense, since this is the bond group most highly correlated with stocks, which delivered excellent returns.

Neither foreign bonds nor municipals provided much relief. The Bloomberg Barclays Global Aggregate ex-USD Index5 fell -4.51% and the Bloomberg Barclays Municipal Bond Index6 returned an unexciting 0.14% over the last year.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain Bloomberg Barclays indices performed as follows7:

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Mortgage-Backed Securities Index[8]	Bloomberg Barclays U.S. Credit Bond Index	Bloomberg Barclays Municipal Bond Index
0.83%	-0.65%	0.66%	2.74%	0.14%

Assumes holding periods from May 1, 2016 through April 30, 2017

Stocks a study in contradictions relative to bonds

The S&P 500 Index9 of large-cap stocks returned 17.92%, while the S&P MidCap 40010 and S&P SmallCap 60011 indices did even better, returning 20.46% and 24.26%, respectively. Even international stocks pulled out of their multiyear funk, with the MSCI EAFE (Net) Index12, returning 11.29% and the MSCI Emerging Markets (Net) Index13 19.13%— performance greater than they managed in the previous five years combined. These gains were propelled by three major factors including: the acceleration of economic growth during the second half of 2016, the rebound from the earnings recession that had gripped corporate performance since 2015, and the election, which ushered in hopes for more active pro-growth policies from Washington.

Investors have been slow to pick up on these gains which have made this one of the most disliked bull markets in recent equity market history. However, the surge in prices is well founded in both economic fundamentals which have seen job growth continue at a strong pace while corporate profits improve, expanding at a 14% pace in the first quarter of 2017.

The Trump administration hasn’t made the progress on tax cuts and infrastructure spending many expected, and most market sectors have come down substantially from their post-election highs. Economically sensitive sectors such as industrials and technology have returned at least 14% over the last six months.

For the 12-month reporting period May 1, 2016 to April 30, 2017, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-USD (Net) Index[16]
17.92%	20.90%	28.18%	12.59%

Dealing with blips and trends is a key part to managing our investor’s money and we will continue to do so making sure that we properly identify the trend signal and avoid the blip noises.

Sincerely,

Christopher D. Randall
President, Wilmington Funds
May 25, 2017

April 30, 2017 (unaudited) / PRESIDENT’S MESSAGE

    iii

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1.

Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

2.

Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

3.

Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

5.

Bloomberg Barclays Global Aggregate ex-USD Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.

6.

Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
8.

Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

9.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

10.

The S&P MidCap 400 Index measures the performance of approximately 400 stocks listed on U.S. exchanges. Most of the stocks in the index are mid-capitalization U.S. issues. The index accounts for roughly 7% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.

11.

The S&P SmallCap 600 Index measures the performance of approximately 600 stocks listed on U.S. exchanges. Most of the stocks in the index are small-capitalization U.S. issues. The index accounts for roughly 3% of the total market capitalization of all U.S. equities. The index is unmanaged and investments cannot be made directly in an index.

12.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

13.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

14.

Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
16.

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. The index is unmanaged and it is not possible to invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2017 (unaudited)

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1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

Interest rates moved higher over the past year in response to continued improvement in the labor market. The unemployment rate declined to 4.4%, its lowest rate since 2007. The Federal Reserve (the “Fed”) reacted to the improving labor market by raising interest rates twice during the year, moving the Fed Funds target up to a range of 0.75% to 1%. The Fed also expects to raise interest rates two more times in 2017. Interest rates moved dramatically higher in the 4th quarter of 2016 in response to the election of Donald Trump, a republican congress and the expectation for tax reform and a fiscal stimulus package which will lead to stronger economic growth. The yield curve flattened slightly as longer-term interest rates rose by less than shorter-term interest rates which are more affected by the Fed’s decision to raise interest rates. Short-term interest rates moved approximately  1/2 of one percent higher while the 30 year Treasury yield increased by only 27 basis points. Prior to the aforementioned rise of interest rates, the 10-year Treasury yield recorded an all time low yield of 1.32% in July of 2016 in response to the Brexit vote and fears of an economic slowdown.

The December and March increases in the target federal funds rate certainly provided relief for money market fund investors who have been dealing with a near zero interest rate environment for the past few years. Money market fund investors could continue to benefit if the two additional Fed hikes come to fruition this year and the Fed’s projected increases in 2018.

The change in key interest rates over the last twelve months is presented below.

	4/30/16	10/31/16	4/30/17

Federal Fund Target	0.25% - 0.50%	0.25% - 0.50%	0.75% - 1.00%

3-Month LIBOR	0.64%	0.89%	1.17%

2-Year Treasury Note	0.77%	0.86%	1.28%

10-Year Treasury Note	1.83%	1.84%	2.29%

In October of last year, the SEC’s money market reform proposals became a reality. The industry saw a trillion dollar shift out of the Prime fund space in to U.S. government funds as most investors looked to maintain the status quo of a stable net asset value rather than be subjected to a floating Net Asset Value (“NAV”) with fees and gates. The Wilmington Funds were no different. As we polled our investor base prior to implementation of the new rules, shareholders were clearly seeking the stability offered by U.S. Government oriented funds. With little appetite expressed for floating rate Prime or Tax-Exempt funds, management decided to close the Wilmington Prime and Tax-exempt Funds, moving shareholders to the Wilmington U.S. Government Money Market Fund or U.S. Treasury Money Market Fund. As, or if, investors become comfortable with the floating rate NAV and fees and gates concept, we are prepared to launch competitive product offerings.

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal April 30, 2017:

Wilmington U.S. Government Money Market Fund – Administrative Class	0.04%
Wilmington U.S. Government Money Market Fund – Institutional Class	0.17%
Wilmington U.S. Government Money Market Fund – Select Class	0.13%
Wilmington U.S. Government Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Government & Agency Institutional Average	0.21%
Lipper U.S. Government Money Market Funds Average	0.07%
Wilmington U.S. Treasury Money Market Fund – Administrative Class	0.03%
Wilmington U.S. Treasury Money Market Fund – Select Class	0.12%
Wilmington U.S. Treasury Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Treasury and Repo Institutional Average	0.18%
Lipper U.S. Treasury Money Market Funds Average	0.07%

Source: iMoneyNet, Inc. and Lipper

April 30, 2017 (unaudited) / ANNUAL REPORT

    2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. During the fiscal year ended April 30, 2017, Wilmington Funds Management Corporation has agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

ANNUAL REPORT / April 30, 2017 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period[1]	Annualized Net Expense Ratio

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.10	$2.58	0.52%

Institutional Class	$1,000.00	$1,001.40	$1.34	0.27%

Select Class	$1,000.00	$1,001.00	$1.74	0.35%

Service Class	$1,000.00	$1,000.10	$2.68	0.54%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,022.22	$2.61	0.52%

Institutional Class	$1,000.00	$1,023.46	$1.35	0.27%

Select Class	$1,000.00	$1,023.06	$1.76	0.35%

Service Class	$1,000.00	$1,022.12	$2.71	0.54%

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.10	$2.48	0.50%

Select Class	$1,000.00	$1,001.00	$1.64	0.33%

Service Class	$1,000.00	$1,000.10	$2.38	0.48%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,022.32	$2.51	0.50%

Select Class	$1,000.00	$1,023.16	$1.66	0.33%

Service Class	$1,000.00	$1,022.41	$2.41	0.48%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

April 30, 2017 (unaudited) / ANNUAL REPORT

    4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Total Net Assets
U.S. Government Agency Obligations	61.9%
U.S. Treasury Obligations	22.3%
Repurchase Agreements	15.8%
Money Market Fund	0.0%[2]
Other Assets and Liabilities – Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS – 61.9%

FEDERAL FARM CREDIT BANK (FFCB) – 7.3%

0.96%, 10/25/17Δ	$98,500,000	$98,500,000

0.98%, 11/15/17Δ	75,000,000	75,000,000

0.86%, 12/12/17Δ	75,000,000	74,997,673

0.81%, 5/03/18Δ	100,000,000	99,996,530

0.87%, 7/23/18Δ	70,000,000	70,026,173

1.05%, 9/24/18Δ	29,700,000	29,683,673

0.90%, 10/22/18Δ	60,000,000	60,038,062

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$508,242,111

FEDERAL HOME LOAN BANK (FHLB) – 39.8%

0.77%, 5/09/17‡	100,000,000	99,983,111

0.56%, 5/10/17‡	47,000,000	46,993,537

0.65%, 5/17/17‡	232,800,000	232,734,049

0.78%, 5/18/17‡	75,000,000	74,972,906

0.77%, 5/19/17‡	100,000,000	99,962,050

0.76%, 5/26/17‡	72,037,000	71,999,481

0.79%, 6/05/17‡	100,000,000	99,924,167

0.73%, 6/14/17‡	293,000,000	292,744,983

0.82%, 6/15/17‡	50,000,000	49,950,000

0.79%, 6/16/17‡	126,000,000	125,873,947

0.79%, 6/21/17‡	100,000,000	99,889,500

0.84%, 7/05/17‡	79,800,000	79,681,131

0.83%, 7/07/17‡	25,000,000	24,962,080

Description	Par Value	Value
0.85%, 7/14/17‡	$141,500,000	$141,255,502

0.73%, 7/17/17Δ	100,000,000	99,999,876

0.87%, 7/19/17‡	124,550,000	124,317,186

0.88%, 7/26/17‡	86,000,000	85,823,318

0.61%, 8/01/17Δ	150,000,000	149,989,540

0.64%, 8/10/17Δ	150,000,000	149,996,804

0.66%, 8/10/17Δ	50,000,000	50,000,000

0.75%, 8/16/17Δ	100,000,000	100,000,000

0.76%, 8/22/17Δ	50,000,000	49,998,567

1.07%, 12/15/17Δ	100,000,000	100,000,000

0.77%, 1/25/18Δ	250,000,000	250,000,000

0.69%, 5/09/18Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$2,751,051,735

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 4.0%

0.56%, 5/18/17‡	50,000,000	49,987,014

0.76%, 5/22/17‡	75,000,000	74,967,231

0.77%, 6/19/17‡	50,000,000	49,948,618

0.79%, 6/21/17‡	50,000,000	49,945,458

0.78%, 10/12/17Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$274,848,321

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 10.8%

0.71%, 5/01/17‡	300,000,000	300,000,000

ANNUAL REPORT / April 30, 2017

5    PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

0.78%, 5/10/17‡	$26,136,000	$26,130,969

0.77%, 6/07/17‡	25,000,000	24,980,498

0.77%, 6/14/17‡	110,000,000	109,897,957

0.77%, 6/21/17‡	208,112,000	207,886,821

0.81%, 7/03/17‡	75,000,000	74,896,313

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$743,792,558

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $4,277,934,725)		$4,277,934,725

U.S. TREASURY OBLIGATIONS – 22.3%

U.S. TREASURY BILLS – 18.5%

0.65%, 5/04/17‡	100,000,000	99,994,687

0.54%, 5/11/17‡	100,000,000	99,985,375

0.59%, 5/18/17‡	300,000,000	299,917,479

0.61%, 6/01/17‡	100,000,000	99,948,764

0.66%, 6/15/17‡	100,000,000	99,919,688

0.68%, 7/06/17‡	225,000,000	224,725,825

0.72%, 7/20/17‡	271,830,000	271,405,999

0.61%, 7/27/17‡	85,000,000	84,876,750

TOTAL U.S. TREASURY BILLS		$1,280,774,567

U.S. TREASURY NOTES – 3.8%

0.88%, 5/15/17	160,000,000	160,019,093

0.50%, 7/31/17	50,000,000	49,986,060

1.09%, 1/31/18Δ	50,000,000	50,107,197

TOTAL U.S. TREASURY NOTES		$260,112,350

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,540,886,917)		$1,540,886,917
	Number of Shares

MONEY MARKET FUND – 0.0%**

Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%^	3,890,362	3,890,362

TOTAL MONEY MARKET FUND (COST $3,890,362)		$3,890,362

Description	Par Value	Value

REPURCHASE AGREEMENTS – 15.8%
Credit Suisse First Boston LLC, 0.80%, dated 4/28/17, due 5/01/17, repurchase price $95,006,333, collateralized by U.S. Treasury Securities, 1.38% to 1.63%, maturing 6/30/20 to 1/31/21; total market value of $96,900,589.	$95,000,000	$95,000,000

Deutsche Bank Securities, Inc., 0.84%, dated 4/28/17, due 5/01/17, repurchase price $53,003,710, collateralized by U.S. Treasury Securities, 0.88% to 1.00%, maturing 4/15/19 to 2/15/46; total market value of $54,060,019.	53,000,000	53,000,000

Mizuho Securities USA, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $250,017,083, collateralized by U.S. Treasury Securities, 1.25% to 3.13%, maturing 4/30/19 to 2/15/27; total market value of $255,000,044.	250,000,000	250,000,000

RBC Capital Markets LLC, 0.79%, dated 4/28/17, due 5/01/17, repurchase price $150,009,875, collateralized by U.S. Treasury Securities, 2.50% to 3.75%, maturing 5/15/24 to 11/15/43; total market value of $153,000,089.	150,000,000	150,000,000

RBC Capital Markets LLC, 0.80%, dated 4/28/17, due 5/01/17, repurchase price $75,005,000, collateralized by U.S. Government Securities, 2.13% to 4.50%, maturing 1/01/25 to 4/01/47; total market value of $76,500,000.	75,000,000	75,000,000

TD Securities, Inc., 0.80%, dated 4/28/17, due 5/01/17, repurchase price $192,012,800, collateralized by U.S. Government & Treasury Securities, 0.75% to 4.00%, maturing 10/31/18 to 3/01/47; total market value of $197,752,993.	192,000,000	192,000,000

TD Securities, Inc., 0.82%, dated 4/28/17, due 5/01/17, repurchase price $275,018,792, collateralized by U.S. Government & Treasury Securities, 0.75% to 4.50%, maturing 10/31/18 to 3/01/47; total market value of $283,238,025.	275,000,000	275,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $1,090,000,000)		$1,090,000,000

TOTAL INVESTMENTS – 100.0%
(COST $6,912,712,004)		$6,912,712,004

OTHER LIABILITIES LESS ASSETS – 0.0%**		(1,241,137)

TOTAL NET ASSETS – 100.0%		$6,911,470,867

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    6

Wilmington U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Agency Obligations	$—	$4,277,934,725	$—	$4,277,934,725
U.S. Treasury Obligations	—	1,540,886,917	—	1,540,886,917
Money Market Fund	3,890,362	—	—	3,890,362
Repurchase Agreements	—	1,090,000,000	—	1,090,000,000

Total	$3,890,362	$6,908,821,642	$—	$6,912,712,004

Δ	Floating rate note with current rate and stated maturity date shown.
‡	The rate shown reflects the effective yield at purchase date.
**	Represents less than 0.05%.
^	7-Day net yield.

The following acronyms are used throughout this Fund:
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
LLC - Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2017, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Obligations	78.4%
Repurchase Agreements	19.9%
Money Market Fund	1.6%
Other Assets and Liabilities – Net[1]	0.1%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2017

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 78.4%

U.S. TREASURY BILLS – 54.4%

0.59%, 5/04/17‡	$64,350,000	$64,346,895

0.54%, 5/11/17‡	50,000,000	49,992,687

0.64%, 5/18/17‡	50,000,000	49,985,243

0.53%, 6/01/17‡	25,000,000	24,988,870

0.76%, 6/22/17‡	50,000,000	49,945,725

0.79%, 6/29/17‡	25,000,000	24,968,144

0.64%, 7/06/17‡	25,000,000	24,971,308

0.84%, 7/13/17‡	10,620,000	10,602,234

0.74%, 7/20/17‡	55,000,000	54,911,722

0.79%, 7/27/17‡	63,295,000	63,176,941

0.97%, 10/12/17‡	12,350,000	12,296,552

TOTAL U.S. TREASURY BILLS		$430,186,321

U.S. TREASURY NOTES – 24.0%

0.88%, 5/15/17	40,000,000	40,004,610

0.63%, 7/31/17	25,000,000	25,000,581

0.99%, 10/31/17Δ	50,000,000	50,023,314

1.09%, 1/31/18Δ	25,000,000	25,049,872

1.01%, 4/30/18Δ	25,000,000	25,029,931

0.99%, 7/31/18Δ	25,000,000	25,034,333

TOTAL U.S. TREASURY NOTES		$190,142,641

TOTAL U.S. TREASURY OBLIGATIONS
(COST $620,328,962)		$620,328,962

Description	Number of Shares	Value

MONEY MARKET FUND – 1.6%

Blackrock Liquidity Funds T-Fund Institutional Shares, 0.64%	12,986,558	$12,986,558

TOTAL MONEY MARKET FUND
(COST $12,986,558)		$12,986,558

	Par Value

REPURCHASE AGREEMENTS – 19.9%

Deutsche Bank Securities, Inc., 0.84%, dated 4/28/17, due 5/01/17, repurchase price $37,002,590, collateralized by U.S. Treasury Securities, 0.00% to 8.50%, maturing 4/30/17 to 2/15/47; total market value of $37,740,051.	$37,000,000	37,000,000

RBC Capital Markets LLC, 0.79%, dated 4/28/17, due 5/01/17, repurchase price $120,007,900, collateralized by U.S. Treasury Securities, 0.63% to 7.25%, maturing 9/30/17 to 2/15/38; total market value of $122,400,035.	120,000,000	120,000,000

TOTAL REPURCHASE AGREEMENTS (COST $157,000,000)		$157,000,000

TOTAL INVESTMENTS – 99.9% (COST $790,315,520)		$790,315,520

OTHER ASSETS LESS LIABILITIES – 0.1%		814,913

TOTAL NET ASSETS – 100.0%		$791,130,433

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2017 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     8

Wilmington U.S. Treasury Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$620,328,962	$—	$620,328,962
Money Market Fund	12,986,558	—	—	12,986,558
Repurchase Agreements	—	157,000,000	—	157,000,000

Total	$12,986,558	$777,328,962	$—	$790,315,520

Δ	Floating rate note with current rate and stated maturity date shown.
‡	The rate shown reflects the effective yield at purchase date.

The following acronym is used throughout this Fund:
LLC - Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

9    STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2017	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$6,912,712,004	$790,315,520

Investments in repurchase agreements, at value	$1,090,000,000	$157,000,000
Investments in securities, at value	5,822,712,004	633,315,520

TOTAL INVESTMENTS	6,912,712,004	790,315,520

Cash	—	663,870
Interest receivable	2,030,573	489,231
Receivable for shares sold	221,597	24,886
Prepaid assets	112,972	31,560

TOTAL ASSETS	6,915,077,146	791,525,067

LIABILITIES:
Income distribution payable	1,304,699	120,290
Payable for shares redeemed	234,220	1,028
Payable for Trustees’ fees	3,305	3,305
Payable for distribution services fee	595,708	101,958
Payable for shareholder services fee	608,707	65,357
Other accrued expenses	859,640	102,696

TOTAL LIABILITIES	3,606,279	394,634

NET ASSETS	$6,911,470,867	$791,130,433

NET ASSETS CONSIST OF:
Paid-in capital	$6,911,529,871	$791,137,429
Undistributed (distributions in excess of) net investment income	(11,286)	297
Accumulated net realized gain (loss) on investments	(47,718)	(7,293)

TOTAL NET ASSETS	$6,911,470,867	$791,130,433

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$1,516,147,454	$479,283,964

Shares outstanding (unlimited shares authorized)	1,516,405,239	479,324,830

Net Asset Value per share	$1.00	$1.00

Institutional Class
Net Assets	$359,523,763	$—

Shares outstanding (unlimited shares authorized)	359,594,521	—

Net Asset Value per share	$1.00	$—

Select Class
Net Assets	$3,671,693,529	$311,815,264

Shares outstanding (unlimited shares authorized)	3,672,182,568	311,836,276

Net Asset Value per share	$1.00	$1.00

Service Class
Net Assets	$1,364,106,121	$31,205

Shares outstanding (unlimited shares authorized)	1,364,079,938	31,205

Net Asset Value per share	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

STATEMENTS OF OPERATIONS    10

Year Ended April 30, 2017	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$245,600	$29,126
Interest	28,730,596	3,584,902

TOTAL INVESTMENT INCOME	28,976,196	3,614,028

EXPENSES:
Investment advisory fee	18,105,599	2,642,399
Administrative personnel and services fees	1,969,664	269,230
Portfolio accounting and administration fees	1,709,297	250,526
Transfer and dividend disbursing agent fees and expenses	112,384	4,145
Custodian fees	150,228	23,470
Trustees’ fees	49,907	52,280
Professional fees	96,003	81,799
Distribution services fee—Administrative Class	4,187,978	1,366,591
Distribution services fee—Service Class	2,990,682	77
Shareholder services fee— Administrative Class	4,187,978	1,366,591
Shareholder services fee— Select Class	7,323,071	732,025
Shareholder services fee— Service Class	2,990,682	77
Share registration costs	53,267	30,975
Printing and postage	188,072	9,417
Miscellaneous	321,102	84,790

TOTAL EXPENSES	44,435,914	6,914,392

Waiver/reimbursement by investment advisor	(5,357,857)	(1,165,663)
Waiver of distribution services fee—Administrative Class	(2,942,450)	(994,637)
Waiver of distribution services fee—Service Class	(2,020,553)	(59)
Waiver of shareholder services fee—Administrative Class	(3,219,789)	(1,073,565)
Waiver of shareholder services fee—Select Class	(5,856,256)	(615,411)
Waiver of shareholder services fee—Service Class	(1,887,611)	(49)

TOTAL WAIVERS AND REIMBURSEMENTS	(21,284,516)	(3,849,384)

Net expenses	23,151,398	3,065,008

Net investment income	5,824,798	549,020

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(40,404)	27,664

Net realized gain (loss) on investments	(40,404)	27,664

Change in net assets resulting from operations	$5,784,394	$576,684

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

11    STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income	$5,824,798	$687,113	$549,020	$91,258
Net realized gain (loss) on investments	(40,404)	17,283	27,664	126

Change in net assets resulting from operations	5,784,394	704,396	576,684	91,384

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(632,310)	(381,356)	(180,326)	(64,773)
Institutional Class	(665,254)	(4,895)	—	—
Select Class	(4,414,350)	(218,174)	(367,894)	(27,263)
Service Class	(124,817)	(83,677)	(4)	(1)

Change in net assets resulting from distributions to shareholders	(5,836,731)	(688,102)	(548,224)	(92,037)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	4,359,929,007	4,556,771,179	1,456,907,456	1,228,266,198
Institutional Class	1,867,489,404	181,731,782	—	—
Select Class	4,840,610,360	2,508,685,382	1,558,933,919	782,092,004
Service Class	2,051,789,717	1,571,057,766	113,092	8,000
Proceeds from shares issued in connection with Reorganizations (Note 6)
Administrative Class	384,941,821	—	—	—
Institutional Class	320,775,976	—	—	—
Select Class	2,724,737,598	—	—	—
Service Class	792,316,095	—	—	—
Distributions reinvested
Administrative Class	68	2,406	727	285
Institutional Class	28,389	872	—	—
Select Class	288,879	4,615	120,785	5,252
Service Class	33,998	10,115	4	1
Cost of shares redeemed
Administrative Class	(4,848,392,448)	(4,493,385,278)	(1,623,991,505)	(1,213,389,026)
Institutional Class	(1,841,596,374)	(194,972,218)	—	—
Select Class	(4,870,212,072)	(2,537,908,763)	(1,489,846,115)	(804,455,029)
Service Class	(2,274,974,200)	(2,128,399,325)	(108,094)	—

Change in net assets resulting from share transactions	3,507,766,218	(536,401,467)	(97,869,731)	(7,472,315)

Change in net assets	3,507,713,881	(536,385,173)	(97,841,271)	(7,472,968)
NET ASSETS:
Beginning of year	3,403,756,986	3,940,142,159	888,971,704	896,444,672

End of year	$6,911,470,867	$3,403,756,986	$791,130,433	$888,971,704

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(11,286)	$647	$297	$(330)

April 30, 2017 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)    12

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	4,359,929,009	4,556,771,179	1,456,907,456	1,228,266,198
Institutional Class	1,867,489,404	181,731,782	—	—
Select Class	4,840,610,359	2,508,685,382	1,558,933,919	782,092,004
Service Class	2,051,789,717	1,571,057,766	113,092	8,000
Shares issued in connection with Reorganizations (Note 6)
Administrative Class	384,995,266	—	—	—
Institutional Class	320,831,015	—	—	—
Select Class	2,725,077,645	—	—	—
Service Class	792,293,499	—	—	—
Distributions reinvested
Administrative Class	67	2,406	727	285
Institutional Class	28,389	872	—	—
Select Class	288,879	4,615	120,785	5,252
Service Class	33,998	10,115	4	1
Shares redeemed
Administrative Class	(4,848,392,448)	(4,493,385,278)	(1,623,991,505)	(1,213,389,026)
Institutional Class	(1,841,596,374)	(194,972,218)	—	—
Select Class	(4,870,212,072)	(2,537,908,763)	(1,489,846,115)	(804,455,029)
Service Class	(2,274,974,200)	(2,128,399,325)	(108,094)	—

Net change in shares outstanding	3,508,192,153	(536,401,467)	(97,869,731)	(7,472,315)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

13    FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.04%		0.02%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,516,147		$1,619,679		$1,556,286		$1,673,462		$1,885,193
Ratios to Average Net Assets
Gross Expense	0.89%		0.97%		0.97%		0.97%		0.96%
Net Expenses(b)	0.42%		0.18%		0.07%		0.08%		0.15%
Net Investment Income	0.04%		0.02%		0.01%		0.01%		0.01%

INSTITUTIONAL CLASS	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.001		0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.001		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.17%		0.02%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$359,524		$12,840		$26,079		$83,595		$25,683
Ratios to Average Net Assets
Gross Expense	0.34%		0.47%		0.47%		0.47%		0.46%
Net Expenses(b)	0.27%		0.13%		0.07%		0.08%		0.15%
Net Investment Income	0.21%		0.01%		0.01%		0.01%		0.01%

SELECT CLASS	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.001		0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.001		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.13%		0.02%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$3,671,694		$976,287		$1,005,503		$889,158		$1,164,388
Ratios to Average Net Assets
Gross Expense	0.61%		0.72%		0.72%		0.72%		0.71%
Net Expenses(b)	0.33%		0.18%		0.07%		0.08%		0.15%
Net Investment Income	0.15%		0.02%		0.01%		0.01%		0.01%

April 30, 2017 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS    14

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND (continued)

SERVICE CLASS	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,364,106		$794,950		$1,352,274		$1,371,495		$1,131,306
Ratios to Average Net Assets
Gross Expense	0.88%		0.97%		0.97%		0.97%		0.96%
Net Expenses(b)	0.46%		0.18%		0.07%		0.08%		0.14%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%

(a)	Represents less than $0.001.
(b)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2017

15    FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.03%		0.01%		0.00	%(b)	0.01%		0.01%
Net Assets, End of Year (000’s)	$479,284		$646,349		$631,472		$782,360		$827,103
Ratios to Average Net Assets
Gross Expense	0.91%		0.99%		0.98%		0.97%		0.97%
Net Expenses(c)	0.39%		0.15%		0.06%		0.06%		0.14%
Net Investment Income	0.03%		0.01%		0.00	%(b)	0.01%		0.01%
SELECT CLASS	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.001		0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.001		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.12%		0.01%		0.00	%(b)	0.01%		0.01%
Net Assets, End of Year (000’s)	$311,815		$242,597		$264,955		$314,375		$386,574
Ratios to Average Net Assets
Gross Expense	0.66%		0.74%		0.74%		0.72%		0.73%
Net Expenses(c)	0.31%		0.15%		0.06%		0.06%		0.14%
Net Investment Income	0.13%		0.01%		0.00	%(b)	0.01%		0.01%

SERVICE CLASS	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.01%		0.01%		0.00	%(b)	0.01%		0.01%
Net Assets, End of Year (000’s)	$31		$26		$18		$6		$10,034
Ratios to Average Net Assets
Gross Expense	0.90%		0.97%		0.99%		0.97%		0.97%
Net Expenses(c)	0.42%		0.17%		0.06%		0.06%		0.14%
Net Investment Income	0.01%		0.01%		0.00	%(b)	0.01%		0.01%

(a)	Represents less than $0.001.
(b)	Represents less than 0.01%.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS    16

Wilmington Funds

April 30, 2017

1.    ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 10 funds are presented in separate reports.

Fund	Investment Goal
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2017, there were no transfers between Levels 1, 2 and 3 assets and liabilities based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2017

17    NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received (1)	Cash Collateral Received(1)	Net Amount(2)
U.S. Government Money Market Fund
Credit Suisse First Boston LLC	$95,000,000	$95,000,000	$—	$—
Deutsche Bank Securities, Inc.	53,000,000	53,000,000	—	—
Mizuho Securities USA, Inc.	250,000,000	250,000,000	—	—
RBC Capital Markets LLC	150,000,000	150,000,000	—	—
RBC Capital Markets LLC	75,000,000	75,000,000	—	—
TD Securities, Inc.	192,000,000	192,000,000	—	—
TD Securities, Inc.	275,000,000	275,000,000	—	—

	$1,090,000,000	$1,090,000,000	$—	$—

U.S. Treasury Money Market Fund
Deutsche Bank Securities, Inc.	37,000,000	37,000,000	—	—
RBC Capital Markets LLC	120,000,000	120,000,000	—	—

	$157,000,000	$157,000,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2017, the Funds did not incur any interest or penalties.

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    18

3.    FEDERAL TAX INFORMATION

As of April 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2016, 2015 and 2014, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

For the year ended April 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
U.S. Government Money Market Fund	$35	$—	$(35)
U.S. Treasury Money Market Fund	—	(169)	169

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2017		2016
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
U.S. Government Money Market Fund	$5,836,731	$—	$688,102	$—
U.S. Treasury Money Market Fund	548,224	—	92,037	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
U.S. Government Money Market Fund	$1,293,413	$—	$(1,304,699)	$—	$(47,718)	$—
U.S. Treasury Money Market Fund	120,587	—	(120,290)	—	(7,293)	—

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2017, none of the Funds have any losses deferred to May 1, 2017.

At April 30, 2017, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
U.S. Government Money Market Fund	$47,718	$—	$47,718
U.S. Treasury Money Market Fund	7,293	—	7,293

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2017:

Fund	Capital Loss Carryforwards Utilized
U.S. Treasury Money Market Fund	$27,833

4.    ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation.

Effective October 1, 2016, the following Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

ANNUAL REPORT / April 30, 2017

19    NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

Prior to October 1, 2016, the Funds had annual investment advisory fees, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below.

Fund	Prior Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.40%
U.S. Treasury Money Market Fund	0.40%

During the fiscal year ended April 30, 2017, Wilmington Funds Management Corporation has agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

Effective October 1, 2016, WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through September 30, 2017, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC, nor the Fund’s distributor, will recoup previously waived fees/expenses in subsequent years.

	Contractual Current Expense Limitatons
Fund	Administrative Class	Institutional Class	Select Class	Service Class
U.S. Government Money
Market Fund	0.62%	0.27%	0.37%	0.77%
U.S. Treasury Money
Market Fund	0.60%	N/A	0.35%	0.75%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administration	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	On the first $5 billion
	0.030%	On the next $2 billion
	0.025%	On the next $3 billion
	0.018%	On assets in excess of $10 billion
BNYM	0.0285%	On the first $500 million
	0.0280%	On the next $500 million
	0.0275%	On assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC, nor BNYM, will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2017, neither WFMC nor BNYM waived any administrative personnel and services fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

April 30, 2017 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    20

For the year ended April 30, 2017, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Distribution Fees
U.S. Government Money Market Fund	$2,168,780
U.S. Treasury Money Market Fund	363,770

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc. and Traders Trust Company (together, ”M&T“) affiliates of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2017, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
U.S. Government Money Market Fund	$3,405,565
U.S. Treasury Money Market Fund	380,310

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.    LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2018.

The Funds did not utilize the LOC during the year ended April 30, 2017.

6.    REORGANIZATION

REORGANIZATION - FISCAL YEAR 2017

On March 15, 2016, the Board approved an Agreement and Plans of Reorganization (the “Reorganizations”) which provided for the transfer of all the assets of the Tax-Exempt Money Market Fund and the Prime Money Market Fund, each a series of the Trust (the “Acquired Funds”), for shares of the U.S. Government Money Market Fund (the “Acquiring Fund”), respectively. The shareholders approved the Tax-Exempt Money Market Fund Reorganization at a meeting held on August 10, 2016 and the Reorganization closed on August 22, 2016. The shareholders of the Prime Money Market Fund, under applicable law, were not required to vote on the Reorganization. Therefore, the Reorganization closed on August 15, 2016. The acquisitions were accomplished through tax-free exchanges of assets and shares. For financial reporting purposes, the Acquiring Fund, the U.S. Government Money Market Fund, is deemed to be the accounting survivor.

	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets on Date of Reorganization
Acquiring Fund
Wilmington U.S. Government Money Market Fund				$3,080,145,214
Acquired Funds
Wilmington Tax-Exempt Money Market Fund				499,487,643
Administrative Class shares in exchange for Administrative Class shares	$52,603,411	52,606,533	52,606,533

ANNUAL REPORT / April 30, 2017

21    NOTES TO FINANCIAL STATEMENTS (continued)

	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets on Date of Reorganization
Select Class shares in exchange for Select Class shares	385,623,982	385,673,201	385,673,201
Service Class shares in exchange for Service Class shares	61,260,250	61,258,312	61,258,312
Wilmington Prime Money Market Fund				3,723,283,847
Administrative Class shares in exchange for Administrative Class shares	332,338,410	332,388,733	332,388,733
Institutional Class shares in exchange for Institutional Class shares	320,775,976	320,831,015	320,831,015
Select Class shares in exchange for Select Class shares	2,339,113,616	2,339,404,444	2,339,404,444
Service Class shares in exchange for Service Class shares	731,055,845	731,035,187	731,035,187

				$7,302,916,704

The financial statements of the Acquiring Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganizations and the combined fund for the period subsequent to the Reorganizations. Because each of the combined investment portfolios had been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of each Acquired Fund that had been included in the combined Fund’s Statement of Operations since the Reorganizations were completed. Assuming the Reorganizations had been completed on May 1, 2016, the pro forma net investment income, net realized gain on investments and net increase in net assets from operations for the twelve months through April, 2017 would have been $8,337,470, ($15,054) and $8,322,416.

7.    RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

8.    SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2017 / ANNUAL REPORT

    22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (two of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (two of the series constituting the Wilmington Funds) at April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2017

ANNUAL REPORT / April 30, 2017

23    BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.

Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD) (2015 to present); Senior Vice President of M&T Bank.

Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2015); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS     24

INDEPENDENT TRUSTEES BACKGROUND
Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2017 (unaudited)

25    BOARD OF TRUSTEES AND TRUST OFFICERS

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017

Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President, Wilmington Funds Management Corporation Group; Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors,Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2017 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    26

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2017 (unaudited)

27

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2017 / ANNUAL REPORT

    28

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

• We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

• We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

• We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

• We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

• We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

• We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2017

29

• Information or data entered into a website will be retained.

• Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

• We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2017 / ANNUAL REPORT

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Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Nicholas A. Giordano, Joseph J. Castiglia, and John S. Cramer.

Item 4. Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2017 - $415,763

Fiscal year ended 2016 - $444,940

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2017 - $170,058

Fiscal year ended 2016 - $173,825

These tax services included review of federal and state income tax returns, federal excise returns, review of estimated excise distributions calculations and PFIC analyzer services.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $170,058 and $173,825, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)

  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

  Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	Not Applicable

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2017 – $170,058

Fiscal year ended 2016 – $173,825

(h)

The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilmington Funds

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy (Principal Executive Officer)

Date	7/07/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy (Principal Executive Officer)

Date	7/07/2017

By (Signature and Title)*	/s/ Christopher W. Roleke
Christopher W. Roleke (Principal Financial Officer)

Date	7/07/2017

* Print the name and title of each signing officer under his or her signature.